As filed with the Securities and Exchange Commission on September 3, 2021
Securities Act of 1933 File No. 333‑173967
Investment Company Act of 1940 File No. 811‑22555

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre‑Effective Amendment No. ____	☐

Post-Effective Amendment No. 90	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 92	☒

(Check Appropriate Box or Boxes)

FLEXSHARES TRUST
(Exact Name of Registrant as Specified in Charter)
50 South LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices)
855‑353‑9383
(Registrant’s Telephone Number, including Area Code)

Name and Address of Agent for Service:	with a copy to:
Jose Del Real, Esq. Northern Trust Investments, Inc. 50 South LaSalle Street Chicago, Illinois 60603	Veena K. Jain, Esq. Faegre Drinker Biddle & Reath LLP 191 N. Wacker Drive, Ste. 3700 Chicago, Illinois 60606-1698	Michael D. Mabry, Esq. Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on September 7, 2021 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

FlexShares® Trust Prospectus

Fund	Ticker	Stock Exchange

FlexShares® ESG & Climate US Large Cap Core Index Fund	FEUS	NYSE Arca, Inc.

FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund	FEDM	NYSE Arca, Inc.

FlexShares® ESG & Climate Emerging Markets Core Index Fund	FEEM	NYSE Arca, Inc.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FEHY	NYSE Arca, Inc.

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FEIG	NYSE Arca, Inc.

Prospectus dated September 7, 2021.
An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency, or The Northern Trust Company, or its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.
The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

FUND SUMMARIES
FlexShares® ESG & Climate US Large Cap Core Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate US Large Cap Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.09%

Distribution (12b‑1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.10%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.09%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.09%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$9

3 Years	$31
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly-traded U.S. large capitalization equity securities, i.e., the 600 largest companies in the Northern Trust 1250 IndexSM (the “Starting Universe”), as measured by largest float adjusted market capitalization. The Underlying Index is designed to minimize tracking differences relative to the Starting Universe, while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Starting Universe. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens. The Northern Trust 1250 IndexSM is a float-adjusted market-capitalization weighted index of US domiciled companies.
Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”) in its capacity as Index Provider (the “Index Provider”) applies an ESG Vector Score to each of the companies in the Starting Universe. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”)

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally,  a distinct corporate governance score is applied to each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.
In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Starting Universe to seek to (i) minimize the potential for tracking differences for the Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity and aggregate carbon reserves of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Starting Universe. It is possible that the Underlying Index will include (and therefore the Fund could invest in)
securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Starting Universe. The optimization also includes constituent, liquidity, turnover, sector, industry group and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Starting Universe.
Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from Sustainalytics and other independent ESG data providers, which may change from time to time. Excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co-operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.
The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021, the Underlying Index was comprised of 205 constituents with market capitalizations ranging from $9.6 billion to $2.5 trillion and the Underlying Index had significant investment exposure (over 20%) to companies in the Information Technology sector. The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index will be reconstituted quarterly under normal market conditions. During periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non‑diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated. As of August 27, 2021, the Underlying Index was concentrated in the Information Technology sector (28.09%).
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non‑financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Starting Universe.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assess-

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

ment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

•	U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.

•	Large Cap Risk is the risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid‑sized companies. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies.
Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Technology companies may also be susceptible to heightened risk of cybersecurity breaches that may affect their security prices. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID‑19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID‑19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID‑19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Derivatives Risk is the risk that the use of futures and options on futures may pose risks in addition to and greater

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

than those associated with investing directly in securities and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. The use of derivatives is also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Non‑Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Steven Santiccioli and Volter Bagriy, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid‑ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, is included on the Fund’s website at flexshares.com.

FlexShares® ESG & Climate US Large Cap Core Index Fund (cont.)

Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, Section 199A dividends, or a combination of the four, unless you are investing through a tax‑exempt or tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust® ESG & Climate Developed Markets ex‑US Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%

Distribution (12b‑1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.13%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12

3 Years	$41
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in developed market countries, excluding the U.S. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Developed Markets ex‑US Large Cap IndexSM, (the “Parent Index”), while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens.
The Parent Index is a sub‑index of the Northern Trust Global IndexSM, where eligible securities are limited to those of companies that are domiciled in non‑U.S. developed market countries and designated as large- or mid‑capitalization companies by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), in its capacity as Index Provider (the “Index Provider”). The Index Provider classifies the following as developed market countries outside of the U.S.: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland,

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and United Kingdom.
The Index Provider applies an ESG Vector Score to each of the companies in the Parent Index. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally, a distinct corporate governance score is applied for each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.
In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Parent Index to seek to
(i) minimize the potential for tracking differences for the Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity and aggregate carbon reserves of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Parent Index. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index. The optimization also includes constituent, liquidity, turnover, country, region, sector, industry group and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Parent Index.
Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from Sustainalytics and other independent ESG data providers, which may change from time to time. Excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co-operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.
The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021, the Underlying Index was comprised of 420 constituents with market capitalizations ranging from $3.1 billion to $371.2 billion and the Underlying Index had significant investment exposure (over 20%) to companies in the Financial sector. As of the same date, the top five countries by weighting represented in the Underlying Index were Japan (19.91%), United Kingdom (14.06%), France (10.95%), Canada (9.24%) and Switzerland (9.10%). The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index will be reconstituted

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

quarterly under normal market conditions. During periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Fund will not invest directly in securities that have been excluded from the Fund’s Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the
Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non‑diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non‑financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies, sectors, regions and countries and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of index futures contracts.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria,

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Foreign Securities Risk is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, tariffs and trade disputes and adverse economic, political, diplomatic, environmental, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

•	Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, and the Fund does not attempt to hedge against changes in the value of non‑U.S. currencies, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

•	Japan Investment Risk is the risk of investing in securities of Japanese issuers. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect the Fund.

•
European Investment Risk is the risk of investing significantly in European issuers. The United Kingdom formally exited the European Union (“EU”) on January 31, 2020 (known as “ Brexit “), and entered into an 11‑month transition period which ended on December 31, 2020 at which time the United Kingdom left the EU single market and customs union under the

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

terms of a new trade agreement. The trade agreement governs the relationship between the United Kingdom and EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit may also impact markets of the United Kingdom and the EU, as well as global markets, should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe, as well as the broader global economy, could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

•	Large Cap Risk is the risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid‑sized companies. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies.

•	Mid Cap Stock Risk is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds, among other factors. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID‑19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID‑19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID‑19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.
Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results. Tracking error risk may be higher for funds that track a foreign index, or an index that includes foreign securities, because regulatory and reporting requirements may differ from those in the U.S.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non‑U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. There is a heightened risk associated with limited availability and reliability of data used to construct the index.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Derivatives Risk is the risk that the use of futures, options on futures and forward currency contracts may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Non‑Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.

FlexShares® ESG & Climate Developed Markets ex‑US
Core Index Fund (cont.)

Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Alan Aung and Steven Santiccioli, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid‑ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® ESG & Climate Emerging Markets Core Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Emerging Markets Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.18%

Distribution (12b‑1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.19%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.18%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.18%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$18

3 Years	$60
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index is designed to reflect the performance of a selection of companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to publicly traded equity securities issued by companies domiciled in emerging market countries. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust Emerging Markets Large Cap IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens.
The Parent Index is a sub‑index of the Northern Trust Global IndexSM, where eligible securities are limited to those of companies that are domiciled in emerging market countries and designated as large- or mid‑capitalization companies by Northern Trust Investments, Inc. (“NTI” or “Investment Adviser”), in its capacity as Index Provider (the “Index Provider”). The Index Provider classifies the following as emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia,

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates.
The Index Provider applies an ESG Vector Score to each of the companies in the Parent Index. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally, a distinct corporate governance score is applied for each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.
In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity, carbon reserves and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against sales by the company. Carbon reserves measure the total estimated greenhouse gas emissions attributable to a company’s fossil fuel reserve assets. The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Parent Index to seek to (i) minimize the potential for tracking differences for the
Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity and aggregate carbon reserves of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Parent Index. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index. The optimization also includes region, country, sector, industry group, constituent, liquidity, turnover and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Parent Index.
Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from Sustainalytics and other independent ESG data providers, which may change from time to time. The Index Provider excludes companies that have below average corporate governance practices relative to the Parent Index. In addition, excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co-operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.
The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021, the Underlying Index was comprised of 251 constituents with market capitalizations ranging from $1.5 billion to $575.0 billion and the Underlying Index had significant investment exposure (over 20%) to companies in the Information Technology and Financial sectors. As of the same date, the top five countries by weighting represented in the Underlying Index were China (24.83)%, Taiwan (17.77)%, South Korea (14.20)%, India (13.08)% and South Africa (5.92)%. The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions.

FlexShares® ESG & Climate Emerging Markets
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The Underlying Index will be reconstituted quarterly under normal market conditions. During periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index and in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts and forward currency contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index. The Fund usually, but not always, pursues a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Fund will not invest directly in securities that have been excluded from the Fund’s Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the
Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non‑diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non‑financial factors, the Fund may underperform the broader equity market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies, sectors, regions and countries and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that the Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of index futures contracts.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index.
The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Foreign Securities Risk is the risk that investing in foreign (non‑U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in U.S. securities, due to less liquid markets, tariffs and trade disputes and adverse economic, political, diplomatic, environmental, financial, and regulatory factors. Foreign governments also may impose limits on investment and repatriation and impose taxes. Any of these events could cause the value of the Fund’s investments to decline. To the extent that the Fund’s assets are significantly invested in a single country or geographic region, the Fund will be subject to the risks associated with that particular country or region. To the extent that the underlying securities and/or other assets held by the Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such an underlying security and the last quoted price for the underlying security (i.e., the Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.

•	Emerging Markets Risk is the risk that markets of emerging market countries are less developed and less liquid, subject to greater price volatility, subject to less uniform or robust accounting, securities valuation and reporting requirements, and generally subject to increased economic, political, regulatory and other uncertainties than more developed markets.

•	Currency Risk is the risk that foreign currencies, securities that trade in or receive revenues in foreign currencies, or derivatives that provide exposure to foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s NAV is determined on the basis of U.S. dollars, and the Fund does not attempt to hedge against changes in the value of non‑U.S. currencies, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. In addition, fluctuations in the exchange values of currencies could affect the economy or particular business operations of companies in a geographic region in which the Fund invests, causing an adverse impact on the Fund’s investments in the affected region.

•
China Investment Risk is the risk associated with investments in companies located or operating in China, such as nationalization, expropriation, or confiscation of property; alteration or discontinuation of economic reforms; and considerable degrees of economic, political and social instability. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. Investors in Chinese markets generally experience difficulties in obtaining information necessary for investigations into and/or litigation against Chinese companies, as well as

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

in obtaining and/or enforcing judgements due to a lack of publicly available information; and there are generally limited legal remedies for shareholders. Internal social unrest or confrontations with other neighboring countries, including military conflicts may disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. As a result, a reduction in spending on Chinese products and services, the institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a negative impact on the Fund. The inability of the Public Company Accounting Oversight Board (“PCAOB”) to inspect audit work papers and practices of PCAOB-registered accounting firms in China with respect to their audit work of U.S. reporting companies may impose significant additional risks associated with investments in China. Certain securities issued by companies located or operating in China are subject to trading restrictions and suspensions, quota limitations and sudden changes in those limitations, and operational, clearing and settlement risks. In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on‑shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.

•	Asia Investment Risk is the risk associated with investment located in operating in Asia, including Taiwan and South Korea. Investments in securities of companies located in or with exposure to Asian countries involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities. Economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.

•	India Investment Risk is the risk associated with investments of companies located or operating India. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, currency and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
Equity Securities Risk is the risk that the values of the equity securities owned by the Fund may be more volatile and underperform other asset classes and the general securities markets.

•	Large Cap Risk is the risk that returns on investments in stocks of large companies could trail the returns on investments in stocks of smaller and mid‑sized companies. In addition, larger companies may grow more slowly or be slower to respond to business developments than smaller companies.

•	Mid Cap Stock Risk is the risk that stocks of mid‑sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies, and may lack sufficient market liquidity. Mid‑sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market, or may be dependent upon a small or inexperienced management group. Securities of smaller companies may trade less frequently and in lower volume than the securities of larger companies, which could lead to higher transaction costs. Generally the smaller the company size, the greater the risk.

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

Information Technology Sector Risk is the risk that securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services. Technology companies may also be susceptible to heightened risk of cybersecurity breaches that may affect their security prices. Companies in the technology sector are facing increased government and regulatory scrutiny and may be subject to adverse government or regulatory action.
Financial Sector Risk is the risk that the Fund will be impacted by events affecting the financial sector if it invests a relatively large percentage of its assets in that sector, adversely affecting the Fund’s performance. The financial sector can be significantly affected by changes in interest rates, government regulation, the rate of corporate and consumer debt defaulted, price competitions and the availability and cost of capital funds, among other factors. The impact of changes in capital requirements and recent or future regulation of any individual financial company, or of the financial sector as a whole, cannot be predicted. In recent years, cyberattacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses to companies in this sector, which may negatively impact the Fund.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID‑19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID‑19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID‑19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.
Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results. Tracking error risk may be higher for funds that track a foreign index, or an index that includes foreign securities, because regulatory and reporting requirements may differ from those in the U.S.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened because of its investments in non‑U.S. securities.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. There is a heightened risk associated with limited availability and reliability of data used to construct the index.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Derivatives Risk is the risk that the use of futures, options on futures and forward currency contracts may pose risks in addition to and greater than those associated with investing directly in securities, currencies and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Non‑Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Robert Anstine, Volter Bagriy and Alan Aung, each a Vice President of Northern Trust Investments, Inc., have served as Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid‑ask spread”). Recent information, including information about the Fund’s NAV,

FlexShares® ESG & Climate Emerging Markets
Core Index Fund (cont.)

market price, premiums and discounts, and bid‑ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, qualified dividends, capital gains, or a combination of the three, unless you are investing through a tax‑exempt or tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate High Yield U.S. Corporate Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.23%

Distribution (12b‑1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.24%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.23%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.23%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$24

3 Years	$76
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index seeks to reflect the performance of a selection of U.S.-dollar-denominated high-yield corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to U.S.-dollar-denominated high-yield corporate bonds (sometimes referred to as “junk bonds”) of U.S. and non‑U.S. issuers. The Underlying Index is designed to minimize tracking differences relative to the performance of the Northern Trust High Yield US Corporate Bond IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to the Parent Index. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens.
The Parent Index is a market-capitalization weighted index comprised of US dollar-denominated high yield corporate bonds. In order to be eligible for inclusion in the Parent Index, a security must be a US‑dollar‑denominated corporate bond that is publicly offered in the United States or offered pursuant to Rule 144A under the Securities Act of 1933, with or without registration rights. A security also must be rated below investment grade but not deemed in default (a rating within Ca/C- to Ba1/BB+) by a Nationally

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Recognized Statistical Rating Organization (“NRSRO”). Bonds that are rated investment grade status or that enter into default post reconstitution are removed at the next scheduled reconstitution of the Parent Index. In addition, a security eligible for inclusion in the Parent Index must have (i) a final time to stated maturity of at least 18 months from the date of its issuance, (ii) a remaining stated maturity that is greater than or equal to one year at time of each reconstitution and (iii) an outstanding principal balance of least $150 million at time of each constitution of the Parent Index. The Fund does not have any portfolio maturity limitation and may invest its assets from time to time in instruments with varying maturities.
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) in its capacity as Index Provider (the “Index Provider”) applies an ESG Vector Score to each of the companies in the Parent Index. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally, a distinct corporate governance score is applied to each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.
In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against the value of the company enterprise-wide. The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy risks based on its specific baseline carbon risk exposure.
At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Parent Index to seek to (i) minimize the potential for tracking differences for the Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Parent Index. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index. The optimization also includes sector, country, turnover, issuer and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Parent Index.
Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from independent ESG data providers. Excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co‑operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.
The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021 there were 1115 issues in the Underlying Index. The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index will be

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

reconstituted monthly under normal market conditions. During periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non‑diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non‑financial factors, the Fund may underperform the broader high yield corporate bond market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such companies and sectors are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
High Yield Securities Risk is the risk that the Fund will be subject to greater credit risk, price volatility and risk of loss than if it invested primarily in investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities (sometimes referred to as “junk bonds”) are considered highly speculative and are subject to increased risk of an issuer’s inability to make principal and interest payments.

•	Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

•	Distressed Securities Risk is the substantial risk of investing in distressed securities that is in addition to the risks of investing in non‑investment grade securities generally. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” Distressed securities are spec-

ulative and involve a substantial risk that principal will not be paid. In addition, the Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. These securities may present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.

•	Substantial Volatility Risk is the risk that the value of the securities in the Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. There is a risk that the Fund could have substantial volatility.
Corporate Bond Risk is the risk the Fund faces because it invests primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

•	Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

•	Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income and accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Non‑U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar denominated bonds of non‑U.S. corporations to the extent such bonds are included in the Underlying Index. The Fund’s investments in bonds of non‑U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non‑U.S. issuers.
LIBOR Risk is the risk from the expected discontinuation of the publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, at the end of June 2023. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID‑19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID‑19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID‑19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short‑term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.
Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. There is a heightened risk associated with limited availability and reliability of data used to construct the index.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Derivatives Risk is the risk that the use of futures and options on futures may pose risks in addition to and greater than those associated with investing directly in securities and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Non‑Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.

FlexShares® ESG & Climate High Yield Corporate Core Index Fund (cont.)

Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Eric R. Williams, a Senior Vice President, and Benjamin J. McCubbin, CFA, a Second Vice President, of Northern Trust Investments, Inc., respectfully, have served as Portfolio Managers of the Fund since inception.
Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the
Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid‑ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund

Investment Objective
The Fund seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (the “Underlying Index”).
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Under the Fund’s Investment Advisory Agreement, the Fund is responsible for the following expenses: interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business. You will also incur usual and customary brokerage commissions and fees to financial intermediaries when buying or selling shares of the Fund in the secondary market, which are not reflected in the example that follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.12%

Distribution (12b‑1) Fees	0.00%

Other Expenses(1)	0.01%

Total Annual Fund Operating Expenses	0.13%

Expense Reimbursement(2)	-0.01%

Total Annual Fund Operating Expenses After Expense Reimbursement	0.12%

(1)	Other expenses are estimated for the current fiscal year, as the Fund has not commenced operations as of the date of this Prospectus.

(2)
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than Acquired Fund Fees and Expenses) to the extent the “Total Annual Fund Operating Expenses” exceed 0.12%. This contractual limitation may not be terminated before September 7, 2022 without the approval of the Fund’s Board of Trustees. The Fund’s Board of Trustees may terminate the contractual agreement at any time if it determines that it is in the best interest of the Fund and its shareholders.

Example
The following Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the expense reimbursement arrangement for one year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	$12

3 Years	$41
Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. Portfolio turnover may vary from year to year, as well as within a year. As of the date of this Prospectus, the Fund had not commenced operations.
Principal Investment Strategies
The Underlying Index seeks to reflect the performance of a selection of U.S.-dollar-denominated corporate bonds issued by companies that exhibit certain environmental, social and governance (“ESG”) characteristics, while also seeking to provide broad-market, core exposure to U.S.-dollar-denominated investment grade corporate bonds of U.S. and non‑U.S. issuers. The Underlying Index is designed to minimize tracking differences relative to the Northern Trust US Corporate Bond IndexSM (the “Parent Index”) while also seeking (a) an aggregate higher scoring of certain ESG characteristics, as measured by the Northern Trust ESG Vector Score (“ESG Vector Score”) described below, and (b) reduction of aggregate climate-related risk, as measured by certain carbon-related risk metrics, each relative to its Parent Index. The Underlying Index also excludes certain companies by using controversial business involvement and norms-based screens.
The Parent Index is a market-capitalization weighted index comprised of US dollar-denominated corporate bonds. In order to be eligible for inclusion in the Parent Index, a security must be a US‑dollar‑denominated corporate bond that is publicly offered in the United States or offered pursuant to Rule 144A under the Securities Act of 1933, with or without registration rights. A security must be an investment grade security (i.e., rated at the time of inclusion in the Parent Index within the top four ratings categories

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

by a Nationally Recognized Statistical Rating Organization (“NRSRO”)). In addition, a security eligible for inclusion in the Parent Index must have (i) a final time to stated maturity of at least 18 months from the date of its issuance, (ii) a remaining stated maturity that is greater than or equal to one year at the time of inclusion in the Parent Index and (iii) an outstanding principal balance of least $250 million at the time of inclusion in the Parent Index. The Fund does not have any portfolio maturity limitation and may invest its assets from time to time in instruments with varying maturities.
Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”) in its capacity as Index Provider (the “Index Provider”) applies an ESG Vector Score to each of the companies in the Parent Index. The ESG Vector Score is designed to rank companies based on their management of and exposure to material ESG metrics as defined by the Sustainability Accounting Standards Board (“SASB”) Standards and a corporate governance score for each company. NTI calculates and maintains ESG Vector Scores for companies using data from third-party data providers. The SASB Standards identify financially material ESG issues for a company based on its industry classification within the following five dimensions: (i) environmental; (ii) social capital; (iii) human capital; (iv) business model and innovation; and (v) leadership and governance. The preliminary ESG score is then adjusted up or down based on a quantitative assessment of how a company is managing the risks associated with those material ESG issues relative to its peers based on the recommendations of the Task Force on Climate-related Financial Disclosures to evaluate a company through governance, strategy and risk management lenses. The adjusted ESG score generates 80% of the ESG Vector Score. Finally, a distinct corporate governance score is applied to each company with respect to its (i) board and management quality and integrity; (ii) board structure; (iii) ownership and shareholder rights; (iv) remuneration; (v) financial reporting; and (vi) stakeholder governance, which generates 20% of the ESG Vector Score.
In addition to applying the ESG Vector Score, the Index Provider uses data from Institutional Shareholder Services ESG Solutions to assess carbon emissions intensity and a carbon risk rating for each company. Carbon emissions intensity measures (i) direct greenhouse gas emissions from sources controlled or owned by the company (e.g., emissions associated with fuel combustion in boilers, furnaces, or vehicles); and (ii) indirect greenhouse gas emissions associated with the purchase of electricity, steam, heat or cooling against the value of the company enterprise-wide.
The ISS Carbon Risk Rating provides an assessment of a company’s ability to mitigate the risks of transition to a lower carbon economy based on its specific baseline carbon risk exposure.
At the time of each reconstitution of the Underlying Index, the Index Provider uses an optimization process to select and weight securities in the Parent Index to seek to (i) minimize the potential for tracking differences for the Underlying Index; (ii) increase the aggregate ESG Vector Score for the companies in the Underlying Index; (iii) reduce the aggregate carbon emissions intensity of the companies in the Underlying Index; and (iv) improve the aggregate carbon risk rating of the companies in the Underlying Index, each relative to the Parent Index. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index. The optimization also includes sector, country, turnover, issuer and weight constraints so that these characteristics in the Underlying Index vary within acceptable bands relative to the Parent Index.
Certain eligible securities are excluded from the Underlying Index by the Index Provider, using proprietary screening definitions and data from independent ESG data providers. Excluded companies include those which are involved in (i) verified infringement of established international initiatives and guidelines, including United Nations Global Compact Principles and Organisation for Economic Co‑operation and Development (OECD) Guidelines for Multinational Entities; (ii) the production of tobacco; and (iii) manufacturing of controversial weapons. Excluded companies also include those which derive a certain percentage of revenue (e.g., 5% or more) from (a) manufacturing of civilian firearms; (b) manufacturing of conventional weapons or providing support services through military contracting; (c) thermal coal extraction; (d) coal-fired energy generation; and (e) the retail sale of tobacco and tobacco related products or services. Screens are reviewed and updated periodically and applied at each reconstitution of the Underlying Index.
The Underlying Index is a new index with an inception date of July 30, 2021. As of August 27, 2021, there were 3301 issues in the Underlying Index. The components of the Underlying Index may change over time. The Underlying Index is governed by transparent, objective rules for security selection, exclusion, rebalancing and adjustments for corporate actions. The Underlying Index will be reconstituted monthly under normal market conditions. During

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

periods of market disruption or other abnormal market conditions, the reconstitution of the Fund’s Underlying Index may be delayed.
NTI uses a “passive” or indexing approach to try to achieve the Fund’s investment objective. Unlike many investment companies, the Fund does not try to “beat” the index it tracks and does not seek temporary defensive positions when markets decline or appear overvalued. In addition to tracking the performance of the Underlying Index, the Investment Adviser seeks to minimize portfolio turnover and tax inefficiencies.
NTI uses a representative sampling strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. The Fund reserves the right to invest in substantially all of the securities in its Underlying Index in approximately the same proportions (i.e., replication) if NTI determines that it is in the best interest of the Fund.
Under normal circumstances, the Fund will invest at least 80% of its total assets (exclusive of collateral held from securities lending) in the securities of the Underlying Index. The Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts and options on futures contracts, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.
The Underlying Index is created and sponsored by NTI, as the Index Provider. NTI also serves as the investment adviser to the Fund. The Index Provider determines the composition and relative weightings of the securities in the Underlying Index and publishes information regarding the market value of the Underlying Index.
The Fund may lend securities representing up to one‑third of the value of the Fund’s total assets (including the value of the collateral received).
The Fund is “non‑diversified” under the Investment Company Act of 1940 (“1940 Act”), as amended, and may invest more of its assets in fewer issuers than “diversified” funds.
Industry Concentration Policy. The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Underlying Index is concentrated.
Principal Risks
As with any investment, you could lose all or part of your investment in the Fund, and the Fund’s performance could trail that of other investments. The Fund is subject to certain risks, including the principal risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective. Each risk noted below is considered a principal risk of investing in the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully.
ESG Investment Risk is the risk that because the Index Provider includes and excludes issuers and assigns weights to issuers in the Underlying Index by applying non‑financial factors, the Fund may underperform the broader investment grade corporate bond market or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Fund’s exposure to certain companies and sectors and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although the Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that the Underlying Index or Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund’s principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore the Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Parent Index.

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Fund nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in the Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
Corporate Bond Risk is the risk the Fund faces because it invests primarily in bonds issued by corporations. Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

•	Credit (or Default) Risk is the risk that the inability or unwillingness of an issuer or guarantor of a fixed-income security, or a counterparty to a TBA, repurchase or other transaction, to meet its payment or other financial obligations will adversely affect the value of the Fund’s investments and its returns. The credit quality of a debt security or of the issuer of a debt security held by the Fund could deteriorate rapidly, which may impair the Fund’s liquidity or cause a deterioration in the Fund’s NAV. The Fund could also be delayed or hindered in its enforcement of rights against an issuer, guarantor or counterparty. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.

•	Interest Rate/Maturity Risk is the risk that the value of the Fund’s fixed-income assets will decline because of rising interest rates. The magnitude of this decline will often be greater for longer-term fixed-income securities than shorter-term fixed-income securities. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Recent and any future declines in interest rate levels could cause the Fund’s earnings to fall below the Fund’s expense ratio, resulting in a negative yield and a decline in the Fund’s share price. An increase in interest rates may cause investors to move out of fixed incomes securities on a large scale, which could adversely affect the price of fixed income securities, lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.

•	Debt Extension Risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

•	Prepayment (or Call) Risk is the risk that an issuer of a security held by the Fund may “call” or prepay the security before its stated maturity, during periods of falling interest rates, e.g., which may result in the Fund having to invest the proceeds at lower interest rates, resulting in a decline in the Fund’s income and accordingly, a decline in the Fund’s NAV. Issuers may be more likely to prepay when interest rates fall, when credit spreads change, or when an issuer’s credit quality improves. If this happens, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities. The Fund may also lose any premium it paid to purchase the securities.
Income Risk is the risk that the Fund’s income may decline when interest rates fall. This decline can occur because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Underlying Index are substituted or the Fund otherwise needs to purchase additional bonds.
U.S. Issuer Risk is the risk that certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Fund has exposure.
Non‑U.S. Issuer Risk is the risk the Fund faces because it may invest in U.S. dollar denominated bonds of non‑U.S. corporations to the extent such bonds are included in the Underlying Index. The Fund’s investments in bonds of non‑U.S. issuers may involve certain risks that are greater than those associated with investments in securities of U.S.

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

issuers. These include the risks of adverse economic, political, diplomatic, financial and regulatory conditions that may affect non‑U.S. issuers.
LIBOR Risk is the risk from the expected discontinuation of the publication of the London Interbank Offered Rate (LIBOR), which many debt securities, derivatives and other financial instruments use as the reference or benchmark rate for interest rate calculations, at the end of June 2023. The transition process away from LIBOR may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates, and the eventual use of an alternative reference rate may adversely affect the fund’s performance. In addition, the usefulness of LIBOR may deteriorate in the period leading up to its discontinuation, which could adversely affect the liquidity or market value of securities that use LIBOR.
Market Risk is the risk that the value of the Fund’s investments may increase or decrease in response to expected, real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by the Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, or volatility in the equity markets. Market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment could have a significant impact on the Fund and its investments and could result in the Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. An outbreak of COVID‑19, a respiratory disease caused by a novel coronavirus, has negatively affected the worldwide economy, the financial health of individual companies and the market in significant and unforeseen ways. The future impact of COVID‑19 is currently unknown. The effects to public health, business and market conditions resulting from the COVID‑19 pandemic may have a significant negative impact on the performance of the Fund’s investments. During periods of market disruption or other abnormal market conditions, the Fund’s exposure to the risks described elsewhere in this summary will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on the Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or reconstitution schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because the Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
The market value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market.
Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of the Fund’s shares in response to market movements, and over longer periods during market downturns.
Liquidity Risk is the risk that certain portfolio securities may be less liquid than others, which may make them difficult or impossible to sell at the time and the price that the Fund would like, adversely affecting the value of the Fund’s investments and its returns. Illiquid investments may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity Risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Underlying Index. Additionally, in adverse market conditions, the Fund’s market price may begin to reflect illiquidity or pricing uncertainty of the

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.
High Portfolio Turnover Risk is the risk that active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Passive Investment Risk is the risk that the Fund is not actively managed and NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Tracking Error Risk is the risk that the Fund’s performance may vary substantially from the performance of the Underlying Index. The Fund’s performance may vary from the performance of the Underlying Index for a number of reasons including that the Fund incurs operating expenses that the Underlying Index does not and that the Fund accepts custom baskets. In addition, the Fund employs a representative sampling strategy, and therefore, may incur tracking error to a greater extent than a fund that seeks to replicate an index. The representative sampling strategy used by NTI may fail to produce the intended results.
Authorized Participant Concentration Risk is the risk that the Fund may be adversely affected because it has a limited number of institutions that act as authorized participants (“Authorized Participants”). Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units (as defined below), Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting.
Calculation Methodology Risk is the risk that the Underlying Index’s calculation methodology or sources of information may not provide an accurate assessment of included issuers or correct valuation of securities, nor is the availability or timeliness of the production of the Index guaranteed. A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure. Unusual market conditions may cause the provider of the Underlying Index to postpone a scheduled rebalance, which could cause the Underlying Index to vary from its normal or expected composition. There is a heightened risk associated with limited availability and reliability of data used to construct the index.
Market Trading Risk is the risk that the Fund faces because its shares are listed on a securities exchange, including the potential lack of an active market for Fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation/redemption process of the Fund. ANY OF THESE FACTORS MAY LEAD TO THE FUND’S SHARES TRADING AT A PREMIUM OR DISCOUNT TO NAV.
Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of its listing exchange, make trading in the shares inadvisable. The market prices of Fund shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings.
Concentration Risk is the risk that, to the extent the Fund’s investments are concentrated in the securities of issuers in a particular region, country, market, industry, sector or asset class, the Fund may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that region, country, market, industry, sector or asset class.
Cyber Security and Operational Risk is the risk that the Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Investment Adviser, distributor, and other service providers, market makers, index providers, Authorized Participants or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund and its shareholders. Among other situations, disruptions (for example, pandemics or health crises) that cause prolonged periods of remote work or significant employee absences at the Fund’s service providers could impact the ability to conduct the Fund’s operations. The Fund and Investment Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers, and such third-party service providers may have limited indemnification obligations to the Fund or Investment Adviser. Issuers of securities in which

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

the Fund invests are also subject to cybersecurity risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.
Derivatives Risk is the risk that the use of futures and options on futures may pose risks in addition to and greater than those associated with investing directly in securities and other instruments, may be illiquid or less liquid, more volatile, more difficult to value and leveraged so that small changes in the value of the underlying instrument may produce disproportionate losses to the Fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not perform its contractual obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
New Fund Risk is the risk that the Fund will not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s Distributor does not maintain a secondary market in the shares.
Large Shareholder Risk is the risk that certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of the Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the Fund would be maintained at such levels or that the Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares.
Non‑Diversification Risk is the risk that Fund performance may depend on the performance of a small number of issuers because the Fund may invest a large percentage of its assets in securities issued by or representing a small number of issuers.
Securities Lending Risk is the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. The Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities or a decline in the value of any investments made with cash collateral.
Valuation Risk is the risk that the sale price the Fund could receive for a portfolio security may differ from the Fund’s valuation of the security, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. In addition, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
It is possible to lose money on an investment in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation, any other government agency, or The Northern Trust Company, its affiliates, subsidiaries or any other bank.
Fund Performance
Because the Fund has less than one full calendar year of performance, no performance information has been included.
Management
Investment Adviser and Portfolio Managers. Northern Trust Investments, Inc., a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Fund. Morten Olsen, a Senior Vice President and Chaitanya Mandavakuriti, CFA, a Vice President, of Northern Trust Investments, Inc., respectfully, have served as Portfolio Managers of the Fund since inception.

FlexShares® ESG & Climate Investment Grade
Corporate Core Index Fund (cont.)

Purchase and Sale of Fund Shares
The Fund is an exchange-traded fund (commonly referred to as an “ETF”). Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (“the bid‑ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid‑ask spreads, is included on the Fund’s website at flexshares.com.
Tax Information
The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax‑exempt or tax‑deferred arrangement, such as a 401(k) plan or an individual retirement account. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Payments to Brokers-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), NTI and its related companies may pay the intermediary for activities related to the marketing and promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Additional Fund Information

This Prospectus describes five (5) Funds, which are currently offered by the FlexShares® Trust (the “Trust”) and provides information you need to make an informed decision about investing in the Funds. Please read this Prospectus carefully before you make any investment decisions. Additional information regarding the Funds is available at www.flexshares.com.
NTI is the investment adviser to each Fund. Shares of the Funds are listed for trading on NYSE Arca, Inc. The market price for a share of a Fund may be different from that Fund’s most recent NAV per share.
Each Fund is designed to track an index. Each share of a Fund represents a partial ownership in an underlying portfolio of securities intended to track a market index. Unlike shares of mutual funds, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of the Funds may be purchased or redeemed directly from the Funds at NAV solely by Authorized Participants. Also unlike shares of mutual funds, shares of the Funds are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.
Each Fund may use a representative sampling or replication strategy to manage the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Fund’s Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability and yield) and liquidity measures similar to those of the Underlying Index. The Fund may or may not hold all of the securities that are included in the Underlying Index. “Replication” is an indexing strategy in which a Fund invests in substantially all of the securities in its Underlying Index in approximately the same proportions as in the Underlying Index.
Each Fund invests in a particular segment of the securities markets and seeks to track the performance of a securities index that generally is not representative of the market as a whole. Each Fund is designed to be used as part of broader asset allocation strategies. Accordingly, an investment in a Fund should not constitute a complete investment program.
An index is a theoretical financial calculation while each Fund is an actual investment portfolio. The performance of a Fund and its respective Underlying Index may vary due to transaction costs, non‑U.S. currency valuations, asset valuations, corporate actions (such as mergers and spin-offs), timing variances, and differences between the Fund’s portfolio and its Underlying Index resulting from legal restrictions (such as diversification requirements) that apply to the Fund but not to the Underlying Index or to the use of representative sampling. “Tracking error” is the divergence of the performance (return) of a Fund’s portfolio from that of its Underlying Index. NTI expects that, over time, each Fund’s tracking error will not exceed 5%. To the extent a Fund uses a representative sampling indexing strategy, it can be expected to have a larger tracking error than if it used a replication indexing strategy. Tracking variance is monitored by the Investment Adviser at least quarterly by comparing the performance of the Underlying Index to the performance of the Fund. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board of Trustees of the Trust (the “Board of Trustees”) will evaluate the reasons for the deviation and the availability of corrective measures.
Each Fund’s investment objective and its respective Underlying Index may be changed without shareholder approval. Each Fund has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change to the Fund’s investment objective or its respective Underlying Index. If the Index Provider no longer calculates an Underlying Index of a Fund, if the Underlying Index is terminated for any reason, if the identity or the character of the Underlying Index is materially changed, or for any other reason determined by the Board of Trustees in good faith, the Board of Trustees determines that it is impracticable to substitute a replacement index, it will take whatever action is deemed to be in the best interests of the Fund’s shareholders.
On each business day, before commencement of trading on the Listing Exchange, each Fund will disclose on www.flexshares.com the identities and quantities of each Fund’s portfolio holdings that will form the basis for each Fund’s calculation of NAV at the end of the business day.
Additional Information about Indexes. The Index Provider determines the Large/Mid Cap companies within developed market countries at each Parent Index reconstitution using the following formula: Developed market companies are sorted by their full market capitalization, and the full market capitalization of the smallest company within the top 85% is the Initial Large/Mid Cap Threshold. Developed Market Large/Mid Cap companies are those with market capitalization of at least 75% of the Initial Large/Mid Cap Threshold. The Index Provider determines the Large/Mid Cap companies within emerging market countries at each Parent Index reconstitution using the following formula: Emerging market companies are sorted by their full market capitalization, and the full market capitalization of the smallest company within the top 85% is the Initial Large/Mid Cap Threshold. Emerging Market Large/Mid Cap companies are those with market capitalization of at least 37.5% of the Initial Large/Mid Cap Threshold.

Additional Fund Information (cont.)

Additional Information About the Funds’ Principal Risks

All investments carry some degree of risk that will affect the value of a Fund’s investments, its investment performance and the price of its shares. As a result, loss of money is a risk of investing in each Fund. This section takes a closer look at some of the Funds’ principal risks described under the “Fund Summary” for each Fund. A risk may still apply to a
Fund although it is not a principal risk of investing in the Fund.
The table below lists the principal risks that are discussed in each “Fund Summary” above and in this section.

	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares®ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund	FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Asia Investment Risk			✓

Authorized Participant Concentration Risk	✓	✓	✓	✓	✓

Calculation Methodology Risk	✓	✓	✓	✓	✓

China Investment Risk			✓

Concentration Risk	✓	✓	✓	✓	✓

Corporate Bond Risk				✓	✓

Credit (or Default) Risk				✓	✓

Currency Risk		✓	✓

Cyber Security and Operational Risk	✓	✓	✓	✓	✓

Debt Extension Risk				✓	✓

Derivatives Risk	✓	✓	✓	✓	✓

Distressed Securities Risk				✓

Equity Securities Risk	✓	✓	✓

Emerging Markets Risk			✓

ESG Investment Risk	✓	✓	✓	✓	✓

European Investment Risk		✓

Financial Sector Risk		✓	✓

Foreign Securities Risk		✓	✓

High Portfolio Turnover Risk				✓	✓

High Yield Securities Risk				✓

Income Risk				✓	✓

India Investment Risk			✓

Information Technology Sector Risk	✓		✓

Additional Fund Information (cont.)

	FlexShares® ESG & Climate US Large Cap Core Index Fund	FlexShares®ESG & Climate Developed Markets ex-US Core Index Fund	FlexShares® ESG & Climate Emerging Markets Core Index Fund	FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

Interest Rate/Maturity Risk				✓	✓

Japan Investment Risk		✓

Large Cap Risk	✓	✓	✓

Large Shareholder Risk	✓	✓	✓	✓	✓

Libor Risk				✓	✓

Liquidity Risk			✓	✓

Market Risk	✓	✓	✓	✓	✓

Market Trading Risk	✓	✓	✓	✓	✓

Mid Cap Stock Risk		✓	✓

New Fund Risk	✓	✓	✓	✓	✓

Non‑Diversification Risk	✓	✓	✓	✓	✓

Non‑U.S. Issuer Risk				✓	✓

Passive Investment Risk	✓	✓	✓	✓	✓

Prepayment (or Call) Risk				✓	✓

Securities Lending Risk	✓	✓	✓	✓	✓

Substantial Volatility Risk				✓

Tracking Error Risk	✓	✓	✓	✓	✓

U.S. Issuer Risk	✓			✓	✓

Valuation Risk		✓	✓	✓	✓

Asia Investment Risk. Investments in securities of companies located in or with exposure to Asian countries, including Taiwan and South Korea, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including different financial reporting standards, currency exchange rate fluctuations, and highly regulated markets with the potential for government interference. The economies of many Asian countries are heavily dependent on international trade and on only a few industries or commodities and, as a result, can be adversely affected by trade barriers, exchange controls and other measures imposed or negotiated by the countries with which they trade. Some Asian securities may be less liquid than U.S. or other foreign securities.
Economic and political developments of South Korea’s neighbors, including escalated tensions involving North Korea and any outbreak of hostilities involving North Korea, or even the threat of an outbreak of hostilities, may have a severe adverse effect on the South Korean economy.
Authorized Participant Concentration Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with a Fund. The Funds have a limited number of institutions that act as Authorized Participants and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or

Additional Fund Information (cont.)

redemption orders with respect to a Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be heightened for a Fund if it invests in non‑U.S. securities or other securities or instruments that are less widely traded. Such securities or instruments often involve greater settlement and operational issues and capital costs for Authorized Participants.
Calculation Methodology Risk. The Funds’ Underlying Indexes rely on various sources of information to assess the criteria of issuers included in the Indexes, including information that may be based on assumptions and estimates. Neither the Funds, the Index Provider nor the Investment Adviser can offer assurances that an Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Errors in respect of the quality, accuracy and completeness of the data used to compile an Underlying Index may occur from time to time and may not be identified and corrected by an Index Provider for a period of time or at all, particularly where the indices are less commonly used as benchmarks by funds or managers. Gains, losses or costs associated with errors of an Index Provider or its agents will generally be borne by the applicable Fund and its shareholders. Unusual market conditions may also cause an Index Provider to postpone a scheduled rebalance to an Underlying Index, which could cause the Underlying Index to vary from its normal or expected composition. The postponement of a scheduled rebalance in a time of market volatility could mean that constituents of the Underlying Index that would otherwise be removed at rebalance due to changes in market capitalizations, issuer credit ratings, or other reasons may remain, causing the performance and constituents of the Underlying Index to vary from those expected under normal conditions. Apart from scheduled rebalances, an Index Provider or its agents may also carry out additional ad hoc rebalances to an Underlying Index in order to, for example, reach certain weighting constraints, account for unusual market conditions or correct an error in the selection of index constituents.
A security included in an Underlying Index may not exhibit the characteristic or provide the specific exposure for which it was selected and consequently a Fund’s holdings may not exhibit returns consistent with that characteristic or exposure.
China Investment Risk. Investment exposure to China subjects a Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the past 25 years, the Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility, currency fluctuations and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy. An increase in tariffs or trade restrictions, or even the threat of such developments, could lead to a significant reduction in international trade, which could have a negative impact on China’s export industry and a negative impact on the Fund. In addition, China has experienced outbreaks of infectious illnesses, and the country may be subject to other public health threats, infectious illnesses, diseases or similar issues in the future. These or similar outbreaks could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect the Fund’s investments. In addition, trade relations between the U.S. and China have recently been strained. Worsening trade relations between the two countries could adversely impact the Fund, particularly to the extent that the Chinese government restricts foreign investments in on‑shore Chinese companies or the U.S. government restricts investments by U.S. investors in China. Worsening trade relations may also result in market volatility and volatility in the price of Fund shares.
Additionally, Chinese companies are required to follow Chinese accounting standards and practices, which only follow international accounting standards to a certain

Additional Fund Information (cont.)

extent. However, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and there may be significant differences between financial statements prepared in accordance with Chinese accounting standards and those prepared in accordance with international accounting standards. In particular, the assets and profits appearing on the financial statements of a Chinese issuer may not reflect its financial position or results of operations in the way they would be reflected had such statements been prepared in accordance with U.S. Generally Accepted Accounting Principles. Consequently, the quality of audits in China may be unreliable, which may require enhanced procedures. Consequently, the Fund may not be provided with the same level of protection or information as would generally apply in developed countries, and a Fund may be exposed to significant losses.
In addition, there may be restrictions on investments in Chinese companies. For example, on November 12, 2020, a Presidential Executive Order was issued prohibiting U.S. persons from purchasing or investing in publicly-traded securities of companies identified by the U.S. government as “Communist Chinese military companies.” The list of such companies can change from time to time. Certain securities impacted by the Executive Order (“Prohibited Securities”) will be removed from the Fund’s portfolio, as applicable. Certain Prohibited Securities may have less liquidity and the market price of such Prohibited Securities may decline and a Fund may incur a loss as a result. In addition, the market for securities of other Chinese-based issuers may also be negatively impacted resulting in reduced liquidity and price declines. Additionally, certain Prohibited Securities that will be sold by a Fund may not be immediately removed from the Fund’s corresponding Underlying Index. This difference between a Fund’s portfolio and its Index constituents could result in tracking error and a greater difference between the Fund’s performance and the performance of the Underlying Index for any period during which a Prohibited Security remains in a Fund’s Underlying Index.
Concentration Risk. If the Underlying Index of a Fund concentrates in a particular market, industry, group of industries or sector or asset class, that Fund may be adversely affected by the performance of those securities and may be subject to price volatility. In addition, a Fund that concentrates in a single market, industry, group of industries, sector or asset class may be more susceptible to any single economic, market, political or regulatory occurrence affecting that market, industry, group of industries, sector or asset class. The Funds all invest in companies that may share common characteristics, are often subject to similar business risks and regulatory burdens, and whose securities may react similarly to various events and other factors.
Corporate Bond Risk. The Underlying Indices of the FlexShares ESG & Climate High Yield Corporate Core Index Fund and the FlexShares ESG & Core Investment Grade Corporate Core Index Fund consist of corporate bonds. Corporate bonds are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt can be expected to decline. Bonds with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.
Credit (or Default) Risk. An issuer or guarantor of debt instruments or the counterparty to a derivatives contract, TBA agreement or repurchase agreement may be unable or unwilling to make its timely interest and/or principal payments or to otherwise honor its obligations. Debt instruments are subject to varying degrees of credit risk, which may be reflected in their credit ratings. There is a chance that a portfolio holding of the FlexShares ESG & Climate High Yield Corporate Core Index Fund or the FlexShares ESG & Core Investment Grade Corporate Core Index Fund will have its credit ratings downgraded or will default (i.e., fail to make scheduled interest or principal payments), or that the market’s perception of the issuer’s creditworthiness may worsen, which may reduce a Fund’s income level, impair a Fund’s liquidity and cause significant deterioration in NAV. The degree of credit risk depends on the issuer’s or counterparty’s financial condition and on the terms of the securities.
Currency Risk. The FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund may invest in securities denominated in foreign currencies. While each Fund’s investments may be denominated in foreign currencies, the portfolio securities and other assets held by each Fund are valued in U.S. dollars and the Funds do not attempt to hedge against changes in the value of non‑U.S. currencies. Price fluctuations may occur in the dollar value of foreign securities because of changing currency exchange rates. Currency exchange rates may fluctuate significantly over short periods of time causing a Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene

Additional Fund Information (cont.)

by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, that Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
Cyber Security and Operational Risk. The Funds and their service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Funds. Failures or breaches of the electronic systems of the Funds, the Investment Adviser, distributor, and other service providers, market makers, Authorized Participants (collectively, the “Service Providers”) or the issuers of securities in which the Funds invest have the ability to cause disruptions and negatively impact the Funds’ business operations, potentially resulting in financial losses to the Funds and their shareholders.
With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and their Service Providers and their vendors are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial‑of‑service attacks or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Among other situations, disruptions (for example, pandemics and health crises) that cause prolonged periods of remote work or significant employee absences at the Funds’ service providers could impact the ability to conduct the Funds’ operations.
Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause an investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject a Fund or its Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk. Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such issuers to lose value. While the Investment Adviser, Service Providers or Authorized Participants may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.
Debt Extension Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund or the FlexShares ESG & Core Investment Grade Corporate Core Index Fund may be subject to debt extension risk. During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to a Fund’s income and potentially in the value of a Fund’s investments.
Derivatives Risk. A derivative is a financial instrument whose value is derived from, or based upon, the performance of underlying assets, interest or currency exchange rates, or other indices and may be leveraged. Derivatives include forward foreign currency exchange contracts, futures contracts, options on futures contracts and swaps. The Funds may use these instruments to help them track their respective Underlying Indexes.
An investment in derivatives can be more sensitive to changes in interest rates and sudden fluctuations in market prices than conventional securities. Investments in derivative instruments, which may be leveraged, may result in losses exceeding the amounts invested. A Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Engaging in derivative transactions involves special risks, including that:

(a)	the Fund’s derivatives position will lose value;

(b)	the counterparty to the transaction will default;

(c)	the value of the derivative instrument will decline more than the value of the assets on which it is based;

Additional Fund Information (cont.)

(d)	the Fund will be unable to sell its position because of lack of market depth or disruption;

(e)	the value of a derivative instrument will be difficult to determine; and

(f)	loss will occur as a result of inadequate systems or human error.
Many types of derivatives have been developed recently and have not been tested over complete market cycles. For these reasons, a Fund may suffer a loss whether or not the analysis of the Investment Adviser is accurate.
In order to secure its obligations in connection with derivative contracts, a Fund will either own the underlying assets, enter into offsetting transactions, or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. The Funds will be required to implement and comply with new Rule 18f‑4 by the third quarter of 2022. Once implemented, Rule 18f‑4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure, which the Funds currently do not expect to exceed, to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.
Forward foreign currency contracts. The FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund may enter into forward foreign currency exchange contracts in order to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. These Funds do not expect to engage in currency transactions for speculative purposes or for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.
Forward foreign currency contracts are privately negotiated transactions, and can have substantial price volatility. As a result, they offer less protection against default by the other party than is available for instruments traded on an exchange. The institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
Futures contracts and options on futures contracts. Each Fund may invest in U.S. futures contracts and the FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund each may invest in foreign futures contracts to help it track its respective Underlying Index. A Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing index futures contracts (also known as “equitization”). This is intended to cause the Fund to perform as though its cash were actually invested in those markets. This futures exposure may or may not match the Fund’s Underlying Index and create indirect exposure to companies that have been excluded from the Underlying Index. The Funds may also purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. The Funds will only enter futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange, as applicable. The Funds will not use futures or options for speculative purposes.
A futures contract is a type of derivative instrument that obligates the holder to buy or sell a specified financial instrument or currency in the future at an agreed upon price. For example, a futures contract may obligate a Fund, at maturity, to take or make delivery of certain domestic or foreign securities, the cash value of a securities index or a stated quantity of a foreign currency. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to purchase or sell a futures contract if the option is exercised.
Futures contracts and options present the following risks: imperfect correlation between the change in market value of a Fund’s securities and the price of futures contracts and options; the possible inability to close a futures contract when desired; losses due to unanticipated market movements which potentially are unlimited; and the possible inability of the Investment Adviser to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors. Futures markets are highly volatile and the use of futures may increase the

Additional Fund Information (cont.)

volatility of a Fund’s NAV. As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to a Fund. Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day. Foreign exchanges or boards of trade generally do not offer the same protections as U.S. exchanges.
Swaps. To the extent consistent with its investment policies, each Fund may invest in swap agreements, including currency, interest rate and total rate of return swap agreements. Swap agreements may be structured in different ways. Swaps allow a fund to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. Currency swaps are contracts that obligate the Fund and another party to exchange their rights to pay or receive specified amounts of currency. Total rate of return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Like other derivative securities, these instruments can be highly volatile. If the Investment Adviser is incorrect in its forecasts of market values and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if these instruments were not used. Because these instruments normally are illiquid, a Fund may not be able to terminate its obligations when desired. In addition, if a Fund is obligated to pay the return under the terms of a total rate of return swap, Fund losses due to unanticipated market movements potentially are unlimited. A Fund also may suffer a loss if the other party to a transaction defaults.
Options. To the extent consistent with its investment policies, each Fund may buy put options, buy call options and write covered call and secured put options. Such options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A Fund may “cover” a call option by owning the security underlying the option or through other means. Put options written by a Fund are “secured” if the Fund maintains liquid assets in a segregated account in an amount at least equal to the exercise price of the option up until the expiration date. An option is a type of derivative instrument that gives the holder the right (but not the obligation) to buy (a “call”) or sell (a “put”) on an asset in the future at an agreed upon price prior to the expiration date of the option. Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary Fund securities transactions. The value of options can be highly volatile, and their use can result in loss if the investment management team is incorrect in its expectation of price fluctuations. Each Fund will invest and trade in unlisted over‑the‑counter options only with firms deemed creditworthy by the Investment Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options.
Distressed Securities Risk. Distressed securities are speculative and involve substantial risks in addition to the risks of investing in non‑investment grade bonds. NTI defines securities issued by companies whose financial condition is troubled or uncertain and that may be involved in bankruptcy proceedings, reorganizations or financial restructurings as “distressed securities.” The FlexShares ESG & Climate High Yield Corporate Core Index Fund will generally not receive interest payments on the distressed securities and may incur costs to protect its investment. In addition, distressed securities involve the substantial risk that principal will not be repaid and present a substantial risk of default. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal of or interest on its portfolio holdings. In any reorganization or liquidation proceeding relating to a portfolio company, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Distressed securities and any securities received in an exchange for such securities may be subject to restrictions on resale.
Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted obligation for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy

Additional Fund Information (cont.)

process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. Many factors of the bankruptcy process, including court decisions, the size and priority of other claims, and the duration and costs of the bankruptcy process, are beyond the control of the Fund and can adversely affect the Fund’s return on investment. For example, a court could invalidate or subordinate a debt obligation of, or reclaim amounts paid by a debtor to, the Fund. To the extent that any such payments are recaptured from the Fund, the resulting loss will be borne by the Fund and its investors. NTI, on behalf of the Fund, may also participate on committees formed by creditors to negotiate with debtors with respect to restructuring issues. There can be no assurance that NTI’s participation would yield favorable results for the Fund, and such participation may subject the Fund to additional duties, liabilities and trading restrictions in a particular investment.
Equity Securities Risk. Each of the FlexShares ESG & Climate US Large Cap Core Index Fund, FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund invests in equity securities, primarily in the form of common stocks. Each of these Funds may also invest in preferred stocks and REITs. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. REITs are pooled investment vehicles that invest primarily in real estate or real estate related loans.
Equity securities are subject to changes in value that may be attributable to market perception of a particular issuer, general stock market fluctuations that affect all issuers, or as a result of such factors as a company’s business performance, investor perceptions, stock market trends and general economic conditions. The equity securities owned by a Fund may be more volatile and underperform other asset classes and the general securities markets.
Emerging Markets Risk. The FlexShares ESG & Climate Emerging Markets Core Index Fund invests primarily in emerging market countries. The risks of foreign investment are increased when the issuer is located in a country with an emerging economy or securities market.”). The Index Provider classifies the following as emerging market countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, South Korea, Taiwan, Thailand, Turkey and United Arab Emirates. This list may change as market developments occur and may include additional emerging markets. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of developed countries. The securities laws of emerging market countries may be relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Global factors and foreign actions may inhibit the flow of foreign capital on which a country is dependent to sustain its growth. In general, securities markets of emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, and have problems with securities registration and custody. These securities markets also have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. In addition, because the securities settlement procedures are less developed in these countries, a Fund may be required to deliver securities before receiving payment and also may be unable to complete transactions during market disruptions. As a result of these A Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations relating to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of a Fund, the Investment Adviser, its affiliates and their respective clients and other service providers. A Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments. For example, certain Asian countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by a Fund. The

Additional Fund Information (cont.)

repatriation of both investment income and capital from certain emerging countries is subject to restrictions such as the need for governmental consents.
Many emerging countries have recently experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of those emerging countries. Economies in emerging countries generally are dependent heavily upon commodity prices and international trade and, accordingly, have been and may continue to be affected adversely by the economies of their trading partners, trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.
Many emerging countries are subject to a substantial degree of economic, political and social instability. Governments of some emerging countries are authoritarian in nature or have been installed or removed as a result of military coups, while governments in other emerging countries have periodically used force to suppress civil dissent. Disparities of wealth, the pace and success of democratization, and ethnic, religious and racial disaffection, among other factors, have also led to social unrest, violence and/or labor unrest in some emerging countries. Unanticipated political or social developments may result in sudden and significant investment losses. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. As an example, in the past some Eastern European governments have expropriated substantial amounts of private property, and many claims of the property owners have never been fully settled. There is no assurance that similar expropriations will not recur in Eastern European or other countries.
A Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.
Settlement and clearance procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. In addition, significant delays may occur in certain markets in registering the transfer of securities. Settlement, clearance or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the
Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons. In addition, local agents and depositories are subject to local standards of care that may not be as rigorous as developed countries. Governments and other groups may also require local agents to hold securities in depositories that are not subject to independent verification. The less developed a country’s securities market, the greater the risk to the Funds.
The creditworthiness of the local securities firms used by a Fund in emerging countries may not be as sound as the creditworthiness of firms used in more developed countries. As a result, the Fund may be subject to a greater risk of loss if a securities firm defaults in the performance of its responsibilities.
The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Funds’ investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). The Funds’ investments in emerging countries are subject to the risk that the liquidity of a particular investment, or investments generally, in such countries will shrink or disappear suddenly and without warning as a result of adverse economic, market or political conditions or adverse investor perceptions, whether or not accurate. Because of the lack of sufficient market liquidity, a Fund may incur losses because it will be required to effect sales at a disadvantageous time and then only at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.
A Fund’s use of foreign currency management techniques in emerging countries may be limited. Due to the limited market for these instruments in emerging countries, all or a significant portion of the Funds’ currency exposure in emerging countries may not be covered by such instruments.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes

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imposed by the U.S. government and the United Nations and/or countries identified by the U.S. government as state sponsors of terrorism. As an investor in such companies, a Fund will be indirectly subject to those risks.
The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are also a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.
The United States, European Union and other nations have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of a Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of a Fund.
Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices. See also “Asia Investment Risk,” “China Investment Risk” and “India Investment Risk.”
ESG Investment Risk. The Index Provider includes and excludes issuers and assigns weights to issuers in a Fund’s Underlying Index by applying non‑financial factors; therefore, a Fund may underperform the broader financial markets or other funds that do or do not use ESG investment criteria. The ESG methodology of the Underlying Index will affect the Funds’ exposure to certain companies, sectors, regions and countries and may adversely affect the Fund’s performance depending on whether such investments are in or out of favor. Although each Underlying Index is designed to measure a portfolio of companies with certain ESG characteristics, there is no assurance that an Underlying Index or a Fund will be comprised of such securities or that companies that have historically exhibited such characteristics will continue to exhibit such characteristics. There is also the risk that a Fund may have indirect exposure to companies that have been excluded from the Underlying Index through its use of index futures contracts.
Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Funds’ principal investment strategies with the investment strategies of other funds that integrate certain ESG criteria. The subjective value that investors may assign to certain types of ESG characteristics may differ substantially from that of the assessment by the Index Provider or a data provider. Investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in companies that do not reflect the beliefs and values of any particular investor. A company included in the Underlying Index may not exhibit positive or favorable ESG characteristics. The companies selected by the Index Provider as demonstrating certain ESG characteristics may not be the same companies selected by other index providers or investment managers as exhibiting those characteristics. It is possible that the Underlying Index will include (and therefore a Fund could invest in) securities that, individually, have a low ESG Vector Score or high carbon-related risk relative to the aggregate ESG score or carbon-related risk of the Fund’s Underlying Index.

Additional Fund Information (cont.)

The Index Provider relies on various sources of information regarding an issuer, including information that may be based on assumptions and estimates. ESG information from third-party data providers may be incomplete, inaccurate or unavailable. Neither the Funds nor NTI can offer assurances that the Underlying Index’s methodology or sources of information will provide an accurate assessment of the issuers of the securities included in a Fund’s Underlying Index. The Index Provider uses third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. Data can vary across providers or within industries. ESG standards differ by region and industry, and a company’s ESG practices or the Index Provider’s or data providers’ assessment of a company’s ESG practices may change over time. Regulatory changes or interpretations regarding the definitions and/or use of ESG criteria could have a material adverse effect on a Fund’s ability to invest in accordance with its investment policies and/or achieve its investment objective.
European Investment Risk is the risk of investing significantly in European issuers. The United Kingdom formally exited the European Union (“EU”) on January 31, 2020 (known as “Brexit”), and entered into an 11‑month transition period which ended on December 31, 2020 at which time the United Kingdom left the EU single market and customs union under the terms of a new trade agreement. The trade agreement governs the relationship between the United Kingdom and EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. Brexit may also impact markets of the United Kingdom and the EU, as well as global markets, should it lead to the creation of divergent national laws and regulations that produce new legal regimes and unpredictable tax consequences. As a result of the uncertain consequences of Brexit, the economies of the United Kingdom and Europe, as well as the broader global economy, could be significantly impacted, which may result in increased volatility and illiquidity, and potentially lower economic growth on markets in the United Kingdom, Europe and globally.
On January 1, 1999, the European Economic and Monetary Union (“EMU”) introduced a new single currency called the euro. The euro has replaced the national currencies of many European countries. The European Central Bank has control over each member country’s monetary policies.
Therefore, the member countries no longer control their own monetary policies by directing independent interest rates for their currencies. The national governments of the participating countries, however, have retained the authority to set tax and spending policies and public debt levels. The elimination of the currency risk among EMU countries has affected the economic environment and behavior of investors, particularly in European markets, but the long-term impact of those changes on currency values or on the business or financial condition of European countries and issuers cannot fully be assessed at this time. In addition, the introduction of the euro presents other unique uncertainties, including the fluctuation of the euro relative to non-euro currencies; whether the interest rate, tax and labor regimes of European countries participating in the euro will converge over time; and whether the conversion of the currencies of other countries that now are or may in the future become members of the European Union (“EU”) will have an impact on the euro. Also, it is possible that the euro could be abandoned in the future by countries that have already adopted its use. These or other events, including political and economic developments, could cause market disruptions, and could affect adversely the values of securities held by a Fund. Because of the number of countries using this single currency, a significant portion of the assets held by some of the Funds may be denominated in the euro. The EU requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and have been adversely affected by concerns about economic downturns, credit rating downgrades, rising government debt levels and possible default on or restructuring of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. A default or debt restructuring by any European country would adversely impact holders of that country’s debt, and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries

Additional Fund Information (cont.)

other than those listed in the previous sentence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including EU member countries that do not use the euro and non-EU member countries.
Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Funds cannot be predicted, and it is possible that the new terms may adversely affect the Funds.
There is significant uncertainty regarding Brexit’s ramifications and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately impacted by those actions. Other countries may seek to withdraw from the EU and/or abandon the euro, the common currency of the EU, which could exacerbate market and currency volatility and negatively impact the Funds’ investments in securities issued by companies located in EU countries. Other economic challenges facing Europe include high levels of public debt, significant rates of unemployment, aging populations, mass migrations from the Middle East and Africa and heavy regulation in certain economic sectors. European governments have taken unprecedented steps to respond to the economic crises and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect a Fund’s investments. In addition, Ukraine has experienced ongoing military conflict; this conflict may expand and military attacks could occur in Europe. The ultimate effects of these events and other socio-political or geopolitical issues are not known but could profoundly affect global economies and markets. The impact of these actions, especially if they occur in a disorderly fashion, is not clear, but could be significant and far-reaching.
Financial Sector Risk. Companies in the U.S. and non‑U.S. financial sector of the economy, including those in the banking industry, are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation on any individual financial company, the banking industry or on the sector as a whole cannot be predicted. Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets. Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability.
In the recent past, deterioration of the credit markets impacted a broad range of mortgage, asset backed, auction rate, sovereign debt and other markets, including U.S. and non‑U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions have failed, have merged with stronger institutions or have had significant government infusions of capital. Instability in the financial markets has caused certain financial companies to incur

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large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value. The financial sector is particularly sensitive to fluctuations in interest rates.
Foreign Securities Risk. The FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund, will primarily invest in foreign securities. Foreign securities include direct investments in non‑U.S. dollar-denominated securities traded primarily outside of the United States and dollar-denominated securities of foreign issuers. Foreign securities also include indirect investments such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. ADRs are receipts that are traded in the U.S., and entitle the holder to all dividend and capital gain distributions that are paid out on the underlying foreign shares. GDRs are receipts that often trade on foreign exchanges. They represent ownership in an underlying foreign or U.S. security and generally are denominated in a foreign currency.
Foreign securities fluctuate in price because of political, financial, social, environmental and economic events in foreign countries (including, for example, military confrontations, war and terrorism). In addition, foreign securities may lose value and a Fund may be adversely impacted by restrictions placed on U.S. investors by U.S. regulations governing foreign investments. Foreign securities also could lose value because of more or less stringent foreign securities regulations and less stringent accounting and disclosure standards. In addition, foreign markets may have greater volatility than domestic markets and foreign securities may be less liquid and harder to value than domestic securities. Foreign securities are sensitive to changes in interest rates.
Foreign securities are sensitive to changes in interest rates. The performance of investments in securities denominated in a foreign currency also will depend, in part, on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Absent other events that otherwise could affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally results in an increase in value of a foreign currency-denominated security in terms of U.S. dollars. A decline in the value of the foreign currency relative to the U.S. dollar generally results in a decrease in value of a foreign currency-denominated security. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the recent decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.
The energy, materials, and agriculture sectors may account for a large portion of a foreign country’s exports. Any changes in these sectors or fluctuations in the commodity markets could have an adverse impact on a country’s economy. Commodity prices may be influenced or characterized by unpredictable factors, including, where applicable, high volatility, changes in supply and demand relationships, weather, agriculture, trade, pestilence, changes in interest rates and monetary and other governmental policies, action and inaction. Securities of companies held by a Fund that are dependent on a single commodity, or are concentrated in a single commodity sector, may typically exhibit even higher volatility attributable to commodity prices.
Investment in foreign securities may involve higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also may involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity and more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls or freezes on the convertibility of currency, trade restrictions (including tariffs), or the adoption of other governmental restrictions might adversely affect an invest-

Additional Fund Information (cont.)

ment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks may be subject to less stringent reserve requirements and to different accounting, auditing and recordkeeping requirements.
To the extent that the underlying securities and/or other assets held by a Fund trade on foreign exchanges or in foreign markets that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of an underlying security and the last quoted price for the underlying security (i.e., a Fund’s quote from the closed foreign market). The impact of a closed foreign market on the Fund is likely to be greater where a large portion of the Fund’s underlying securities and/or other assets trade on that closed foreign market or when the foreign market is closed for unscheduled reasons. These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other ETFs.
Some countries in which the Funds may invest are in the process of privatizing certain entities and industries. This may expose a Fund to the risk that it will suffer losses in its investments in newly privatized entities due to inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards.
The economies of Australasia, which includes Australia and New Zealand, are dependent on exports from the agricultural and mining sectors. This makes Australasian economies susceptible to fluctuations in the commodity markets. Australasian economies are also increasingly dependent on their growing service industries. Because the economies of Australasia are dependent on the economies of Asia, Europe and the United States as key trading partners and investors, reduction in spending by any of these trading partners on Australasian products and services or negative changes in any of these economies may cause an adverse impact on some or all of the Australasian economies.
The United States is Canada’s and Mexico’s largest trading and investment partner. The Canadian and Mexican economies are significantly affected by developments in the U.S. economy. Since the implementation of the North American Free Trade Agreement (“NAFTA”) in 1994 among Canada, the United States and Mexico, total merchandise trade between the three countries have increased.
However, political developments in the U.S., including renegotiation of NAFTA and imposition of tariffs by the U.S., may have implications for the trade arrangements among the U.S., Mexico and Canada, which could negatively affect the value of securities held by a Fund. The United States-Mexico-Canada Agreement, which replaced NAFTA on July 1, 2020, could negatively affect North America’s economic outlook and, as a result, the value of securities held by a Fund. Policy and legislative changes and economic events in any one North American country may have a significant economic effect on the entire North American region, and on some or all of the North American countries in which a Fund may invest. See also “Japan Investment Risk” and “European Investment Risk.”
High Portfolio Turnover Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may engage in active and frequent trading of its portfolio securities. A high portfolio turnover rate is likely to involve higher brokerage commissions and other transaction costs, which could reduce a Fund’s return. It also may result in the realization and/or distribution to shareholders of higher capital gains or losses as compared to a Fund with less active trading policies.
High Yield Securities Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund’s non‑investment grade fixed-income securities, sometimes known as “junk bonds,” will be subject to greater credit risk, price volatility and risk of loss than investment grade securities, which can adversely impact the Fund’s return and NAV. High yield securities are considered highly speculative and are subject to the increased risk of an issuer’s inability to make principal and interest payments. The market value of these low‑rated securities tends to be more sensitive to individual corporate developments and changes in interest rates and economic conditions than higher-rated securities. In addition, they generally present a higher degree of credit risk. Issuers of low‑rated securities are often highly leveraged, so their ability to repay their debt during an economic downturn or periods of rising interest rates may be impaired. The risk of loss due to default by these issuers also is greater because low‑rated securities generally are unsecured and often are subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should

Additional Fund Information (cont.)

nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities.
The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for these securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of such securities in its portfolio.
Income Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund’s income may decline when interest rates fall. This decline can occur in a Fund because the Fund must invest in lower-yielding bonds as bonds in its portfolio mature, bonds in the Fund’s respective Underlying Index are substituted, or the Fund otherwise needs to purchase additional bonds. The Index Provider’s substitution of bonds in a Fund’s Underlying Index may occur, for example, when the time to maturity for the bond no longer matches the Underlying Index’s stated maturity guidelines.
India Investment Risk. Investments in Indian issuers involve risks that are specific to India, including legal, regulatory, political, currency and economic risks. Political and legal uncertainty, greater government control over the economy, currency fluctuations or blockage, and the risk of nationalization or expropriation of assets may result in higher potential for losses. The securities markets in India are relatively underdeveloped and may subject the Fund to higher transaction costs or greater uncertainty than investments in more developed securities markets.
Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Technology companies may also be susceptible to heightened risk of cybersecurity breaches that may affect their security prices.
Interest Rate/Maturity Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund invest primarily in fixed-income securities. Generally, when interest rates rise, prices of fixed-income securities fall. However, market factors, such as the demand for particular fixed-income securities, may cause the price of certain fixed-income securities to fall while the prices of other securities rise or remain unchanged. A fixed-income security’s duration approximates its price sensitivity to changes in interest rates. For example, suppose that interest rates in one day fall by one percent which, in turn, causes yields on every bond in the market to fall by the same amount. In this example, the price of a bond with a duration of three years may be expected to rise approximately three percent and the price of a bond with a five-year duration may be expected to rise approximately five percent. The converse is also true. Suppose interest rates in one day rise by one percent which, in turn, causes yields on every bond in the market to rise by the same amount. In this second example, the price of a bond with a duration of three years may be expected to fall approximately three percent and the price of a bond with a five-year duration may be expected to fall approximately five percent. Interest rate changes have a greater effect on the price of fixed-income securities with longer durations. Certain factors, such as the presence of call features, may cause a particular fixed-income security, or a Fund as a whole, to exhibit less sensitivity to changes in interest rates. The maturity of a security, another commonly used measure of price sensitivity, measures only the time until final payment is due,

Additional Fund Information (cont.)

whereas duration takes into account the pattern of all payments of interest and principal on a security over time, including how these payments are affected by prepayments and by changes in interest rates.
A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). The Funds currently face a heightened level of interest rate risk because interest rates are at historically low levels, but are expected to increase in the future with unpredictable effects on the markets and each Fund’s investments. An increase in interest rates may lead to heightened volatility in the fixed-income markets and may adversely affect the liquidity of certain fixed-income investments.
Japan Investment Risk. The Japanese economy may be subject to considerable degrees of economic, political and social instability, which could negatively impact Japanese issuers. In recent times, Japan’s economic growth rate has remained low, and it may remain low in the future. In addition, Japan is subject to the risk of natural disasters, such as earthquakes, volcanic eruptions, typhoons and tsunamis, which could negatively affect a Fund. The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in
March 2011, could result in a significant adverse impact on the Japanese economy.
Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.
Large Cap Risk. The FlexShares ESG & Climate US Large Cap Core Index Fund invests primarily in US large capitalization securities. The FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund invest in large capitalization securities of non‑U.S. issuers. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.
Large Shareholder Risk. Certain shareholders, including other funds advised by the Investment Adviser, may from time to time own a substantial amount of a Fund’s shares. In addition, a third party investor, the Investment Adviser or an affiliate of the Investment Adviser, an authorized participant, a lead market maker, or another entity may invest in the Fund and hold its investment for a limited period of time solely to facilitate commencement of the Fund or to facilitate the Fund’s achieving a specified size or scale. There

Additional Fund Information (cont.)

can be no assurance that any large shareholder would not redeem its investment, that the size of a Fund would be maintained at such levels or that a Fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on a Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on a Fund’s listing exchange and may, therefore, have a material upward or downward effect on the market price of the shares. To the extent a significant percentage of the shares of a Fund are owned or controlled by a small number of account shareholders (or a single account shareholder), including funds or accounts over which the Investment Adviser or an affiliate of the Investment Adviser has investment discretion, the Fund is subject to the risk that those shareholders may purchase or redeem Fund shares in significant amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Investment Adviser or an affiliate of the Investment Adviser and may adversely affect a Fund’s performance if the Investment Adviser is forced to sell portfolio securities or invest cash when the Investment Adviser would not otherwise choose to do so. Redemptions of a large number of shares may affect the liquidity of a Fund’s portfolio, increase the Fund’s transaction costs, and accelerate the realization of taxable income and/or gains. In addition, a large redemption could result in each Fund’s current expenses being allocated over a smaller asset base, leading to an increase in such Fund’s gross expense ratio. Large purchases of a Fund’s shares may also adversely affect the Fund’s performance to the extent that a Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would to the extent that the Fund accepts cash for an order for the purchase of creation units of the Fund’s shares.
LIBOR Risk. Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non‑representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds.
Liquidity Risk. To the extent a Fund invests in illiquid investments or investments that become illiquid, such investments may have a negative effect on the returns of the Fund because the Fund may be unable to sell the illiquid investments at an advantageous time or price. Liquid investments may become illiquid after purchase by a Fund, particularly during periods of market turmoil. Illiquid investments may be harder to value, especially in changing markets, and if a Fund is forced to sell these investments to meet redemption requests or for other cash needs, the Fund may suffer a loss. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, a Fund, due to limitations on investments in illiquid investments and/or purchasing and selling such investments, may be unable to achieve a high degree of correlation with the Fund’s Underlying Index. Additionally, in adverse market conditions, a Fund’s market price may begin to reflect illiquidity or pricing uncertainty of a Fund’s portfolio securities. This could lead to the Fund’s shares trading at a price that is higher or lower than the Fund’s NAV. At times, such differences may be significant.

Additional Fund Information (cont.)

Market Risk is the risk that the value of a Fund’s investments may increase or decrease in response to expected real or perceived economic, political or financial events in the U.S. or global markets. The frequency and magnitude of such changes in value cannot be predicted. Certain securities and other investments held by a Fund may experience increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, lack of liquidity in the bond or equity markets, volatility in the equities market or adverse investor sentiment. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events or adverse investor sentiment or other political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market or other events could have a significant impact on a Fund and its investments and could result in a Fund’s shares trading at increased premiums or discounts to the Fund’s NAV. These risks may be magnified if certain events or developments adversely interrupt the global supply chain. The value of the securities in which a Fund invests may go up or down in response to the prospects of individual issuers and/or general economic conditions. Securities markets may experience great short-term volatility and may fall sharply at times. Different markets may behave differently from each other and a foreign market may move in the opposite direction from the U.S. market. Price changes may be temporary or last for extended periods. You could lose money over short periods due to fluctuation in the market prices of a Fund’s shares in response to market movements, and over longer periods during market downturns.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of a Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
An outbreak of respiratory disease caused by a novel coronavirus was first detected in December 2019 and has spread internationally. The outbreak and efforts to contain its spread have resulted in closing borders and quarantines, restricting international and domestic travel, enhanced health screenings, cancellations, disrupted supply chains and customer activity, responses by businesses (including changes to operations and reducing staff), and have produced general concern and uncertainty. The impact of the coronavirus pandemic, and other epidemics and pandemics that may arise in the future, could adversely affect national and global economies, individual companies and the market in general in a manner and for a period of time that cannot be foreseen at the present time. Health crises caused by the recent outbreak may heighten other preexisting political, social and economic risks in a country or region. Governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve, have in the past responded to major economic disruptions with changes to fiscal and monetary policy, including but not limited to, direct capital infusions, new monetary programs, and dramatically lower interest rates. Certain of those policy changes are being implemented or considered in response to the coronavirus outbreak. Such policy changes may adversely affect the value, volatility and liquidity of dividend and interest paying securities. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price its investments. In the event of a pandemic or an outbreak, there can be no assurance that the Funds and their service providers will be able to maintain normal business operations for an extended period of time or will not lose the services of key personnel on a temporary or long-term basis due to illness or other reasons. A pandemic or disease could also impair the information technology and other operational systems upon which the Investment

Additional Fund Information (cont.)

Adviser relies, and could otherwise disrupt the ability of the Fund’s service providers to perform essential tasks. Although multiple asset classes may be affected by a market disruption, the duration and effects may not be the same for all types of assets. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such position will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors. These conditions could result in a Fund’s inability to achieve its investment objectives, cause the postponement of reconstitution or rebalance dates for a Fund’s underlying index or benchmark index, adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, negatively impact a Fund’s performance, and cause losses on your investment in a Fund. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index or cause delays in the Underlying Index’s rebalancing or rebalancing schedule. During any such delay, it is possible that the Underlying Index and, in turn, the Fund will deviate from the Underlying Index’s stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule. Because each Fund is designed to maintain a high level of exposure to its Underlying Index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.
Market Trading Risks
Absence of Active Market
Although the shares of the Funds described in this Prospectus are listed for trading on a listing exchange and may be listed on certain foreign exchanges, there can be no assurance that an active trading market for such shares will be developed or maintained.
Lack of Market Liquidity
Secondary market trading in Fund shares may be halted by a listing exchange because of market conditions or for other reasons. In addition, trading in Fund shares is subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules. There can be no assurance that the requirements necessary to maintain the listing of the shares of a Fund will continue to be met or will remain unchanged.
Shares of the Funds May Trade at Prices Other Than NAV
Shares of the Funds may trade at, above or below their most recent NAV. The per share NAV of each Fund is calculated at the end of each business day and fluctuates with changes in the market value of such Fund’s holdings since the prior most recent calculation. The trading prices of a Fund’s shares will generally fluctuate in accordance with changes in its NAV, changes in the relative supply of, and demand for, Fund shares, and changes in the liquidity, or the perceived liquidity, of the Fund’s holdings. The trading prices of a Fund’s shares may deviate significantly from NAV during periods of market volatility. These factors, among others, may lead to a Fund’s shares trading at a premium or discount to NAV. However, given that shares can be created and redeemed only in Creation Units at NAV (unlike shares of many closed‑end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAVs), NTI believes that large discounts or premiums to the NAV of a Fund’s shares should not be sustained over the long term. While the creation/redemption feature is designed to make it likely that a Fund’s shares normally will trade close to the Fund’s NAV, exchange prices are not expected to correlate exactly with a Fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions including disruptions at market makers, Authorized Participants, or market participants or during periods of significant volatility, may result in trading prices that differ significantly from NAV. Authorized Participants may be less willing to create or redeem a Fund’s shares if there is a lack of an active market for such shares or its underlying investments, which may contribute to the Fund’s shares trading at a premium or discount to NAV. If a shareholder purchases at a time when the market price of a Fund is at a premium to its NAV or sells at a time when the market price is at a discount to the NAV, the shareholder may sustain losses.
Secondary Market Trading Risk
Shares of a Fund may trade in the secondary market at times when the Fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the

Additional Fund Information (cont.)

secondary market with more significant premiums or discounts than might be experienced at times when the Fund accepts purchase and redemption orders.
Shares of a Fund, similar to shares of other issuers listed on a stock exchange, may be sold short and are therefore subject to the risk of increased volatility associated with short selling.
Further, a Fund may experience low trading volume and wide bid/ask spreads. Bid/ask spreads vary over time based on trading volume and market liquidity (including for the underlying securities held by the Fund), and are generally lower if shares of a Fund have more trading volume and market liquidity and higher if shares of the Fund have little trading volume and market liquidity. In stressed market conditions, the market for a Fund’s shares may become less liquid in response to declining liquidity in the markets for the Fund’s portfolio holdings, which may cause a variance in the market price of the Fund’s shares and their underlying value.
Mid Cap Stock Risk. The FlexShares ESG & Climate Developed Markets ex US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund will invest in mid‑capitalization companies. Stock prices of smaller companies may be more volatile than those of larger companies and therefore the share price of a Fund that invests mostly in smaller companies may be more volatile than those of funds that invest a larger percentage of their assets in stocks issued by large-capitalization companies. Stock prices of smaller companies are generally more vulnerable than those of large-capitalization companies to adverse business and economic developments. The stocks of smaller companies may be thinly traded. In addition, smaller companies are typically less stable financially than larger, more established companies and may depend on a small number of essential personnel, making them more vulnerable to loss of personnel. Smaller companies also normally have less diverse product lines than large-capitalization companies and are more susceptible to adverse developments concerning their products.
New Fund Risk. The Funds have not commenced operations as of the date of the Prospectus. The Funds may not grow to or maintain an economically viable size, in which case it may experience greater tracking error to its Underlying Index than it otherwise would at higher asset levels, or it could ultimately liquidate without shareholder approval. The timing of such liquidation may not be favorable and could have negative tax consequences for shareholders. From time to time, an Authorized Participant, a third-party investor, the Fund’s adviser or an affiliate of the Fund’s adviser, may invest in the Fund and hold its investment for a specific period of time in order to facilitate commencement of the Fund’s operations or for the Fund to achieve size or scale. There can be no assurance that any such entity would not redeem its investment or that the size of the Fund would be maintained at such levels, which could negatively impact the Fund. The Fund’s distributor does not maintain a secondary market in the shares.
Non‑U.S. Issuer Risk. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG& Climate Investment Grade Corporate Core Index Fund may invest in U.S. dollar denominated bonds of non‑U.S. corporations to the extent such bonds are included in the Underlying Index. Investments in bonds of non‑U.S. issuers may involve certain risks that are greater or different than those associated with investments in securities of U.S. issuers. These risks include differences in accounting, auditing and financial reporting standards, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in non‑U.S. countries, and potential restrictions of the flow of international capital. Non‑U.S. issuers may be subject to less governmental regulation than U.S. issuers. Moreover, individual non‑U.S. economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions. In addition, the value of these securities may fluctuate due to changes in the exchange rate of the issuer’s local currency against the U.S. dollar.
The FlexShares ESG & Climate High Yield Corporate Core Index Fund may invest in U.S. dollar denominated bonds of non‑U.S. issuers domiciled in Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, the Netherlands, New Zealand, Norway, Spain, Sweden, Switzerland and the United Kingdom. Investment in non‑U.S. developed country issuers may subject the Fund to regulatory, political, currency, security, economic and other risks associated with developed countries. See “Foreign Securities Risk” and “Japan Investment Risk”.

Additional Fund Information (cont.)

Non‑Diversification Risk. The Funds are classified as “non‑diversified.” This means that each Fund may invest most of its assets in securities issued by or representing a small number of issuers. As a result, a Fund may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers.
Passive Investment Risk. The Funds are not actively managed. Each Fund may be affected by a general decline in the market segments relating to its Underlying Index. Each Fund invests in securities included in, or representative of, its Underlying Index regardless of their investment merit. NTI does not attempt to take defensive positions in any market conditions, including declining markets.
Prepayment (or Call) Risk. Prepayment (or call) risk is a principal risk for the FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG& Climate Investment Grade Corporate Core Index Fund. The issuer of a security held by the Funds (such as an asset-backed security) may under certain circumstances make principal payments on such security sooner than expected. This may occur, for example, when interest rates decline. Such sooner-than-expected principal payments may reduce the returns of a Fund because the Fund is forced to forego expected future interest payments on the principal amount paid back early and the Fund may be forced to reinvest the money it receives from such early payments at the lower prevailing interest rates.
Securities Lending Risk. In order to generate additional income, the Funds may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, each Fund will receive collateral equal to at least 100% of the value of the securities loaned.
Securities lending may represent no more than one‑third of the value of each Fund’s total assets (including the loan collateral). Any cash collateral received by each Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through money market portfolios. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in this Prospectus regarding each Fund’s investments in particular types of securities.
A principal risk when lending portfolio securities is that the borrower might become insolvent or refuse to honor its obligation to return the securities. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss. A Fund will be responsible for any loss that might result from its investment of the cash collateral it receives from a borrower. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of a Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of a Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.
Substantial Volatility Risk. The value of the securities in a Fund’s portfolio may fluctuate, sometimes rapidly and unpredictably at a greater level than the overall market. The value of a security may fluctuate due to factors affecting markets generally or particular industries. This volatility may affect a Fund’s NAV. There is risk that a Fund could have substantial volatility.
Tracking Error Risk. Tracking error risk is the risk that a Fund’s performance may vary substantially from the performance of the Underlying Index it tracks as a result of imperfect correlation between a Fund’s securities and those of the Underlying Index. Imperfect correlation may result from share purchases and redemptions, expenses, cash holdings, changes in the Underlying Indexes, asset valuations, costs of entering into foreign currency forward contracts, foreign currency valuations, market impact, corporate actions (such as mergers and spin-offs), legal restrictions (such as tax‑related diversification requirements that apply to the Funds but not to the Underlying Index) and timing variances, among other factors. Tracking error risk may be higher for Funds that tracks an index comprised primarily of non‑investment grade securities. This risk may be heightened during times of increased market volatility or other unusual market conditions. To the extent that a Fund uses a representative sampling indexing strategy, a Fund may not fully replicate its Underlying Index and may not hold securities included in its Underlying Index. Therefore, each Fund is subject to management risk. That

Additional Fund Information (cont.)

is, NTI’s indexing strategy, the implementation of which is subject to a number of constraints, may not produce the intended results.
Tracking error risk may be higher a Fund that tracks an index that includes foreign securities because regulatory and reporting requirements may differ from those in the U.S., and there is a heightened risk associated with limited availability and reliability of data used to construct the index. For purposes of calculating the Funds’ NAVs, the value of assets denominated in non‑U.S. currencies is converted into U.S. dollars using prevailing market rates on the date of valuation as quoted by one more data service providers. This conversion may result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Underlying Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Underling Index. The need to comply with tax diversification and other requirements of the Internal Revenue Code of 1986, as amended, may also impact a Fund’s ability to replicate the performance of its Underlying Index.
U.S. Issuer Risk. The FlexShares ESG & Climate US Large Cap Core Index Fund invests primarily in large capitalization U.S. companies. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG& Climate Investment Grade Corporate Core Index Fund have significant exposure to U.S. issuers. Decreasing imports or exports, changes in trade regulations and/or an economic recession in the United States may have a material adverse effect on the U.S. economy. Policy and legislative changes in the United States are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities to which the Funds have exposure.
Valuation Risk. The sale price the Funds could receive for a security may differ from the Funds’ valuation of the security, particularly for securities that trade in low volume or volatile markets, or that are valued using a fair value methodology. Fair valuation of the Funds’ investments involves subjective judgment. Because portfolio securities of the FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging
Markets Core Index Fund are traded on non‑U.S. exchanges, and non‑U.S. exchanges may be open on days when a Fund does not price its shares, the value of the securities in a Fund’s portfolio may change on days when shareholders will not be able to purchase or sell the Fund’s shares. The Funds rely on various sources to calculate their respective NAVs. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues or otherwise.
Additional Information About the Funds’ Investments and Other Risks

The principal risks of investing in the Funds are described under each “Fund Summary” above, and in “Additional Information About the Funds’ Principal Risks” above. This section provides additional information about some of the investments and related risks described under the “Fund Summary” for each Fund above. It also describes additional risks faced by the Funds and investment techniques that may be used by the Funds from time to time. This Prospectus does not attempt to disclose all of the various types of instruments and investment techniques that may be used by the Funds. As with any fund, investors in the Funds rely on the professional investment judgment and skill of the Investment Adviser and the individual portfolio managers. Please see the Statement of Additional Information for more information about the securities and investment techniques described in this section and about other strategies and techniques that may be used by the Funds.
Borrowings and Reverse Repurchase Agreements. To the extent consistent with its investment policies, each Fund may borrow money and enter into reverse repurchase agreements in amounts not exceeding one‑third of the value of its total assets (including the amount borrowed). Each Fund may enter into reverse repurchase agreements when the Investment Adviser expects that the interest income to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve the sale of securities held by a Fund subject to the Fund’s agreement to repurchase them at a mutually agreed upon date and price (including interest). Borrowings and reverse repurchase agreements involve leveraging. If the securities held by a Fund decline in value while these transactions are outstanding, the NAV of the Fund’s outstanding shares will

Additional Fund Information (cont.)

decline in value by proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risks that (a) the interest income earned by a Fund (from the investment of the proceeds) will be less than the interest expense of the transaction; (b) the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities; and (c) the securities may not be returned to the Fund.
Fixed-Income Market Conditions. Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.
Investment Companies. The Funds may invest in securities of other investment companies, including other ETFs. Such investments may include money market funds and other exchange-traded funds managed by the Investment Adviser. Investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by the Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of the Fund will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that (i) limits its investments to those in which a money market fund may invest under Rule 2a‑7 of the Investment Company Act of 1940 (“1940 Act”), as amended, and (ii) undertakes to comply with all the other provisions of Rule 2a‑7.
Investment Grade Securities. A security is considered investment grade if, at the time of acquisition, it is rated:

•	BBB or higher by S&P Global Ratings (“S&P”);

•	Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”);

•	BBB or higher by Fitch Ratings (“Fitch”); or

•	BBB or higher by DBRS Ratings Limited (“DBRS”).
A security will be considered investment grade if it receives one of the above ratings, or a comparable rating from another organization that is recognized as a NRSRO, even if it receives a lower rating from other rating organizations. An unrated security also may be considered investment grade if the Investment Adviser determines that the security is comparable in quality to a security that has been rated investment grade.
Generally, the lower the credit rating of a security, issuer, guarantor or counterparty, the higher the degree of risk as to payment of interest and return of capital. Although securities rated BBB by S&P, DBRS or Fitch, or Baa by Moody’s are considered investment grade, they have certain speculative characteristics. Therefore, they may be subject to a higher risk of default than obligations with higher ratings. Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below investment grade or a security may no longer be considered to be investment grade. In such case, the Fund is not required to dispose of the security.

Additional Fund Information (cont.)

Repurchase Agreements. To the extent consistent with its investment policies, each Fund may enter into repurchase agreements with financial institutions such as banks and broker-dealers that are deemed to be creditworthy by the Investment Adviser. Repurchase agreements involve the purchase of securities by a Fund subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. In the event of a default, the Funds will suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral are less than the repurchase price and the Funds’ costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy, the Funds could suffer additional losses if a court determines that the Funds’ interest in the collateral is unenforceable by the Funds.
Each Fund intends to enter into transactions with counterparties that are creditworthy at the time of the transactions. There is always the risk that the Investment Adviser’s analysis of creditworthiness is incorrect or may change due to market conditions. To the extent that a Fund focuses its transactions with a limited number of counterparties, it will be more susceptible to the risks associated with one or more counterparties. With respect to collateral received in repurchase transactions or other investments, the Funds may have significant exposure to the financial services and mortgage markets. Such exposure, depending on market conditions, could have a negative impact on the Funds, including minimizing the value of any collateral.
Rule 144A Securities. Each Fund may purchase Rule 144A securities to the extent consistent with its investment objective and strategies. Rule 144A securities may be resold only to qualified institutional buyers and other conditions are met for resale. Because there may be relatively few potential purchasers for such securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, each Fund may find it more difficult to sell such securities or it may be able to sell such securities only at prices lower than if such securities were more widely held or traded. At times, it also may be more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV due to the absence of an active trading market. There can be no assurance that a security that is deemed to be liquid when purchased will continue to be liquid for as long as it is held by each Fund.
In recognition of the increased size and liquidity of the institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission adopted Rule 144A under the Securities Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by a Fund qualify under Rule 144A and an institutional market develops for those securities, the Funds likely will be able to dispose of the securities without registering them under the Securities Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of a Fund’s illiquidity.
Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in a Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and/or may incur substantial trading losses.
To the extent that the portfolio securities of a Fund trade on foreign exchanges that may be closed when the securities exchange on which the Fund’s shares trade is open, there are likely to be deviations between the current price of such securities and the last quoted price for the securities (i.e., the Fund’s quote from the closed foreign market). These deviations could result in premiums or discounts to the Fund’s NAV that may be greater than those experienced by other exchange-traded funds.
Variable and Floating Rate Instruments. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may invest in variable and floating rate instruments to the extent consistent with its investment objective and strategies. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin tied to a specified index rate. These instruments include floating rate Treasury obligations, variable amount master demand notes, long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and leveraged inverse

Additional Fund Information (cont.)

floating rate instruments (“inverse floaters”). An inverse floater is leveraged to the extent that its interest rate varies by an amount that exceeds the amount of the variation in the index rate of interest. Some variable and floating rate instruments have interest rates that periodically are adjusted as a result of changes in inflation rates.
The market values of inverse floaters are subject to greater volatility than other variable and floating rate instruments due to their higher degree of leverage. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, a Fund could suffer a loss with respect to these instruments. In addition, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s or guarantor’s creditworthiness.
When-Issued Securities, Delayed Delivery Transactions and Forward Commitments. The FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may enter into when-issued, delayed delivery and forward commitment transactions to the extent consistent with its investment objective and strategies. A purchase of “when-issued” securities refers to a transaction made conditionally because the securities, although authorized, have not yet been issued. A delayed delivery or forward commitment transaction involves a contract to purchase or sell securities for a fixed price at a future date beyond the customary settlement period. Although a Fund generally would purchase securities in these transactions with the intention of acquiring the securities, the Fund may dispose of such securities prior to settlement if the Investment Adviser deems it appropriate to do so.
Purchasing securities on a when-issued, delayed delivery or forward commitment basis involves the risk that the value of the securities may decrease by the time they actually are issued or delivered. Conversely, selling securities in these transactions involves the risk that the value of the securities may increase by the time they actually are issued or delivered. These transactions also involve the risk that the counterparty may fail to deliver the security or cash on the settlement date. If this occurs, a Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.
Zero Coupon, Pay‑In‑Kind and Capital Appreciation Bonds. The Underlying Index of the FlexShares ESG & Climate Investment Grade Corporate Core Index Fund may include zero coupon, pay‑in‑kind and capital appreciation bonds. The Underlying Index of the FlexShares ESG & Climate High Yield Corporate Core Index Fund may include zero coupon and pay‑in‑kind bonds. Each Fund may invest in these types of bonds to the extent consistent with its investment objective and strategies. These are securities issued at a discount from their face value because interest payments typically are postponed until maturity. Interest payments on pay‑in‑kind securities are payable by the delivery of additional securities. The amount of the discount rate varies depending on factors such as the time remaining until maturity, prevailing interest rates, a security’s liquidity and the issuer’s credit quality. These securities also may take the form of debt securities that have been stripped of their interest payments.
The market prices of zero coupon, pay‑in‑kind and capital appreciation bonds generally are more volatile than the market prices of interest-bearing securities and are likely to respond to a greater degree to changes in interest rates than interest-bearing securities having similar maturities and credit quality. Each Fund’s investments in zero coupon, pay‑in‑kind and capital appreciation bonds may require the investing Fund to sell some of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements.
Portfolio Holdings Information

A description of the Trust’s policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). The top holdings of each Fund can be found at www.flexshares.com. Fund fact sheets provide information regarding the Funds’ top holdings and may be requested by calling 1‑855‑FLEXETF (1‑855‑353‑9383) or visiting the Trust’s website flexshares.com.

Description of Fund Management

Investment Adviser

Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”), a subsidiary of Northern Trust Corporation, serves as the Investment Adviser of each of the Funds. NTI is located at 50 South LaSalle Street, Chicago, IL 60603.
NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.
As of June 30, 2021, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.54 trillion and assets under custody of $12.23 trillion.
Under the Investment Advisory Agreement with the Funds, NTI, subject to the general supervision of the Board of Trustees, is responsible for making investment decisions for the Funds and for placing purchase and sale orders for portfolio securities.
As compensation for its advisory services and assumption of Fund expenses, NTI is entitled to a unitary management fee (“Management Fee”), computed daily and payable monthly as reflected in the table below.

Fund	Unitary Management Fee (as a percentage of the Fund’s average daily net assets)

FlexShares® ESG & Climate US Large Cap Core Index Fund	0.09%

FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund	0.12%

FlexShares® ESG & Climate Emerging Markets Core Index Fund	0.18%

FlexShares® ESG & Climate High Yield Corporate Core Index Fund	0.23%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	0.12%
From the unitary management fee, NTI pays most of the expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and other services. However, under the Investment Advisory Agreement, it is not responsible for interest expenses, brokerage commissions and other trading expenses, fees and expenses of the independent trustees and their independent legal counsel, taxes and other extraordinary costs such as litigation and other expenses not incurred in the ordinary course of business.
NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than Acquired Fund Fees and Expenses) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) .0049% for at least one year from the date of this Prospectus. NTI and a Fund may mutually agree to extend the contractual arrangements. The Board of Trustees may terminate the contractual arrangements with respect to a Fund at any time if it determines that it is in the best interest of the Fund and its shareholders. NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time. A discussion regarding the Board of Trustees’ basis for its approval of the Advisory Agreement for each Fund will be available in the Trust’s report to shareholders for the period ended October 31, 2021.
Portfolio Managers

NTI manages assets collectively on a team basis, which allows the firm to maintain continuity of the investment management process. NTI’s Chief Investment Officer leads various teams with respect to strategic overall investment management decisions and the development of investment strategies. Senior investment professionals from NTI’s portfolio management teams are involved in various aspects of managing the Funds. Portfolio managers within each specialized team are responsible for the day‑to‑day management of specific investment strategies and funds.
The individual Portfolio Managers who, as a team, are collectively responsible for the day‑to‑day management of the

Description of Fund Management (cont.)

FlexShares® ESG & Climate US Large Cap Core Index Fund are:
Robert Anstine is a Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment management of the FlexShares® equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.
Steven Santiccoli is a Vice President of NTI. Mr. Santiccoli is responsible for managing various global index equity portfolios. In addition, he is a member of NTI’s global sustainable investing resource team.
Volter Bagriy is a Vice President of NTI. Mr. Bagriy joined NTI in 2015 and is responsible for managing various global index equity portfolios. In addition, he is a member of NTI’s global sustainable investing resource team.
The individual Portfolio Managers who, as a team, are collectively responsible for the day‑to‑day management of the FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund are:
Robert Anstine is a Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment management of the FlexShares® equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.
Alan Aung is a Vice President of NTI. Mr. Aung joined NTI in 2017 and is responsible for managing index equity portfolios. Prior to joining NTI, Mr. Aung was a Portfolio Manager at iShares on the US iShares team.
Steven Santiccoli is a Vice President of NTI. Mr. Santiccoli is responsible for managing various global index equity portfolios. In addition, he is a member of NTI’s global sustainable investing resource team.
The individual Portfolio Managers who, as a team, are collectively responsible for the day‑to‑day management of the
FlexShares® ESG & Climate Emerging Markets Core Index Fund are:
Robert Anstine is a Vice President of NTI. Mr. Anstine joined NTI in 2011 and is responsible for managing various global index equity portfolios. In addition, he has been involved with the investment management of the FlexShares® equity index funds since their inception. Prior to joining NTI and since 2007, Mr. Anstine worked at Northern Trust as an operations manager.
Volter Bagriy is a Vice President of NTI. Mr. Bagriy joined NTI in 2015 and is responsible for managing various global index equity portfolios. In addition, he is a member of NTI’s global sustainable investing resource team.
Alan Aung is a Vice President of NTI. Mr. Aung joined NTI in 2017 and is responsible for managing index equity portfolios. Prior to joining NTI, Mr. Aung was a Portfolio Manager at iShares on the US iShares team.
The individual Portfolio Managers who, as a team, are collectively responsible for the day‑to‑day management of the FlexShares® ESG & Climate High Yield Corporate Core Index Fund are:
Eric R. Williams is a Vice President of NTI. Mr. Williams joined NTI in January 2010 and has assisted in the management of various fixed-income funds.
Benjamin J. McCubbin, CFA, is a Second Vice President of NTI. He joined NTI in 2018 and is a Portfolio Manager in NTI’s Fixed Income Group. Prior to joining NTI, Mr. McCubbin’s work experience included positions as a fixed-income associate and lead portfolio manager for institutional accounts.
The individual Portfolio Managers who, as a team, are collectively responsible for the day‑to‑day management of the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund are:
Morten Olsen is a Senior Vice President of NTI. Mr. Olsen joined NTI in 2009 and has assisted in the management of various fixed-income funds.

Description of Fund Management (cont.)

Chaitanya Mandavakuriti, CFA, is a Vice President of NTI. Mr. Mandavakuriti joined NTI in 2013 and is a Fixed Income Portfolio Manager responsible for the management of international fixed income index portfolios with a focus on credit.
Additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Funds is available in the SAI.
Administrator, Custodian, Transfer Agent and Securities Lending Agent

JPMorgan Chase Bank, N.A. (“JPMorgan”) is the administrator, custodian, transfer agent and securities lending agent for each Fund.
Distributor

Foreside Fund Services, LLC, a Delaware limited liability company, serves as the distributor (“Distributor”) of Creation Units for the Funds on an agency basis. The Distributor does not maintain a secondary market in shares of any Fund. The Distributor has no role in determining the policies of the Funds or the securities that are purchased or sold by the Funds. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is not affiliated with NTI or with JPMorgan or its affiliates.

Shareholder Information

Additional shareholder information is available free of charge by calling toll-free: 1‑855‑FLEXETF (1‑855‑353‑9383) or visiting the Trust’s website at flexshares.com.
Buying and Selling Shares

Shares of the Funds trade on national securities exchanges during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of a Fund varies over time based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity and higher if the Fund has little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return and an investment in the Funds may not be advisable for investors who anticipate regularly making small investments.
Shares of the Funds may be acquired or redeemed directly from a Fund only in Creation Units or multiples thereof, as discussed in the Creations and Redemptions section. Once created, shares of the Funds generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the Funds trade under the trading symbols listed for each Fund on the front cover of this Prospectus.
The Board of Trustees has adopted a policy whereby the Funds do not monitor for frequent purchases and redemptions of Fund shares (“frequent trading”). The Board of Trustees believes that a frequent trading monitoring policy is unnecessary for the Funds because shares of the Funds are listed and traded on national securities exchanges. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of a Fund’s portfolio securities after the close of the primary markets for the Fund’s portfolio securities and the reflection of that change in the Fund’s NAV, because each Fund sells and redeems its shares directly through transactions that are in‑kind and/or for cash, subject to the conditions described below under “Creations and Redemptions.”
The Funds are listed on NYSE Arca, Inc. which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry

Shares of the Funds are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company (“DTC”) or its nominee is the record owner of all outstanding shares of each Fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the Funds are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares of the Funds. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any rights as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any securities that you hold in book entry or “street name” form.
Share Prices

The trading prices of Fund shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.
The approximate value of shares of each Fund, known as the “indicative optimized portfolio value” (“IOPV”) will be disseminated every fifteen seconds throughout the trading day by the national securities exchange on which the Fund is listed or by other information providers or market data

Shareholder Information (cont.)

vendors. The IOPV is based on the current market value of the securities and cash required to be deposited in exchange for a Creation Unit. The IOPV does not necessarily reflect the precise composition of the current portfolio of securities held by a Fund at a particular point in time nor the best possible valuation of the current portfolio. The IOPV should not be viewed as a “real-time” update of the NAV, because the IOPV may not be calculated in the same manner as the NAV, which is computed once a day as discussed below. The IOPV is generally determined by using current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities held by the Funds. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the IOPV and make no warranty as to its accuracy.
Determination of Net Asset Value

Each Fund’s NAV is determined daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading, based on prices at the time of closing provided that any U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV of a Fund is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses and dividends declared but unpaid), by the total number of the Fund’s shares outstanding.
The investments of the Funds are valued at fair value pursuant to the pricing policy and procedures approved by the Board of Trustees. The Funds’ investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, the Funds value securities at fair value as determined in good faith in accordance with the Funds’ fair value pricing procedures as approved by the Board of Trustees. Such circumstances include periods when trading in a security is suspended, the exchange or market on which a security trades closes early, the trading volume in a security is limited, corporate actions and announcements take place, or regulatory news affecting an issuer is released, such as government approvals. Additionally, the Trust, in its discretion, may make adjustments to the prices of securities held by a Fund if an event occurs after the publication of market values normally used by a Fund but before the time as of which the Fund calculates its NAV, depending on the nature and significance of the event, consistent with applicable regulatory guidance and the Trust’s fair value procedures. Other events that can trigger fair valuing of foreign securities include, for example, significant fluctuations in general market indicators, government actions, or natural disasters.
The use of fair valuation involves the risk that the values used by the Funds to price their investments may be higher or lower than the values used by other investment companies and investors to price the same investments. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a portfolio security may be materially different than the value that could be realized upon the sale of such security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund’s NAV and the prices used by a Fund’s Underlying Index. This difference may adversely affect the Fund’s ability to track its Underlying Index. Portfolio securities of the FlexShares ESG & Climate Developed Markets ex‑US Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund are listed on foreign exchanges, and their values may change on days when shareholders will not be able to purchase or sell Fund shares.
Security prices are generally provided by independent pricing services. Portfolio securities listed or traded on domestic securities exchanges or the NASDAQ/NMS, including dollar-dominated foreign securities or American Depositary Receipts (“ADRs”), are valued at the closing price or last sales price reported on the exchange or system where the security is principally traded. The closing price for securities traded on the NASDAQ/NMS is the Nasdaq Official Closing Price (“NOCP”). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value is determined with reference to the last sale price, or the NOCP, if applicable, on any other exchange or system. If there have been no sales of the security for that day on any exchange or system, the security is valued at fair value pursuant to the Trust’s fair value procedures.

Shareholder Information (cont.)

Securities that are traded regularly in the over‑the‑counter market (other than the NASDAQ/NMS), including securities listed on exchanges but primarily traded over‑the‑counter, are valued on the basis of bid quotes or the mean between the bid and asked quotes based upon quotes furnished by one or more broker-dealers or market makers for those securities. Securities that may be traded over‑the‑counter include equity securities, fixed-income securities, non‑exchange‑listed foreign securities, and certain derivative instruments. Fixed income securities may be valued using prices provided directly from one or more broker-dealers, market makers, or independent third-party pricing services which may use matrix pricing and valuation models, as well as recent market transactions for the same or similar assets, to derive values when such prices are believed to reflect fair market values of such securities. Such prices may be determined by taking into account securities prices, yields, maturities, call features, ratings, prepayment speeds, credit risks, cash flows, institutional size trading in similar groups of securities and developments related to specific securities. Fixed-income securities maturing within a relatively short period, less than 60 days, are valued at amortized cost when they approximate fair value.
Foreign equity securities are generally priced at the closing price or last sales price reported on the foreign exchange on which they are principally traded. If there have been no sales for that day on the exchange, then the value is determined with reference to the last sale price on any other exchange. If there have been no sales of the security for that day, the security will be valued at fair value pursuant to the Trust’s fair value procedures. Spot and forward foreign currency exchange contracts generally are valued using an independent pricing service. The value of assets denominated in foreign currencies is converted into U.S. dollars using exchange rates deemed appropriate by NTI as investment adviser. Any use of a different rate from the rates used by the Index Provider may adversely affect the Fund’s ability to track its Underlying Index.
Exchange-traded financial futures and options thereon are valued at the settlement price as established by the exchange on which they are traded. Over‑the‑counter options are valued at broker-provided bid prices, as are swaps. The foregoing prices may be obtained from one or more independent pricing services or, as needed or applicable, independent broker-dealers. If there was no sale on that day, and for other non‑exchange traded derivatives, the contract is valued at fair value pursuant to the Trust’s fair value procedures.
Each Fund relies on various sources to calculate its NAV. The ability of the Funds’ administrator to calculate the NAV per share of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Funds’ NAVs and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures, and it may be necessary for alternative procedures to be followed to price portfolio securities when determining the Funds’ NAVs.
Distribution and Service Plan

The Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b‑1 under the 1940 Act that allows each Fund to pay distribution and other fees for the sale and distribution of its shares. Because these fees would be paid out of each Fund’s assets on an on‑going basis, over time these fees would increase the cost of your investment and may cost you more than paying other types of sales charges. Payments to financial intermediaries under the Plan are tied directly to their own out‑of‑pocket expenses. As of this date, the Plan has not been implemented with respect to the Funds. The Plan may not be implemented without further Board of Trustees approval. The maximum distribution fee is 0.25% of each Fund’s average net assets under the Plan. The Funds do not expect to pay any 12b‑1 fees during the current and next fiscal years.

Shareholder Information (cont.)

Dividends and Distributions

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid by each Fund according to the following schedule:

Dividends from Net Investment Income:
Fund	Declared and Paid Quarterly	Declared and Paid Monthly

FlexShares® ESG & Climate US Large Cap Core Index Fund	✓

FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund	✓

FlexShares® ESG & Climate Emerging Markets Core Index Fund	✓

FlexShares® ESG & Climate High Yield Corporate Core Index Fund		✓

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund		✓
Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis for the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to improve tracking error, to preserve its status as a regulated investment company or to avoid imposition of income or excise taxes on undistributed income or realized gains.
Dividends and other distributions on shares are distributed on a pro rata basis to beneficial owners of such shares.
Dividend payments are made through DTC participants to beneficial owners then of record with proceeds received from a Fund. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds.
No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of the Fund for reinvestment of their dividend distributions. Beneficial owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.
Tax Considerations

The following is a summary of certain tax considerations that may be relevant to an investor in a Fund. The discussions of the federal tax consequences in this Prospectus are based on the Internal Revenue Code of 1986, as amended (the “Code”), and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this Prospectus. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive. Except where otherwise indicated, the discussion relates to shareholders who are individual United States citizens or residents and is based on current tax law. You should consult your tax advisor for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.
Each Fund intends to qualify as a regulated investment company for federal income tax purposes, and to distribute to shareholders substantially all of its net investment income and net capital gain each year. Except as otherwise noted below, you will generally be subject to federal income tax on a Fund’s distributions to you. For federal income tax purposes, Fund distributions attributable to short-term capital gains and net investment income are taxable to you as ordinary income. Distributions attributable to net capital gain (the excess of net long-term capital gains over net short-term capital losses) of a Fund generally are taxable to you as long-term capital gains. This is true no matter how long you own your shares. The maximum long-term capital gain rate applicable to individuals, estates and trusts is 20%. Every year, you will be provided information detailing the amount of ordinary income and capital gains distributed to your account for the previous year.

Shareholder Information (cont.)

Distributions of “qualifying dividends” will also generally be taxable to you at long-term capital gain rates, as long as certain requirements are met. In general, if 95% or more of the gross income of a Fund (other than net capital gain) consists of dividends received from domestic corporations or “qualified” foreign corporations (“qualifying dividends”) and when certain other requirements are met, then all distributions paid by the Fund to individual, trust or estate shareholders will be treated as qualifying dividends. But if less than 95% of the gross income of a Fund (other than net capital gain) consists of qualifying dividends, then distributions paid by the Fund to individual, trust or estate shareholders will be qualifying dividends only to the extent they are derived from qualifying dividends earned by the Fund. For the lower rates to apply, you must have owned your Fund shares for at least 61 days during the 121‑day period beginning on the date that is 60 days before the Fund’s ex‑dividend date (and the Fund will need to have met a similar holding period requirement with respect to the shares of the corporation paying the qualifying dividend). The amount of a Fund’s distributions that qualify for this favorable treatment may be reduced as a result of the Fund’s securities lending activities (if any), a high portfolio turnover rate or investments in debt securities or “non‑qualified” foreign corporations.
Certain Funds may make distributions to you of “Section 199A dividends” with respect to qualified dividends that it receives with respect to its investments in REITs. A Section 199A dividend is any dividend or part of such dividend that a Fund pays to its shareholders and reports as a Section 199A dividend in written statements furnished to its shareholders. Distributions paid by a Fund that are eligible to be treated as Section 199A dividends for a taxable year may not exceed the “qualified REIT dividends” received by the Fund from REITs reduced by the Fund’s allocable expenses. Section 199A dividends may be taxed to individuals and other non‑corporate shareholders at a reduced effective federal income tax rate, provided the shareholder receiving the dividends has satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions. For the lower rates to apply, you must have owned your Fund shares for at least 46 days during the 91‑day period beginning on the date that is 45 days before the Fund’s ex‑dividend date, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. For more information, see the discussion in the SAI under “TAXES — Taxation of Income of Certain Financial Instruments, REITS and PFICs.”
U.S. individuals with “modified adjusted gross income” exceeding $200,000 ($250,000 if married and filing jointly) and trusts and estates with income above certain thresholds will be subject to the Medicare contribution tax on their “net investment income,” which includes interest, dividends and capital gains at a rate of 3.8%.
A portion of distributions paid by a Fund to shareholders who are corporations also may qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as a result of a Fund’s securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.
Dividends and distributions from each Fund will generally be taxable to you in the tax year in which they are paid, with one exception. Dividends and distributions declared by a Fund in October, November or December and paid in January are taxed as though they were paid by December 31.
Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax‑free return of capital and will reduce the shareholder’s basis in his shares of the Fund. To the extent such distribution exceeds the shareholder’s basis, the distribution will result in a capital gain (if the shareholder holds his shares of the Fund as capital assets) as if the shareholder sold his shares. Such capital gain will be long-term capital gain if the shareholder held the shares for more than one year.
The Funds may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries. If at the close of the taxable year more than 50% in value of a Fund’s assets consists of stock in foreign corporations such Fund will be eligible to make an election to treat a proportionate amount of those taxes as constituting a distribution to each shareholder, which would allow you either: (1) to credit that proportionate amount of taxes against U.S. Federal income tax liability as

Shareholder Information (cont.)

a foreign tax credit; or (2) to take that amount as an itemized deduction. The Funds not eligible to make this election and eligible Funds that do not make the election will be entitled to deduct such taxes in computing the amounts they are required to distribute.
If you: (a) have provided either an incorrect Social Security Number or Taxpayer Identification Number or no number at all; (b) are subject to withholding by the Internal Revenue Service (“IRS”) for prior failure to properly include on your return payments of interest or dividends; or (c) have failed to certify, when required to do so, that you are not subject to backup withholding or are an “exempt recipient,” then 24% of the dividends and distributions payable to you will be withheld and remitted to the IRS.
The sale or redemption of Fund shares is a taxable event on which a gain or loss may be recognized. The amount of gain or loss is based on the difference between your tax basis in the Fund shares and the amount you receive for them upon disposition. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them. Gains and losses on shares held for twelve months or less will generally constitute short-term capital gains, except that a loss on shares held six months or less will be recharacterized as a long-term capital loss to the extent of any capital gains distributions that you have received on the shares. A loss realized on a sale or exchange of Fund shares may be disallowed under the so‑called “wash sale” rules to the extent the shares disposed of are replaced with other shares of that same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.
The one major exception to the preceding tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA or other tax‑qualified plan will not be currently taxable unless shares are acquired with borrowed funds. Distributions may be taxable upon withdrawal from tax‑deferred accounts.
Except as stated below, you may be subject to state and local taxes on Fund distributions and redemptions. State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on certain types of federal securities or interest on securities issued by the particular state or municipalities within the state.
U.S. Tax Treatment of Foreign Shareholders. Nonresident aliens, foreign corporations and other foreign investors in the Funds will generally be exempt from U.S. federal income tax on Fund distributions attributable to net capital gains. The exemption may not apply, however, if the investment in a Fund is connected to a trade or business of the foreign investor in the United States or if the foreign investor is present in the United States for 183 days or more in a year and certain other conditions are met.
Fund distributions attributable to the other categories of Fund income, such as dividends from companies whose securities are held by a Fund and interest on debt securities, will generally be subject to a 30% withholding tax when paid to foreign shareholders. However, certain interest related dividends and short-term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W‑8BEN or W‑8BEN‑E, as applicable. The withholding tax may, however, be reduced (and, in some cases, eliminated) under an applicable tax treaty between the United States and a shareholder’s country of residence or incorporation, provided that the shareholder furnishes the Fund with a properly completed Form W‑8BEN or W‑8BEN‑E, as applicable to establish entitlement for these treaty benefits. In addition, the Funds will be required to withhold 30% tax on certain payments to foreign entities that do not meet specified information reporting requirements under the Foreign Account Tax Compliance Act.
Notwithstanding the foregoing, gains from United States Real Property Interests (as defined in the Code) are subject to different rules, as discussed below.
If the Fund is a “qualified investment entity” as defined in the Code, Fund distributions attributable to gains from United States Real Property Interests (“Real Estate Gains”) will be treated as ordinary dividends, subject to withholdings as described above, for foreign shareholders who did not own more than 5% of the outstanding shares of the Fund at any time during the one‑year period ending on the date of the distribution. If the Fund is a qualified investment entity, Real Estate Gains distributed are subject to withholding at a rate of up to 21% for foreign shareholders who own more than 5% of the outstanding shares of the

Shareholder Information (cont.)

Fund at any time during the one‑year period ending on the date of the distribution, and such foreign shareholders may be required to file a U.S. federal income tax return. If a foreign shareholder holds more than 5% of the Fund at any time during the 5‑year period ending on the date of disposition or redemption of shares and the Fund is a United States Real Property Holding Corporation (as defined in the Code), the foreign shareholder will be subject to U.S. federal income tax on gain recognized on a sale or redemption of shares and withholding of tax on the proceeds received. Foreign shareholders recognizing such income and gain may be required to file a U.S. federal income tax return.
Foreign corporations recognizing income or gain under these rules may be subject to the U.S. Branch Profits Tax.
Except as described above, a foreign investor will generally not be subject to U.S. tax on gains realized on sales or exchanges of Fund shares unless the investment in the Fund is connected to a trade or business of the investor in the United States or if the investor is present in the United States for 183 days or more in a year and certain other conditions are met. All foreign investors should consult their own tax advisors regarding the tax consequences in their country of residence of an investment in the Fund.
Taxes on Creations and Redemptions of Creation Units. A person who purchases a Creation Unit by exchanging securities in‑kind generally will recognize a gain or loss equal to the difference between the market value of the Creation Units at that time, and the purchaser’s aggregate basis in the securities surrendered and any net cash paid. A person who redeems Creation Units and receives securities in‑kind from a Fund will generally recognize a gain or loss equal to the difference between the redeemer’s basis in the Creation Units, and the aggregate market value of the securities received and any net cash received. The IRS, however, may assert that a loss realized upon an in‑kind exchange of securities for Creation Units or an exchange of Creation Units for securities cannot be deducted currently under the rules governing “wash sales,” or on a basis that there has been no significant change in economic position. Persons effecting in‑kind creations or redemptions should consult their own tax adviser with respect to these matters.
There are certain tax requirements that each Fund must follow in order to qualify as a regulated investment company and to avoid federal income taxation. In their efforts to adhere to these requirements, the Funds may have to limit their investment activity in some types of instruments.
Consult Your Tax Professional. Your investment in the Funds could have additional tax consequences. You should consult your tax professional for information regarding all tax consequences applicable to your investments in the Funds. More tax information is provided in the SAI. This short summary is not intended as a substitute for careful tax planning.
Creations and Redemptions

Prior to trading in the secondary market, shares of the Funds are “created” at NAV by market makers, large investors and institutions only in block‑size Creation Units of a specified number of shares or multiples thereof.
Each “creator” or “Authorized Participant” enters into an authorized participant agreement with Foreside Fund Services, LLC, the Funds’ distributor. Only an Authorized Participant may create or redeem Creation Units directly with a Fund. A creation transaction, which is subject to acceptance by the transfer agent, generally takes place when an Authorized Participant deposits into a Fund cash and/or a designated portfolio of securities (“Deposit Securities”) approximating the holdings of the Fund in exchange for a specified number of Creation Units.
Similarly, shares can be redeemed only in Creation Units, for cash and/or in‑kind for a portfolio of securities held by the Funds (“Fund Securities”). EXCEPT WHEN AGGREGATED IN CREATION UNITS, SHARES ARE NOT REDEEMABLE BY THE FUNDS. The prices at which creations and redemptions occur are based on the next calculation of NAV after an order is received in a form described in the authorized participant agreement.
Each Fund intends to comply with the U.S. federal securities laws in accepting securities for deposits and satisfying redemptions with redemption securities, including that the securities accepted for deposits and the securities used to satisfy redemption requests will be sold in transactions that would be exempt from registration under the Securities Act. Further, an Authorized Participant that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A.

Shareholder Information (cont.)

Creations and redemptions must be made through a firm that is either a member of the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and has executed an agreement with the Distributor with respect to creations and redemptions of Creation Units. Information about the procedures regarding creation and redemption of Creation Units (including the cut‑off times for receipt of creation and redemption orders) is included in the Funds’ SAI.
Because new shares may be created and issued on an ongoing basis, at any point during the life of a Fund a “distribution,” as such term is used in the Securities Act, may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
Certain affiliates of the Fund and the Investment Adviser may purchase and sell Fund shares pursuant to this Prospectus.
Transaction Fees

Each Fund will impose a purchase transaction fee and a redemption transaction fee to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Purchasers and redeemers of Creation Units for cash are required to pay a higher fee to compensate for brokerage and market impact expenses and other associated costs. The standard creation and redemption transaction fees for creations and redemptions in kind for each Fund are discussed below. The standard creation transaction fee is charged to each purchaser on the day such purchaser creates a Creation Unit. The fee is a single charge and will be the amount indicated below regardless of the number of Creation Units purchased. Similarly, the redemption transaction fee will be the amount indicated regardless of the number of Creation Units redeemed. Certain fees or costs associated with Creation Unit purchases may be paid by NTI in certain circumstances. NTI also may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. In addition, the Trust may from time to time waive the standard transaction fee.
The standard creation and redemption transaction fees for creations and redemptions through DTC for cash (when cash creations and redemptions are available or specified) will also be subject to an additional fee up to the maximum amount shown below under “Maximum Additional Variable Charge for Cash Purchases/Maximum Additional Variable Charge for Cash Redemptions.” In addition, purchasers of shares in Creation Units are responsible for payment of the costs of transferring the securities to the Fund. Redeemers of shares in Creation Units are responsible for the costs of transferring the securities from the Fund.

Shareholder Information (cont.)

Investors who use the services of a broker or other such intermediary may pay fees for such services. The following table also shows, as of September 1, 2021, the approximate value of one Creation Unit, including standard and maximum additional creation and redemption transaction fees:

	Approximate Value of a Creation Unit	Creation Unit Size	Standard Creation/ Redemption Transaction Fee	Maximum Additional Variable Charge for Creations*	Maximum Additional Variable Charge for Redemptions*

FlexShares® ESG & Climate US Large Cap Core Index Fund	$1,250,000	25,000	$500	3.0%	2.0%

FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund	$2,500,000	50,000	$4,500	3.0%	2.0%

FlexShares® ESG & Climate Emerging Markets Core Index Fund	$2,500,000	50,000	$6,000	3.0%	2.0%

FlexShares® ESG & Climate High Yield Corporate Core Index Fund	$2,500,000	50,000	$500	3.0%	2.0%

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	$2,500,000	50,000	$500	3.0%	2.0%

*	As a percentage of the net asset value per Creation Unit, inclusive, in the case of redemption, of the standard redemption transaction fee.

Householding

Householding is an option available to certain investors. Householding is a method of delivery, based on the preference of the individual investor, in which a single copy of certain shareholder documents can be delivered to investors who share the same address, even if their accounts are registered under different names. Householding is available through certain broker-dealers. If you are interested in enrolling in householding and receiving a single copy of prospectuses and other shareholder documents, please contact your broker-dealer. If you are currently enrolled in householding and wish to change your householding status, please contact your broker-dealer.

Financial Highlights

There are no financial highlights for the Funds because they had not commenced operations as of the date of this Prospectus.

More Information About Underlying Indexes and Index Provider

The Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex‑US Core IndexSM, Northern Trust ESG & Climate Emerging Markets Core IndexSM , Northern Trust ESG & Climate High Yield U.S. Corporate Core IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (together the “Northern Trust Indexes”) are each the property of NTI and have been licensed for use by the FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (together the “Funds”), respectively.
NTI is the index provider of each of the Northern Trust Indexes and serves as the Investment Adviser of the Funds. NTI has adopted policies and procedures designed to minimize or eliminate potential conflicts of interest; prevent certain persons from having any advantage over other market participants with respect to prior knowledge of companies that may be added to, or deleted from, a Northern Trust Index or from the portfolios of any Fund that tracks a Northern Trust Index; and prevent the dissemination or use of non‑public information about pending changes to index constituents or methodology.

Disclaimers

NTI does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and NTI shall have no liability for any errors, omissions, or interruptions therein.
NTI makes no warranty, express or implied, as to results to be obtained by the FlexShares® Funds, to the owners of the shares of any FlexShares® Fund, or to any other person or entity, from the use of any Underlying Index or any data included therein. NTI makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to any Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall NTI have any liability for any special, punitive, direct, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.
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Northern Trust Investments, Inc. and the FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets ex‑US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares ESG & Climate High Yield Corporate Core Index Fund and FlexShares ESG & Climate Investment Grade Corporate Core Index Fund (each, a “Fund”, together, the “Funds”) make no representation or warranty, express or implied, to the owners of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds in particular or the ability of the Northern Trust 1250 IndexSM, Northern Trust Global IndexSM, Northern Trust High Yield US Corporate Bond IndexSM, Northern Trust US Corporate Bond IndexSM , Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex‑US Core IndexSM, Northern Trust ESG & Climate Emerging Markets Core IndexSM , Northern Trust ESG & Climate High Yield U.S. Corporate Core IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM (together, the “Northern Trust Indexes”) to track general stock market performance. Northern Trust Investments, Inc. is the licensor of certain trademarks, service marks and service names of the Funds. Northern Trust Investments, Inc. has no obligation to take the needs of FlexShares® Trust, the Funds or the owners of the Funds into consideration in determining, composing or calculating the Northern Trust Indexes.
NEITHER THE FUNDS NOR NORTHERN TRUST INVESTMENTS, INC. GUARANTEE THE ACCURACY, COMPLETENESS OR PERFORMANCE OF ANY NORTHERN TRUST INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY IN CONNECTION WITH ANY NORTHERN TRUST INDEX OR NORTHERN TRUST INDEX CALCULATION. NORTHERN TRUST INVESTMENTS, INC. MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FLEXSHARES® TRUST, THE FUNDS OR OWNERS OR USERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. NORTHERN TRUST INVESTMENTS, INC. MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NORTHERN TRUST INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NORTHERN TRUST INVESTMENTS, INC. HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
Northern Trust ESG & Climate U.S. Large Cap Core IndexSM, Northern Trust ESG & Climate Developed Markets ex‑US Core IndexSM, Northern Trust ESG & Climate Emerging Markets Core IndexSM , Northern Trust ESG & Climate High Yield U.S. Corporate Core IndexSM and Northern Trust ESG & Climate Investment Grade U.S. Corporate Core IndexSM are service marks of NTI and have been licensed for use by FlexShares® Trust. FlexShares® is a registered trademark of NTI.

Supplemental Information

I. Premium/Discount Information

Information about the differences between the daily market prices on secondary markets for shares of the Funds and the Funds’ net asset values for various time periods, as applicable, is available by visiting the Funds’ website at flexshares.com.
II. Total Return Information

Additional information about the total return of each Fund and its Underlying Index for various time periods, as applicable, is available by visiting the Funds’ website at flexshares.com.

FlexShares® Trust

Statement of Additional Information

Dated September 7, 2021

This Statement of Additional Information (the “SAI”) is not a prospectus. It should be read in conjunction with the current prospectus (the “Prospectus”) for the following Funds of the FlexShares® Trust (the “Trust”) as such Prospectus may be revised or supplemented from time to time:

Fund	Ticker	Stock Exchange
FlexShares® ESG & Climate US Large Cap Core Index Fund	FEUS	NYSE Arca, Inc.
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	FEDM	NYSE Arca, Inc.
FlexShares® ESG & Climate Emerging Markets Core Index Fund	FEEM	NYSE Arca, Inc.
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	FEHY	NYSE Arca, Inc.
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	FEIG	NYSE Arca, Inc.

The Prospectus for the Funds of the Trust included in this SAI is dated September 7, 2021. Capitalized terms used herein that are not defined have the same meanings as in the Prospectus, unless otherwise noted. Copies of the Prospectus may be obtained without charge by visiting flexshares.com, writing to FlexShares ETFs, c/o Foreside Fund Services, LLC, Three Canal Plaza, Portland, Maine 04101 or calling 1-855-FLEXETF (1-855-353-9383). FlexShares is a registered trademark of Northern Trust Investments, Inc. (“NTI” or the “Investment Adviser”).

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”), any other government agency or The Northern Trust Company (“TNTC”), its affiliates, subsidiaries or any other bank. An investment in a Fund involves investment risks, including possible loss of principal.

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-ii-

GENERAL DESCRIPTION OF THE TRUST AND ITS FUNDS

The Trust was formed as a Maryland Statutory Trust on May 13, 2010, originally named NT ETF Trust, and renamed FlexShares® Trust as of April 12, 2011. The Trust is authorized to have multiple series or portfolios. The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). This SAI relates to the following non-diversified funds (each, a “Fund” and collectively, the “Funds”):

FlexShares® ESG & Climate US Large Cap Core Index Fund

FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund

FlexShares® ESG & Climate Emerging Markets Core Index Fund

FlexShares® ESG & Climate High Yield Corporate Core Index Fund

FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund

The investment objective of each Fund is to provide investment results that correspond generally to the price and yield performance, before fees and expenses, of a specified benchmark index (each an “Underlying Index”). Each Fund is managed by NTI, an indirect subsidiary of Northern Trust Corporation.

The Funds offer and issue shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a specified basket of securities (the “Deposit Securities”), together with the deposit of a specified cash payment (the “Cash Component”). The shares of the Funds are listed and traded on the NYSE Arca, Inc., a national securities exchange (the “Listing Exchange”).

Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Shares are redeemable only in Creation Unit Aggregations, and, generally, in exchange for portfolio securities and a Cash Component. The number of shares of a Creation Unit of each Fund are as follows:

NAME OF FUND	NUMBER OF SHARES PER CREATION UNIT
FlexShares® ESG & Climate US Large Cap Core Index Fund	25,000
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	50,000
FlexShares® ESG & Climate Emerging Markets Core Index Fund	50,000
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	50,000
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	50,000

The Trust reserves the right to offer a “cash” option for creations and redemptions of shares as more fully described in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 110%, which percentage NTI may change from time to time, of the market value of the missing Deposit Securities. See the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. In each instance of cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such conditions and fees will be limited in accordance with the requirements of the U.S. Securities and Exchange Commission (the “SEC”) applicable to management investment companies offering redeemable securities.

ADDITIONAL INVESTMENT INFORMATION

EXCHANGE LISTING AND TRADING

A discussion of exchange listing and trading matters associated with an investment in each Fund is contained in the Prospectus in the “Shareholder Information” section. The discussion below supplements, and should be read in conjunction with, that section of the Prospectus.

Shares of each Fund are listed for trading on the Listing Exchange, and trade throughout the day on the Listing Exchange and other secondary markets. In addition, certain Funds may be traded on certain foreign exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of any Fund will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (1) following the initial twelve-month period beginning upon the commencement of trading of a Fund, there are fewer than fifty (50) beneficial holders of the Fund; (2) the value of the Underlying Index on which the Fund is based is no longer calculated or available; or (3) any other event shall occur or condition exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund.

As in the case of other publicly-traded securities, brokers’ commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the share prices of the Funds in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the applicable Fund.

INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

The following supplements the information contained in the Prospectus concerning the investment objectives, strategies and risks of the Funds.

The investment objective of each Fund may be changed without shareholder approval. Except as expressly noted below, each Fund’s investment strategies may be changed without shareholder approval. In addition to the instruments discussed below and in the Prospectus, each Fund may purchase other types of financial instruments, however designated, whose investment and credit quality characteristics are determined by NTI to be substantially similar to those of any other investment otherwise permitted by a Fund’s investment strategies. Each Fund operates as an index fund and will not be actively managed. Adverse performance of a security in a Fund’s portfolio will ordinarily not result in the elimination of the security from a Fund’s portfolio. Each Fund generally will invest under normal circumstances at least 80% of its total assets in the securities of its Underlying Index and with respect to the FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund, in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) (collectively “Depositary Receipts”) based on the securities in its Underlying Index. To the extent consistent with its investment policies, each Fund may also invest up to 20% of its assets in cash and cash equivalents, including shares of money market funds advised by NTI or its affiliates, futures contracts, options on futures contracts, forward currency contracts, options and swaps, as well as securities not included in the Underlying Index, but which NTI believes will help the Fund track its Underlying Index.

NTI uses a representative sampling strategy to manage each Fund. However, each of these Funds reserves the right to use a replication indexing strategy if NTI determines that it is in the best interests of the Fund. “Representative sampling” is investing in a representative sample of securities that collectively has an investment profile similar to the Underlying Index. Securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization and industry weightings), fundamental characteristics (such as return variability, earnings valuation, duration, maturity and yield) and liquidity measures similar to those of the Underlying Index. A Fund may or may not hold all of the securities that are included in its Underlying Index. “Replication” is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to the FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund, in Depositary Receipts that represent securities included in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.

ASSET-BACKED (INCLUDING MORTGAGE-BACKED) SECURITIES. To the extent consistent with its investment objective and strategies, the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund may invest in asset-backed securities, which are securities that are backed by mortgages, installment contracts, credit card receivables, municipal securities or other financial assets. The investment characteristics of asset-backed securities differ from those of traditional fixed-income securities. Asset-backed securities represent interests in “pools” of assets in which payments of both interest and principal on the securities are made periodically, thus in effect “passing through” such payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and the average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of mortgage prepayments. For this and other reasons, an asset-backed security normally is subject to both call risk and extension risk, and an asset-backed security’s stated maturity may be shortened. In addition, the security’s total return may be difficult to predict precisely. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed-income securities.

If an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments will increase, while slower than expected prepayments will decrease, yield to maturity. In calculating the Fund’s average weighted maturity, the maturity of asset-backed securities will be based on estimates of average life. Prepayments on asset-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments.

There are a number of important differences among the agencies, instrumentalities and sponsored enterprises of the U.S. government that issue mortgage-related securities and among the securities that they issue. Mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) include Ginnie Mae Mortgage Pass-Through Certificates, which are guaranteed as to the timely payment of principal and interest by Ginnie Mae and backed by the full faith and credit of the United States, which means that the U.S. government guarantees that the interest and principal will be paid when due. Ginnie Mae is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Mae certificates also are supported by the authority of Ginnie Mae to borrow funds from the U.S. Treasury to make payments under its guarantee.

Mortgage-backed securities issued by the Federal National Mortgage Association (“Fannie Mae”) include Fannie Mae Guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Fannie Mae and are not backed by or entitled to the full faith and credit of the United States, except as described below, but are supported by the right of the issuer to borrow from the U.S. Treasury. Fannie Mae is a stockholder-owned corporation chartered under an Act of the U.S. Congress. Fannie Mae certificates are guaranteed as to timely payment of the principal and interest by Fannie Mae. Mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) include Freddie Mac Mortgage Participation Certificates. Freddie Mac is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Mac certificates are not guaranteed by the United States or by any Federal Home Loan Banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank. Freddie Mac certificates entitle the holder to timely payment of interest, which is guaranteed by Freddie Mac. Freddie Mac guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When Freddie Mac does not guarantee timely payment of principal, Freddie Mac may remit the amount due on account of its guarantee of ultimate payment of principal after default.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress with regard to such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed mortgage-backed securities and the Fund’s liquidity and value.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

The extreme and unprecedented volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 7, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to: (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury Department (the “Treasury”) entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae, which established the Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the Treasury to Freddie Mac and Fannie Mae.

The conditions attached to the financial contribution made by the Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock place significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the Treasury to among other things: (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions are placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and mortgage-backed securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. The future status and role of Freddie Mac and Fannie Mae could be impacted by (among other things) the actions taken and restrictions placed on Freddie Mac and Fannie Mae by the FHFA in its role as conservator; the restrictions placed on Freddie Mac’s and Fannie Mae’s operations and activities as a result of the senior preferred stock investment made by the Treasury; market responses to developments at Freddie Mac and Fannie Mae; and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Freddie Mac and Fannie Mae, including any such mortgage-backed securities held by the Fund.

Under the FHFA’s “Single Security Initiative,” Fannie Mae and Freddie Mac entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac participation certificates. In June 2019, Fannie Mae and Freddie Mac began issuing UMBS in place of their current offerings of “to be announced”-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain.

Mortgage- and asset-backed securities are also subject to the risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Any economic downturn could increase the risk that such assets underlying asset-backed securities purchased by the Fund will also suffer greater levels of default than were historically experienced.

BANK LOANS. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in bank loans. The primary risk in an investment in loans is that borrowers may be unable to meet their interest and/or principal payment obligations. Loans in which the Fund invests may be made to finance highly leveraged borrowers which may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans in which the Fund may invest may be either collateralized or uncollateralized and senior or subordinate. Investments in uncollateralized and/or subordinate loans entail a greater risk of nonpayment than do investments in loans that hold a more senior position in the borrower’s capital structure and/or are secured with collateral. If they do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit the Fund’s rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay. In addition, loans are generally subject to liquidity risk. The Fund may acquire interests in loans by purchasing participations in and/or assignments of portions of loans from third parties. Transactions in loans may settle on a delayed basis. As a result, the proceeds from the sale of a loan may not be available to make additional investments or to meet the Fund’s redemption obligations. The Fund may have difficulty disposing of its investments in loans, and the market for such instruments may lack sufficient liquidity.

In certain circumstances, loans may not be deemed to be securities under certain federal securities laws. Therefore, in the event of fraud or misrepresentation by a borrower or an arranger, lenders and purchasers of interests in loans, such as the Fund, may not have the protection of the anti-fraud provisions of the federal securities laws as would otherwise be available for bonds or stocks. Instead, in such cases, parties generally would rely on the contractual provisions in the loan agreement itself and common-law fraud protections under applicable state law.

BONDS. The FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund invest primarily in bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. public or private entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond’s face value) periodically or on a specified maturity date. An issuer may have the right to redeem or “call” a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a “coupon” rate that is fixed for the life of the bond. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond’s yield (income as a percent of the bond’s current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of “floating-rate” or “variable-rate” bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation’s earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer’s general creditworthiness) or secured (also backed by specified collateral).

CALCULATION OF PORTFOLIO TURNOVER RATE. The portfolio turnover rate for the Funds is calculated by dividing the lesser of purchases or sales of portfolio investments for the reporting period by the monthly average value of the portfolio investments owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and be affected by many different factors, including reconstitution or rebalancing of an Underlying Index, cash requirements for redemption of shares and by requirements that enable the Funds to receive favorable tax treatment.

CASH REDEMPTIONS RISK. Paying redemption proceeds entirely in cash rather than through in-kind delivery of portfolio securities may require the Fund to dispose of or sell portfolio securities or other assets at an inopportune time to obtain the cash needed to meet redemption orders. This may cause the Fund to sell a security or other financial instrument and recognize a capital gain or loss that might not have been incurred if it had not effected a redemption order entirely for cash. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that meet redemption orders entirely in-kind with portfolio securities. The use of all cash creations and redemption orders may also cause the Fund’s shares to trade in the secondary market at wider bid-ask spreads and/or greater premiums or discounts to the Fund’s NAV. To the extent that the maximum additional variable charge for cash creation or cash redemption transactions is insufficient to cover the transaction costs of purchasing or selling portfolio securities, the Fund’s performance could be negatively impacted.

COMMERCIAL PAPER, BANKERS’ ACCEPTANCES, CERTIFICATES OF DEPOSIT, TIME DEPOSITS AND BANK NOTES. To the extent consistent with their investment objectives and strategies, the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in commercial paper, bankers’ acceptances, certificates of deposit, time deposits and bank notes. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

Each Fund may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

Commercial paper is generally unsecured and usually discounted from its value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Commercial paper purchased by the Fund may include asset-backed commercial paper. Asset backed commercial paper is issued by a special purpose entity that is organized to issue the commercial paper and to purchase trade receivables or other financial assets. The credit quality of asset-backed commercial paper depends primarily on the quality of these assets and the level of any additional credit support. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper. Investments in commercial paper are subject to the risk that the issuer cannot issue enough new commercial paper to satisfy its obligations with respect to its outstanding commercial paper, also known as rollover risk. Commercial paper is also susceptible to changes in the issuer’s financial condition or credit quality. In addition, under certain circumstances, commercial paper may become illiquid or may suffer from reduced credit quality.

CONVERTIBLE SECURITIES. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in convertible securities to the extent consistent with its investment objective and strategies. Convertible securities entitle the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are usually subordinated to comparable tier non-convertible securities but rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying common stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying common stock and may vary in price in response to changes in the price of the underlying common stock, with greater volatility. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying common stock while holding fixed-income securities.

In addition, a convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund would be required to (i) permit the issuer to redeem the security, (ii) convert it into the underlying common stock or (iii) sell it to a third party. Any of the actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

In general, investments in lower quality convertible securities are subject to a significant risk of a change in the credit rating or financial condition of the issuing entity. Investments in convertible securities of medium or lower quality also are likely to be subject to greater market fluctuation and to greater risk of loss of income and principal due to default than investments of higher quality fixed-income securities. Such lower quality securities generally tend to reflect short-term corporate and market developments to a greater extent than higher quality securities, which react more to fluctuations in the general level of interest rates.

CYBER SECURITY ISSUES. With the increased use of the Internet and because information technology (“IT”) systems and digital data underlie most of the Funds’ operations, the Funds and the Investment Adviser, the Administrator, the Transfer Agent, the Distributor, Authorized Participants (as defined below), index providers and the Funds’ other service providers and the vendors of each (collectively, “Service Providers”) are exposed to the risk that their operations and data may be compromised as a result of internal and external cyber-failures, breaches or attacks (“Cyber Risk”). This could occur as a result of malicious or criminal cyber-attacks. Cyber-attacks include actions taken to: (i) steal or corrupt data maintained online or digitally, (ii) gain unauthorized access to or release confidential information, (iii) shut down a Fund or Service Provider website through denial-of-service attacks, or (iv) otherwise disrupt normal business operations. However, events arising from human error, faulty or inadequately implemented policies and procedures or other systems failures unrelated to any external cyber-threat may have effects similar to those caused by deliberate cyber-attacks. Recently, geopolitical tensions may have increased the scale and sophistication of deliberate attacks, particularly those from nation-states or from entities with nation-state banking.

Successful cyber-attacks or other cyber-failures or events affecting the Funds or their Service Providers may adversely impact a Fund or its shareholders or cause your investment in the Fund to lose value. For instance, they may impact a Fund’s ability to calculate its NAV, cause the release of confidential Fund information, impede trading, or cause reputational damage. They could also subject the Funds or their Service Providers to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Funds and their Investment Adviser have limited ability to prevent or mitigate cyber incidents affecting third-party service providers. Insurance protection and contractual indemnification provisions may not be available or may be insufficient to cover these losses. The Funds or their Service Providers may also incur significant costs to manage and control Cyber Risk.

Cyber Risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment in such issuers to lose value.

While the Investment Adviser, Service Providers or Authorized Participants (as defined below) may have established business continuity plans and risk management systems to prevent such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber attacks may be highly sophisticated. The Funds and their shareholders could be negatively impacted as a result.

DEPOSITARY RECEIPTS. The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund’s investment in securities of non-U.S. issuers may also be in the form of ADRs and/or GDRs based on the securities in its Underlying Index. ADRs are receipts that are traded in the United States evidencing ownership of the underlying foreign securities and are denominated in U.S. dollars. GDRs are receipts issued by a non-U.S. financial institution evidencing ownership of underlying foreign or U.S. securities and usually are denominated in foreign currencies. GDRs may not be denominated in the same currency as the securities they represent. Generally, GDRs are designed for use in the foreign securities markets.

In addition to investment risks associated with the underlying issuer, ADRs and GDRs expose a Fund to additional risk associated with non-uniform terms that apply to ADR and GDR programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency and liquidity risk. Some institutions issuing ADRs and GDRs may not be sponsored by the issuer. Unsponsored programs generally expose investors to greater risks than sponsored programs and do not provide holders with many of the shareholder benefits that come from investing in a sponsored ADR or GDR. Available information concerning the issuer may not be as current as for sponsored ADRs and GDRs and the prices of unsponsored ADRs and GDRs may be more volatile than if such instruments were sponsored by the issuer. ADRs and GDRs are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted.

To the extent a Fund invests in ADRs, such ADRs will be listed on a national securities exchange. To the extent a Fund invests in GDRs, such GDRs will be listed on a foreign exchange. A Fund will not invest in any unlisted Depositary Receipt, any Depositary Receipt that NTI deems to be illiquid or any Depositary Receipt for which pricing information is not readily available. Generally, all depositary receipts must be sponsored.

DISTRESSED COMPANIES SECURITIES RISK. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in distressed debt securities, many of which are not publicly traded and may involve a substantial degree of risk. Debt obligations of distressed companies typically are unrated, lower-rated or close to default. Distressed debt securities include securities of companies that are in financial distress and that may be in or about to enter bankruptcy. In certain periods, there may be little or no liquidity in the markets for these securities. In addition, the prices of such securities may be subject to periods of abrupt and erratic market movements and above-average price volatility. It may be difficult to obtain financial information regarding the financial condition of a borrower or issuer, and its financial condition may change rapidly. It may be more difficult to value such securities and the spread between the bid and asked prices of such securities may be greater than expected. The Fund may lose a substantial portion or all of its investment in such securities or it may be required to accept cash or securities with a value less than the Fund’s original investment. The purchase of defaulted debt securities involves risks such as the possibility of complete loss of the investment where the issuer does not restructure to enable it to resume principal and interest payments. If the issuer of a security held by the Fund defaults, the Fund may experience a significant or complete loss on the security. Securities tend to lose much of their value before the issuer defaults. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The Fund’s potential exposure to financially or operationally troubled issuers involves a high degree of credit and market risk, which may be heightened during an economic downturn or recession. Should an issuer of securities held by the Fund become involved in a bankruptcy proceeding, reorganization or financial restructuring, a wide variety of considerations make an evaluation of the outcome of the Fund’s exposure to the issuer uncertain.

During the period of a bankruptcy proceeding, reorganization or financial restructuring, it is unlikely that the Fund will receive any interest payments on the securities of the issuer. The Fund will be subject to significant uncertainty as to whether the reorganization or restructuring will be completed, and the Fund may bear certain extraordinary expenses to protect and recover its investment. The Fund will also be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the securities of the issuer held by the Fund will eventually be satisfied. Even if a plan of reorganization or restructuring is adopted with respect to the securities of the issuer held by the Fund, there can be no assurance that the securities or other assets received by the Fund in connection with such plan of reorganization or restructuring will not have a lower value or income potential than may have been anticipated or no value. The Fund may be unable to enforce its claims or rights in any collateral or may have its claims or security interest in any collateral challenged, disallowed or subordinated to the claims or security interests of other creditors. In addition, amendments to the U.S. Bankruptcy Code or other relevant laws could alter the expected outcome or introduce greater uncertainty regarding the outcome of the Fund’s securities holdings in the issuer. In a bankruptcy proceeding, a reorganization or restructuring, the securities of the issuer held by the Fund could be re-characterized or the Fund may receive different securities or other assets, including equity securities. These types of equity securities include, but are not limited to: common stock; preferred stock (including convertible preferred stock); bonds, notes and debentures convertible into common or preferred stock; stock purchase warrants and rights; equity interests in trusts; and depositary receipts. Equity securities are subject to changes in value, and their value may be more volatile than those of other asset classes. Holders of equity securities are subject to more risk than holders of debt securities because the status of equity holders is subordinate to debtholders in an issuer’s capital structure. The value of equity securities received by the Fund could decline if the financial condition of the issuer deteriorates or if overall market and economic conditions, or conditions within the issuer’s region or industry, deteriorate. Equity securities received by the Fund through a bankruptcy proceeding, reorganization or restructuring of an issuer would not be component securities of the Fund’s Underlying Index, which could subject the Fund to additional tracking error risk.

To the extent that the Fund receives other assets in connection with a bankruptcy proceeding, reorganization or financial restructuring, the Fund may also be subject to additional risks associated with the assets received. One example of assets that the Fund could receive is an interest in one or more loans made to the issuer as part of a workout agreed to by a consortium of lienholders and creditors of the issuer. The Fund may receive such interests in loans to the extent permitted by the 1940 Act.

Securities or other assets received in a reorganization or restructuring typically entail a higher degree of risk than investments in securities of issuers that have not undergone a reorganization or restructuring and may be subject to heavy selling or downward pricing pressure after completion of the reorganization or restructuring. The post-reorganization/restructuring assets and securities may also be illiquid and difficult to sell or value. If the Fund participates in negotiations with respect to a plan of reorganization or restructuring with respect to securities of the issuer held by the Fund, the Fund also may be restricted from disposing such securities for a period of time. If the Fund becomes involved in such proceedings, the Fund may have more active participation in the affairs of the issuer than that assumed generally by an investor.

EQUITY SWAPS, TOTAL RATE OF RETURN SWAPS, CURRENCY SWAPS AND INTEREST RATE SWAPS. Each of the Funds may invest up to 20% of its total assets in swap agreements if NTI believes that it will help the Fund track its Underlying Index. Swap agreements may be structured in different ways.

To the extent consistent with its investment policies, each of the Funds, other than the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund, may enter into equity swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to an equity swap agreement will typically be a bank, investment banking firm or broker/dealer. Equity swap agreements may be structured in different ways. For example, a counterparty may agree to pay a Fund the amount, if any, by which the notional amount of the equity swap agreement would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty the amount, if any, by which that notional amount would have decreased in value had it been invested in the stocks. Therefore, the return to a Fund on any equity swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by a Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap agreement had been invested in different stocks (or indexes of stocks).

To the extent consistent with its investment policies, each Fund may enter into total rate of return swaps, which are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund also may enter into currency swaps, which involve the exchange of the rights of a Fund and another party to make or receive payments in specific currencies. Currency swaps involve the exchange of rights of a Fund and another party to make or receive payments in specific currencies.

The FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund may enter into interest rate swaps. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal.

Some swap transactions, such as interest rate and total return swaps, are entered into on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. A Fund will enter into equity swaps only on a net basis. Payments may be made at the conclusion of the swap agreement or periodically during its term. These swaps do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to any swap entered into on a net basis defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. In contrast, other transactions may involve the payment of the gross amount owed. For example, currency swaps usually involve the delivery of the entire principal amount of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the amount payable by a Fund under a swap is offset by segregated cash or liquid assets, the Fund and the Investment Adviser believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund’s borrowing restrictions. Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

A Fund will not enter into any swap transactions unless the unsecured commercial paper, senior debt or claims-paying ability of the other party is rated either A, or A-1 or better by S&P Global Ratings (“S&P”), or Fitch Ratings (“Fitch”); or A or Prime-1 or better by Moody’s Investors Services, Inc. (“Moody’s”), or has received a comparable rating from another organization that is recognized as a nationally recognized statistical rating organization (“NRSRO”) or, if unrated by such rating organization, is determined to be of comparable quality by the Investment Adviser. If there is a default by the other party to a swap transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. These contractual remedies, however, may be subject to bankruptcy and insolvency laws that may affect such Fund’s rights as a creditor (e.g., a Fund may not receive the net amount of payments that it is contractually entitled to receive). The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with markets for other similar instruments which are traded in the interbank market.

The use of equity, total rate of return, currency and interest rate swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Adviser is incorrect in its forecasts of market values, interest rates and/or currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. For a description of Commodity Futures Trading Commission (“CFTC”) regulations affecting swap transactions and certain other derivatives, see “Futures Contracts and Related Options” below and Appendix A.

FIXED INCOME SECURITIES. The FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund will invest primarily in fixed income securities. Each of the other Funds may invest in fixed income securities up to 20% of its total assets to help track its Underlying Index. Fixed income securities, including corporate debt obligations, generally expose a Fund to the following types of risk: (1) interest rate risk (the potential for fluctuations in bond prices due to changing interest rates); (2) income risk (the potential for a decline in a Fund’s income due to falling market interest rates); (3) credit risk (the possibility that a bond issuer will fail to make timely payments of either interest or principal to a Fund); (4) prepayment risk or call risk (the likelihood that, during periods of falling interest rates, securities with high stated interest rates will be prepaid, or “called” prior to maturity, requiring a Fund to invest the proceeds at generally lower interest rates); and (5) extension risk (the likelihood that as interest rates increase, slower than expected principal payments may extend the average life of fixed income securities, which will have the effect of locking in a below-market interest rate, increasing the security’s duration and reducing the value of the security).

In periods of declining interest rates, the yield (income from a fixed income security held by a Fund over a stated period of time) of a fixed income security may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of a fixed income security may tend to be lower than prevailing market rates. In addition, when interest rates are falling, the inflow of net new money to a Fund will likely be invested in portfolio instruments producing lower yields than the balance of a Fund’s portfolio, thereby reducing the yield of a Fund. In periods of rising interest rates, the opposite can be true. The NAV of a Fund can generally be expected to change as general levels of interest rates fluctuate. The value of fixed income securities in a Fund’s portfolio generally varies inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

Corporate debt obligations generally offer less current yield than securities of lower quality, but lower-quality securities generally have less liquidity, greater credit and market risk, and as a result, more price volatility.

Conditions in the U.S. and many foreign economies have resulted, and may continue to result, in fixed income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default. These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all. As a result, the values of many types of securities have been reduced. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely impact issuers in a different country or region. The severity or duration of adverse economic conditions may also be affected by policy changes made by governments or quasi-governmental organizations. In addition, political events within the U.S. and abroad, such as the U.S. government’s recent inability to agree on a long-term budget and deficit reduction plan, the federal government shutdown and threats to not increase the federal government’s debt limit, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty.

FOREIGN CURRENCY TRANSACTIONS. To the extent consistent with their investment policies, the FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund may enter into forward foreign currency exchange contracts to facilitate local settlements or to protect against currency exposure in connection with their distributions to shareholders. These Funds, however, do not expect to engage in currency transactions for purposes of hedging against declines in the value of a Fund’s assets that are denominated in a foreign currency.

None of the Funds expect to engage in currency transactions for speculative purposes.

Forward foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities, but rather allow a Fund to establish a rate of exchange for a future point in time.

When entering into a contract for the purchase or sale of a security, a Fund may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency.

Each Fund may use non-deliverable forward currency contracts (“NDFs”) to execute its hedging transactions. NDFs are cash-settled, short-term forward contracts that may be thinly traded or are denominated in non-convertible foreign currency, where the profit or loss at the time of settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. All NDFs have a fixing date and a settlement date. The fixing date is the date at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement date is the date by which the payment of the difference is due to the party receiving payment. NDFs are commonly quoted for time periods ranging from one month to up to two years, and are normally quoted and settled in U.S. dollars. They are often used to gain exposure to and/or hedge exposure to foreign currencies that are not internationally traded.

Foreign currency forward contracts and NDFs are subject to regulation under The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Physically-settled forwards between eligible contract participants, such as the Funds, are generally subject to lighter regulation in the U.S. than NDFs and cash-settled foreign currency forward contracts. Under the Dodd-Frank Act, NDFs are regulated as swaps and are subject to rules requiring central clearing and mandatory trading on an exchange or facility that is regulated by the CFTC. NDFs traded in the over-the-counter market are subject to margin requirements, and initial margining requirements. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information).

With respect to any forward foreign currency contract, it generally will not be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines or appreciation in the value of a particular foreign currency, they also limit potential gains, which might result from changes in the value of such currency. A Fund also may incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

Liquid assets equal to the amount of a Fund’s assets that could be required to consummate forward contracts will be segregated except to the extent the contracts are otherwise “covered.” The segregated assets will be valued at market or fair value. If the market or fair value of such assets declines, additional liquid assets will be segregated daily so that the value of the segregated assets will equal the amount of such commitments by the Fund. A forward contract to sell a foreign currency is “covered” if a Fund owns the currency (or securities denominated in the currency) underlying the contract, or holds a forward contract (or call option) permitting a Fund to buy the same currency at a price that is: (i) no higher than the Fund’s price to sell the currency; or (ii) greater than the Fund’s price to sell the currency provided the Fund segregates liquid assets in the amount of the difference. A forward contract to buy a foreign currency is “covered” if a Fund holds a forward contract (or call option) permitting the Fund to sell the same currency at a price that is: (i) as high as or higher than the Fund’s price to buy the currency; or (ii) lower than the Fund’s price to buy the currency provided the Fund segregates liquid assets in the amount of the difference.

As a result of regulatory requirements under the 1940 Act, the Funds are required to maintain an amount of liquid assets, accrued on a daily basis, having an aggregate value at least equal to the value of the Fund’s obligations under the foreign currency forward contract or NDF. To the extent that foreign currency forward contracts are settled on a physical basis, a Fund will generally be required to maintain an amount of liquid assets equal to the notional value of the contract. In connection with NDFs and cash-settled foreign currency forward contracts, on the other hand, which are performed on a net basis, with a Fund receiving or paying only the net amount of a specified exchange rate, a Fund will generally maintain liquid assets, accrued daily, equal to the accrued excess, if any, of the Fund’s obligations over those of its counterparty under the contract. Accordingly, reliance by a Fund on physically-settled foreign currency forward contracts may adversely impact investors by requiring the Fund to set aside a greater amount of liquid assets than would generally be required if the Fund were relying on cash-settled foreign currency forward contracts or NDFs.

Foreign currency transactions involve a significant degree of risk and the markets in which foreign currency transactions are effected are highly volatile, highly specialized and highly technical. Significant changes, including changes in liquidity and prices, can occur in such markets within very short periods of time, often within minutes. Foreign currency trading risks include, but are not limited to, exchange rate risk, counterparty risk, maturity gap, interest rate risk, and potential interference by foreign governments through regulation of local exchange markets, foreign investment or particular transactions in non-U.S. currency. If NTI utilizes foreign currency transactions at an inappropriate time or judges market conditions, trends or correlations incorrectly, foreign currency transactions may not serve their intended purpose of improving the correlation of a Fund’s return with the performance of its Underlying Index and may lower the Fund’s return. A Fund could experience losses if the value of its currency forwards, options or futures positions were poorly correlated with its other investments or if it could not close out its positions because of an illiquid market. In addition, a Fund could incur transaction costs, including trading commissions, in connection with certain non-U.S. currency transactions.

FOREIGN INVESTMENTS – GENERAL. The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund will invest primarily in foreign equity securities. These Funds also may invest in U.S. dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies, instrumentalities or sponsored enterprises, as well as other foreign issuers. These obligations may be issued by supranational entities, including international organizations (such as the International Bank for Reconstruction and Development (also known as the World Bank)) and international banking institutions and related government agencies. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in U.S. registered U.S. dollar dominated bonds of non-U.S. corporate issuers and U.S. dollar denominated bonds of non-U.S. corporate issuers offered pursuant to Rule 144A under the Securities Act of 1933, with or without registration rights.

Investment in foreign securities involves special risks. These include market risk, interest rate risk and the risks of investing in securities of foreign issuers and of companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets and in investments denominated in foreign currencies. Market risk involves the possibility that security prices will decline over short or even extended periods. The markets tend to be cyclical, with periods of generally rising prices and periods of generally declining prices. These cycles will affect the value of a Fund to the extent that it invests in foreign securities. In addition, the performance of investments in securities denominated in a foreign currency will depend on the strength of the foreign currency against the U.S. dollar and the interest rate environment in the country issuing the currency. Generally, the prices of bonds and debt securities fluctuate inversely with interest rate changes. Absent other events which could otherwise affect the value of a foreign security (such as a change in the political climate or an issuer’s credit quality), appreciation in the value of the foreign currency generally can be expected to increase the value of a foreign currency-denominated security in terms of U.S. dollars. A rise in foreign interest rates or decline in the value of the foreign currency relative to the U.S. dollar generally can be expected to depress the value of a foreign currency-denominated security.

There are other risks and costs involved in investing in foreign securities, which are in addition to the usual risks inherent in domestic investments. Investment in foreign securities involves higher costs than investment in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Foreign investments also involve risks associated with the level of currency exchange rates, less complete financial information about the issuers, less market liquidity, more market volatility and political instability. Future political and economic developments, the possible imposition of withholding taxes on dividend income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions might adversely affect an investment in foreign securities. Additionally, foreign banks and foreign branches of domestic banks are subject to less stringent reserve requirements, and to different accounting, auditing and recordkeeping requirements. Also, the legal remedies for investors may be more limited than the remedies available in the U.S. Additionally, many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. For example, the decline in the U.S. subprime mortgage market quickly spread throughout global credit markets, triggering a liquidity crisis that affected fixed-income and equity markets around the world.

Although a Fund may invest in securities denominated in foreign currencies, its portfolio securities and other assets are valued in U.S. dollars. Currency exchange rates may fluctuate significantly over short periods of time causing, together with other factors, the Fund’s NAV to fluctuate as well. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. To the extent that a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, are denominated in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Each Fund also is subject to the possible imposition of exchange control regulations or freezes on the convertibility of currency. In addition, through the use of forward currency exchange contracts or other instruments, any net currency positions of a Fund may expose it to risks independent of its securities positions. Although the net long and short foreign currency exposure of a Fund will not exceed its total asset value, to the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater risk than it would have if it did not maintain the currency positions.

Dividends and interest payable on a Fund’s foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax law, they may reduce the net return to the shareholders. A Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes” on page 69.

Investors should understand that the expense ratio of a Fund that invests primarily in foreign securities can be expected to be higher than those Funds investing primarily in domestic securities. The costs attributable to investing abroad usually are higher for several reasons, such as the higher cost of investment research, higher costs of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

A Fund’s foreign securities are generally held outside the United States in the primary market for the securities in the custody of certain eligible foreign banks and trust companies, as permitted under the 1940 Act (“foreign sub-custodians”). Settlement practices for foreign securities may differ from those in the United States. Some countries have limited governmental oversight and regulation of industry practices, stock exchanges, depositories, registrars, brokers and listed companies, which increases the risk of corruption and fraud and the possibility of losses to a Fund. In particular, under certain circumstances, foreign securities may settle on a delayed delivery basis, meaning that a Fund may be required to make payment for securities before the Fund has actually received delivery of the securities or deliver securities prior to the receipt of payment. Typically, in these cases, the Fund will receive evidence of ownership in accordance with the generally accepted settlement practices in the local market entitling the Fund to deliver payment at a future date, but there is a risk that the security will not be delivered to the Fund or that payment will not be received, although the Fund and its foreign sub-custodians take reasonable precautions to mitigate this risk. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a Fund remain uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases or sales due to settlement problems could result in missed attractive investment opportunities, losses to the Fund due to subsequent declines in value of the portfolio securities or, if the Fund has entered into a contract to sell the securities, possible liability to the purchaser. Losses can also result from lost, stolen or counterfeit securities; defaults by brokers and banks; failures or defects of the settlement system; or poor and improper record keeping by registrars and issuers.

Share blocking refers to a practice in certain foreign markets under which an issuer’s securities are blocked from trading at the custodian or sub-custodian level for a specified number of days before and, in certain instances, after a shareholder meeting where a vote of shareholders takes place. The blocking period can last up to several weeks. Share blocking may prevent a Fund from buying or selling securities during this period, because during the time shares are blocked, trades in such securities will not settle. It may be difficult or impossible to lift blocking restrictions, with the particular requirements varying widely by country.

The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund may invest a significant percentage of its assets in the securities of issuers located in geographic regions with securities markets that are highly developed, liquid and subject to extensive regulation, including Europe and Japan. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may also invest in such issuers to the extent consistent with its investment objective and strategies. The Economic and Monetary Union of the European Union (“EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and recessions in EU economies may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about the rising government debt levels of several European countries, including Greece, Spain, Ireland, Italy, Portugal and Ukraine. Recent concerns over the level and sustainability of the sovereign debt of the United States have aggravated this volatility. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries.

In June 2016, the United Kingdom (“UK”) approved a referendum to leave the EU. The withdrawal, known colloquially as “Brexit”, was agreed to and ratified by the UK Parliament, and the UK left the EU on January 31, 2020. It began a transition period in which to negotiate a new trading relationship for goods and services that ended on December 31, 2020. On January 1, 2021, the UK left the EU Single Market and Customs Union, as well as all EU policies and international agreements. On December 24, 2020, the UK and EU agreed to a trade deal with no tariffs or quotas on products, regulatory and customs cooperation mechanisms as well as provisions ensuring a level playing field for open and fair competition. The UK and EU also plan to put in place a regulatory dialogue on financial systems based on a separate memorandum of understanding in 2021. Since the referendum, there have been periods of significant volatility in the global stock markets and currency exchange rates, as well as challenging market conditions in the UK. At this time, the impact that the trade deal and any future agreements on services, particularly financial services, will have on the Funds cannot be predicted, and it is possible that the new terms may adversely affect the Funds.

The growth of Japan’s economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan’s relations with its neighbors, particularly China, North Korea, South Korea and Russia, have at times been strained due to territorial disputes, historical animosities and defense concerns. Most recently, the Japanese government has shown concern over the increased nuclear and military activity by North Korea. Strained relations may cause uncertainty in the Japanese markets and adversely affect the overall Japanese economy in times of crisis. China has become an important trading partner with Japan, yet the countries’ political relationship has become strained. Should political tension increase, it could adversely affect the economy, especially the export sector, and destabilize the region as a whole. Japan is located in a part of the world that has historically been prone to natural disasters such as earthquakes, volcanoes and tsunamis and is economically sensitive to environmental events. Any such event, such as the major earthquake and tsunami which struck Japan in March 2011, could result in a significant adverse impact on the Japanese economy. Historically, Japan has been subject to unpredictable national politics and may experience frequent political turnover. Future political developments may lead to changes in policy that might adversely affect a Fund’s investments. In addition, the Japanese economy faces several concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the economy. Furthermore, Japan has an aging workforce. It is a labor market undergoing fundamental structural changes, as traditional lifetime employment clashes with the need for increased labor mobility, which may adversely affect Japan’s economic competitiveness. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure.

FOREIGN INVESTMENTS – EMERGING MARKETS. The FlexShares® ESG & Climate Emerging Markets Core Index Fund may invest in countries with emerging economies or securities markets. These countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central America, South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristics of more developed countries. In general, the securities markets of these countries are less liquid, subject to greater price volatility, have smaller market capitalizations and have problems with securities registration and custody. As a result, the risks presented by investments in these countries are heightened. Additionally, settlement procedures in emerging countries are frequently less developed and reliable than those in the United States and may involve the Fund’s delivery of securities before receipt of payment for their sale. Settlement or registration problems may make it more difficult for the Fund to value its portfolio securities and could cause the Fund to miss attractive investment opportunities, to have a portion of its assets uninvested or to incur losses due to the failure of a counterparty to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations.

Unanticipated political, economic or social developments may affect the value of the Fund’s investments in emerging market countries and the availability to the Fund of additional investments in these countries. Some of these countries may have in the past failed to recognize private property rights and may have at times nationalized or expropriated the assets of private companies. There have been occasional limitations on the movements of funds and other assets between different countries. The small size and inexperience of the securities markets in certain of such countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and the Fund may be required to establish special custodial or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain parts of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers.

In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issuers or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. In particular, the assets and profits appearing on the financial statements of emerging country issuers may not reflect their financial position or results of operations in the same manner as financial statements for U.S. issuers. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Certain emerging market countries may have antiquated legal systems, which may adversely impact the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations. In addition, the systems of corporate governance to which issuers in certain emerging countries are subject may be less advanced than the systems to which issuers located in more developed countries are subject, and therefore, shareholders of such issuers may not receive many of the protections available to shareholders of issuers located in more developed countries. These risks may be heightened in Russia.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Certain emerging countries may restrict or control foreign investments in their securities markets. These restrictions may limit the Fund’s investment in those countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions which require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. Custodial and/or settlement systems in emerging countries may not be fully developed. To the extent the Fund invests in emerging countries, Fund assets that are traded in those markets which have been entrusted to sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than more developed countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) social unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may invest in former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

The economies of emerging countries may suffer from unfavorable growth of gross domestic product, rates of inflation and hyperinflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions.

The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

Risks related to currencies and corporate actions are also greater in emerging countries than in developed countries. For example, some emerging countries may have fixed or managed currencies that are not free-floating against the U.S. dollar. Certain emerging countries may experience sudden and large adjustments in their currency, which can have a disruptive and adverse effect on foreign investors. Some emerging countries have a higher risk of currency devaluations, and some of these countries may experience sustained periods of high inflation or rapid changes in inflation rates which can have negative effects on a country’s economy and securities markets. There may be no significant foreign exchange market for certain currencies making it difficult for the Fund to engage in foreign currency transactions. Some emerging countries may impose restrictions on the free conversion of their currencies into foreign currencies, including the U.S. dollar. Corporate action procedures in emerging countries may be less reliable and have limited or no involvement by the depositories and central banks. Lack of standard practices and payment systems can lead to significant delays in payment.

Many emerging countries are highly dependent on foreign loans for their operations. There have been moratoria on, and refinancing of, repayments with respect to these loans. Some of the refinancings have imposed restrictions and conditions on the economies of such nations that have adversely affected their economic growth.

Investment exposure to China subjects the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is a developing market and demonstrates significantly higher volatility from time to time in comparison to developed markets. The Chinese government has undertaken reform of economic and market practices and expansion of the sphere for private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency convertibility, interest rate fluctuations and higher rates of inflation. The Chinese economy is export-driven and highly reliant on trade. Adverse changes to the economic conditions of its primary trading partners, such as the United States, Japan and South Korea, would adversely impact the Chinese economy. Reduction in spending on Chinese products and services or the institution of tariffs or other trade barriers by China’s key trading partners may also have an adverse impact on the Chinese economy.

The Fund may be exposed to securities listed on the Small and Medium Enterprise (SME) board and the ChiNext market of the Shenzhen Stock Exchange. Listed companies on the SME board and/or the ChiNext market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity and have higher risks and turnover ratios than companies listed on the main board of the Shenzhen Stock Exchange. Securities listed on the SME board and/or ChlNext may be overvalued and such exceptionally high valuation may not be sustainable. Stock prices may be more susceptible to manipulation due to fewer circulating shares. It may be more common and faster for companies listed on the SME board and/or ChiNext to delist. This may have an adverse impact on the Fund if the companies that they invest in are delisted. Also, the rules and regulations regarding companies listed on ChlNext market are less stringent in terms of profitability and share capital than those on the main board and SME board. Investments in the SME board and/or ChlNext market may result in significant losses for the Fund and its investors.

The Fund may be invested in issuers located in Central and South American countries. Many economies in Latin America have experienced high interest rates, economic volatility, inflation, currency devaluations and high unemployment rates. Any adverse economic event in one country can have a significant effect on other countries of this region. In addition, commodities (such as oil, gas and minerals) represent a significant percentage of the region’s exports and many economies in this region, are particularly sensitive to fluctuations in commodity prices.

The FlexShares® ESG & Climate Emerging Markets Core Index Fund may be invested in issuers located in Russia. The Russian economy is heavily dependent on exports. Oil, natural gas, metals, and timber account for more than 80% of Russia’s exports. Therefore, Russia is vulnerable to fluctuations in world commodity prices and on the price and demand for these commodities and natural resources. Any changes in any of these sectors could have an adverse impact on the Russian economy. The Russian securities market is characterized by a limited volume of trading resulting in difficulty in obtaining accurate prices and trading. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There is also little publicly-available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of insufficient registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of shares. Ownership of shares in Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the Fund’s ownership rights could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there is a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets.

In addition, as a result of recent geopolitical events involving the Russian Federation, the United States, the EU, and other countries have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. The sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. These events could have a negative effect on the performance of the Fund. Compliance with each of these sanctions may impair the ability of the Fund to buy, sell, hold, receive, deliver or otherwise transact in the affected securities or other securities of such issuers. If it becomes impracticable or unlawful for the Fund to hold securities subject to, or otherwise affected by, sanctions, or if deemed appropriate by the Investment Adviser, the Fund may prohibit in-kind deposits of the affected securities in connection with creation transactions and instead require a cash deposit, which may also increase the Fund’s transaction costs.

Also, if an affected security is included in the Fund’s Underlying Index, the Fund may, where practicable, seek to eliminate its holdings of the affected security by employing or augmenting its representative sampling strategy to seek to track the investment results of its Underlying Index. The increased use of a representative sampling strategy may increase the Fund’s tracking error risk. If the affected securities constitute a significant percentage of the Underlying Index, the Fund may not be able to effectively implement a representative sampling strategy, which may result in significant tracking error between the Fund’s performance and the performance of its Underlying Index.

Current or future sanctions may result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian securities. These retaliatory measures may include the immediate freeze of Russian assets held by the Fund. In the event of such a freeze of Fund assets, including depositary receipts, the Fund may need to liquidate non-restricted assets in order to satisfy Fund redemption orders. The liquidation of Fund assets during this time may also result in the Fund receiving substantially lower prices for its securities.

These sanctions may also lead to changes in the Fund’s Underlying Index. Index Providers may remove securities from the Underlying Index or implement caps on the securities of certain issuers that have been subject to recent economic sanctions. In such an event, it is expected that the Fund will rebalance its portfolio to bring it in line with the Underlying Index as a result of any such changes, which may result in transaction costs and increased tracking error. These sanctions, the volatility that may result in the trading markets for Russian securities and the possibility that Russia may impose investment or currency controls on investors may cause the Fund to invest in, or increase the Fund’s investments in, depositary receipts that represent the securities of the Underlying Index. These investments may result in increased transaction costs and increased tracking error.

FUTURES CONTRACTS AND RELATED OPTIONS. The FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund each may invest up to 20% of its assets in U.S. futures contracts and the FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and FlexShares® ESG & Climate Emerging Markets Core Index Fund each may invest up to 20% of its assets in U.S. and foreign futures contracts if NTI believes that it will help the Fund track its Underlying Index. Each of these Funds may purchase and sell call and put options on futures contracts. These futures contracts and options will be used to simulate full investment in the respective Underlying Index, to facilitate trading or to reduce transaction costs. Each of these Funds will only enter into futures contracts and options on futures contracts that are traded on a U.S. or foreign exchange, as applicable. No Fund will use futures or options for speculative purposes.

The Investment Adviser, on behalf of each Fund, has claimed an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act, and, therefore, is not subject to registration or regulations as a commodity pool operator with respect to the Funds under the Commodity Exchange Act. As a result, each Fund is limited in its ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, each Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

The Funds will engage in transactions in futures contracts and related options only to the extent such transactions are consistent with the requirement of the Internal Revenue Code of 1986, as amended (the “Code”), for maintaining their qualifications as regulated investment companies for federal income tax purposes.

Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association (the “NFA”) nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided them by the NFA or any domestic futures exchange. In particular, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

Provisions in the Dodd-Frank Act include new capital and margin requirements and the mandatory use of clearinghouse mechanisms for many over-the-counter derivatives transactions. These instruments may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” below for additional information). In connection with a Fund’s position in a futures contract or related option, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements.

For a further description of futures contracts and related options, see Appendix A to this SAI.

ILLIQUID OR RESTRICTED INVESTMENTS. Pursuant to Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) and to the extent consistent with its investment policies, each Fund may invest up to 15% of its net assets in illiquid investments. An illiquid investment, as defined in the Liquidity Rule, is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions within 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. In the event that a subsequent change in net assets or other circumstances cause a Fund to exceed this limitation, the Fund will take steps to bring the aggregate value of liquid investments within the limitations as soon as reasonably practicable. Each Fund may purchase securities that are not registered under the Securities Act, including restricted securities that can be offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act (“Rule 144A Securities”). These investments will not be considered illiquid so long as the Investment Adviser determines, under guidelines approved by the Trust’s Board of Trustees (the “Board”), that an adequate trading market exists. This practice could increase the level of illiquidity for Rule 144A Securities during any period that qualified institutional buyers become uninterested in purchasing these securities. Under guidelines approved by the Board, the Investment Adviser monitors the liquidity of such securities and may consider a number of factors set forth in the guidelines to determine whether an adequate trading market exists. If an adequate trading market does not exist, the securities will be considered to be illiquid. The Trust has implemented a liquidity risk management program (“Liquidity Program”) and related procedures to identify illiquid investments pursuant to the Rule 22e-4 and the Board has approved the designation of the Investment Adviser to administer the Trust’s Liquidity Program and related procedures.

INVESTMENT COMPANIES. With respect to the investments of the Funds in the securities of other investment companies, under the 1940 Act, such investments will be limited so that, as determined after a purchase is made, either: (a) not more than 3% of the total outstanding stock of such investment company will be owned by a Fund, the Trust as a whole and its affiliated persons (as defined in the 1940 Act); or (b) (i) not more than 5% of the value of the total assets of a Fund will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. These limits will not apply to the investment of uninvested cash balances in shares of registered or unregistered money market funds whether affiliated or unaffiliated. The foregoing exemption, however, only applies to an unregistered money market fund that: (i) limits its investments to those in which a money market fund may invest under Rule 2a-7 of the 1940 Act; and (ii) undertakes to comply with all the other provisions of Rule 2a-7.

Investments by the Funds in other investment companies, including exchange-traded funds (“ETFs”), will be subject to the limitations of the 1940 Act except as permitted by SEC orders. To the extent consistent with its investment policies, each Fund may invest in the other ETFs managed by NTI. To the extent that a Fund invests in other ETFs managed by NTI, it will be subject to the risks associated with investing in such funds. Certain ETFs may be new funds with limited operating histories and/or may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Certain investment companies whose securities are purchased by the Funds may not be obligated to redeem such securities in an amount exceeding 1% of the investment company’s total outstanding securities during any period of less than 30 days. Therefore, such securities that exceed this amount may be illiquid. If required by the 1940 Act, each Fund expects to vote the shares of other investment companies that are held by it in the same proportion as the vote of all other holders of such securities. A Fund may adhere to other limitations with respect to its investments in securities issued by other investment companies if required or permitted by the SEC or deemed to be in the best interests of the Trust .In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of an investment company to invest in another investment company. These regulatory changes may adversely impact a Fund’s investment strategies and operations.

MONEY MARKET FUNDS INVESTMENTS. Certain money market funds in which the Funds may invest, including certain money market mutual funds managed by the Investment Adviser, must calculate their net asset value per share to the nearest 0.01%, which produces fluctuations in the shares’ value in response to small changes in market values. Because the share price of these money market funds will fluctuate, when a Fund sells its shares they may be worth more or less than what the Fund originally paid for them. A Fund could also lose money if the money market fund holds defaulted securities or as a result of adverse market conditions. These money market funds may impose a fee (“liquidity fee”) upon the redemption of their shares or may temporarily suspend the ability to redeem shares if the money market fund’s liquidity falls below the required minimums because of market conditions or other factors. Funds may also invest in money market funds that invest at least 99.5% of their assets in U.S. government securities (“government money market funds”). Government money market funds may seek to maintain a stable price of $1.00 per share and are generally not permitted to impose liquidity fees or temporarily suspend redemptions. However, government money market funds typically offer materially lower yields than other money market funds with fluctuating share prices. A Fund could lose money invested in a government money market fund. An investment in a money market fund, including a government money market fund, is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the money market fund, and you should not expect that the sponsor or any person will provide financial support to a money market fund at any time. In addition to the fees and expenses that a Fund directly bears, the Fund indirectly bears the fees and expenses of any money market funds in which it invests, including affiliated money market funds. By investing in a money market fund, a Fund will be exposed to the investment risks of the money market fund in direct proportion to such investment.

LIBOR RISK. Certain of the Funds’ investments, payment obligations and financing terms may be based on floating rates, such as the London Interbank Offered Rate (“LIBOR”), Euro Interbank Offered Rate and other similar types of reference rates (each, a “Reference Rate”). In July of 2017, the head of the UK Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and ICE Benchmark Administrator have since announced that most LIBOR settings will no longer be published after December 31, 2021 and a majority of U.S. dollar LIBOR settings will cease publication after June 30, 2023. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing SOFR that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new reference rates. Uncertainty related to the liquidity impact of the change in rates, and how to appropriately adjust these rates at the time of transition, poses risks for the Funds. The effect of any changes to, or discontinuation of, LIBOR on the Funds will depend on, among other things, (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new instruments and contracts. The expected discontinuation of LIBOR could have a significant impact on the financial markets in general and may also present heightened risk to market participants, including public companies, investment advisers, investment companies, and broker-dealers. The risks associated with this discontinuation and transition will be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. For example, current information technology systems may be unable to accommodate new instruments and rates with features that differ from LIBOR. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new instruments and contracts are commercially accepted and market practices become settled.

LOAN PARTICIPATIONS. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in loan participations. A loan participation is an interest in a loan to a U.S. or foreign company or other borrower which is administered and sold by a financial intermediary. In a typical corporate loan syndication, a number of lenders, often banks (co-lenders), lend a corporate borrower a specified sum pursuant to the terms and conditions of a loan agreement. One of the co-lenders usually agrees to act as the agent bank with respect to the loan.

Participation interests acquired by the FlexShares® ESG & Climate High Yield Corporate Core Index Fund may take the form of a direct or co-lending relationship with the corporate borrower, an assignment of an interest in the loan by a co-lender or another participant, or a participation in the seller’s share of the loan. When the Fund acts as co-lender in connection with a participation interest or when the Fund acquires certain participation interests, the Fund will have direct recourse against the borrower if the borrower fails to pay scheduled principal and interest. In cases where the Fund lacks direct recourse, it will look to the agent bank to enforce appropriate credit remedies against the borrower. In these cases, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation (such as commercial paper) of such borrower. For example, in the event of the bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses by the borrower as a result of improper conduct by the agent bank. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the agent bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the agent bank may become insolvent. The secondary market, if any, for these loan participations is limited and any loan participations purchased by the Fund normally will be regarded as illiquid.

MISCELLANEOUS. Securities may be purchased on margin only to obtain such short-term credits as necessary for the clearance of purchase and sales of securities.

NEGATIVE INTEREST RATES. In a low or negative interest rate environment, debt instruments may trade at negative yields, which means the purchaser of the instrument may receive at maturity less than the total amount invested. In addition, in a negative interest rate environment, if a bank charges negative interest, instead of receiving interest on deposits, a depositor must pay the bank fees to keep money with the bank. To the extent a Fund holds a negatively-yielding debt instrument or has a bank deposit with a negative interest rate, the Fund would generate a negative return on that investment. In response to recent market volatility and economic uncertainty, the U.S. government and certain foreign central banks have taken steps to stabilize markets by, among other things, reducing interest rates. As a result, interest rates in the United States are at historically low levels, and certain European countries and Japan have pursued negative interest rate policies. If negative interest rates become more prevalent in the market and/or if low or negative interest rates persist for a sustained period of time, some investors may seek to reallocate assets to other income-producing assets, such as investment-grade and higher-yield debt instruments, or equity investments that pay a dividend, absent other market risks that may make such alternative investments unattractive. This increased demand for higher yielding assets may cause the price of such instruments to rise while triggering a corresponding decrease in yield over time, thus reducing the value of such alternative investments. In addition, a move to higher yielding investments may cause investors to seek fixed-income investments with longer maturities and/or potentially reduced credit quality in order to seek the desired level of yield. These considerations may limit a Fund’s ability to locate fixed income instruments containing the desired risk/return profile. Changing interest rates, including, but not limited to, rates that fall below zero, could have unpredictable effects on the markets, may expose fixed-income and related markets to heightened volatility and potential illiquidity and may increase interest rate risk for a Fund.

NON-DIVERSIFICATION RISK. Non-diversification risk is the risk that a non-diversified fund may be more susceptible to adverse financial, economic or other developments affecting any single issuer, and more susceptible to greater losses because of these developments. Each Fund is classified as “non-diversified” for purposes of the 1940 Act. A “non-diversified” classification means that a Fund is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer may dominate the Underlying Index of such a Fund and, consequently, the Fund’s investment portfolio.

Each Fund intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, and to relieve the Fund of any liability for federal income tax to the extent that its earnings are distributed to shareholders. Compliance with the diversification requirements of the Code may limit the investment flexibility of certain Funds and may make it less likely that such Funds will meet their investment objectives.

OPERATIONAL RISK. The Investment Adviser and other Fund Service Providers may experience disruptions or operating errors that could negatively impact the Funds. While Service Providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from the Funds’ in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Investment Adviser, through its monitoring and oversight of Service Providers, seeks to ensure that Service Providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for the Investment Adviser or the other Fund Service Providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.

OPTIONS. Each Fund may invest up to 20% of its total assets in options. Each Fund may buy put options, buy call options and write covered call and secured put options if NTI believes that it will help the Fund track its Underlying Index. These options may relate to particular securities, foreign and domestic stock indexes, financial instruments, foreign currencies or the yield differential between two securities (“yield curve options”) and may or may not be listed on a domestic or foreign securities exchange or issued by the Options Clearing Corporation. A call option for a particular security or currency gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security at the stated exercise price prior to the expiration of the option, regardless of the market price of the security or currency. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security or currency gives the purchaser the right to sell the security or currency at the stated exercise price to the expiration date of the option, regardless of the market price of the security or currency. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

Options trading is a highly specialized activity, which entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

The Funds will write call options only if they are “covered.” In the case of a call option on a security or currency, the option is “covered” if a Fund owns the security or currency underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, liquid assets in such amount are segregated) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if a Fund maintains with its custodian a portfolio of securities substantially replicating the index, or liquid assets equal to the contract value. A call option also is covered if a Fund holds a call on the same security, currency or index as the call written where the exercise price of the call held is: (i) equal to or less than the exercise price of the call written; or (ii) greater than the exercise price of the call written provided the Fund segregates liquid assets in the amount of the difference.

All put options written by a Fund would be covered, which means that such Fund will segregate cash or liquid assets with a value at least equal to the exercise price of the put option or will use the other methods described in the next sentence. A put option also is covered if a Fund holds a put option on the same security or currency as the option written where the exercise price of the option held is: (i) equal to or higher than the exercise price of the option written; or (ii) less than the exercise price of the option written provided the Fund segregates liquid assets in the amount of the difference.

With respect to yield curve options, a call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and segregates liquid assets sufficient to cover the Fund’s net liability under the two options. Therefore, the Fund’s liability for such a covered option generally is limited to the difference between the amount of the Fund’s liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options also may be covered in such other manner as may be in accordance with the requirements of the counterparty with which the option is traded and applicable laws and regulations.

A Fund’s obligation to sell subject to a covered call option written by it, or to purchase a security or currency subject to a secured put option written by it, may be terminated prior to the expiration date of the option by the Fund’s execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or currency, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying security or currency or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer, unable to effect a closing purchase transaction, will not be able to sell the underlying security or currency (in the case of a covered call option) or liquidate the segregated assets (in the case of a secured put option) until the option expires or the optioned security or currency is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline or appreciation in the instrument during such period.

When a Fund purchases an option, the premium paid by it is recorded as an asset of the Fund. When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit. The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written. The current value of the traded option is the last sale price or, in the absence of a sale, the current bid price. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by a Fund expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option written by a Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

There are several risks associated with transactions in certain options. For example, there are significant differences between the securities, currency and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Participation Notes. To the extent consistent with its investment strategies, a Fund may buy participation notes from a bank or broker-dealer (“issuer”) that entitle the Fund to a return measured by the change in value of an identified underlying security or basket of securities (collectively, the “underlying security”). Participation notes are typically used when a direct investment in the underlying security is restricted due to country-specific regulations.

A Fund is subject to counterparty risk associated with each issuer. Investment in a participation note is not the same as investment in the constituent shares of the company. A participation note represents only an obligation of the issuer to provide a Fund the economic performance equivalent to holding shares of an underlying security. A participation note does not provide any beneficial or equitable entitlement or interest in the relevant underlying security. In other words, shares of the underlying security are not in any way owned by a Fund. However each participation note synthetically replicates the economic benefit of holding shares in the underlying security. Because a participation note is an obligation of the issuer, rather than a direct investment in shares of the underlying security, a Fund may suffer losses potentially equal to the full value of the participation note if the issuer fails to perform its obligations. A Fund attempts to mitigate that risk by purchasing only from issuers which the Investment Adviser deems to be creditworthy.

The counterparty may, but is not required to, purchase the shares of the underlying security to hedge its obligation. A fund may, but is not required to, purchase credit protection against the default of the issuer. When the participation note expires or a Fund exercises the participation note and closes its position, that Fund receives a payment that is based upon the then-current value of the underlying security converted into U.S. dollars (less transaction costs). The price, performance and liquidity of the participation note are all linked directly to the underlying security. A Fund’s ability to redeem or exercise a participation note generally is dependent on the liquidity in the local trading market for the security underlying the participation note.

QUALIFIED FINANCIAL CONTRACTS. Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect in 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of a Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact a Fund’s credit and counterparty risks.

REAL ESTATE INVESTMENT TRUSTS. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection ofrents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Equity REITs may further be categorized by the type of real estate securities they own, such as apartment properties, retail shopping centers, office and industrial properties, hotels, healthcare facilities, manufactured housing and mixed property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the characteristics of both equity and mortgage REITs. Like regulated investment companies such as the Funds, REITs are not taxed on income distributed to shareholders provided they comply with certain requirements under the Code. A Fund will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Fund. Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects.

REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. Investing in REITs also involves risks similar to those associated with investing in small capitalization companies. That is, they may have limited financial resources, may trade less frequently and in a limited volume and may be subject to abrupt or erratic price movements in comparison to larger capitalization companies. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. In addition, the value of such securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers of mortgage-related securities owned by a Fund. Because investments in mortgage-related securities are interest sensitive, the ability of the issuer to reinvest or to reinvest favorably in underlying mortgages may be limited by government regulation or tax policy. For example, action by the Board of Governors of the Federal Reserve System to limit the growth of the nation’s money supply may cause interest rates to rise and thereby reduce the volume of new residential mortgages. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantees and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligation. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations. The REIT investments of a Fund may not provide complete tax information to the Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for the Fund to request permission to extend the deadline for issuance of Forms 1099-DIV beyond January 31. Also, under current provisions of the Code, distributions attributable to operating income of REITs in which the Funds invest are not eligible for favorable tax treatment as long-term capital gains and will be taxable to you as ordinary income. A Fund, however, may designate such distributions as “section 199A dividends” to the extent of the excess of the ordinary REIT dividends, other than capital gain dividends and portions of REIT dividends designated as qualified dividend income that the Fund receives from a REIT for a taxable year over the Fund’s expenses allocable to such dividends. Section 199A dividends may be taxed to individuals and other non-corporate shareholders at a reduced effective federal income tax rate, provided you have satisfied a holding period requirement for the Fund’s shares and satisfied certain other conditions.

RECENT DEVELOPMENTS. In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies. In connection with the final rule, the SEC and its staff will rescind and withdraw applicable guidance and relief regarding asset segregation and coverage transactions reflected in the Funds’ asset segregation and cover practices discussed herein. The final rule requires the Funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk (“VaR”) leverage limit and certain derivatives risk management program and reporting requirements. Generally, these requirements apply unless a fund satisfies a “limited derivatives users” exception that is included in the final rule, which the Funds currently anticipate satisfying. Under the final rule, when a fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the final rule regarding the use of securities lending collateral that may limit a fund’s securities lending activities. Compliance with these new requirements will be required after an eighteen-month transition period. Following the compliance date, these requirements may limit the ability of a Fund to use derivatives, short sales, and reverse repurchase agreements and similar financing transactions as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. The Investment Adviser cannot predict the effects of these regulations on a Fund. The Investment Adviser intends to monitor developments and seek to manage a Fund in a manner consistent with achieving a Fund’s investment objective, but there can be no assurance that it will be successful in doing so.

REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may agree to purchase portfolio securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price (“repurchase agreements”). Repurchase agreements may be considered loans under the 1940 Act. Although the securities subject to a repurchase agreement may bear maturities exceeding one year, settlement for the repurchase agreement will never be more than one year after a Fund’s acquisition of the securities and normally will be within a shorter period of time. Securities subject to repurchase agreements normally are held either by the Trust’s custodian or sub-custodian (if any), or in the Federal Reserve/Treasury Book-Entry System.

The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement in an amount exceeding the repurchase price (including accrued interest). Default by the seller would, however, expose the Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying obligations. In addition, in the event of a bankruptcy, a Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is unenforceable. If a Fund enters into a repurchase agreement with a foreign financial institution, it may also be subject to risks associated with foreign investments. (see “Foreign Investments – General” above.) As a result, repurchase agreements with a foreign financial institution may involve higher credit risks than repurchase agreements with domestic financial institutions. In addition, repurchase agreements with foreign financial institutions located in emerging markets, or relating to emerging markets, may involve foreign financial institutions or counterparties with lower credit ratings than domestic financial institutions.

Repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

REVERSE REPURCHASE AGREEMENTS. To the extent consistent with its investment policies, each Fund may borrow funds by selling portfolio securities to financial institutions such as banks and broker/dealers and agreeing to repurchase them at a mutually specified date and price (“reverse repurchase agreements”). The Funds may use the proceeds of reverse repurchase agreements to purchase other securities either maturing, or under an agreement to resell, on a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements may be considered borrowings under the 1940 Act. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the repurchase price. The Funds will pay interest on amounts obtained pursuant to a reverse repurchase agreement. While reverse repurchase agreements are outstanding, the Funds will segregate liquid assets in an amount at least equal to the market value of the securities, plus accrued interest, subject to the agreement. Reverse repurchase agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

RISKS RELATED TO MEDIUM AND LOWER QUALITY SECURITIES. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund invests in or hold medium and lower quality securities. Fixed-income securities rated Baa3 or BBB- are considered medium quality obligations with speculative characteristics. Fixed-income securities rated below Baa3 or BBB- are considered lower quality and are regarded as having significant speculative characteristics. Investment grade bonds are rated at least Baa3 by Moody’s or BBB- by S&P, the equivalent by another NRSRO or, if unrated, of equal quality in the opinion of the Investment Adviser. Investments in medium and lower quality securities present special risk considerations. Medium quality securities, although considered investment grade, also are considered to have speculative characteristics. Lower quality securities are considered predominantly speculative by traditional investment standards. In some cases, these lower quality obligations may be highly speculative and have poor prospects for reaching investment grade standard. While any investment carries some risk, certain risks associated with lower quality securities are different than those for investment-grade securities. The risk of loss through default is greater because lower quality securities usually are unsecured and are often subordinate to an issuer’s other obligations. Additionally, the issuers of these securities frequently have high debt levels and are thus more sensitive to difficult economic conditions, individual corporate developments and rising interest rates. Consequently, the market price of these securities may be quite volatile and may result in wider fluctuations of the Fund’s NAV per share.

There remains some uncertainty about the performance level of the market for lower quality securities under adverse market and economic environments. An economic downturn or increase in interest rates could have a negative impact on both the market for lower quality securities (resulting in a greater number of bond defaults) and the value of lower quality securities held in the portfolio of investments.

The economy and interest rates can affect lower quality securities differently than other securities. For example, the prices of lower quality securities are more sensitive to adverse economic changes or individual corporate developments than are the prices of higher quality investments. In addition, during an economic downturn or period in which interest rates are rising significantly, highly leveraged issuers may experience financial difficulties, which, in turn, would adversely affect their ability to service their principal and interest payment obligations, meet projected business goals and obtain additional financing.

The market value of lower quality securities tends to reflect individual corporate developments to a greater extent than that of higher quality securities, which react primarily to fluctuations in the general level of interest rates. Lower quality securities are often issued in connection with a corporate reorganization or restructuring or as a part of a merger, acquisition, takeover or similar event. They also are issued by less established companies seeking to expand. Such issuers are often highly leveraged, may not have available to them more traditional methods of financing and generally are less able than more established or less leveraged entities to make scheduled payments of principal and interest in the event of adverse economic developments or business conditions.

A holder’s risk of loss from default is significantly greater for lower quality securities than is the case for holders of other debt securities because such securities generally are unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation will be uncertain. The Fund also may incur additional expenses in seeking recovery on defaulted securities. If an issuer of a security defaults, the Fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty would likely result in increased volatility for the market prices of lower quality securities as well as the Fund’s NAV. In general, both the prices and yields of lower quality securities will fluctuate.

The secondary market for lower quality securities is concentrated in relatively few market makers and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities is not as liquid as, and is more volatile than, the secondary market for higher quality securities. In addition, market trading volume for high yield fixed-income securities generally is lower and the secondary market for such securities could contract under adverse market or economic conditions, independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the market price and the Fund’s ability to dispose of particular portfolio investments. A less developed secondary market also may make it more difficult for the Fund to obtain precise valuations of the high yield securities in its portfolio.

The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.

In certain circumstances, it may be difficult to determine a security’s fair value due to a lack of reliable objective information. Such instances occur where there is not an established secondary market for the security or the security is lightly traded. As a result, the Fund’s valuation of a security and the price it is actually able to obtain when it sells the security could differ.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of lower-quality convertible securities held by the Fund, especially in a thinly traded market. Illiquid or restricted securities held by the Fund may involve special registration responsibilities, liabilities and costs, and could involve other liquidity and valuation difficulties.

RULE 144A SECURITIES. To the extent consistent with its investment objective and strategies, each Fund may invest in securities offered pursuant to Rule 144A under the Securities Act of 1933, which are restricted securities. They may be less liquid and more difficult to value than other investments because such securities may not be readily marketable in broad public markets. A Fund may not be able to sell a restricted security promptly or at a reasonable price. A restricted security that was liquid at the time of purchase may subsequently become illiquid and its value may decline as a result. Restricted securities that are deemed illiquid will count towards a Fund’s 15% limitation on illiquid investments. In addition, transaction costs may be higher for restricted securities than for more liquid securities. A Fund may have to bear the expense of registering Rule 144A securities for resale and the risk of substantial delays in effecting the registration.

SECURITIES LENDING. In order to generate additional income, a Fund may lend securities to banks, brokers and dealers or other qualified institutions. In exchange, the Fund will receive collateral equal to at least 100% of the value of the securities loaned. Securities lending may represent no more than one-third of the value of the Fund’s total assets (including the loan collateral).

Collateral for loans of portfolio securities made by a Fund may consist of cash, cash equivalents, securities issued or guaranteed by the U.S. government or its agencies or foreign governments (or any combination thereof). Any cash collateral received by a Fund in connection with these loans may be invested in a variety of short-term investments, either directly or indirectly through registered or unregistered money market funds. Loan collateral (including any investment of the collateral) is not included in the calculation of the percentage limitations described elsewhere in the Prospectus or SAI regarding a Fund’s investments in particular types of securities. The borrower of securities will be required to maintain the market value of the collateral at not less than the market value of the loaned securities, and such value will be monitored on a daily basis.

When a Fund lends its securities, it continues to receive payments equal to the dividends and interest paid on the securities loaned and simultaneously may earn interest on the investment of the cash collateral. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment in borrowed collateral. Additionally, the amount of a Fund’s distributions that qualify for taxation at reduced long-term capital gains rates for individuals, as well as the amount of the Fund’s distributions that qualify for the dividends received deduction available to corporate shareholders (together, “qualifying dividends”) may be reduced as a result of the Fund’s securities lending activities. This is because any dividends paid on securities while on loan will not be deemed to have been received by the Fund, and the equivalent amount paid to the Fund by the borrower of the securities will not be deemed to be a qualifying dividend.

A Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral should the borrower of the securities fail financially. In the event of a default by a borrower with respect to any loan, the securities lending agent will exercise any and all remedies provided under the applicable borrower agreement. These remedies include purchasing replacement securities for the Fund by applying the collateral held from the defaulting borrower against the purchase cost of the replacement securities. If the proceeds from the collateral are less than the purchase cost of the replacement securities, the securities lending agent is responsible for such shortfall, subject to certain limitations that are set forth in detail in the securities lending agency agreement. In this event, a Fund could experience delays in recovering its securities and possibly may incur a capital loss.

Securities lending agreements may be subject to additional regulation as qualified financial contracts (see “Qualified Financial Contracts” above for additional information).

JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as securities lending agent for the Funds. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds.

SHORT-TERM INSTRUMENTS AND TEMPORARY INVESTMENTS. To the extent consistent with its investment policies, each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons. Money market instruments are generally short-term investments that may include but are not limited to: (i) shares of money market funds (including those advised by NTI); (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed time deposits, bank notes and other obligations of U.S. and foreign banks (including foreign branches) and similar institutions; (iv) commercial paper rated at the date of purchase “Prime-1” by Moody’s, “A-1” by S&P or, if unrated, of comparable quality as determined by NTI; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, in the opinion of NTI, are of comparable quality to obligations of U.S. banks which may be purchased by a Fund. Any of these instruments may be purchased on a current or a forward-settled basis.

Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party. Bank notes generally rank junior to deposit liabilities of banks and pari passu with other senior, unsecured obligations of the bank. Bank notes are classified as “other borrowings” on a bank’s balance sheet, while deposit notes and certificates of deposit are classified as deposits. Bank notes are not insured by the FDIC or any other insurer. Deposit notes are insured by the FDIC only to the extent of $250,000 per depositor per bank.

The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund may invest a portion of their assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations include Eurodollar Certificates of Deposit (“ECDs”), which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits (“ETDs”), which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits (“CTDs”), which are essentially the same as ETDs except that they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit (“Yankee CDs”), which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers’ Acceptances (“Yankee BAs”), which are U.S. dollar-denominated bankers’ acceptances issued by a U.S. branch of a foreign bank and held in the United States.

STRIPPED SECURITIES. To the extent consistent with its investment policies, the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund may purchase stripped securities. The Treasury Department has facilitated transfers of ownership of zero coupon securities by accounting separately for the beneficial ownership of particular interest coupon and principal payments on Treasury securities through the Federal Reserve book-entry record-keeping system. The Federal Reserve program as established by the Treasury Department is known as “Separate Trading of Registered Interest and Principal of Securities” or “STRIPS.” The Fund may purchase securities registered in the STRIPS program. Under the STRIPS program, the Fund will be able to have its beneficial ownership of zero coupon securities recorded directly in the book-entry record-keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

Other types of stripped securities may be purchased by the Fund, including stripped mortgage-backed securities (“SMBS”). SMBS usually are structured with two or more classes that receive different proportions of the interest and principal distributions from a pool of mortgage backed obligations. A common type of SMBS will have one class receiving all of the interest, while the other class receives all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying obligations experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is extremely volatile in response to changes in interest rates. The yields on a class of SMBS that receives all or most of the interest generally are higher than prevailing market yields on other mortgage backed obligations because their cash flow patterns also are volatile and there is a risk that the initial investment will not be recouped fully. SMBS issued by the U.S. government (or a U.S. government agency, instrumentality or sponsored enterprise) may be considered liquid under guidelines established by the Board if they can be disposed of promptly in the ordinary course of business at a value reasonably close to that used in the calculation of the NAV per share.

STRUCTURED SECURITIES. To the extent consistent with its investment objective and strategies, each of the FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund may purchase structured securities. These fixed-income instruments are structured to recast the investment characteristics of the underlying security or reference asset. If the issuer is a unit investment trust or other special purpose vehicle, the structuring will typically involve the deposit with or purchase by such issuer of specified instruments (such as commercial bank loans or securities) and/or the execution of various derivative transactions, and the issuance by that entity of one or more classes of securities (structured securities) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Investments in these securities may be structured as a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher rates of return and present greater risks than unsubordinated structured products.

Each Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. These securities generally are exempt from registration under the Securities Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the underlying security or reference asset. Structured securities may also be more volatile, less liquid, and more difficult to price accurately than less complex securities or more traditional debt securities.

TRACKING VARIANCE. As discussed in the Prospectus, the Funds are subject to the risk of tracking variance. Tracking variance may result from share purchases and redemptions, transaction costs, expenses and other factors. Share purchases and redemptions may necessitate the purchase and sale of securities by a Fund and the resulting transaction costs, which may be substantial because of the number and the characteristics of the securities held. In addition, transaction costs are incurred because sales of securities received in connection with spin-offs and other corporate reorganizations are made to conform a Fund’s holdings to its investment objective. Tracking variance also may occur due to factors such as the size of a Fund, the maintenance of a cash reserve pending investment or to meet expected redemptions, changes made in the Fund’s Underlying Index or the manner in which the index is calculated or because the indexing and investment approach of the Investment Adviser does not produce the intended goal of the Fund. Tracking variance is monitored by the Investment Adviser at least quarterly. In the event the performance of a Fund is not comparable to the performance of its Underlying Index, the Board will evaluate the reasons for the deviation and the availability of corrective measures.

Market disruptions and regulatory restrictions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track its Underlying Index. During periods of market disruption or other abnormal market conditions, a Fund’s exposure to the risks described elsewhere in this Prospectus will likely increase. Market disruptions, regulatory restrictions or other abnormal market conditions could have an adverse effect on a Fund’s ability to adjust its exposure to the required levels in order to track the Underlying Index or cause delays in the index’s rebalancing or rebalancing schedule. During any such delay, it is possible that an Underlying Index and, in turn, a Fund, will deviate from the index stated methodology and therefore experience returns different than those that would have been achieved under a normal rebalancing or reconstitution schedule.

TRUST PREFERRED SECURITIES. The FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred stock. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the Securities Act of 1933 and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as the Fund, to sell their holdings. In identifying the risks of the trust preferred securities, the Investment Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as the Fund.

U.S. GOVERNMENT OBLIGATIONS. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in a variety of U.S. Treasury obligations and obligations issued by or guaranteed by the U.S. government or by its agencies, instrumentalities or sponsored enterprises. Not all government obligations carry the same credit support. No assurance can be given that the U.S. government would provide financial support to its agencies, instrumentalities or sponsored enterprises if it were not obligated to do so by law. There is no assurance that these commitments will be undertaken or complied with in the future. The maximum potential liability of the issuers of some U.S. government securities may greatly exceed their current resources, including any legal right to support from the U.S. Treasury. In addition, the secondary market for certain participations in loans made to foreign governments or their agencies may be limited. In the absence of a suitable secondary market, such participations generally are considered illiquid.

Many states grant tax-free status to dividends paid to shareholders of a fund from interest income earned by that fund from direct obligations of the U.S. government, subject in some states to minimum investment requirements that must be met by the fund. Investments in securities issued by Ginnie Mae or Fannie Mae, bankers’ acceptances, commercial paper and repurchase agreements collateralized by U.S. government securities do not generally qualify for tax-free treatment.

Examples of the types of U.S. government obligations that may be acquired by each of the Funds include U.S. Treasury Bills, Treasury Notes, Treasury Bonds and U.S. Treasury Inflation Protected Securities (“TIPS”) and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, the Federal National Mortgage Association, the Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, the Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks and the Maritime Administration.

Securities guaranteed as to principal and interest by the U.S. government or by its agencies, instrumentalities or sponsored enterprises also are deemed to include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or by any agency, instrumentality or sponsored enterprise thereof; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed.

VARIABLE AND FLOATING RATE INSTRUMENTS. To the extent consistent with their investment objectives and strategies, the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund may invest in variable and floating rate instruments. Variable and floating rate instruments have interest rates that periodically are adjusted either at set intervals or that float at a margin in relation to a generally recognized index rate. These instruments include long-term variable and floating rate bonds where a Fund obtains at the time of purchase the right to put the bond back to the issuer or a third party at par at a specified date and also includes leveraged inverse floating rate instruments (“inverse floaters”). The FlexShares® ESG & Climate High Yield Corporate Core Index Fund does not intend to invest in inverse floaters. With respect to the variable and floating rate instruments that may be acquired by the Funds, the Investment Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instruments are subject to demand features, will monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a variable or floating rate instrument meets a Fund’s quality requirements, the issuer’s obligation to pay the principal of the instrument will be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend.

A Fund will invest in variable and floating rate instruments only when the Investment Adviser deems the investment to involve minimal credit risk. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of the purchase to rated instruments that may be purchased by a Fund. In determining weighted average portfolio maturity, an instrument may, subject to the SEC’s regulations, be deemed to have a maturity shorter than its nominal maturity based on the period remaining until the next interest rate adjustment or the time a Fund can recover payment of principal as specified in the instrument. Variable and floating rate instruments eligible for purchase by the Funds include variable amount master demand notes, which permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate.

Variable and floating rate instruments also include leveraged inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in their market values. Accordingly, the duration of an inverse floater may exceed its stated final maturity. The Funds may deem the maturity of variable and floating rate instruments to be less than their stated maturities based on their variable and floating rate features and/or their put features. Unrated variable and floating rate instruments will be determined by the Investment Adviser to be of comparable quality at the time of purchase to rated instruments which may be purchased by the Funds.

Variable and floating rate instruments including inverse floaters held by a Fund will be subject to the Fund’s limitation on illiquid investments, absent a reliable trading market, when the Fund may not demand payment of the principal amount within seven days. Because there is no active secondary market for certain variable and floating rate instruments, they may be more difficult to sell if the issuer defaults on its payment obligations or during periods when a Fund is not entitled to exercise its demand rights. As a result, the Funds could suffer a loss with respect to these instruments.

Regulators and market participants are working together to identify or develop successor Reference Rates and how the calculation of associated spreads (if any) should be adjusted. Additionally, it is expected that industry trade associations and participants will focus on the transition mechanisms by which the Reference Rates and spreads (if any) in existing contracts or instruments may be amended, whether through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Funds. At this time, it is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the UK or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting a Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Northern Trust and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact a Fund’s investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Northern Trust and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect a Fund’s performance and/or NAV, and may expose a Fund to additional tax, accounting and regulatory risks.

WARRANTS. To the extent consistent with their investment policies, each of the Funds, other than the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and FlexShares® ESG & Climate High Yield Corporate Core Index Fund may purchase warrants and similar rights, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The prices of warrants do not necessarily correlate with the prices of the underlying shares. The purchase of warrants involves the risk that a Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant’s expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

YIELDS AND RATINGS. The yields on certain obligations, including the instruments in which certain Funds may invest, are dependent on a variety of factors, including general market conditions, conditions in the particular market for the obligation, financial condition of the issuer, size of the offering, maturity of the obligation and ratings of the issue. The ratings of S&P, DBRS Morningstar® Ratings Limited, Moody’s and Fitch represent their respective opinions as to the quality of the obligations they undertake to rate. Ratings, however, are general and are not absolute standards of quality. Consequently, obligations with the same rating, maturity and interest rate may have different market prices. For a more complete discussion of ratings, see Appendix B to this SAI.

ZERO COUPON AND CAPITAL APPRECIATION BONDS AND PAY-IN-KIND SECURITIES. To the extent consistent with their respective investment objectives and strategies, the Funds may invest in zero coupon bonds, capital appreciation bonds and pay-in-kind (“PIK”) securities. Zero coupon and capital appreciation bonds are debt securities issued or sold at a discount from their face value and which do not entitle the holder to any periodic payment of interest prior to maturity or a specified date. The original issue discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer. These securities also may take the form of debt securities that have been stripped of their unmatured interest coupons, the coupons themselves or receipts or certificates representing interests in such stripped debt obligations or coupons. The market prices of zero coupon bonds, capital appreciation bonds and PIK securities generally are more volatile than the market prices of interest bearing securities and are likely to respond to a greater degree to changes in interest rates than interest bearing securities having similar maturities and credit quality.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero coupon bonds, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can either be senior or subordinated debt and generally trade flat (i.e., without accrued interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.

Zero coupon bonds, capital appreciation bonds and PIK securities involve the additional risk that, unlike securities that periodically pay interest to maturity, a Fund will realize no cash until a specified future payment date unless a portion of such securities is sold and, if the issuer of such securities defaults, the Fund may obtain no return at all on its investment. In addition, even though such securities do not provide for the payment of current interest in cash, the Fund is nonetheless required to accrue income on such investments for each taxable year and generally is required to distribute such accrued amounts (net of deductible expenses, if any) to avoid being subject to tax. Because no cash generally is received at the time of the accrual, a Fund may be required to liquidate other portfolio securities to obtain sufficient cash to satisfy federal tax distribution requirements applicable to the Fund.

THE INDEXES

Northern Trust ESG & Climate US Large Cap Core IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 205

Inception Date: July 30, 2021

The Northern Trust ESG & Climate US Large Cap Core Index is designed to construct a universe of large capitalization, companies that possess environmental, social, and governance (ESG) characteristics.

Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate US Large Cap Core Index, a security must be a constituent of the Northern Trust 600 Index (the “Eligible Universe”).

In addition, at each reconstitution date, issues are excluded from the index based on ESG screens managed by Northern Trust

Methodology

The construction of the Index begins with a universe of eligible securities (defined in “Eligible Securities”). All remaining eligible securities are then optimized based on their exposure to quantitative factors such as:

•	ESG Vector Score as determined by Northern Trust Investment’s proprietary methodology

•	Institutional Shareholder Services ESG© data: Carbon Risk Rating, Carbon Intensity, and Carbon Reserves

The main objective of the optimization is to minimize variance to the Eligible Universe and target certain ESG characteristics, all while minimizing the overall risk of the index relative to its Eligible Universe as measured by standard risk models.

Rebalancing and Reconstitution

The Northern Trust ESG & Climate US Large Cap Core Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.

The index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close.

Northern Trust ESG & Climate Developed Markets ex-US Core IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 420

Inception Date: July 30, 2021

The Northern Trust ESG & Climate Developed Markets ex-US Core Index is designed to construct a universe of large and mid-capitalization companies, from Developed Market countries (excluding the United States), that possess environmental, social, and governance (ESG) characteristics.

Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate Developed Markets ex-US Core Index, a security must be a constituent of the Northern Trust Developed Markets ex-US Large Cap Index (the “Eligible Universe”).

In addition, at each reconstitution date, issues are excluded from the index based on ESG screens managed by Northern Trust.

Methodology

The construction of the Index begins with a universe of eligible securities (defined in “Eligible Securities”). All remaining eligible securities are then optimized based on their exposure to quantitative factors such as:

•	ESG Vector Score as determined by Northern Trust Investment’s proprietary methodology

•	Institutional Shareholder Services ESG© data: Carbon Risk Rating, Carbon Intensity, and Carbon Reserves

The main objective of the optimization is to minimize variance to the Eligible Universe and target certain ESG characteristics, all while minimizing the overall risk of the index relative to its Eligible Universe as measured by standard risk models.

Rebalancing and Reconstitution

The Northern Trust ESG & Climate Developed Markets ex-US Core Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.

The index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close.

Northern Trust ESG & Climate Emerging Markets Core IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 251

Inception Date: July 30, 2021

The Northern Trust ESG & Climate Emerging Markets Core Index is designed to construct a universe of large and mid-capitalization companies, from Emerging Market countries, that possess environmental, social, and governance (ESG) characteristics.

Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate Emerging Markets Core Index, a security must be a constituent of the Northern Trust Emerging Markets Large Cap Index (the “Eligible Universe”).

In addition, at each reconstitution date, issues are excluded from the index based on ESG screens managed by Northern Trust.

Methodology

The construction of the Index begins with a universe of eligible securities (defined in “Eligible Securities”). All remaining eligible securities are then optimized based on their exposure to quantitative factors such as:

•	ESG Vector Score as determined by Northern Trust Investment’s proprietary methodology

•	Institutional Shareholder Services ESG© data: Carbon Risk Rating, Carbon Intensity, and Carbon Reserves

The main objective of the optimization is to minimize variance to the Eligible Universe and target certain ESG characteristics, all while minimizing the overall risk of the index relative to its Eligible Universe as measured by standard risk models.

Rebalancing and Reconstitution

The Northern Trust ESG & Climate Emerging Markets Core Index is reconstituted quarterly and adjusted intra-period only in connection with errors, securities’ eligibility, exchange connectivity, float changes and corporate actions, including, but not limited to, initial public offerings and spin-offs.

The index is reconstituted in February, May, August, and November on the last business day of the month in which the U.S. equity markets are open for a full day of trading, and becomes effective immediately after the close.

Northern Trust ESG & Climate U.S. High Yield Corporate Core IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 1180

Inception Date: July 30, 2021

The Northern Trust ESG & Climate High Yield U.S. Corporate Core Index is designed to measure the performance of a diversified universe of high yield, US-dollar denominated bonds of companies that also possess environmental, social, and governance (ESG) characteristics.

Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate High Yield U.S. Corporate Core Index, each bond issue must be a constituent of the Northern Trust High Yield U.S. Corporate Bond Index (“the Eligible Universe”).

In addition, at each reconstitution date, issues are excluded from the index based on ESG screens managed by Northern Trust.

Methodology

The construction of the Index begins with a securities screen to determine eligible securities (defined in “Index Eligibility”). Once all eligible securities have been identified, the securities are then optimized based on their exposure to quantitative factors such as:

•	ESG Vector Score as determined by Northern Trust Investment’s proprietary methodology

•	Institutional Shareholder Services ESG© Data: Carbon Risk Rating and Carbon Intensity

•	Effective Duration

•	OAS

The primary objective of the optimization is to minimize variance to the Eligible Universe, while also targeting certain ESG characteristics. Systematic risk is managed during the optimization utilizing several constraints.

Rebalancing and Reconstitution

The Northern Trust ESG & Climate High Yield U.S. Corporate Core Index is reconstituted monthly on the last business day of the month in which U.S. bond markets are open for trading, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions.

Northern Trust ESG & Climate Investment Grade U.S. Core IndexSM

NUMBER OF COMPONENTS: APPROXIMATELY 3317

Inception Date: July 30, 2021

The Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index is designed to measure the performance of a diversified universe of investment grade, US-dollar denominated bonds of companies that also possess environmental, social, and governance (ESG) characteristics.

Eligible Securities

In order to be eligible for inclusion in the Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index, each bond issue must be a constituent of the Northern Trust Investment Grade U.S. Corporate Bond Index (“the Eligible Universe”).

In addition, at each reconstitution date, issues are excluded from the index based on ESG screens managed by Northern Trust.

Methodology

The construction of the Index begins with a securities screen to determine eligible securities (defined in “Index Eligibility”). Once all eligible securities have been identified, the securities are then optimized based on their exposure to quantitative factors such as:

•	ESG Vector Score as determined by Northern Trust Investment’s proprietary methodology

•	Institutional Shareholder Services ESG© Data: Carbon Risk Rating and Carbon Intensity

•	Effective Duration

•	OAS

The primary objective of the optimization is to minimize variance to the Eligible Universe, while also targeting certain ESG characteristics. Systematic risk is managed during the optimization utilizing several constraints.

Rebalancing and Reconstitution

The Northern Trust ESG & Climate Investment Grade U.S. Corporate Core Index is reconstituted monthly on the last business day of the month in which U.S. bond markets are open for trading, and becomes effective immediately after the market close. Intra-period adjustments may be made at the discretion of the index provider in connection with errors, changes in eligibility, and corporate actions.

INVESTMENT RESTRICTIONS

Each Fund is subject to the fundamental investment restrictions enumerated below which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares as described in “Description of Shares” on page 56.

Each Fund may not:

1)

Make loans, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

2)

Purchase or sell real estate, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

3)

Purchase or sell commodities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

4)

Act as underwriter of securities, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

5)

Borrow money, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

6)

Issue any senior security, except to the extent permitted under the 1940 Act, rules and regulations thereunder or any exemption therefrom as such statute, rules or regulations may be amended or interpreted from time to time.

7)

Concentrate its investments (i.e., invest 25% or more of its total assets in the securities of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

The following descriptions from the 1940 Act may assist shareholders in understanding the above policies and restrictions.

Borrowing. The 1940 Act presently allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33-1/3% of its total assets, including the amount borrowed (not including temporary borrowings not in excess of 5% of its total assets).

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation. By the third quarter of 2022, the Funds will be required to implement and comply with new Rule 18f-4 under the 1940 Act, which, once implemented, will eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act with respect to funds’ use of derivatives and impose limits on the amount of derivatives a fund can enter into, treat derivatives as senior securities so that a failure to comply with the limits would result in a statutory violation and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. The Funds’ non-fundamental investment policy on lending is set forth below.

Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Real Estate. The 1940 Act does not directly restrict a fund’s ability to invest in real estate, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in real estate. However, each Fund has a non-fundamental investment limitation that prohibits it from investing directly in real estate. This non-fundamental policy may be changed only by vote of the Board.

Commodities. The 1940 Act does not directly restrict a fund’s ability to invest in commodities, but does require that every fund have a fundamental investment policy governing such investments. The Funds have adopted a fundamental policy that would permit direct investment in commodities. However, each of these Funds has a non-fundamental investment limitation that prohibits it from investing directly in physical commodities. This non-fundamental policy may be changed only by vote of the Board.

The following investment restrictions are non-fundamental policies of the Funds, which may be changed by the Board without a vote of shareholders:

Each Fund may not:

1)

Make loans, except through: (a) the purchase of debt obligations in accordance with each Fund’s investment objective and strategies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities; and (d) loans to affiliates of the Funds to the extent permitted by law.

2)

Purchase or sell real estate or real estate limited partnerships, but this restriction shall not prevent the Funds from (a) investing directly or indirectly in portfolio instruments secured by real estate or interests therein; (b) from acquiring securities of real estate investment trusts or other issuers that deal in real estate or mortgage-related securities; or (c) holding and selling real estate acquired by the Funds as a result of ownership of securities.

3)

Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Funds: (i) from purchasing or selling options, futures contracts or other derivative instruments; or (ii) from investing in securities or other instruments backed by physical commodities).

4)

Act as underwriter of securities, except as each Fund may be deemed to be an underwriter under the Securities Act in connection with the purchase and sale of portfolio instruments in accordance with its investment objective and portfolio management strategies.

5)

Borrow money, except that to the extent permitted by applicable law: (a) each Fund may borrow from banks, other affiliated investment companies and other persons, and may engage in reverse repurchase agreements and other transactions which involve borrowings, in amounts up to 33 1/3% of its total assets (including the amount borrowed) or such other percentage permitted by law; (b) each Fund may borrow up to an additional 5% of its total assets for temporary purposes; (c) each Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and (d) each Fund may purchase securities on margin. If due to market fluctuations or other reasons a Fund’s borrowings exceed the limitations stated above, the Trust will promptly reduce the borrowings of the Fund in accordance with the 1940 Act.

6)

Notwithstanding other fundamental investment restrictions (including, without limitation, those restrictions relating to issuer diversification, industry concentration and control), each Fund may purchase securities of other investment companies to the full extent permitted under Section 12 or any other provision of the 1940 Act (or any successor provision thereto) or under any regulation or order of the SEC.

For the purpose of industry concentration, in determining industry classification, the Trust may use any one or more of the following: the Bloomberg Industry Group Classification, Standard & Poors, J.J. Kenny Municipal Purpose Codes, FT Interactive Industrial Codes, Securities Industry Classification Codes, Global Industry Classification Standard or the Morgan Stanley Capital International industry classification titles or Barclays Capital sector classification scheme. Also for the purpose of industry concentration, industrial development bonds issued by non-governmental issuers may be considered to be issued by members of an industry. Non-governmental issuers are issuers other than the U.S. government (including its agencies and instrumentalities) and state or municipal governments and their political subdivisions.

Any Investment Restriction which involves a maximum percentage (other than the restrictions set forth above in Fundamental Investment Restriction No. 5 and Non-Fundamental Restriction No. 5) will not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of a Fund. The 1940 Act requires that if the asset coverage for borrowings at any time falls below the limits described in Fundamental Investment Restriction No. 5 and Non-Fundamental Investment Restriction No. 5, the Fund will, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the net asset coverage of such borrowings shall conform to such limits.

Each Fund has adopted a non-fundamental investment policy in accordance with Rule 35d-1 under the 1940 Act to invest, under normal circumstances, at least 80% of the value of its net assets, plus the amount of any borrowings for investment purposes, in securities of the Fund’s Underlying Index and, with respect to the FlexShares ESG & Climate Developed ex U.S Core Index Fund and FlexShares ESG & Climate Emerging Markets Core Index Fund in Depositary Receipts that represent securities in the Underlying Index. Each Fund has also adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy. If, subsequent to an investment, the 80% requirement is no longer met, a Fund’s future investments will be made in a manner that will bring the Fund into compliance with this policy. For these purposes, “net assets” is measured at the time of purchase.

CONTINUOUS OFFERING

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Transfer Agent, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

PORTFOLIO HOLDINGS

The Board has adopted a policy on disclosure of portfolio holdings, which it believes is in the best interest of the Funds’ shareholders. The policy provides that neither the Funds nor their Investment Adviser, Distributor or any agent, or any employee thereof (“Fund Representative”) will disclose a Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions including the portfolio holdings, trading strategies or pending transactions of any commingled fund portfolio which contains identical holdings as the Fund. Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on a Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Under the policy, each business day each Fund’s portfolio holdings information will be provided to the Distributor or other agent for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (defined below) and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of Funds in the secondary market. Information with respect to each Fund’s portfolio holdings is also disseminated daily on the Funds’ website. The Distributor may also make available portfolio holdings information to other institutional market participants and entities that provide information services. This information typically reflects each Fund’s anticipated holdings on the following business day. The Authorized Participants are generally large institutional investors that have been authorized by the Distributor to purchase and redeem large blocks of shares (known as Creation Units). Certain NTI employees discuss custom basket proposals with Authorized Participants and market makers as described under “Custom Baskets” in the “Purchase and Redemption of Creation Unit Aggregations” section of this SAI. As part of these custom basket discussions, these NTI employees may discuss the securities a Fund is willing to accept for a creation order, and securities that a Fund will provide for a redemption order. NTI employees may also discuss a Fund’s portfolio holdings-related information with broker-dealers, in connection with settling a Fund’s transactions, as may be necessary to conduct business in the ordinary course and in a manner consistent with the Funds’ portfolio holdings disclosure policy.

Other than portfolio holdings information made available in connection with the creation/redemption process, as discussed above, portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only in limited circumstances. Third-party recipients will be required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Trust’s Chief Compliance Officer (“CCO”). Disclosure to providers of auditing, custody, proxy voting and other similar services for the Funds, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and Authorized Participants that sell shares of a Fund) only upon approval by the CCO, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality as determined by the CCO. In accordance with the policy, the recipients who receive non-public portfolio holdings information on an ongoing basis are as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ distributor, administrator and custodian, the Funds’ legal counsel, Stradley Ronon Stevens & Young, LLP, the Funds’ special counsel, Faegre Drinker Biddle & Reath LLP, the non-interested Trustees’ counsel, Ropes & Gray LLP, the Funds’ financial printer, R.R. Donnelley, and the Funds’ proxy voting service (Institutional Shareholder Services, Inc.). These entities are obligated to keep such information confidential. Third-party providers of custodial or accounting services to a Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives.

Each Fund discloses its portfolio holdings and the percentages they represent of the Fund’s net assets each day the Fund is open for business, on the Fund’s website. More information about this disclosure is available at flexshares.com. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Portfolio holdings will be disclosed through required filings with the SEC. Each Fund files its portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semiannual period) and Form N-PORT (with respect to the first and third fiscal quarters of the Fund’s fiscal year). Shareholders may obtain a Fund’s Forms N-CSR and N-PORT filings on the SEC’s website at sec.gov. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website.

Under the policy, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS

The Board is responsible for the management and business and affairs of the Trust. Set forth below is information about the Trustees and Officers of the Trust as of the date of this SAI. A brief statement of their present positions and principal occupations during the past five years is also provided.

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)

NON-INTERESTED TRUSTEES

Sarah N. Garvey Age: 69 Trustee since July 2011	• Chairman of the Board of Navy Pier from 2011 to 2013 and Member of the Board from 2011 to 2020; • Member of the Board of Directors of The Civic Federation since 2004; • Member of the Executive Committee and Chairman of the Audit and Risk Committee since 2017 and Trustee of the Art Institute of Chicago since 2011.	32	NONE

Philip G. Hubbard Age: 69 Trustee since July 2011	• Managing Partner of Solidian Fund, LP and Solidian Management, LLC (a fund of hedge funds platform for family and friends investments) since 2001; • President of Hubbard Management Group, LLC (a personal investment vehicle) since 2001; • Chairman of the Board of Trustees of the Wheaton College Trust Company, N.A. since 2004; • Member of the Board of Trustees of Wheaton College since 1998; • Chairman of the Board of Directors of the English Language Institute/China (a nonprofit educational organization) since 1993; • Member of the Board of First Cup, LLC (restaurant franchising) since 2014.	32	NONE

NAME, ADDRESS,(1) AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE AS TRUSTEE(2)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS	NUMBER OF FUNDS IN FUND COMPLEX(3) OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING THE PAST FIVE YEARS(4)

Eric T. McKissack Age: 67 Trustee and Chairman since July 2011	• CEO Emeritus and Founder; CEO and Founder from 2004 to 2020 of Channing Capital Management, LLC (an SEC registered investment adviser); • Member of the Board of Trustees, the Investment Committee, and the Finance Committee of the Art Institute of Chicago since 2002; • Member of the Board of Grand Victoria Foundation since 2011; • Member of the Board of the Graham Foundation since 2014.	32	Morgan Stanley Pathway Funds (formerly, Consulting Group Capital Markets Funds) (11 Portfolios) since April 2013

INTERESTED TRUSTEE

Darek Wojnar(5) Age: 55 Trustee since December 2018	• Director and Executive Vice President, Head of Funds and Managed Accounts, Northern Trust Investments, Inc. since 2018; • Managing Member of the Wojnar Group LLC (a publishing industry consulting company) since 2013; • Head of Exchange-Traded Funds at Hartford Funds from 2016 to 2017 and Managing Director of Lattice Strategies LLC from 2014 to 2016; • Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors acquired by BlackRock) from 2005 to 2013.	32	Northern Funds (42 Portfolios) since January 1, 2019 and Northern Institutional Funds (5 Portfolios) since January 1, 2019

(1)

Each Non-Interested Trustee may be contacted by writing to the Trustee, c/o Paulita Pike, Ropes & Gray LLP, 191 North Wacker Drive, 32nd Floor, Chicago, IL 60606. Mr. Wojnar may be contacted by writing to him at 50 S. LaSalle St., Chicago, Illinois 60603.

(2)

Each Trustee will hold office for an indefinite term until the earliest of: (i) the next meeting of shareholders, if any, called for the purpose of considering the election or re-election of such Trustee and until the election and qualification of his or her successor, if any, elected at such meeting; or (ii) the date a Trustee resigns or retires, or a Trustee is removed by the Board or shareholders, in accordance with the Trust’s Agreement and Declaration of Trust.

(3)	The “Fund Complex” consists of the Trust.
(4)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., public companies) or other investment companies registered under the 1940 Act.

(5)	An “interested person,” as defined by the 1940 Act. Mr. Wojnar is deemed to be an “interested” Trustee because he is an officer of NTI and its parent company.

OFFICERS OF THE TRUST

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
Peter K. Ewing Age: 62 50 South LaSalle Street Chicago, IL 60603 President since March 2017

•  President of Northern Funds, Northern Institutional Funds and the Trust since March 2017; Vice President of the Trust from July 2011 to February 2017; Director of Product Management, ETFs & Mutual Funds, and Director of Northern Trust Investments, Inc. since March 2017; Senior Vice President, The Northern Trust Company and Northern Trust Investments, Inc., since September 2010; Director of ETF Product Management, Northern Trust Investments, Inc. from September 2010 to February 2017.

Randal E. Rein Age: 50 50 South LaSalle Street Chicago, IL 60603 Treasurer and Principal Financial Officer since July 2011

•  Senior Vice President of Northern Trust Investments, Inc. since 2010; Treasurer of Northern Funds and Northern Institutional Funds since 2008; Treasurer of Alpha Core Strategies Fund from 2008 to 2018; Treasurer of Equity Long/Short Opportunities Fund from 2011 to 2018.

Maya Teufel Age: 48 50 South LaSalle Street Chicago, IL 60603 Chief Compliance Officer since July 2019

•  Chief Compliance Officer of FlexShares Trust since July 2019; Chief Compliance Officer of Northern Trust Investments, Inc. since July 2019; Co-Head of U.S. Regulatory Compliance Group of Goldman Sachs Asset Management, LP from September 2016 to June 2019; General Counsel and Chief Compliance Officer of Emerging Global Advisors LLC from November 2013 to August 2016; Vice President and Corporate Counsel of Jennison Associates LLC from July 2005 to November 2013.

Craig R. Carberry, Esq. Age: 60 50 South LaSalle Street Chicago, IL 60603 Chief Legal Officer since June 2019

•  Chief Legal Officer and Secretary of Northern Trust Investments, Inc. since May 2000; Chief Compliance Officer of Northern Trust Investments, Inc. from October 2015 to June 2017; Chief Legal Officer and Secretary of 50 South Capital Advisors, LLC since 2015; Chief Legal Officer and Secretary of Belvedere Advisors LLC since September 2019; Associate General Counsel and Senior Vice President at The Northern Trust Company since June 2015; Assistant General Counsel and U.S. Funds General Counsel at The Northern Trust Company from July 2014 to June 2015; Senior Legal Counsel and U.S. Funds General Counsel at The Northern Trust Company from 2000-2014; Secretary of Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2004; Secretary of Equity Long/Short Opportunities Fund (formerly NT Equity Long/Short Strategies Fund) from 2011-2019; Secretary of Northern Institutional Funds and Northern Funds from 2010-2018; Secretary of FlexShares Trust from 2011-2018.

NAME, ADDRESS, AGE, POSITIONS HELD WITH TRUST AND LENGTH OF SERVICE(1)	PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS

Jose J. Del Real Age: 43 50 South LaSalle Street Chicago, IL 60603 Secretary since December 2018

•  Assistant General Counsel and Senior Vice President of The Northern Trust Company since August 2020; Senior Legal Counsel and Senior Vice President of The Northern Trust Company from March 2017 to July 2020; Senior Legal Counsel and Vice President of The Northern Trust Company from August 2015 to March 2017; Assistant Secretary of Northern Trust Investments, Inc. since 2016; Secretary of Northern Funds and Northern Institutional Funds since November 2018; Assistant Secretary of Northern Funds and Northern Institutional Funds from 2011 to 2014, and from May 2015 to November 2018; Assistant Secretary of FlexShares® Trust from June 2015 to December 2018.

Himanshu S. Surti Age: 46 50 South LaSalle Street Chicago, IL 60603 Vice President since December 2020

•  Senior ETF Product Manager, Northern Trust Investments, Inc. since November 2020; Senior Vice President, The Northern Trust Company since November 2020; Portfolio Manager and Chief Operating Officer, Cambria Investment Management from June 2014 to November 2020; Vice President, Cambria ETF Trust from March 2018 to November 2020.

Christopher P. Fair Age: 39 50 South LaSalle Street Chicago, IL 60603 Vice President since June 2019

•  Vice President, The Northern Trust Company since March 2020; ETF Services Manager, Northern Trust Investments, Inc. since June 2019; Second Vice President, The Northern Trust Company from November 2015 to March 2020; ETF Product Manager, Northern Trust Investments, Inc. from November 2015 to June 2019; Fund Administration Supervisor, Calamos Investments LLC from February 2015 to November 2015; Senior Mutual Fund Accountant, Calamos Investments LLC from February 2009 to January 2015.

Darlene Chappell Age: 58 50 South LaSalle Street Chicago, IL 60603 Anti-Money Laundering Officer since July 2011

•  Anti-Money Laundering Compliance Officer for Northern Trust Investments, Inc., Northern Trust Securities, Inc., Northern Funds, Northern Institutional Funds and Alpha Core Strategies Fund (formerly NT Alpha Strategies Fund) since 2009, 50 South Capital Advisors, LLC since 2015 and Belvedere Advisors LLC since September 2019; Vice President and Compliance Consultant for The Northern Trust Company since 2006; Anti-Money Laundering Compliance Officer for The Northern Trust Company of Connecticut from 2009 to 2013 and the Equity Long/Short Opportunities Fund (formerly, NT Equity Long/Short Strategies Fund) from 2011 to 2019.

Susan W. Yee Age: 51 70 Fargo Street Boston, MA 02110 Assistant Secretary since October 2014	• Vice President, Regulatory Services Group, JPMorgan Chase Bank, N.A. since 1994, in various positions.

(1)	Officers hold office at the pleasure of the Board until their successors are duly elected and qualified, or until they die, resign, are removed or become disqualified.

Certain officers hold comparable positions with certain other investment companies of which NTI, JPMorgan or an affiliate thereof is the investment adviser, administrator, custodian or transfer agent.

BOARD COMMITTEES

The Board has established a standing Audit Committee and a Governance Committee in connection with its governance of the Trust.

The Audit Committee consists of Mr. Hubbard (chair), Mr. McKissack and Ms. Garvey. The Board has determined that each member of the Audit Committee is not an “interested person” as defined in the 1940 Act (an “Independent Trustee”). The responsibilities of the Audit Committee are to assist the Board in overseeing the Trust’s independent registered public accounting firm, accounting policies and procedures and other areas relating to the Trust’s auditing processes. The Audit Committee is responsible for selecting and recommending to the full Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. The Audit Committee also is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Trust. The Audit Committee also is responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to: (1) the Investment Adviser; and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Trust, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Trust. The scope of the Audit Committee’s responsibilities is oversight. It is management’s responsibility to maintain appropriate systems for accounting and internal control and the independent registered public accounting firm’s responsibility to plan and carry out an audit in accordance with the standards of the Public Company Accounting Oversight Board. The Audit Committee met three times during the last fiscal year ended October 31, 2020.

The Governance Committee consists of Ms. Garvey (chair), Mr. Hubbard and Mr. McKissack. The Board has determined that each member of the Governance Committee is an Independent Trustee. The functions performed by the Governance Committee include, among other things, selecting and nominating candidates to serve as Independent Trustees, reviewing and making recommendations regarding Trustee compensation and developing policies regarding Trustee education. In filling Board vacancies, the Governance Committee will consider nominees recommended by shareholders. Nominee recommendations (accompanied by resumes) should be submitted to the Trust at its mailing address stated in the Funds’ Prospectus and should be directed to the attention of the FlexShares® Trust Governance Committee, care of the Secretary of the Trust. The Governance Committee has not established specific qualifications that it believes must be met by a nominee. In evaluating nominees, the Governance Committee considers, among other things, candidates’ qualifications for Board membership and their independence from management and principal service providers. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act and the Rules and Regulations under the 1940 Act. The Committee will consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, such as business, financial or family relationships with managers or service providers of the Trust. The Committee also considers whether the individual’s background, skills, and experience will complement the background, skills, and experience of other Trustees and will contribute to the Board’s diversity. The Governance Committee met twice during the last fiscal year ended October 31, 2020.

LEADERSHIP STRUCTURE AND QUALIFICATIONS OF THE BOARD OF TRUSTEES

The Board is responsible for oversight of the Trust. The Trust has engaged the Investment Adviser to manage the Funds of the Trust on a day-to-day basis. The Board oversees the Investment Adviser and certain other principal service providers in the operations of the Funds. The Board currently is composed of four Trustees, three of whom are Independent Trustees. The Board believes that having Mr. Wojnar serve as an interested Trustee brings management insight that is important to certain of the Board’s decisions and also in the best interest of shareholders. The Board meets in-person at regularly scheduled meetings currently anticipated to occur four times in a year. In addition, the Board members may meet in-person or by telephone at special meetings or on an informal basis at other times. The Independent Trustees also expect to meet separately in executive session, including with independent trustee counsel. The Trustees believe that these meetings will help mitigate conflicts of interest. The Trustees also believe that the executive sessions will allow the Independent Trustees to deliberate candidly and constructively, separately from management, in a manner that affords honest disagreement and critical questioning.

As stated above, the Board has established a standing Audit Committee and a Governance Committee to assist the Board in fulfilling its oversight responsibilities. The Board also may establish ad hoc committees or working groups from time to time to aid in its oversight. The Independent Trustees have engaged independent legal counsel to assist them in fulfilling their responsibilities.

The Board is chaired by Eric McKissack, an Independent Trustee. As Chair, this Independent Trustee leads the Board in its activities. Also, the Chair acts as a member of the Audit and Governance Committees (and may serve as a member of each subsequently established standing or ad hoc committee). The Trustees have determined that the Board’s leadership and committee structure is appropriate because the Board believes that it sets the proper tone to the relationships between the Trust, on the one hand, and the Investment Adviser and certain other principal service providers, on the other, and facilitates the exercise of the Board’s independent judgment in evaluating and managing the relationships.

The Board has concluded that, based on each Board member’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Board members, each Board member should serve as a Board member. Among other attributes common to all Board members are their ability to review critically, evaluate, question and discuss information provided to them, to interact effectively with the various service providers to the Trust, and to exercise reasonable business judgment in the performance of their duties as Board members. In addition, the Board will take into account the actual service and commitment of the Board members during their tenure in determining whether each should continue to serve. A Board member’s ability to perform his or her duties effectively may have been attained through a Board member’s educational background or professional training; business, consulting, public service or academic positions; experience from service as a Board member of other funds, public companies, or non-profit entities or other organizations; or other experiences. Set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Trustee that led the Board to conclude that he or she should serve as a Board member.

Non-Interested Trustees:

Ms. Garvey. Ms. Garvey is a former partner of Deloitte & Touche LLP and has more than 20 years’ experience in tax accounting. She previously served as Vice President of Corporate Relations and Vice President of State and Local Government Relations for The Boeing Company. She serves on the Executive Committee and is Chairman of the Audit Committee of the Board of Trustees of the Art Institute of Chicago. She previously served as Chairman of the Board of Chicago’s Navy Pier and of Chicago’s Shedd Aquarium. She is a Certified Public Accountant and holds bachelors and masters degrees in accounting.

Mr. Hubbard. Mr. Hubbard has served for 19 years as president of the Hubbard Management Group, LLC, and as managing partner for Solidian Fund, LP and Solidian Management, LLC. He previously served for 13 years on the Board of Harris Bank Winnetka, Illinois, and is a Certified Public Accountant. In addition, Mr. Hubbard serves on the Board of Trustees of Wheaton College and is the chairman of the Wheaton College Trust Company and of the English Language Institute/China. He holds a bachelors degree in economics and a masters degree in business administration.

Mr. McKissack. Mr. McKissack is the Chief Executive Officer Emeritus and Founder of Channing Capital Management, LLC, a registered investment adviser. He also serves as an independent trustee on the Board of Trustees of a group of mutual funds, the Morgan Stanley Pathway Funds (formerly, the Consulting Group Capital Markets Funds). Mr. McKissack also serves on the Board of the Art Institute of Chicago, the Board of the Grand Victoria Foundation, and the Board of the Graham Foundation. He also served on the Board of the ICMA Retirement Corporation, a non-profit provider of retirement administration services. He is a Chartered Financial Analyst.

Interested Trustee:

Mr. Darek Wojnar. Mr. Wojnar is Executive Vice President, Head of Funds and Managed Accounts of Northern Trust Asset Management. Prior to that, Mr. Wojnar was the Head of Exchange-Traded Funds of Hartford Funds and a Managing Director of Lattice Strategies LLC. He also served as a Managing Director and Head of US iShares Product at BlackRock (including Barclays Global Investors which was acquired by BlackRock). He also serves as a Trustee on the Boards of Northern Funds and Northern Institutional Funds. He also serves as a Managing Member of the Wojnar Group LLC. He holds a bachelor’s degree in Electrical Engineering and a masters degree in business administration.

RISK OVERSIGHT

Investing in general and the operation of ETFs involve a variety of risks, such as investment risk, compliance risk, and operational risk, among others. The Board oversees risk as part of its oversight of the Trust. Risk oversight is addressed as part of various regular Board and Audit Committee activities. The Board reviews reports from, among others, the Investment Adviser, the Trust’s Chief Compliance Officer, the Trust’s independent registered public accounting firm and counsel, as appropriate, regarding risks faced by the Trust and the risk management programs of the Investment Adviser and certain service providers. The actual day-to-day risk management with respect to the Trust resides with the Investment Adviser and other service providers to the Trust. The Investment Adviser has a dedicated risk management function that is headed by a chief risk officer. Although the risk management policies of the Investment Adviser and the service providers are designed to be effective, those policies and their implementation vary among service providers and over time, and there is no guarantee that they will be effective. Not all risks that may affect the Trust can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are simply beyond any control of the Trust or the Investment Adviser, its affiliates or other service providers.

TRUSTEE OWNERSHIP OF FUND SHARES

The following table shows the dollar range of shares of the Funds owned by each Trustee.

Information as of December 31, 2020
Name of Non-Interested Trustee	Fund	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Sarah N. Garvey	None	None	Over $100,000
Philip G. Hubbard	None	None	None
Eric T. McKissack	None	None	$10,001-$50,000

Information as of December 31, 2020
Name of Interested Trustee	Fund	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies[1]
Darek Wojnar	None	None	Over $100,000

[1]

The Family of Investment Companies consists only of the Funds of FlexShares® Trust. Messrs. Hubbard and McKissack each have an economic interest in the Trust valued at over $100,000 by virtue of their participation in the Trust’s deferred compensation plan (the “DC Plan”) for its non-interested Trustees. Under the DC Plan, a non-interested Trustee may elect to have his or her deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares® Morningstar US Market Factor Tilt Index Fund, FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, FlexShares® Global Quality Real Estate Index Fund, FlexShares® Quality Dividend Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Ready Access Variable Income Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund and/or the FlexShares® STOXX® US ESG Select Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of these investments.

TRUSTEE AND OFFICER COMPENSATION

The Trust pays each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries annual fees for his or her services as a Trustee of the Trust and as a member of Board committees. In recognition of their services, the fees paid to the Board and Committee chairpersons may be larger than the fees paid to other members of the Trust’s Board and Committees. The Trustees also are reimbursed for travel expenses incurred in connection with attending such meetings. The Trust also may pay the incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry. The Trust does not provide pension or retirement benefits to its Trustees. Each non-interested Trustee is entitled to participate in the Trust’s DC Plan. Under the DC Plan, a non-interested Trustee may elect to defer all or a portion of his or her compensation and have the deferred compensation treated as if it had been invested by the Trust in shares of the FlexShares® Morningstar US Market Factor Tilt Index Fund, the FlexShares® Morningstar Emerging Markets Factor Tilt Index Fund, the FlexShares® Global Quality Real Estate Index Fund, the FlexShares® Quality Dividend Index Fund, FlexShares® iBoxx 5-Year Target Duration TIPS Index Fund, FlexShares® Ready Access Variable Income Fund, FlexShares® Morningstar Global Upstream Natural Resources Index Fund and/or the FlexShares® STOXX® US ESG Select Index Fund. The amount paid to the Trustees under the DC Plan will be determined based upon the performance of such investments.

The following table sets forth important information with respect to the compensation of each non-interested and interested Trustee of the Trust:

Name of Trustee	Aggregate Compensation from Trust(1)
Non-Interested Trustees:
Sarah N. Garvey	$162,500
Philip G. Hubbard	$162,500
Eric T. McKissack	$162,500
Interested Trustee:
Darek Wojnar	None

(1)

The amounts represent the compensation received by the Trustees for the fiscal year ended October 31, 2020. Effective January 1, 2020, the non-interested Trustees receive an annual retainer of $140,000, and the chairs of the Board and each Committee receive an additional annual retainer of $25,000. Ms. Garvey did not defer any compensation during the fiscal year ended October 31, 2020. Mr. Hubbard elected to defer $81,250 of $162,500 in total compensation during the fiscal year ended October 31, 2020. Mr. McKissack elected to defer $62,688 of $162,500 in total compensation during the fiscal year ended October 31, 2020.

The Trust’s officers do not receive fees from the Trust for services in such capacities. NTI receives fees from the Trust as Investment Adviser. Messrs. Carberry, Del Real, Ewing, Fair, Rein, and Surti and Messes. Teufel and Chappell are officers of NTI and/or its affiliates.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Funds had not commenced operations, and there were no record or beneficial owners of 5% or more of the shares of the Funds. The Trustees and officers of the Trust collectively owned less than 1% of each Fund’s outstanding shares as of the date of this SAI.

CODE OF ETHICS

The Trust and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by a Fund. The Distributor relies on the principal underwriters exception under Rule 17j-1(c)(3), specifically where the Distributor is not affiliated with the Trust or the Adviser, and no officer, director or general partner of the Distributor serves as an officer, director or general partner of the Trust or the Adviser.

INVESTMENT ADVISER

NTI, a subsidiary of TNTC and an indirect subsidiary of Northern Trust Corporation, serves as the Investment Adviser of the Funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

TNTC is the principal subsidiary of Northern Trust Corporation. TNTC is located at 50 South LaSalle Street, Chicago, Illinois 60603.

TNTC is a member of the Federal Reserve System. Since 1889, TNTC has administered and managed assets for individuals, institutions and corporations. Unless otherwise indicated, NTI and TNTC are referred to collectively in this SAI as “Northern Trust.”

As of June 30, 2021, Northern Trust Corporation, through its affiliates, had assets under investment management of $1.54 trillion and assets under custody of $12.23 trillion.

Investment Advisory and Ancillary Services Agreement

Under the Trust’s Investment Advisory and Ancillary Services Agreement with the Investment Adviser for the Funds (the “Advisory Agreement”), the Investment Adviser, subject to the general supervision of the Board, makes decisions with respect to, and places orders for, all purchases and sales of portfolio securities for each Fund and also provides certain ancillary services.

The Investment Adviser also is responsible for monitoring and preserving the records required to be maintained under the regulations of the SEC (with certain exceptions unrelated to its activities for the Trust). In making investment recommendations for the Funds, if any, investment advisory personnel may not inquire or take into consideration whether issuers of securities proposed for purchase or sale for the Funds’ accounts are customers of TNTC’s commercial banking department. These requirements are designed to prevent investment advisory personnel for the Funds from knowing which companies have commercial business with TNTC and from purchasing securities where they know the proceeds will be used to repay loans to the bank.

The Advisory Agreement has been approved by the Board, including the “non-interested” Trustees and the initial shareholder of each Fund prior to the initial offering of shares of the Fund.

The Advisory Agreement provides that generally in selecting brokers or dealers to place orders for transactions on: (i) common and preferred stocks, the Investment Adviser shall use its best judgment to obtain the best overall terms available; and (ii) on bonds and other fixed-income obligations, the Investment Adviser shall attempt to obtain best net price and execution or, use its best judgment to obtain the best overall terms available.

Transactions on U.S. stock exchanges, and increasingly equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions. Over-the-counter transactions in equity securities also may involve the payment of negotiated commissions to brokers. Transactions on foreign stock exchanges involve payment for brokerage commissions, which generally are fixed by applicable regulatory bodies. Many over-the-counter issues, including corporate debt and government securities, are normally traded on a “net” basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. With respect to over-the-counter transactions, the Investment Adviser will often deal directly with dealers who make a market in the instruments involved except in those circumstances where more favorable prices and execution are available elsewhere. The cost of foreign and domestic securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. In assessing the best overall terms available for any transaction, the Investment Adviser is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, the Investment Adviser may consider the brokerage and research services provided to the Funds and/or other accounts over which the Investment Adviser or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction. These brokerage and research services may include but are not limited to, furnishing of advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in securities and the availability of securities or purchasers or sellers of securities. The Investment Adviser also may obtain economic statistics, forecasting services, industry and company analyses, portfolio strategies, quantitative data, quotation services, order management systems for certain purposes, certain news services, credit rating services, testing services, execution services, market information systems, consulting services from economists and political analysts and computer software or on-line data feeds. These services and products may disproportionately benefit other accounts. For example, research or other services paid for through the Funds’ commissions may not be used in managing the Funds. In addition, other accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products or services that may be provided to the Funds and to such other accounts. To the extent that the Investment Adviser uses soft dollars, it will not have to pay for those products or services itself. The Investment Adviser may receive research that is bundled with the trade execution, clearing, and/or settlement services provided by a particular broker-dealer. In that event, the research will effectively be paid for by client commissions that will also be used to pay for execution, clearing and settlement services provided by the broker-dealer and will not be paid by the Investment Adviser.

The Investment Adviser and its affiliates also receive products and services that provide both research and non-research benefits to them (“mixed-use items”). The research portion of mixed-use items may be paid for with soft dollars. When paying for the research portion of mixed-use items with soft dollars, the Investment Adviser must make a good faith allocation between the cost of the research portion and the cost of the non-research portion of the mixed-use items. The Investment Adviser will pay for the non-research portion of the mixed-use items with hard dollars.

Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Investment Adviser and does not reduce the advisory fees payable to the Investment Adviser by the Funds. The Trustees will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplemental research or other services received will primarily benefit one or more other investment companies or other accounts. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account or investment company.

The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Investment Adviser believes such practice to be in the Funds’ interests.

On occasions when the Investment Adviser deems the purchase or sale of a security to be in the best interests of a Fund as well as other fiduciary or agency accounts (“other accounts”) managed by the Investment Adviser, the Advisory Agreement provides that the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Funds with those to be sold or purchased for such other accounts in order to obtain the best net price and execution. In such an event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and its other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for a Fund or the amount of the securities that are able to be sold for a Fund. To the extent that the execution and price available from more than one broker or dealer are believed to be comparable, the Advisory Agreement permits the Investment Adviser, at its discretion but subject to applicable law, to select the executing broker or dealer on the basis of the Investment Adviser’s opinion of the reliability and quality of the broker or dealer.

The Advisory Agreement provides that the Investment Adviser may render similar services to others so long as its services under the Advisory Agreement are not impaired thereby. The Advisory Agreement also provides that the Trust will indemnify the Investment Adviser against certain liabilities (including liabilities under the federal securities laws relating to untrue statements or omissions of material fact and actions that are in accordance with the terms of the Advisory Agreement) or, in lieu thereof, contribute to resulting losses.

Pursuant to the Advisory Agreement, the Investment Adviser is responsible for most of the operating expenses of the Funds, except: (i) its advisory fees payable under the Advisory Agreement; (ii) distribution fees and expenses paid by the Trust under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; (iii) interest expenses; (iv) brokerage expenses and other expenses (such as stamp taxes) in connection with the execution of portfolio transactions or in connection with creation and redemption transactions; (v) compensation and expenses of the non-interested trustees; (vi) compensation and expenses of counsel to the non-interested trustees; (vii) tax expenses; and (viii) extraordinary expenses, as determined under generally accepted accounting principles. For its services to each Fund, the Investment Adviser is entitled to an advisory fee, computed daily and payable monthly, at annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

NAME OF FUND	INVESTMENT ADVISORY FEE
FlexShares® ESG & Climate US Large Cap Core Index Fund	0.09%
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	0.12%
FlexShares® ESG & Climate Emerging Markets Core Index Fund	0.18%
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	0.23%
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	0.12%

Unless sooner terminated, the Advisory Agreement will continue in effect with respect to a particular Fund until June 30, 2022, and thereafter for successive 12-month periods, provided that the continuance is approved at least annually: (i) by the vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval; and (ii) by the Trustees or by the vote of a majority of the outstanding shares of such Fund (as defined under “Description of Shares”). The Advisory Agreement is terminable at any time without penalty by the Trust (by specified Trustee or shareholder action) or by the Investment Adviser on 60 days’ written notice.

NTI has contractually agreed to reimburse a portion of the operating expenses of each Fund (other than Acquired Fund Fees and Expenses) so that “Total Annual Fund Operating Expenses After Expense Reimbursement” do not exceed the Fund’s Management Fee plus (+) .0049% for at least one year from the date of this SAI. The contractual expense reimbursement arrangements may be extended by mutual agreement of the parties. The Board of Trustees may terminate the arrangements at any time with respect to a Fund if it determines that it is in the best interest of the Fund and its shareholders.

NTI may reimburse additional expenses or waive all or a portion of the management fees of the Funds. Any such additional expense reimbursement or fee waiver would be voluntary and could be implemented, increased or decreased, or discontinued at any time.

Under the Advisory Agreement with the Trust, Northern Trust Corporation agrees that the name “FlexShares” may be used in connection with the Trust’s business on a royalty-free basis. Northern Trust Corporation has reserved to itself the right to grant the non-exclusive right to use the name “FlexShares” to any other person. The Advisory Agreement provides that at such time as the Agreement is no longer in effect, the Trust will cease using the name “FlexShares.”

PORTFOLIO MANAGERS

NAME OF FUND	PORTFOLIO MANAGERS
FlexShares® ESG & Climate US Large Cap Core Index Fund	Robert Anstine, Steven Santiccioli and Volter Bagriy
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	Robert Anstine, Alan Aung and Steven Santiccioli
FlexShares® ESG & Climate Emerging Markets Core Index Fund	Robert Anstine. Volter Bagriy and Alan Aung
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	Eric R. Williams and Benjamin J. McCubbin
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	Morten Olsen and Chaitanya Mandavakuriti

Accounts Managed by Portfolio Managers

The table below discloses accounts within each type of category listed below for which Alan Aung was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	4	$2,625,811,527	0	$0
Other Registered Investment Companies:	0	—	0	$0
Other Pooled Investment Vehicles:	4	$2,986,370,728	0	$0
Other Accounts:	6	$4,659,176,712	0	$0

The table below discloses accounts within each type of category listed below for which Morten Olsen was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$119,000,000	0	$0
Other Registered Investment Companies:	3	$4,721,000,000	0	$0
Other Pooled Investment Vehicles:	0	—	0	$0
Other Accounts:	1	$701,000,000	0	$0

The table below discloses accounts within each type of category listed below for which Chaitanya Mandavakuriti was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	2	$357,790,047	0	$0
Other Registered Investment Companies:	1	$3,178,036,785	0	$0
Other Pooled Investment Vehicles:	2	$5,422,358,788	0	$0
Other Accounts:	39	$2,547,830,797	0	$0

The table below discloses accounts within each type of category listed below for which Benjamin J. McCubbin was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	1	$383,949,000	0	$0
Other Registered Investment Companies:	1	$3,839,503,762	0	$0
Other Pooled Investment Vehicles:	0	—	—	—
Other Accounts:	0	—	—	—

The table below discloses accounts within each type of category listed below for which Volter Bagriy was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	3	$1,150,000,000	0	$0
Other Registered Investment Companies:	1	$1,564,000,000	0	$0
Other Pooled Investment Vehicles:	32	$66,969,000,000	0	$0
Other Accounts:	10	$76,000,000	0	$0

The table below discloses accounts within each type of category listed below for which Eric R. Williams was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	3	$743,000,000	0	$0
Other Registered Investment Companies:	1	$3,850,000,000	0	$0
Other Pooled Investment Vehicles:	1	$370,000,000	0	$0
Other Accounts:	3	$505,000,000	0	$0

The table below discloses accounts within each type of category listed below for which Robert Anstine was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	19	$15,100,994,143	0	$0
Other Registered Investment Companies:	1	$2,230,000,000	0	$0
Other Pooled Investment Vehicles:	3	$1,665,000,000	0	$0
Other Accounts:	4	$3,950,000,000	0	$0

The table below discloses accounts within each type of category listed below for which Steven Santiccioli was jointly and primarily responsible for day-to-day portfolio management as of July 31, 2021.

Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee is Based on Performance	Total Assets that Advisory Fee is Based on Performance
FlexShares® Trust:	2	$190,000,000	0	$0
Other Registered Investment Companies:	3	$1,496,000,000	0	$0
Other Pooled Investment Vehicles:	2	$32,000,000,000	0	$0
Other Accounts:	3	$3,265,000,000	0	$0

Material Conflicts of Interest

NTI’s portfolio managers are often responsible for managing one or more FlexShares® Funds, as well as other client accounts, including mutual funds, separate accounts and other pooled investment vehicles. A Fund’s portfolio managers may manage various client accounts that may have materially higher or lower fee arrangements than the Funds. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. Some portfolio managers may be dual officers of one or more NTI affiliates and undertake investment advisory duties for the affiliates. The portfolio managers have a responsibility to manage all client accounts in a fair and equitable manner. NTI takes reasonable steps to obtain the best qualitative execution of securities transactions. NTI has a duty to treat its clients fairly and no account may be given preferential treatment in connection with an investment opportunity and when aggregating and allocating securities transactions. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

NTI may have a financial incentive to favor accounts with performance-based fees because there may be an opportunity to earn greater fees on such accounts compared to accounts without performance-based fees. As a result, NTI may have an incentive to direct its best investment ideas to or allocate the sequencing of trades in favor of the account that pays a performance fee. NTI may also have an incentive to recommend investments that may be riskier or more speculative than those that it would recommend under a different fee arrangement.

NTI may invest client accounts in affiliated investment pools. If appropriate and consistent with the client’s investment objectives and applicable law, NTI may recommend to clients investment pools in which it or an affiliate provides services for a fee. NTI has an incentive to allocate investments to these types of affiliated investment pools in order to generate additional fees for NTI or its affiliates. In addition, NTI could direct its best investment ideas to these investment products or investment pools to the potential disadvantage of the Funds.

As NTI becomes aware of additional potential or actual conflicts of interest, they will be reviewed on a case-by-case basis.

NTI manages its client accounts consistent with applicable law and follows its own policies and procedures that are reasonably designed to treat clients fairly and to prevent any client or group of clients from being systematically favored or disadvantaged.

NTI provides advice and makes investment decisions for client accounts that it believes are consistent with each client’s stated investment objectives and guidelines. Advice given to clients or investment decisions made for clients may differ from, or may conflict with, advice given or investment decisions made for clients of an affiliate. NTI’s affiliates may also affect NTI’s client accounts and investment decisions made for NTI’s affiliates may affect investment decisions of NTI’s client accounts. NTI may also invest in the same securities that it or its affiliates recommend to clients. Investment decisions taken by NTI’s affiliates are generally unknown to NTI. When NTI or an affiliate currently holds for its own benefit the same securities as a client, it could be viewed as having a potential conflict of interest.

Generally, NTI will not, as principal for its own account, buy securities from or sell securities to any client. It is possible that an affiliate, will, as principal, purchase securities from or sell securities to its clients.

From time to time securities to be sold on behalf of a client may be suitable for purchase by another client. In such instances, if NTI determines in good faith that the transaction is in the best interest of each client, it may arrange for the securities to be crossed between client accounts at an independently determined fair market value and in compliance with the 1940 Act, if applicable. Cross-trades present conflicts of interest, as there may be an incentive for NTI to favor one client to the disadvantage of another. Cross-trades are only effected as permitted under applicable law and regulation and consistent with the client’s guidelines, with any restrictions. NTI does not receive fees or commissions for these transactions. In addition, NTI and the Trust have adopted policies on cross-trades that may be effected between the Funds and another client account. NTI conducts periodic reviews of trades for consistency with these policies.

NTI has established certain policies and procedures designed to address conflicts of interest that may arise between its employees and clients as well as between clients and NTI or its affiliates. NTI’s employees must act in the best interests of its clients and generally do not have knowledge of proprietary trading positions or certain other operations of affiliates.

Receipt of research from brokers who execute client transactions involve conflicts of interest. To the extent that NTI uses commissions to obtain research services for NTI or TNTC, NTI or TNTC will receive a benefit as it will not have to pay for the research, products or services itself. NTI may, therefore, have an incentive to select or recommend a broker-dealer based on its interest in receiving research rather than in obtaining the lowest commission rate on the transaction. NTI or TNTC may also obtain research services from brokerage commissions incurred by client accounts that may not directly benefit such client accounts. Similarly, clients may benefit from research even if trades placed on their behalf did not contribute to the compensation of the broker-dealer providing such research. NTI and TNTC do not seek to allocate research services to client accounts proportionately to the commissions that the client accounts generate.

Also, NTI and TNTC may receive products and services that are mixed use. In these cases, NTI or TNTC will use commissions to pay only for the eligible portion of the product or service that assists NTI or TNTC in the investment decision-making process. Any ineligible portion of the product will be paid directly by NTI or TNTC. NTI or TNTC make a good faith effort to reasonably allocate such items and keep records of such allocations although clients should be aware of the potential conflicts of interest.

NTI may provide investment advice to its affiliates and may provide investment advisory services to affiliates’ clients or act as an investment adviser to the registered or unregistered investment pools in which these clients may invest. TNTC and NTI share a common trading desk and may have shared arrangements with investment research vendors. Also, these affiliates may provide marketing services to NTI, including the referral of certain clients.

NTI may have common management and officers with some of its affiliates. NTI shares facilities with affiliates and relies on TNTC and other affiliates for various administrative support, including information technology, human resources, business continuity, legal, compliance, finance, enterprise risk management, internal audit and general administrative support.

NTI’s affiliations may create potential conflicts of interest. NTI seeks to mitigate the potential conflicts of interest to ensure accounts are managed at all times in a client’s best interests and in accordance with client investment objectives and guidelines through regular account reviews attended by investment advisory, compliance and senior management staff. NTI also seeks to mitigate potential conflicts of interest through a governance structure and by maintaining policies and procedures that include, but are not limited to, personal trading, custody and trading.

Various non-affiliated investment advisers that may manage NTI client accounts, or may be recommended to NTI clients, may use an NTI affiliate for banking, trust, custody, administration, brokerage and related services for which NTI’s affiliate may receive fees. NTI does not recommend or utilize non-affiliated investment advisers based upon their use of NTI affiliates.

Given the interrelationships among NTI and its affiliates, there may be other or different potential conflicts of interest that arise in the future that are not included in this section.

NTI may develop, or own and operate indices that are based on investment and trading strategies developed by NTI, or assist unaffiliated entities by creating bespoke indices that are utilized by NTI for client-specific investment accounts. In addition, NTI may manage accounts that are based on the same, or substantially similar, strategies that are used in the operation of the indices or the Funds. The administration of the indices, and the portfolio management of the Funds and client accounts in this manner may give rise to potential conflicts of interest. These conflicts of interest may include, but are not limited to, the Funds engaging in the purchase or sale of securities relating to changes being implemented as part of an index reconstitution, while at the same time the client accounts engage in similar trading activity due to ongoing portfolio rebalancing. These differences may result in client account strategies outperforming vis-à-vis the index, the Funds, or vice versa. Other potential conflicts include the potential for unauthorized access to index information, allowing index changes that benefit NTI or other client accounts and not the investors in the Funds.

To the extent permitted by applicable law, the Investment Adviser may make payments to authorized dealers and other financial intermediaries (“Intermediaries”) from time to time to promote the Funds. These payments may be made out of the Investment Adviser’s assets, or amounts payable to the Investment Adviser rather than as a separately identifiable charge to the Funds. These payments may compensate Intermediaries for, among other things: marketing the Funds; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; and/or other specified services intended to assist in the distribution and marketing of the Funds. The payments may also, to the extent permitted by applicable regulations, contribute to various non-cash and cash incentive arrangements to promote certain products, as well as sponsor various educational programs, sales contests and/or, administrative services.

Portfolio Manager Compensation Structure

The compensation for the portfolio managers of the Funds is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for Fund accounts and other types of accounts.

Disclosure of Securities Ownership

As of the date of this SAI, the Funds had not commenced operations, and no portfolio manager owned shares of the Funds.

PROXY VOTING

The Trust has delegated the voting of portfolio securities to its Investment Adviser. The Investment Adviser has adopted the Institutional Shareholder Services Inc. (“ISS”) United States SRI Proxy Voting Guidelines (“SRI US Guidelines”) for the voting of U.S. proxies and the ISS International SRI Proxy Voting Guidelines (“SRI International Guidelines” and together with the SRI US Guidelines, the “SRI Guidelines”) for the voting of international proxies on behalf of the Funds.

On matters of corporate governance, executive compensation and corporate structure, the SRI Guidelines, as developed by ISS, are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole. The SRI Guidelines provide an overview of how ISS recommends that its clients vote. There may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that ISS closely examine the merits of each proposal and consider relevant information and company specific circumstances in arriving at vote recommendations. The SRI Guidelines are updated on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback. The SRI Guidelines do not take into consideration any interest that the Investment Adviser or any affiliated person of the Funds or the Investment Adviser may have in the proposed proxy issue. See Appendix C to this SAI for a complete list of the SRI Guidelines.

Information regarding how the Funds voted proxies, if any, relating to portfolio securities for the most recent 12-month period ended June 30 will be made available, without charge, upon request, by contacting the Investment Adviser at 1-855-FLEXETF or by visiting the SEC’s website at sec.gov.

ADMINISTRATOR

JPMorgan (the “Administrator”), 70 Fargo Street, Boston, Massachusetts 02210, acts as Administrator for the Funds under a Fund Servicing Agreement with the Trust. Subject to the general supervision of the Board, the Administrator provides supervision of all aspects of the Trust’s non-investment advisory operations and performs various administration, compliance, accounting and regulatory services, including but not limited to: (i) providing office facilities and furnishing corporate officers for the Trust; (ii) coordination, preparation and review of financial statements; (iii) monitoring compliance with federal tax and securities laws; (iv) performing certain functions ordinarily performed by the office of a corporate treasurer, and furnishing the services and facilities ordinarily incident thereto, such as expense accrual monitoring and payment of the Trust’s bills, preparing monthly reconciliation of the Trust’s expense records, updating projections of annual expenses, preparing materials for review by the Board and compliance testing; (v) maintaining the Trust books and records in accordance with applicable statutes, rules and regulations; (vi) preparing post-effective amendments to the Trust’s registration statement; (vii) calculating each Fund’s NAV; (viii) accounting for dividends and interest received and distributions made by the Trust; and (ix) preparing and filing the Trust’s federal and state tax returns (other than those required to be filed by the Trust’s Custodian and Transfer Agent) and providing shareholder tax information to the Trust’s Transfer Agent.

Subject to the limitations described below, as compensation for its administrative services and the assumption of related expenses, the Administrator is entitled to asset-based fees for accounting and administration services, subject to a certain minimum fee. The Administration Agreement will continue until August 31, 2022 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees of the Administrator.

DISTRIBUTOR

Foreside Fund Services, LLC (“Foreside” or the “Distributor”), a Delaware limited liability company, serves as the principal underwriter of the Trust in connection with the review and approval of all purchase and redemption orders of Creation Units of each Fund by Authorized Participants (defined below), pursuant to a Distribution Agreement between the Trust and Foreside. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the FINRA. Shares will be continuously offered for sale by the Trust through the Distributor only in whole Creation Units, as described in the section of this SAI entitled “Purchase and Redemption of Creation Units Aggregations.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders and confirmations of acceptance to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to Foreside for such distribution services. However, the Investment Adviser has entered into an agreement with Foreside under which it makes payments to Foreside in consideration for its services under the Distribution Agreement. The payments made by the Investment Adviser to Foreside do not represent an additional expense to the Trust or its shareholders.

DISTRIBUTION AND SERVICE PLAN

As stated in the Funds’ Prospectus, the Trust has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 with respect to shares of the Funds. However, no 12b-1 fee is currently charged to the Funds, and the Funds do not expect to pay any 12b-1 fees during the current and next fiscal years. Pursuant to the Plan, the Funds may enter into agreements from time to time with financial intermediaries providing for support and/or distribution services to customers of the financial intermediaries who are the beneficial owners of Fund shares. Under the agreements, the Funds may pay financial intermediaries up to 0.25% (on an annualized basis) of the average daily NAV of the shares beneficially owned by their customers. Distribution services may include: (i) services in connection with distribution assistance; or (ii) payments to financial institutions and other financial intermediaries, such as broker-dealers and mutual fund “supermarkets,” as compensation for services or reimbursement of expenses incurred in connection with distribution assistance.

Any amendment to increase materially the costs under the Plan with respect to a Fund must be approved by the holders of a majority of the outstanding shares of the Fund. So long as the Plan is in effect, the selection and nomination of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Trust will be committed to the discretion of such Non-Interested Trustees.

TRANSFER AGENT

JPMorgan (the “Transfer Agent”) acts as Transfer Agent for the Fund under an Agency Services Agreement with the Trust. The Transfer Agent has undertaken to perform some or all of the following services: (i) perform and facilitate the performance of purchases and redemptions of Creation Units; (ii) prepare and transmit payments for dividends and distributions; (iii) record the issuance of shares and maintain records of the number of authorized shares; (iv) prepare and transmit information regarding purchases and redemptions of shares; (v) communicate information regarding purchases and redemptions of shares and other relevant information to appropriate parties; (vi) maintain required books and records; and (vii) perform other customary services of a transfer agent and dividend disbursing agent for an ETF.

As compensation for the services rendered by the Transfer Agent under the Agency Services Agreement the Transfer Agent is entitled to reasonable out-of-pocket or incidental expenses as provided under the Agency Services Agreement. The Agency Services Agreement will continue until August 31, 2022 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the expenses of the Transfer Agent.

CUSTODIAN

JPMorgan (the “Custodian”) acts as Custodian for the Funds under a Global Custody Agreement with the Trust. The Custodian: (i) holds each Fund’s cash and securities; (ii) maintains such cash and securities in separate accounts in the name of each Fund; (iii) receives, delivers and releases securities on behalf of each Fund; (iv) collects and receives all income, principal and other payments in respect of each Fund’s investments held by the Custodian; and (v) maintains a statement of account for each account of the Trust. The Custodian may employ one or more sub-custodians, provided that the Custodian shall be liable for direct losses due to the sub-custodian’s insolvency or the sub-custodian’s failure to use reasonable care, fraud or willful default in the provision of its services. The Custodian will enter into agreements with financial institutions and depositories located in foreign countries with respect to the custody of the Funds’ foreign securities.

As compensation for the services rendered under the Global Custody Agreement with respect to the Trust by the Custodian to each Fund, the Custodian is entitled to fees and reasonable out-of-pocket expenses. The Global Custody Agreement will continue until August 31, 2022 unless sooner terminated pursuant to the agreement and renew each year thereafter unless at least sixty days’ notice is given prior to the end of the term. Under the Advisory Agreement, the Investment Adviser has contractually assumed the Trust’s obligation to pay the fees and expenses of the Custodian.

SECURITIES LENDING AGENT

JPMorgan (the “Securities Lending Agent”) acts as Securities Lending Agent for the Funds under a Securities Lending Agreement with the Trust. For such services, JPMorgan receives a percentage of securities lending revenue generated for the Funds. The Securities Lending Agent (i) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (ii) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (iii) monitors the value of securities on loan and the value of the corresponding collateral, (iv) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (v) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (vi) performs other necessary services related to the establishment and maintenance of the Trust’s securities lending program. The Securities Lending Agreement will continue indefinitely and may be terminated by either party on sixty days’ notice to the other.

DESCRIPTION OF SHARES

The Declaration of Trust of the Trust (the “Declaration”) permits the Board to cause the Trust to issue an unlimited number of full and fractional shares of beneficial interest of one or more separate series representing interests in one or more investment portfolios. The Trustees or Trust may create additional series and each series may be divided into classes.

Under the terms of the Declaration, each share of each Fund has a par value of $0.0001, and represents a proportionate interest in the particular Fund with each other share of its class in the same Fund and is entitled to such dividends and distributions out of the assets belonging to the Fund as are authorized by the Trustees and declared by the Trust. Upon any liquidation of a Fund, shareholders of each class of a Fund are entitled to share pro rata in the net assets belonging to that class available for distribution. Shares do not have any preemptive or conversion rights. The right of redemption is described under “Shareholder Information” in the Prospectus. In addition, pursuant to the terms of the 1940 Act, the right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days: (i) for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or trading in the markets the Fund normally utilizes is closed or is restricted as determined by the SEC; (ii) during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of instruments owned by it or fairly to determine the value of its net assets; or (iii) for such other period as the SEC may by order permit for the protection of the shareholders of the Fund. The Trust also may suspend or postpone the recording of the transfer of its shares upon the occurrence of any of the foregoing conditions. In addition, shares of each Fund are redeemable at the unilateral option of the Trust. The Declaration permits the Board to alter the number of shares constituting a Creation Unit or to specify that shares of beneficial interest of the Trust may be individually redeemable. Shares when issued as described in the Prospectus are validly issued, fully paid and nonassessable. In the interests of economy and convenience, certificates representing shares of the Funds are not issued.

Following the creation of the initial Creation Unit Aggregation(s) of a Fund and immediately prior to the commencement of trading in such Fund’s shares, a holder of shares may be a “control person” of the Fund, as defined in the 1940 Act. A Fund cannot predict the length of time for which one or more shareholders may remain a control person of the Fund.

The proceeds received by each Fund for each issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect to that Fund and with a share of the general liabilities of the Trust. Expenses with respect to the Funds normally are allocated in proportion to the NAV of the respective Funds except where allocations of direct expenses can otherwise be fairly made.

Each Fund and other funds of the Trust entitled to vote on a matter will vote in the aggregate and not by fund, except as required by law or when the matter to be voted on affects only the interests of shareholders of a particular fund or funds.

Rule 18f-2 under the 1940 Act provides that any matter required by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each investment portfolio affected by such matter. Rule 18f-2 further provides that an investment portfolio shall be deemed to be affected by a matter unless the interests of each investment portfolio in the matter are substantially identical or the matter does not affect any interest of the investment portfolio. Under the Rule, the approval of an investment advisory agreement, a distribution plan subject to Rule 12b-1 under the 1940 Act or any change in a fundamental investment policy would be effectively acted upon with respect to an investment portfolio only if approved by a majority of the outstanding shares of such investment portfolio. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees are exempt from the separate voting requirements stated above.

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such shares on all matters presented to shareholders, including the election of Trustees (this method of voting being referred to as “dollar-based voting”). However, to the extent required by the 1940 Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees and, accordingly, the holders of more than 50% of the aggregate voting power of the Trust may elect all of the Trustees, irrespective of the vote of the other shareholders. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees or upon the written request of holders of at least a majority of the shares entitled to vote at such meeting. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration and such other matters as the Trustees may determine or may be required by law.

The Declaration authorizes the Trustees, without shareholder approval (except as stated in the next paragraph), to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust, or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a “master-feeder” structure by investing substantially all of the assets of a series of the Trust in the securities of another open-end investment company or pooled portfolio.

The Declaration also authorizes the Trustees, in connection with the termination or other reorganization of the Trust or any series or class by way of merger, consolidation, the sale of all or substantially all of the assets, or otherwise, to classify the shareholders of any class into one or more separate groups and to provide for the different treatment of shares held by the different groups, provided that such termination or reorganization is approved by a majority of the outstanding voting securities (as defined in the 1940 Act) of each group of shareholders that are so classified.

The Declaration permits the Trustees to amend the Declaration without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment: (i) that would adversely affect the voting rights of shareholders specified in the Declaration; (ii) that is required by law to be approved by shareholders; (iii) to the amendment section of the Declaration; or (iv) that the Trustees determine to submit to shareholders.

The Declaration permits the termination of the Trust or of any series or class of the Trust: (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine that such action is in the best interest of the Trust or its shareholders. The factors and events that the Trustees may take into account in making such determination include: (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, or any series or class thereof, or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on their business or operations.

In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Unit Aggregations or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash, or for a combination of cash or securities.

Under the Maryland Statutory Trust Act (the “Maryland Act”), shareholders are not personally liable for obligations of the Trust. The Maryland Act entitles shareholders of the Trust to the same limitation of liability as is available to stockholders of corporations incorporated in the State of Maryland. However, no similar statutory or other authority limiting business trust shareholder liability exists in many other states. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of courts in such other states, those courts may not apply Maryland law and may subject the shareholders to liability. To offset this risk, the Declaration: (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees; and (ii) provides for indemnification out of the property of the applicable series of the Trust of any shareholder held personally liable for the obligations of the Trust solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (i) a court refuses to apply Maryland law; (ii) the liability arises under tort law or, if not, no contractual limitation of liability is in effect; and (iii) the applicable series of the Trust is unable to meet its obligations.

The Declaration provides that the Trustees will not be liable to any person other than the Trust or a shareholder and that a Trustee will not be liable for any act as a Trustee. Additionally, subject to applicable federal law, no person who is or who has been a Trustee or officer of the Trust shall be liable to the Trust or to any shareholder for money damages except for liability resulting from: (a) actual receipt of an improper benefit or profit in money, property or services; or (b) active and deliberate dishonesty established by a final judgment and which is material to the cause of action. However, nothing in the Declaration protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration requires indemnification of Trustees and officers of the Trust unless the recipient is liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

The Declaration provides that each shareholder, by virtue of becoming such, will be held to have expressly assented and agreed to the terms of the Declaration and the Bylaws of the Trust.

The Declaration provides that a shareholder of the Trust may bring a derivative action on behalf of the Trust only if the following conditions are met: (i) shareholders who hold at least 10% of the outstanding shares of the Trust, or 10% of the outstanding shares of the series or class to which such action relates, must join in the request for the Trustees to commence such action; and (ii) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Declaration also provides that no person, other than the Trustees, who is not a shareholder of a particular series or class shall be entitled to bring any derivative action, suit or other proceeding on behalf of or with respect to such series or class. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisers in the event that the Trustees determine not to bring such action.

The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). To the extent provided by the Trustees in the appointment of Series Trustees, Series Trustees: (i) may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust; (ii) may have, to the exclusion of any other Trustee of the Trust, all the powers and authorities of Trustees under the Declaration with respect to such series or class; and/or (iii) may have no power or authority with respect to any other series or class.

The term “majority of the outstanding shares” of either the Trust or a particular Fund or another investment portfolio of the Trust means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment policy, the vote of the lesser of: (i) 67% or more of the shares of the Trust or such Fund or portfolio present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or such Fund or portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Trust or such Fund or portfolio.

Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a Fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC staff, Officers and Trustees of a Fund and beneficial owners of 10% of the shares of a Fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act.

On September 24, 2015, the Board adopted an amendment to the Trust’s By-Laws to establish the state and federal courts sitting in the State of Maryland as the sole and exclusive forums for any shareholder (including a beneficial owner) to bring (i) any action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim or breach of a fiduciary duty owed by any Trustee, officer or employee, if any, of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, arising pursuant to any provision of the Maryland Statutory Trust Act or the Trust’s Declaration or By-Laws; or (iv) any action asserting a claim against the Trust, its Trustees, officers or employees, if any, governed by the internal affairs doctrine.

BOOK-ENTRY ONLY SYSTEM

The following information supplements and should be read in conjunction with the Shareholder Information section in the Prospectus.

The Depository Trust Company (“DTC”) acts as Securities Depository for the Shares of the Trust. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is a subsidiary of the Depository Trust and Clearing Corporation (“DTCC”), which is owned by its member firms including international broker/dealers, correspondent and clearing banks, mutual fund companies and investment banks. Access to the DTC system is also available to others such as banks, brokers, dealers and Trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Fund shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares.

Beneficial Owners of shares are not entitled to have shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all shares for all purposes.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares of the Funds, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of shares, unless the Trust makes other arrangements with respect thereto satisfactory to the Listing Exchange on which shares are listed.

PURCHASE AND REDEMPTION OF CREATION UNIT AGGREGATIONS

CREATION UNIT AGGREGATIONS

The Trust issues and sells shares of each Fund only in Creation Unit Aggregations. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of any Fund of the Trust, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board.

PURCHASE AND ISSUANCE OF CREATION UNIT AGGREGATIONS

General. The Trust issues and sells shares of each Fund only in Creation Units on a continuous basis through the Distributor, without a sales load, at the Fund’s NAV next determined after receipt by the Transfer Agent, on any Business Day (as defined herein), of an order in proper form. A “Business Day” with respect to each Fund is any day on which the Listing Exchange is open for business. As of the date of this SAI, the Listing Exchange observes the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Portfolio Deposit. Unless cash purchases are specified for a Fund, the consideration for purchase of a Creation Unit of shares of a Fund generally consists of the in-kind deposit of a designated portfolio of securities and other instruments (the “Deposit Securities”) generally corresponding pro rata (except in certain circumstances) to the Fund’s portfolio positions and an amount of cash computed as described below (the “Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for shares of a Fund. The Cash Component is an amount equal to the Balancing Amount (as defined below). The “Balancing Amount” is an amount equal to the difference between (x) the NAV (per Creation Unit) of the Fund and (y) the “Deposit Amount”, which is the market value (per Creation Unit) of the securities deposited with the Trust. The Balancing Amount serves the function of compensating for any differences between the NAV per Creation Unit and the Deposit Amount. If the Balancing Amount is a positive number (i.e., the net asset value per Creation Unit is more than the Deposit Amount), the Authorized Participant will deliver the Balancing Amount. If the Balancing Amount is a negative number (i.e., the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Balancing Amount. Payment of any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities shall be the sole responsibility of the Authorized Participant that purchased the Creation Unit. The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

NTI makes available through the NSCC on each Business Day, prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required quantity of each Deposit Security to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect purchases of Creation Units of a given Fund until such time as the next-announced Portfolio Deposit composition is made available.

The identity and number of shares of the Deposit Securities required for a Portfolio Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by NTI with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities constituting the relevant Underlying Index. The adjustments will reflect changes, known to NTI on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit, in the composition of the relevant Fund’s Underlying Index, or resulting from stock splits and other corporate actions.

In addition, the Trust reserves the right to permit or require the substitution of an amount of cash (that is a “cash in lieu” amount) to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC, the Clearing Process (discussed below), the Federal Reserve System for U.S. Treasury Securities (discussed below) or for other similar reasons. The Trust also reserves the right to permit or require a “cash in lieu” amount where the delivery of Deposit Securities by the Authorized Participant (as described below) would be restricted under the securities laws or where delivery of Deposit Securities to the Authorized Participant would result in the disposition of Deposit Securities by the Authorized Participant becoming restricted under the securities laws, and in certain other situations.

On a given Business Day, the Trust may require all Authorized Participants purchasing Creation Units on that day to deposit an amount of cash (that is a “cash in lieu” amount) to replace any Deposit Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below) or, in the case of a non-U.S. Deposit Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Deposit Security which may not be available in sufficient quantity or which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting. The Trust may in its discretion require an Authorized Participant to purchase Creation Units of a Fund in cash, rather than in-kind. On a given Business Day, the Trust may announce before the open of trading that all purchases of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a purchase order for Creation Units of a Fund from an Authorized Participant, the Trust may determine to require that purchase to be made entirely in cash.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Portfolio Deposit, on each Business Day, the Cash Component effective through and including the previous Business Day, per outstanding Creation Unit of each Fund, will be made available.

Procedures For Creation of Creation Units. To be eligible to place orders to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” Investors should contact the Distributor for the names of Authorized Participants. All shares of a Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all creation orders must be placed for one or more Creation Units and, whether through a Participating Party or a DTC Participant, must be received in proper form no later than the closing time of the regular trading session of the Listing Exchange (normally 4:00 p.m., Eastern time) and with respect to the FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund, no later than 2:00 p.m., Eastern time (“Closing Time”) on any Business Day in order for creation of Creation Units to be effected based on the NAV of shares of a Fund as next determined on such date.

The FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund and the FlexShares® ESG & Climate Emerging Markets Core Index Fund are hereinafter referred to as the “Foreign Funds.” All other Funds discussed in this SAI are hereinafter referred to as “Domestic Funds.” The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is timely received in proper form is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement, as described below. Economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Transfer Agent or an Authorized Participant.

All orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers have executed a Participant Agreement and only a small number of such Authorized Participants have international capabilities. Investors placing orders for Creation Units of a Domestic Fund through the Clearing Process should afford sufficient time to permit proper submission of the order to the Transfer Agent prior to the Closing Time on the Transmittal Date. Orders for Creation Units of a Domestic Fund that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Investors placing orders for Creation Units of a Domestic Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.

Investors placing orders for Creation Units of a Foreign Fund should ascertain the applicable deadline for cash transfers by contacting the operations department of the broker or depositary institution making the transfer of the Cash Component. This deadline is likely to be significantly earlier than the closing time of the regular trading session on the Listing Exchange. Investors should be aware that the Authorized Participant may require orders for Creation Units placed with it to be in the form required by the individual Authorized Participant, which form may not be the same as the form of purchase order specified by the Trust that the Authorized Participant must deliver to the Transfer Agent.

Placement of Creation Orders For Domestic Funds Using The Clearing Process. The Clearing Process is the process of creating or redeeming Creation Units. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Transfer Agent (also known as the Index Receipt Agent) to transmit to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Trust. An order to create Creation Units through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders For Domestic Funds Outside The Clearing Process. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities (other than U.S. government securities) directly through DTC, or through a transfer of U.S. government securities and cash directly through the Federal Reserve System. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 2:00 p.m., Eastern time, on the “Settlement Date.” The Settlement Date is typically the second Business Day following the Transmittal Date, except that the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High Yield Corporate Core Index Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will create and redeem Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding.

The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Settlement Date. An order to create Creation Units outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 2:00 p.m., Eastern time on the Settlement Date, such order may be canceled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of the Fund. The delivery of Creation Units so created generally will occur no later than the Settlement Date. Creation Units of a Domestic Fund may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of: (i) the Cash Component; plus (ii) at least 110%, which NTI may change from time to time, of the market value of the undelivered Deposit Securities (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Securities.

If an Authorized Participant determines to post an additional cash deposit as collateral for any undelivered Deposit Securities, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 2:00 p.m., Eastern time, on the date of requested settlement. If the Authorized Participant does not place its purchase order by the Closing Time or the Custodian does not receive federal funds in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to the Fund for any resulting losses. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 110%, which NTI may change from time to time, of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 2:00 p.m., Eastern time, on the Settlement Date or in the event a marked-to-market payment is not made within one Business Day following notification by the Transfer Agent that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.

Placement of Creation Orders For Foreign Funds. For the Foreign Funds, NTI shall cause the sub-custodians of the Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the designated Portfolio Deposit (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash in lieu” amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Transfer Agent from an Authorized Participant on its own or the Listing Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to the Trust, immediately available or same day funds estimated by the Trust to be sufficient to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit.

Acceptance of Purchase Order. Subject to the conditions that: (i) an irrevocable purchase order has been submitted by the Authorized Participant (either on its own or another investor’s behalf); and (ii) arrangements satisfactory to the Trust are in place for payment of the Cash Component and any other cash amounts which may be due, the Trust will accept the order, subject to its right (and the right of the Distributor and NTI) to reject any order until acceptance.

Once the Trust has accepted an order, upon next determination of the NAV of the shares, the Trust will confirm the issuance of a Creation Unit of the Fund, against receipt of payment, at such NAV. The Transfer Agent will then transmit a confirmation of acceptance to the Authorized Participant that placed the order.

The Trust reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Transfer Agent in respect of any Fund if: (a) the purchase order is not in proper form; (b) the purchaser or group of purchasers, upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (c) the Deposit Securities delivered are not as specified by NTI as described above; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust or NTI, have an adverse effect on the Trust or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor, Transfer Agent, Custodian, a sub-custodian or NTI make it for all practical purposes impossible to process purchase orders. Examples of such circumstances include acts of God; public service or utility problems; fires, floods or extreme weather conditions; power outages resulting in telephone, telecopy or computer failures; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, NTI, Transfer Agent, Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or Authorized Participant acting on behalf of such creator of its rejection of the purchase order. The Trust, Transfer Agent, Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust reserves the right, in its sole discretion, to suspend the offering of Shares of a Fund or to reject purchase orders when, in its judgment, such suspension or rejection would be in the best interests of the Trust or the Fund.

Issuance of a Creation Unit. Except as provided herein, a Creation Unit of shares of a Fund will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component, or transfer of cash, as applicable, have been completed. With respect to any non-U.S. Deposit Securities, when the applicable local sub-custodian(s) have confirmed to the Custodian that the required securities included in the Portfolio Deposit (or the cash value thereof) have been delivered to the account of the applicable local sub-custodian or sub-custodians, the Transfer Agent and the Investment Adviser shall be notified of such delivery, and the Trust will issue, and cause the delivery of the Creation Unit. Creation Units typically are issued on a T+2 basis (two Business Days after trade date) except the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High Yield Corporate Core Index Fund will generally settle on a T+1 basis (one Business Day after trade date). However, each Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 (T+1 basis for the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High Yield Corporate Core Index Fund) in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates or ex-dividend dates (the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

To the extent contemplated by an Authorized Participant’s agreement with the Distributor, the Trust will issue Creation Units to such Authorized Participant notwithstanding the fact that the corresponding Portfolio Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by such Authorized Participant’s delivery and maintenance of collateral having a value at least equal to 110%, which NTI may change from time to time, of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The only collateral that is acceptable to the Trust is cash in U.S. dollars. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. Information concerning the Trust’s current procedures for collateralization of missing Deposit Securities is available from the Transfer Agent. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the cash collateral.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis. All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Cash Transactions. The Funds may effect purchases and redemptions orders of a Creation Unit of Fund shares either fully or partly for cash. A Fund that intends to effect all or a portion of redemptions, as applicable, for cash, rather than in-kind, may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on these sales, this generally will cause the recognition of gain that might not otherwise have been recognized if it had not effected a redemption order either partly or entirely for cash, or to recognize such gain sooner than would otherwise be required. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the fund level and otherwise comply with the special tax rules that apply to it. This may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF that satisfies redemptions in-kind with portfolio securities.

Cash Purchase Method. When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases thereof. For the cash purchase portion, the investor must pay the cash equivalent of the designated subset of Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset the Trust’s brokerage and other transaction costs associated with using the cash to purchase the requisite Deposit Securities, the investor may be required to pay a fixed purchase transaction fee, plus an additional variable charge for cash purchases. The transaction fees for in-kind and cash purchases of Creation Units are described below.

Purchase Transaction Fee. Purchasers of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust. Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services. A fixed purchase transaction fee payable to the Trust is imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance of Creation Units. The standard purchase transaction fee will be the same with respect to an order regardless of the number of Creation Units purchased. The Trust may from time to time waive the standard transaction fee. The Authorized Participant may also be required to pay an additional variable charge to compensate the Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash purchases of Creation Units (up to the maximum amount shown below). Where the Trust permits an in-kind purchaser to substitute cash in lieu of depositing a portion of the Deposit Securities, the purchaser also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a purchase, those transaction costs will be borne by the Fund’s shareholders and negatively affect the Fund’s performance. The purchase transaction fees for in-kind purchases and cash purchases (when available) are listed in the table below. This table is subject to revision from time to time.

NAME OF FUND	Fee for In-Kind and Cash Purchases	Maximum Additional Variable Charge for Cash Purchase*
FlexShares® ESG & Climate US Large Cap Core Index Fund	$500	3.00%
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	$4,500	3.00%
FlexShares® ESG & Climate Emerging Markets Core Index Fund	$6,000	3.00%
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	$500	3.00%
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	$500	3.00%

*	As a percentage of the net asset value per Creation Unit.

Redemption of Creation Units. Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Fund through the Transfer Agent and only on a Business Day. The Trust will not redeem shares in amounts less than Creation Units. Beneficial owners also may sell shares in the secondary market, but must accumulate enough Fund shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit.

With respect to each Fund, NTI makes available through the NSCC prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit generally consist of Fund Securities as announced by NTI through the NSCC on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities, less the redemption transaction fee described below (“Cash Redemption Amount”). The redemption transaction fee described below is deducted from such redemption proceeds. In the event that the Fund Securities have a value greater than the NAV of the Fund shares, a compensating cash payment equal to such difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

On a given Business Day, the Trust may require all Authorized Participants redeeming Creation Units on that day to receive an amount of cash (that is a “cash in lieu” amount) to replace any Fund Security that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed above) or, in the case of a non-U.S. Fund Security, the security or instrument is not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances. The Trust also reserves the right to permit a “cash in lieu” to replace any Fund Security which may not be eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting or if a shareholder would be subject to unfavorable income tax treatment if the shareholder received redemption proceeds in-kind. On a given Business Day, the Trust may announce before the open of trading that all redemptions of Creation Units of a Fund on that day will be made entirely in cash or, upon receiving a redemption order for Creation Units of the Fund from an Authorized Participant, the Trust may determine to require that redemption to be made entirely in cash.

When cash redemptions of Creation Units are specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. The investor will receive the cash equivalent of the designated Fund Securities it would otherwise have received through an in-kind redemption, plus the same Cash Redemption Amount required to be paid to an in-kind redeemer. In addition, to offset the Trust’s brokerage and other transaction costs associated with a cash redemption, the investor will be required to pay a fixed redemption transaction fee, plus an additional variable charge for cash redemptions, which is expressed as a percentage of the value per Creation Unit. The transaction fees for in-kind and cash redemptions of Creation Units are described below.

Investors will bear the costs of transferring the Fund Securities from the Trust to their account on their order. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. A fixed redemption transaction fee payable to the Trust also is imposed to offset transfer and other transaction costs that may be incurred by the relevant Fund. The standard redemption transaction fee will be the same with respect to an order regardless of the number of Creation Units redeemed. The Trust may from time to time waive the standard transaction fee. The Authorized Participant may also be required to pay a variable transaction fee to compensate the relevant Fund for certain brokerage, tax, foreign exchange, execution, market impact and other costs and expenses related to the execution of trades resulting from cash redemptions of Creation Units (up to the maximum amount shown below). Where the Trust requires or permits an in-kind redeemer to substitute cash in lieu of receiving a portion of the Deposit Securities, the redeemer also will be assessed an additional variable transaction charge (up to the maximum amount shown below). To the extent the Fund cannot recoup the amount of transaction costs incurred in connection with a redemption, those transaction costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance. The redemption transaction fee for redemptions in-kind and for cash and the additional variable charge for cash redemptions (when cash redemptions are available or specified) are listed in the table below.

NAME OF FUND	Fee for In-Kind and Cash Redemptions	Maximum Additional Variable Charge for Cash Redemption*
FlexShares® ESG & Climate US Large Cap Core Index Fund	$500	2.00%
FlexShares® ESG & Climate Developed Markets ex-US Core Index Fund	$4,500	2.00%
FlexShares® ESG & Climate Emerging Markets Core Index Fund	$6,000	2.00%
FlexShares® ESG & Climate High Yield Corporate Core Index Fund	$500	2.00%
FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund	$500	2.00%

*	As a percentage of the net asset value per Creation Unit, inclusive of the standard transaction fee.

Placement of Redemption Orders For Domestic Funds Using The Clearing Process. Orders to redeem Creation Units of Domestic Funds through the Clearing Process must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units using the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after the Closing Time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the second NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders For Domestic Funds Outside The Clearing Process. Orders to redeem Creation Units of Domestic Funds outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of shares directly through DTC. An order in good form to redeem Creation Units outside the Clearing Process is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Transfer Agent not later than the Closing Time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of the Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the contracted settlement date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are generally expected to be delivered within two Business Days and the Cash Redemption Amount to the Authorized Participant on behalf of the redeeming Beneficial Owner by the Settlement Date. Each of the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High Yield Corporate Core Index Fund will generally settle transactions on a T+1 basis. In certain cases Authorized Participants will redeem and create Creation Units of the same Fund on the same trade date. In these instances, the Trust reserves the right to settle these transactions on a net basis.

Placement of Redemption Orders For Foreign Funds. Orders to redeem Creation Units must be delivered through an Authorized Participant. An order in good form to redeem Creation Units is deemed received by the Trust on the Transmittal Date if: (i) a request in satisfactory form to the Trust is received by the Transfer Agent not later than the Closing Time on the Transmittal Date; (ii) such order is accompanied or followed by the requisite number of shares of a Fund specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 10:00 a.m., Eastern time, on the next Business Day following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. Deliveries of Fund Securities to redeeming investors generally will be made within two Business Days. Due to the schedule of holidays in certain countries, however, the delivery of in-kind redemption proceeds for a Foreign Fund may take longer than two Business Days after the Transmittal Date. In such cases, the local market settlement procedures will not commence until the end of local holiday periods.

Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. At any given time there will be only a limited number of broker-dealers that have executed an Authorized Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of the shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.

In connection with taking delivery of shares of non-U.S. Fund Securities upon redemption of shares of the Fund, a redeeming Beneficial Owner or Authorized Participant acting on behalf of such Beneficial Owner must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the portfolio securities are customarily traded, to which account such portfolio securities will be delivered.

To the extent permitted by an Authorized Participant’s agreement with the Distributor, in the event the Authorized Participant that has submitted a Redemption Order in proper form is unable to transfer the Fund Shares to the Custodian, at or prior to 10:00 a.m.,

Eastern time, on the next Business Day following the Transmittal Date, the Fund at its discretion may, in reliance on the undertaking by the Authorized Participant to deliver the missing Fund Shares as soon as possible, allow the Authorized Participant to provide and maintain collateral to secure the Authorized Participant’s obligation to deliver Fund Shares. The collateral provided must be in US dollars, with an initial value at least equal to 110% of the value of the entire Redemption Order (marked-to-market daily). The collateral percentage required may change from time to time. Such cash collateral must be requested no later than 10:00 a.m. Eastern Time, and delivered no later than 2:00 p.m., Eastern Time, on the Listing Exchange business day after the date of submission of such redemption request. The Trust’s current procedures require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Trust’s Custodian and marked to market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The cash collateral posted by the Authorized Participant may be invested at the risk of the Authorized Participant, and income, if any, on invested cash collateral will be paid to that Authorized Participant. The Participant Agreement may permit the Trust to purchase the missing shares or acquire the portfolio securities and the Cash Component underlying such shares at any time and subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, portfolio securities or Cash Component and the cash collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered upon redemption will be made by the Trust according to the procedures set forth under “Determination of Net Asset Value” in the Funds’ Prospectus and “Net Asset Value” below computed on the Business Day on which a redemption order is deemed received in good form by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of shares of the relevant Fund are delivered to Transfer Agent prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by Trust on such Transmittal Date. If, however, a redemption order is submitted to the Transfer Agent by a DTC Participant not later than the Closing Time on the Transmittal Date but either: (i) the requisite number of shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on such Transmittal Date; or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered will be computed on the Business Day that such order is deemed received by the Trust, (i.e., the Business Day on which the shares of the relevant Fund are delivered through DTC to the Transfer Agent by the DTC Cut-Off-Time) on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the portfolio securities, the Trust may in its discretion exercise its option to redeem such shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that the Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the net asset value of its shares based on the NAV of shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional variable charge for cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of portfolio securities of the Fund).

Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Fund could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to particular securities included in the Fund Securities applicable to the redemption of a Creation Unit may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

Because the portfolio securities of a Foreign Fund may trade on the relevant exchange(s) on days that the Listing Exchange is closed or are otherwise not Business Days for the Fund, shareholders may not be able to redeem their shares of the Fund, or to purchase or sell shares of the Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant foreign markets.

The right of redemption may be suspended or the date of payment postponed with respect to any Fund: (1) for any period during which the New York Stock Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the New York Stock Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of its NAV is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.

Custom Baskets. The Funds will accept “custom baskets” and as a result Creation Unit baskets may differ. A custom basket may consist of the following: (i) a basket that is composed of a non-representative selection of a Fund’s portfolio holdings; (ii) a basket that is representative of a Fund’s portfolio holdings and is different from the initial basket used in transactions earlier on the same business day; or (iii) a basket that contains bespoke cash substitutions for a single Authorized Participant. The Funds have adopted policies and procedures that govern the construction and acceptance of baskets. Such policies and procedures provide the parameters for the construction and acceptance of custom baskets that are in the best interests of the Funds and its shareholders, establish processes for revisions to, or deviations from, such parameters, and specify the titles and roles of NTI employees who are required to review each custom basket for compliance with those parameters. The policies and procedures impose different requirements for different types of custom baskets. NTI has established a governance process to oversee basket compliance for the Funds, as set forth in the Funds’ policies and procedures.

TAXES

The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Funds or their shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal income tax consequences in the Prospectus and this SAI are based on the Code and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

FEDERAL - GENERAL INFORMATION

Each Fund intends to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As a regulated investment company, each Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, each Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of each Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which: (a) the Fund has not invested more than 5% of the value of its total assets in securities of the issuer; and (b) the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of each Fund’s total assets may be invested in the securities of: (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies); (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses; or (3) one or more qualified publicly traded partnerships.

Third, each Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss), before taking into account any deduction for dividends paid, and 90% of its tax-exempt income, if any, for the year.

Each Fund intends to comply with these requirements. If a Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year a Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, taxable shareholders would recognize dividend income on distributions (including distributions attributable to tax-exempt income) to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to currently distribute an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses) by the end of each calendar year. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income each calendar year to avoid liability for this excise tax.

Each Fund intends to distribute annually to their shareholders substantially all of their investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 21%) on the amount retained. In that event, such Fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who, in such case, (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount; (b) will be entitled to credit their proportionate shares of the tax paid by such Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any; and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to the amount of undistributed capital gains included in the shareholder’s income reduced by their proportionate share of the taxes paid. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by such Fund upon filing appropriate returns or claims for refund with the Internal Revenue Service (“IRS”).

Distributions of net realized long-term capital gains, if any, that a Fund designates as capital gains dividends are taxable as long-term capital gains, regardless of how long a shareholder has held shares of such Fund. All other dividends of a Fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

If an individual trust or estate receives a qualified dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend: (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period; or (ii) in an amount greater than 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of a Fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of such Fund, and as a capital gain thereafter (if the shareholder holds his shares of such Fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by a Fund that are attributable to dividends received by a Fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If a Fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in such Fund’s gross income not as of the date received but as of the later of: (a) the date such stock became ex-dividend with respect to such dividends (that is, the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends); or (b) the date such Fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, a Fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

BACK-UP WITHHOLDING

In certain cases, if a shareholder: (1) has failed to provide a correct taxpayer identification number; (2) is subject to backup withholding by the IRS; (3) has failed to certify to a Fund that such shareholder is not subject to backup withholding; or (4) has not certified that such shareholder is a U.S. person (including a U.S. resident alien), 24% of the dividends and distributions payable to such shareholder will be withheld and remitted to the U.S. Treasury.

SECTIONS 351 AND 362

The Trust on behalf of each Fund has the right to reject an order for a purchase of shares of a Fund if the purchaser (or group of purchasers) would, upon obtaining the shares so ordered, own 80% or more of the outstanding shares of a given Fund and if, pursuant to Sections 351 and 362 of the Code, that Fund would have a basis in the securities different from the market value of such securities on the date of deposit. If a Fund’s basis in such securities on the date of deposit was less than market value on such date, such Fund, upon disposition of the securities, would recognize more taxable gain or less taxable loss than if its basis in the securities had been equal to market value. It is not anticipated that the Trust will exercise the right of rejection except in a case where the Trust determines that accepting the order could result in material adverse tax consequences to a Fund or its shareholders. The Trust also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

QUALIFIED DIVIDEND INCOME

Distributions by each Fund of investment company taxable income (excluding any short-term capital gains) whether received in cash or shares will be taxable either as ordinary income or as qualified dividend income, eligible for the reduced maximum rate to individuals of 20% to the extent each Fund receives qualified dividend income on the securities it holds and such Fund designates the distribution as qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). A dividend will not be treated as qualified dividend income to the extent that: (i) the shareholder has not held the shares on which the dividend was paid for more than 60 days during the 121-day period that begins on the date that is 60 days before the date on which the shares become ex dividend with respect to such dividend (and each Fund also satisfies those holding period requirements with respect to the securities it holds that paid the dividends distributed to the shareholder); (ii) the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to substantially similar or related property; or (iii) the shareholder elects to treat such dividend as investment income under section 163(d)(4)(B) of the Code. Distributions by each Fund of its net short-term capital gains will be taxable as ordinary income. Capital gain distributions consisting of each Fund’s net capital gains will be taxable as long-term capital gains except to the extent of any “unrecaptured section 1250 gains” which are taxed at a maximum rate of 25%.

CORPORATE DIVIDENDS RECEIVED DEDUCTION

A Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends it received from U.S. domestic corporations may be eligible, in the hands of such shareholders, for the corporate dividends received deduction, subject to certain holding period requirements and debt financing limitations.

NET CAPITAL LOSS CARRYFORWARDS

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, a Fund is permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. The Funds have no pre-enactment loss carry forwards since the Funds commenced operations after the effective date of the Act. Post-enactment capital loss carry forwards will retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under previous law.

EXCESS INCLUSION INCOME

Certain types of income received by a Fund from REITs, real estate mortgage investment conduits (“REMICs”), taxable mortgage pools or other investments may cause a Fund to designate some or all of its distributions as “excess inclusion income.” To Fund shareholders such excess inclusion income may: (1) constitute taxable income, as “unrelated business taxable income” (“UBTI”) for those shareholders who would otherwise be tax-exempt such as individual retirement accounts, 401(k) accounts, Keogh plans, pension plans and certain charitable entities; (2) as UBTI cause a charitable remainder Trust to be subject to a 100% excise tax on its UBTI; (3) not be offset against net operating losses for tax purposes; (4) not be eligible for reduced U.S. withholding for non-U.S. shareholders even from tax treaty countries; and (5) cause a Fund to be subject to tax if certain “disqualified organizations” as defined by the Code are Fund shareholders.

TAXATION OF INCOME FROM CERTAIN FINANCIAL INSTRUMENTS, REITS AND PFICS

The tax principles applicable to transactions in financial instruments and futures contracts and options that may be engaged in by a Fund including the effect of fluctuations in the value of foreign currencies, and investments in REITS and passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause a Fund to recognize taxable income prior to the receipt of cash, thereby requiring such Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax. Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which a Fund invests, such Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if such Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Under the Tax Cuts and Jobs Act (the “2017 Tax Act”), “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are eligible for a 20% deduction by individuals and other non-corporate taxpayers. A regulated investment company (such as a Fund) may pay and report “section 199A dividends” to its shareholders with respect to the regulated investment company’s qualified REIT dividends. The amount of section 199A dividends that a Fund may pay and report to its shareholders is limited to the excess of the “qualified REIT dividends” that the Fund receives from REITs for a taxable year over the Fund’s expenses allocable to such dividends. A shareholder may treat section 199A dividends received with respect to a share of a Fund as “qualified REIT dividends” if the shareholder has held the share for more than 45 days during the 91-day period beginning 45 days before the date on which the share becomes ex-dividend, but only to the extent that the shareholder is not under an obligation (under a short-sale or otherwise) to make related payments with respect to positions in substantially similar or related property. A shareholder may include 20% of the shareholder’s “qualified REIT dividends” in the computation of the shareholder’s “combined qualified business income amount” under Code Section 199A. Code Section 199A allows a taxpayer (other than a corporation) a deduction for a taxable year equal to the lesser of (A) the taxpayer’s “combined qualified business income amount” or (B) 20% of the excess of the taxpayer’s taxable income over the taxpayer’s net capital gain for the year.

SALES OF SHARES

Upon the sale or exchange of shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and the basis of the shares. A redemption of shares by a Fund will be treated as a sale for this purpose. Except as provided below, such gain or loss will be treated as capital gain or loss if the shares are held as capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in a Fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Fund share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

OTHER TAXES

Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

TAXATION OF NON-U.S. SHAREHOLDERS

Dividends paid by a Fund to non-U.S. shareholders are generally subject to withholding tax at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or W-8BEN-E, as applicable, certifying its entitlement to benefits under a treaty. Certain interest related dividends and short term capital gain dividends as designated by a Fund are not subject to this 30% withholding tax if the shareholder provides a properly completed Form W-8BEN or W-8BEN-E, applicable. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN, W-8BEN-E or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of a Fund.

Certain dividends paid to a non-U.S. shareholder that fails to make certain required certifications, or that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471, are generally subject to a U.S. withholding tax at a 30% rate. The extent, if any, to which such withholding tax may be reduced or eliminated by an applicable tax treaty is unclear. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

REPORTING

If a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder may be required to file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases exempted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not exempted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances. Certain tax-exempt entities and their managers may be subject to excise tax if they are parties to certain reportable transactions.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including under state, local and foreign tax laws. Finally, the foregoing discussion is based on applicable provisions of the Code, regulations, judicial authority and administrative interpretations in effect on the date of this Statement of Additional Information. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

NET ASSET VALUE

Net asset value is determined as indicated under “Determination of Net Asset Value” in the Funds’ Prospectus.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. Eastern Standard Time. On any business day when the Securities Industry and Financial Markets Association (“SIFMA”) recommends that the bond markets close early, the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High Yield Corporate Core Index Fund reserve the right to close at or prior to the SIFMA recommended closing time and credit will be given on the next business day. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, each Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff. The Trust reserves the right to reprocess purchase and redemption transactions that were processed at a NAV other than the Fund’s official closing NAV. For instance, if a pricing error is discovered that impacts a Fund’s NAV, the corrected NAV would be the official closing NAV and the erroneous NAV would be a NAV other than the Fund’s official closing NAV. Those transactions that were processed using the erroneous NAV may then be reprocessed using the official closing NAV.

DIVIDENDS AND DISTRIBUTIONS

GENERAL POLICIES

Dividends from net investment income, including any net foreign currency gains, are generally declared and paid at least quarterly (the FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund and the FlexShares® ESG & Climate High

Yield Corporate Core Index Fund generally declare and pay any dividends monthly) and any net realized securities gains, if any, generally are distributed at least annually. In order to improve tracking error or comply with the distribution requirements of the Code, dividends may be declared and paid more frequently for certain Funds. Dividends and securities gains distributions are distributed in U.S. dollars and cannot be automatically reinvested in additional shares of the Funds. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of such Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

DIVIDEND REINVESTMENT SERVICE

No dividend reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of Funds for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market.

OTHER INFORMATION

COUNSEL

Stradley Ronon Stevens & Young, LLP, located at 2005 Market Street, Suite 2600, Philadelphia, Pennsylvania 19103, serves as counsel to the Trust.

Faegre Drinker Biddle & Reath LLP, with offices at One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103, serves as special counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 111 South Wacker Drive, Chicago, Illinois 60606-4301, serves as the independent registered public accounting firm of the Trust, audits the Funds’ financial statements and may perform other services.

ADDITIONAL INFORMATION

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Trust’s Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other documents referred to are not necessarily complete, and in each instance reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

APPENDIX A

As stated in the Prospectus, the Funds may enter into certain futures transactions. Some of these transactions are described in this Appendix. The Funds may also enter into other futures transactions or other securities and instruments that are available in the markets from time to time.

I.	Index and Security Futures Contracts

A stock index assigns relative values to the stocks included in the index, which fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the S&P 500 or the New York Stock Exchange Composite Index. In contrast, certain futures contracts relate to narrower market indexes, such as the S&P 100® or indexes based on an industry or market segment, such as oil and gas stocks. Since 2001, trading has been permitted in futures based on a single stock and on narrow-based security indexes (as defined in the Commodity Futures Modernization Act of 2000) (together “security futures”; broader-based index futures are referred to as “index futures”). Some futures contracts are traded on organized exchanges regulated by the CFTC. These exchanges may be either designated by the CFTC as a contract market or registered with the CFTC as a Derivatives Transaction Execution Facility (DTEF). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract. Futures contracts also may be traded on electronic trading facilities or over-the-counter. These various trading facilities are licensed and/or regulated by varying degrees by the CFTC. To the extent consistent with its investment objective, a Fund may also engage in transactions, from time to time, in foreign stock index futures such as the ALL-ORDS (Australia), CAC40 (France), TOPIX (Japan) and the FTSE-100 (United Kingdom).

II.	Futures Contracts on Foreign Currencies

A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of foreign currency for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Fund to help the Fund track the price and yield performance of its Underlying Index.

III.	Margin Payments

Unlike purchases or sales of portfolio securities, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Funds will be required to deposit with the broker or in a segregated account with a custodian or sub-custodian an amount of liquid assets, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Funds upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” For example, when a Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. Prior to expiration of the futures contract, the Investment Adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate a Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

IV.	Risks of Transactions in Futures Contracts

There are several risks in connection with the use of futures by the Funds, even for futures that are used for hedging (non-speculative) purposes. One risk arises because of the imperfect correlation between movements in the price of the futures and movements in the price of the instruments which are the subject of the hedge. The price of the future may move more than or less than the price of the instruments being hedged. If the price of the futures moves less than the price of the instruments which are the subject of the hedge, the hedge will not be fully effective but, if the price of the instruments being hedged has moved in an unfavorable direction, a Fund would be in a better position than if it had not hedged at all. If the price of the instruments being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the futures. If the price of the futures moves more than the

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price of the hedged instruments, the Fund involved will experience either a loss or gain on the futures which will not be completely offset by movements in the price of the instruments that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of instruments being hedged and movements in the price of futures contracts, the Funds may buy or sell futures contracts in a greater dollar amount than the dollar amount of instruments being hedged if the volatility over a particular time period of the prices of such instruments has been greater than the volatility over such time period of the futures, or if otherwise deemed to be appropriate by the Investment Adviser. Conversely, a Fund may buy or sell fewer futures contracts if the volatility over a particular time period of the prices of the instruments being hedged is less than the volatility over such time period of the futures contract being used, or if otherwise deemed to be appropriate by the Investment Adviser.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures and the instruments being hedged, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through off-setting transactions which could distort the normal relationship between the cash and futures markets. Second, with respect to financial futures contracts, the liquidity of the futures market depends on participants entering into off-setting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced thus producing distortions. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Investment Adviser may still not result in a successful hedging transaction over a short time frame.

In general, positions in futures may be closed out only on an exchange, board of trade or other trading facility, which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on trading facilities where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any trading facility will exist for any particular contract or at any particular time. In such an event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Funds would continue to be required to make daily cash payments of variation margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Further, it should be noted that the liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

Successful use of futures by Funds is also subject to the Investment Adviser’s ability to predict correctly movements in the direction of the market. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Futures purchased or sold by a Fund (and related options) may be traded on foreign exchanges. Participation in foreign futures and foreign options transactions involves the execution and clearing of trades on or subject to the rules of a foreign board of trade. Neither the National Futures Association nor any domestic exchange regulates activities of any foreign boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, customers who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act,

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the CFTC regulations and the rules of the National Futures Association and any domestic exchange or other trading facility (including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange), nor the protective measures provided by the Securities and Exchange Commission’s rules relating to security futures. In particular, the investments of the Funds in foreign futures, or foreign options transactions may not be provided the same protections in respect to transactions on United States futures trading facilities. In addition, the price of any foreign futures or foreign options contract may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised.

V.	Options on Futures Contracts

The Funds may purchase and write options on the futures contracts described above. A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option of a futures contract at a specified price at any time during the period of the option. Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price. Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss. A Fund will be required to deposit initial margin and variation margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. Net option premiums received will be included as initial margin deposits.

Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). See “Risks of Transactions in Futures Contracts” above. In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not correspond to changes in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

VI.	Other Matters

The Funds intend to comply with the regulations of the CFTC exempting it from registration as a “Commodity Pool Operator”. The Funds are operated by persons who have claimed an exclusion from the definition of the term “Commodity Pool Operator” with respect to the Funds under the Commodity Exchange Act and, therefore, are not subject to registration or regulations as a pool operator with respect to the Funds under such Act. In order to continue to claim exclusion from registration as a “commodity pool operator” with respect to the Funds, each Fund is limited in its ability to use futures, options and swaps subject to regulation under the CEA for purposes other than bona fide hedging, which is narrowly defined. With respect to transactions other than for bona fide hedging purposes, either: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in such investments may not exceed 5% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such investments), or (2) the aggregate net notional value of such instruments may not exceed 100% of the liquidation value of the Fund’s assets (after accounting for unrealized profits and unrealized losses on any such positions). In addition to meeting one of the foregoing trading limitations, a Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the futures, options or swaps markets. Accounting for futures contracts will be in accordance with generally accepted accounting principles.

-A- 3

APPENDIX B

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

“NR” – This indicates that a rating has not been assigned or is no longer assigned.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 reflect a superior ability to repay short-term obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 reflect a strong ability to repay short-term obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 reflect an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

-B- 1

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention.1 Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar® Ratings Limited (“DBRS Morningstar”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS Morningstar for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

[1]	A long-term rating can also be used to rate an issue with short maturity.

-B- 2

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

-B- 3

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to “D” if it is subject to a distressed debt restructuring

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer can differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

-B- 4

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS Morningstar long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS Morningstar for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

-B- 5

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS Morningstar may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

•	Amortization schedule – the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment – the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the global short-term Prime rating scale (listed above under Short-Term Credit Ratings) for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity.

For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales, the Municipal Investment Grade (“MIG”) and Variable Municipal Investment Grade (“VMIG”) scales provided below.

Moody’s uses the MIG scale for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, Moody’s uses the MIG scale for bond anticipation notes with maturities of up to five years.

MIG Scale

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal

-B- 6

and interests payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.

Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR”.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings are forward-looking opinions on the relative ability of an entity or obligation to meet financial commitments. Issuer default ratings (IDRs) are assigned to corporations, sovereign entities, financial institutions such as banks, leasing companies and insurers, and public finance entities (local and regional governments). Issue level ratings are also assigned, often include an expectation of recovery and may be notched above or below the issuer level rating. Issue ratings are assigned to secured and unsecured debt securities, loans, preferred stock and other instruments. Credit ratings are indications of the likelihood of repayment in accordance with the terms of the issuance. In limited cases, Fitch may include additional considerations (i.e., rate to a higher or lower standard than that implied in the obligation’s documentation).

DBRS Morningstar offers independent, transparent, and innovative credit analysis to the market.Credit ratings are forward-looking opinions about credit risk that reflect the creditworthiness of an issuer, rated entity, security and/or obligation based on DBRS Morningstar’s quantitative and qualitative analysis in accordance with applicable methodologies and criteria. They are meant to provide opinions on relative measures of risk and are not based on expectations of, or meant to predict, any specific default probability. Credit ratings are not statements of fact. DBRS Morningstar issues credit ratings using one or more categories, such as public, private, provisional, final(ized), solicited, or unsolicited. From time to time, credit ratings may also be subject to trends, placed under review, or discontinued. DBRS Morningstar credit ratings are determined by credit rating committees.

-B- 7

APPENDIX C

-C- 1

UNITED STATES

SRI PROXY VOTING GUIDELINES

2021 Policy Recommendations

Published December 27, 2020

ISSGOVERNANCE.COM
© 2020 | Institutional Shareholder Services and/or its affiliates

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1.	Board of Directors

A corporation’s board of directors sits at the apogee of the corporate governance system. Though they normally delegate responsibility for the management of the business to the senior executives they select and oversee, directors bear ultimate responsibility for the conduct of the corporation’s business. The role of directors in publicly held corporations has undergone considerable change in recent years. Once derided as rubber stamps for management, directors of public corporations today are expected to serve as effective guardians of shareholders’ interests.

Voting on directors and board-related issues is the most important use of the shareholder franchise, not simply a routine proxy item. Although uncontested director elections do not present alternative nominees from whom to choose, a high percentage of opposition votes is an expression of shareholder dissatisfaction and should be sufficient to elicit a meaningful response from management.

The role and responsibilities of directors has increasingly been the subject of much discussion and debate, given the current economic climate and the difficulties many companies now face in their respective markets. Influential organizations, including the American Law Institute, the American Bar Association, the National Association of Corporate Directors, and the Business Roundtable have issued reports and recommendations regarding the duties and accountability of corporate boards. Both mainstream and alternative media outlets have highlighted the numerous gaps within risk oversight of company boards and individual directors, and many institutional investors, in response, have capitalized on their rights as stakeholders to prompt changes. Corporations have taken notice, implementing many of the reforms championed by their shareholders.

Although differences of opinion remain, a fairly strong consensus has emerged on a number of key issues. It is widely agreed that the board’s most important responsibility is to ensure that the corporation is managed in the shareholders’ best long-term economic interest. This will often require boards to consider the impact of their actions on other constituencies, including employees, customers, local communities, and the environment.

∎	The board’s principal functions are widely agreed to consist of the following:
∎	To select, evaluate, and if necessary, replace management, including the chief executive officer;
∎	To review and approve major strategies and financial objectives;
∎	To advise management on significant issues;
∎	To assure that effective controls are in place to safeguard corporate assets, manage risk, and comply with the law; and
∎	To nominate directors and otherwise ensure that the board functions effectively.

Boards are expected to have a majority of directors independent of management. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as Chairman of the board. Key committees of the board are expected to be entirely independent of management. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Individual directors, in turn, are expected to devote significant amounts of time to their duties, to limit the number of directorships they accept, and to own a meaningful amount of stock in companies on whose boards they serve. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders. Shareholders are also asked to vote on a number of other matters regarding the role, structure, and composition of the board. Social Advisory Services classifies directors as either executive, non-independent non-executive, or independent directors.

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Uncontested Election of Directors

Four broad principles apply when determining votes on director nominees:

1.

Board Accountability: Accountability refers to the promotion of transparency into a company’s governance practices and annual board elections and the provision to shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote or management proposals that receive significant opposition and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.

Director Diversity/Competence: Companies should seek a diverse board of directors who can add value to the board through their specific skills or expertise and who can devote sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members. Boards should be sufficiently diverse to ensure consideration of a wide range of perspectives.

Social Advisory Services Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on a case-by-case basis):

Board Accountability

Vote against or withhold from the entire board of directors (except new nominees, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant an against/withhold recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to a classified board structure, supermajority vote requirements, a majority vote standard for director elections with no carve out for contested elections, inability forshareholders to call special meetings or act by written consent, a multi-class capital structure, and/or a non-shareholder approved poison pill.

1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

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Poison Pilils: Vote against/withhold from all nominees (except new nominees, who should be considered case-by-case) if:

∎	The company has a poison pill that was not approved by shareholders[2]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote);
∎	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
∎	The pill, whether short-term[3] or long-term, has a deadhand or slowhand feature.

Problematic Audit-Related Practices

Vote against/withhold from the members of the audit committee if:

∎	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification);
∎	The company receives an adverse opinion on the company’s financial statements from its auditor; or
∎	There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the audit committee and potentially the full board if:

∎	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item, or, in egregious situations, vote against/withhold from members of the compensation committee and potentially the full board if:

∎	There is a significant misalignment between CEO pay and company performance (pay-for-performance);
∎	The company maintains significant problematic pay practices including options backdating, excessive perks and overly generous employment contracts etc.;
∎	The board exhibits a significant level of poor communication and responsiveness to shareholders;
∎	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm’s equity plan;
∎	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
∎	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

2 Public shareholders only, approval prior to a company’s becoming public is insufficient.

3 If the short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.

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Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

∎	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
∎	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
∎	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
∎	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
∎	Any other relevant factors.

Material Environmental, Social and Governance (ESG) Risk Oversight Failures

Vote against/withhold from directors individually, committee members, or potentially the entire board, due to:

∎	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company, including failure to adequately guard against or manage ESG risks;
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
∎	Failure to replace management as appropriate; or
∎	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders. Considering the following factors:

∎	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
∎	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
∎	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
∎	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
∎	The company’s ownership structure;
∎	The company’s existing governance provisions;

4 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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∎	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
∎	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

∎	Classified the board;
∎	Adopted supermajority vote requirements to amend the bylaws or charter; or
∎	Eliminated shareholders’ ability to amend bylaws.

Problematic Governance Structure – Newly Public Companies

For newly public companies5, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

∎	Supermajority vote requirements to amend the bylaws or charter;
∎	A classified board structure; or
∎	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Problematic Capital Structure – Newly Public Companies

For newly public companies, generally vote against or withhold from the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Management Proposals to Ratify Existing Charter or Bylaw Provisions:

Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;

5 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights: Restricting Binding Shareholder Proposals

Generally vote against or withhold from the members of the governance committee if:

∎	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Board Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

∎	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
∎	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
∎	Rationale provided in the proxy statement for the level of implementation;
∎	The subject matter of the proposal;
∎	The level of support for and opposition to the resolution in past meetings;
∎	Actions taken by the board in response to the majority vote and its engagement with shareholders;
∎	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
∎	Other factors as appropriate.
∎	The board failed to act on takeover offers where the majority of shares are tendered;
∎	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

∎	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
∎	The company’s response, including:

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∎	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);
∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
∎	Other recent compensation actions taken by the company;
∎	Whether the issues raised are recurring or isolated;
∎	The company’s ownership structure; and
∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
∎	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Director Independence

Vote against/withhold from the entire board if the full board is less than majority independent.

Vote against/withhold from non-independent directors (executive directors and non-independent non-executive directors per the Categorization of Directors) when:

∎	The non-independent director serves on the audit, compensation, or nominating committee;
∎	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
∎	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Board Composition

Board Diversity

Vote against/withhold from individual directors (except new nominees) who:

∎	Serve as members of the nominating committee and the board lacks at least one woman and one racially diverse director, and the board is not at least 30 percent diverse. If the company does not have a formal nominating committee, vote against/withhold votes from the entire board of directors.

Vote against/withhold from other directors on a case-by-case basis.

Competence

Attendance at Board and Committee Meetings

Generally vote against or withhold from directors (except nominees who served only part of the fiscal year6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

6 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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∎	Medical issues/illness;
∎	Family emergencies; and
∎	If the director’s total service was three meetings or fewer and the director missed only one meeting.

In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors

Vote against or withhold from individual directors who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — withhold only at their outside boards[7].

7 Although all of a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Classification of Directors – U.S.

1.	Executive Director
1.1.	Current officer[i] of the company or one of its affiliatesii.
2.	Non-Independent Non-Executive Director

Board	Identification

2.1.	Director identified as not independent by board. Controlling/Significant Shareholder

2.2.	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).

Current	Employment at Company or Related Company

2.3.	Non-officer employee of the firm (including employee representatives).

2.4.	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company. Former Employment 2.5. Former CEO of the companyiii,iv.

2.6.	Former non-CEO officer[i] of the company or an affiliateii within the past five years. 2.7. Former officer[i] of an acquired company within the past five yearsiv.

2.8.	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off within the past five years.

2.9.	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].

Family	Members

2.10.	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.

2.11.

Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).

Professional,	Transactional, and Charitable Relationships

2.12.

Director who (or whose immediate family membervi) currently provides professional servicesvii in excess of $10,000 per year to: the company, an affiliateii, or an individual officer of the company or an affiliate; or who is (or whose immediate family membervi is) a partner, employee, or controlling shareholder of an organization which provides the services.

2.13.

Director who (or whose immediate family membervi) currently has any material transactional relationshipviii with the company or its affiliatesii; or who is (or whose immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has the material transactional relationshipviii (excluding investments in the company through a private placement).

2.14.

Director who (or whose immediate family membervi) is a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other	Relationships

2.15.	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16.	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its compensation committee[x].

2.17.	Founderxi of the company but not currently an employee. 2.18. Director with pay comparable to Named Executive Officers. 2.19. Any materialxii relationship with the company.

3.	Independent Director

3.1.	No materialxii connection to the company other than a board seat.

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Footnotes:

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes: the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will generally be classified as a Non-Independent Non-Executive Director under “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation exceeding $10,000 per year for serving in that capacity, then the director will be classified as an Independent Director.

ii “Affiliate” includes a subsidiary, sibling company, or parent company. Social Advisory Services uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation. The manager/advisor of an externally managed issuer (EMI) is considered an affiliate.

iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Social Advisory Services will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v Social Advisory Services will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Social Advisory Services will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE listing standards. In the case of a company which follows neither of the preceding standards, Social Advisory Services will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

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ix Dissident directors who are parties to a voting agreement pursuant to a settlement or similar arrangement may be classified as independent directors if an analysis of the following factors indicates that the voting agreement does not compromise their alignment with all shareholders’ interests: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered; if the founder was never employed by the company, Social Advisory Services may deem him or her an independent outsider.

xii For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Board-Related Management Proposals

Classification/Declassification of the Board

Under a classified board structure only one class of directors would stand for election each year, and the directors in each class would generally serve three-year terms. Although staggered boards can provide continuity for companies at the board level, there are also a number of downsides to the structure. First, a classified board can also be used to entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote. In addition, when a board is classified, it is difficult to remove individual members for either poor attendance or poor performance; shareholders would only have the chance to vote on a given director every third year when he or she comes up for election. The classified board structure can also limit shareholders’ ability to withhold votes from inside directors that sit on key board committee, or to withhold votes from an entire board slate to protest the lack of board diversity. According to ISS’ 2012 Board Practices study, the number of S&P 500 companies with classified boards has continued to fall. In 2015, only 17 percent of S&P 500 companies maintained staggered boards, compared to 25 percent in 2014, 30 percent in 2013, and 39 percent in 2010. While we recognize that there are some advantages to classified boards, based on the latest studies on classified boards, the fact that classified boards can make it more difficult for shareholders to remove individual directors, and the fact that classified boards can be used as an antitakeover device, Social Advisory Services recommends against the adoption of classified boards.

Social Advisory Services Recommendation:
∎	Vote for proposals to repeal classified boards and to elect all directors annually.

∎	Vote against proposals to classify (stagger) the board of directors.

Majority Vote Threshold for Director Elections

Social Advisory Services Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections.

Vote against if no carve-out for plurality in contested elections is included.

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Cumulative Voting

Most corporations provide that shareholders are entitled to cast one vote for each share owned. Under a cumulative voting scheme the shareholder is permitted to have one vote per share for each director to be elected. Shareholders are permitted to apportion those votes in any manner they wish among the director candidates. Shareholders have the opportunity to elect a minority representative to a board through cumulative voting, thereby ensuring representation for all sizes of shareholders. For example, if there is a company with a ten-member board and 500 shares outstanding—the total number of votes that may be cast is 5,000. In this case a shareholder with 51 shares (10.2 percent of the outstanding shares) would be guaranteed one board seat because all votes may be cast for one candidate.

Social Advisory Services Recommendation: Generally vote against management proposals to eliminate cumulative voting, and for shareholder proposals to restore or provide for cumulative voting unless:

∎	The company has proxy access[8], thereby allowing shareholders to nominate directors to the company’s ballot; and
∎	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Liability Protection

Management proposals typically seek shareholder approval to adopt an amendment to the company’s charter to eliminate or limit the personal liability of directors to the company and its shareholders for monetary damages for any breach of fiduciary duty to the fullest extent permitted by state law. In contrast, shareholder proposals seek to provide for personal monetary liability for fiduciary breaches arising from gross negligence. While Social Advisory Services recognizes that a company may have a more difficult time attracting and retaining directors if they are subject to personal monetary liability, Social Advisory Services believes the great responsibility and authority of directors justifies holding them accountable for their actions. Each proposal addressing director liability will be evaluated on a case-by-case basis consistent with this philosophy using Delaware law as the standard. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but may oppose management proposals and support shareholder proposals in light of promoting director accountability.

Social Advisory Services Recommendation: Vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for: (i) a breach of the duty of care; (ii) acts or omissions not in good faith or involving intentional misconduct or knowing violations of the law; (iii) acts involving the unlawful purchases or redemptions of stock; (iv) the payment of unlawful dividends; or (v) the receipt of improper personal benefits.

Director and Officer Indemnification

Indemnification is the payment by a company of the expenses of directors who become involved in litigation as a result of their service to a company. Proposals to indemnify a company’s directors differ from those to eliminate or reduce their liability because with indemnification, directors may still be liable for an act or omission, but the company will bear the expense. Social Advisory Services may support these proposals when the company persuasively argues that such action is necessary to attract and retain directors, but will generally oppose indemnification when it is being proposed to insulate directors from actions they have already taken.

8 A proxy access right that meets the recommended guidelines.

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Social Advisory Services Recommendation:

∎	Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.
∎	Vote against proposals that would expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e., “permissive indemnification”) but that previously the company was not required to indemnify.
∎	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (i) the director was found to have acted in good faith and in a manner that the director reasonably believed was in the best interests of the company; and (ii) only if the director’s legal expenses would be covered.

Shareholder Ability to Remove Directors/Fill Vacancies

Shareholder ability to remove directors, with or without cause, is either prescribed by a state’s business corporation law, an individual company’s articles of incorporation, or its bylaws. Many companies have sought shareholder approval for charter or bylaw amendments that would prohibit the removal of directors except for cause, thus ensuring that directors would retain their directorship for their full-term unless found guilty of self-dealing. By requiring cause to be demonstrated through due process, management insulates the directors from removal even if a director has been performing poorly, not attending meetings, or not acting in the best interests of shareholders.

Social Advisory Services Recommendation:

∎	Vote against proposals that provide that directors may be removed only for cause.
∎	Vote for proposals to restore shareholder ability to remove directors with or without cause.
∎	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.
∎	Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Board Size

Proposals which would allow management to increase or decrease the size of the board at its own discretion are often used by companies as a takeover defense. Social Advisory Services supports management proposals to fix the size of the board at a specific number, thus preventing management, when facing a proxy contest, from increasing the board size without shareholder approval. By increasing the size of the board, management can make it more difficult for dissidents to gain control of the board. Fixing the size of the board also prevents a reduction in the size of the board as a strategy to oust independent directors. Fixing board size also prevents management from increasing the number of directors in order to dilute the effects of cumulative voting.

Social Advisory Services Recommendation:

∎	Vote for proposals that seek to fix the size of the board.
∎	Vote case-by-case on proposals that seek to change the size or range of the board.
∎	Vote against proposals that give management the ability to alter the size of the board outside of a specific range without shareholder approval.

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Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Board Refreshment

Board refreshment is best implemented through an ongoing program of individual director evaluations, conducted annually, to ensure the evolving needs of the board are met and to bring in fresh perspectives, skills, and diversity as needed.

Term/Tenure Limits

Social Advisory Services Recommendation: Vote case-by-case on management proposals regarding director term/tenure limits, considering:

∎	The rationale provided for adoption of the term/tenure limit;
∎	The robustness of the company’s board evaluation process;
∎	Whether the limit is of sufficient length to allow for a broad range of director tenures;
∎	Whether the limit would disadvantage independent directors compared to non-independent directors; and
∎	Whether the board will impose the limit evenly, and not have the ability to waive it in a discriminatory manner.

Age Limits

Social Advisory Services Recommendation: Generally vote against management proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

Board-Related Shareholder Proposals/Initiatives

Proxy Contests/Proxy Access

Contested elections of directors frequently occur when a board candidate or slate runs for the purpose of seeking a significant change in corporate policy or control. Competing slates will be evaluated based upon the personal qualifications of the candidates, the economic impact of the policies that they advance, and their expressed and demonstrated commitment to the interests of all shareholders.

Social Advisory Services Recommendation: Votes in a contested election of directors are evaluated on a case-by-case basis, considering the following factors:

∎	Long-term financial performance of the target company relative to its industry;
∎	Management’s track record;
∎	Background to the proxy contest;
∎	Qualifications of director nominees (both slates);
∎	Strategic plan of dissident slate and quality of critique against management;
∎	Likelihood that the proposed goals and objectives can be achieved (both slates);
∎	Stock ownership positions; and
∎	Impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

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Annual Election (Declassification) of the Board

Social Advisory Services Recommendation: Vote for shareholder proposals to repeal classified (staggered) boards and to elect all directors annually.

Vote against proposals to classify the board.

Majority Threshold Voting Shareholder Proposals

A majority vote standard requires that for directors to be elected (or re-elected) to serve on the company’s board they must receive support from holders of a majority of shares voted. Shareholders have expressed strong support for shareholder proposals on majority threshold voting. Social Advisory Services believes shareholders should have a greater voice in the election of directors and believes majority threshold voting represents a viable alternative to the plurality system in the U.S. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Social Advisory Services Recommendation: Vote for precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Majority of Independent Directors

Social Advisory Services believes that a board independent from management is of vital importance to a company and its shareholders. Accordingly, Social Advisory Services will cast votes in a manner that shall encourage the independence of boards.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Social Advisory Services’ definition of independence.
∎	Vote for shareholder proposals to strengthen the definition of independence for board directors.

Establishment of Independent Committees

Most corporate governance experts agree that the key board committees (audit, compensation, and nominating/corporate governance) of a corporation should include only independent directors. The independence of key committees has been encouraged by regulation. Social Advisory Services believes that initiatives to increase the independent representation of these committees or to require that these committees be independent should be supported.

Social Advisory Services Recommendation: Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Independent Board Chair

One of the principle functions of the board is to monitor and evaluate the performance of the CEO. The chairperson’s duty to oversee management is obviously compromised when he or she is required to monitor himself or herself. Generally Social Advisory Services recommends a vote for shareholder proposals that would require that the position of board chair be held by an individual with no materials ties to the company other than their board seat.

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Social Advisory Services Recommendation: Vote for shareholder proposals that would require the board chair to be independent of management.

Establishment of Board Committees

Social Advisory Services Recommendation: Generally vote for shareholder proposals to establish a new board committee to address broad corporate policy topics or to provide a forum for ongoing dialogue on issues such as the environment, human or labor rights, shareholder relations, occupational health and safety etc. when the formation of such committees appears to be a potentially effective method of protecting or enhancing shareholder value. In evaluating such proposals, the following factors will be considered:

∎	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
∎	Level of disclosure regarding the issue for which board oversight is sought;
∎	Company performance related to the issue for which board oversight is sought;
∎	Board committee structure compared to that of other companies in its industry sector; and
∎	The scope and structure of the proposal.

Establish/Amend Nominee Qualifications

Social Advisory Services Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

∎	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
∎	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
∎	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
∎	The scope and structure of the proposal.

Board Policy on Shareholder Engagement

Social Advisory Services Recommendation: Vote for shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

∎	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
∎	Effectively disclosed information with respect to this structure to its shareholders;
∎	The company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
∎	The company has an independent chairman or a lead director (according to Social Advisory Services’ definition). This individual must be made available for periodic consultation and direct communication with major shareholders.

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Proxy Access

Social Advisory Services supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, a case-by-case approach will be undertaken in evaluating these proposals.

Social Advisory Services Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

∎	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
∎	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
∎	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
∎	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Board Refreshment

Term/Tenure Limits

Supporters of term limits argue that this requirement would bring new ideas and approaches to a board. However, we prefer to look at directors and their contributions to the board individually rather than impose a strict rule.

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking for the company to adopt director term/tenure limits, considering:
∎	The scope of the shareholder proposal; and
∎	Evidence of problematic issues at the company combined with, or exacerbated by, a lack of board refreshment.

Age Limits

Social Advisory Services Recommendation: Generally vote against shareholder proposals to limit the tenure of independent directors through mandatory retirement ages. Vote for proposals to remove mandatory age limits.

CEO Succession Planning

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

∎	The reasonableness/scope of the request; and
∎	The company’s existing disclosure on its current CEO succession planning process.

Vote No Campaigns

Social Advisory Services Recommendation: In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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2.	Ratification of Auditors

Annual election of the outside accountants is best practice standard. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders. A Blue Ribbon Commission report concluded that audit committees must improve their current level of oversight of independent accountants. Given the rash of accounting misdeeds that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Shareholders should have the right to weigh in on the choice of the audit firm, and all companies should put ratification on the ballot of their annual meeting. Special consideration will be given when non-audit fees exceed audit fees, as high non-audit fees can compromise the independence of the auditor. Social Advisory Services will also monitor both auditor tenure and whether auditor ratification has been pulled from the ballot.

Social Advisory Services Recommendation: Vote for proposals to ratify auditors, unless any of the following apply:

∎	The non-audit fees paid represent 25 percent or more of the total fees paid to the auditor;
∎	An auditor has a financial interest in or association with the company, and is therefore not independent;
∎	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or
∎	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures.

Auditor-Related Shareholder Proposals

Ratify Auditors/Ensure Auditor Independence

These shareholder proposals request that the board allow shareholders to ratify the company’s auditor at each annual meeting. Annual ratification of the outside accountants is standard practice. While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, we believe that outside accountants must ultimately be accountable to shareholders.

Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. Social Advisory Services believes that shareholders should have the ability to ratify the auditor on an annual basis.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to allow shareholders to vote on auditor ratification.
∎	Vote for proposals that ask a company to adopt a policy on auditor independence.
∎	Vote for proposals that seek to limit the non-audit services provided by the company’s auditor.

Auditor Rotation

To minimize any conflict of interest that may rise between the company and its auditor, Social Advisory Services supports the rotation of auditors. Currently, SEC rules provide that partners should be rotated every five years. However, Social Advisory Services also believes that the long tenure of audit firms at U.S. companies can be problematic.

Social Advisory Services Recommendation: Vote for shareholder proposals to rotate company’s auditor every five years or more. Social Advisory Services believes that proposing a rotation period less than five years is unreasonably restrictive and may negatively affect audit quality and service while increasing expense.

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3.	Takeover Defenses / Shareholder Rights

Corporate takeover attempts come in various guises. Usually, a would-be acquirer makes a direct offer to the board of directors of a targeted corporation. The bidder may offer to purchase the company for cash and/or stock. If the board approves the offer, a friendly transaction is completed and presented to shareholders for approval. If, however, the board of directors rejects the bid, the acquirer can make a tender offer for the shares directly to the targeted corporation’s shareholders. Such offers are referred to as hostile tender bids.

Not wishing to wait until they are subjects of hostile takeover attempts, many corporations have adopted antitakeover measures designed to deter unfriendly bids or buy time. The most common defenses are the shareholders rights protection plan, also known as the poison pill, and charter amendments that create barriers to acceptance of hostile bids. In the U.S., poison pills do not require shareholder approval. However, shareholders must approve charter amendments, such as classified boards or supermajority vote requirements. In brief, the very existence of defensive measures can foreclose the possibility of tenders and hence, opportunities to premium prices for shareholders.

Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management. The majority of historical evidence on individual corporate anti-takeover measures indicates that heavily insulated companies generally realize lower returns than those having managements that are more accountable to shareholders and the market. The evidence also suggests that when states adopt their own anti-takeover devices, or endorse those employed by firms, shareholder returns are harmed. Moreover, the body of evidence appears to indicate that companies in states with the strongest anti-takeover laws experience lower returns than they would absent such statutes.

Takeover Defenses and Shareholder Rights-Related Management Proposals

Poison Pills (Shareholder Rights Plans)

Poison pills are corporate-sponsored financial devices that, when triggered by potential acquirers, do one or more of the following: 1) dilute the acquirer’s equity holdings in the target company; 2) dilute the acquirer’s voting interests in the target company; or 3) dilute the acquirer’s equity holdings in the post-merger company. Poison pills generally allow shareholders to purchase shares from, or sell shares back to, the target company (flip-in pill) and/or the potential acquirer (flip-out pill) at a price far out of line with fair market value. Depending on the type of pill, the triggering event can either transfer wealth from the target company or dilute the equity holdings of current shareholders. Poison pills insulate management from the threat of a change in control and provide the target board with veto power over takeover bids. Because poison pills greatly alter the balance of power between shareholders and management, shareholders should be allowed to make their own evaluation of such plans.

Social Advisory Services Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

∎	No lower than a 20 percent trigger, flip-in or flip-over provision;
∎	A term of no more than three years;
∎	No deadhand, slowhand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
∎	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Net Operating Loss (NOL) Poison Pills/Protective Amendments

The financial crisis has prompted widespread losses in certain industries. This has resulted in previously profitable companies considering the adoption of a poison pill and/or NOL protective amendment to protect their NOL tax assets, which may be lost upon an acquisition of 5 percent of a company’s shares.

When evaluating management proposals seeking to adopt NOL pills or protective amendments, the purpose behind the proposal, its terms, and the company’s existing governance structure should be taken into account to assess whether the structure actively promotes board entrenchment or adequately protects shareholder rights. While Social Advisory Services acknowledges the high estimated tax value of NOLs, which benefit shareholders, the ownership acquisition limitations contained in an NOL pill/protective amendment coupled with a company’s problematic governance structure could serve as an antitakeover device.

Given the fact that shareholders will want to ensure that such an amendment does not remain in effect permanently, Social Advisory Services will also closely review whether the pill/amendment contains a sunset provision or a commitment to cause the expiration of the NOL pill/protective amendment upon exhaustion or expiration of the NOLs.

Social Advisory Services Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
∎	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
∎	Any other factors that may be applicable.

Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

∎	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);
∎	The value of the NOLs;
∎	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

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∎	The company‘s existing governance structure including; board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns;
∎	Any other factors that may be applicable.

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions

Social Advisory Services Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

∎	The presence of a shareholder proposal addressing the same issue on the same ballot;
∎	The board’s rationale for seeking ratification;
∎	Disclosure of actions to be taken by the board should the ratification proposal fail;
∎	Disclosure of shareholder engagement regarding the board’s ratification request;
∎	The level of impairment to shareholders’ rights caused by the existing provision;
∎	The history of management and shareholder proposals on the provision at the company’s past meetings;
∎	Whether the current provision was adopted in response to the shareholder proposal;
∎	The company’s ownership structure; and
∎	Previous use of ratification proposals to exclude shareholder proposals.

Supermajority Shareholder Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change at a company.

Social Advisory Services Recommendation:

∎	Vote for proposals to reduce supermajority shareholder vote requirements for charter amendments, mergers and other significant business combinations. For companies with shareholder(s) who own a significant amount of company stock, vote case-by-case, taking into account: a) ownership structure; b) quorum requirements; and c) supermajority vote requirements.
∎	Vote against proposals to require a supermajority shareholder vote for charter amendments, mergers and other significant business combinations.

Shareholder Ability to Call a Special Meeting

Most state corporation statutes allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly scheduled annual meetings. Sometimes this right applies only if a shareholder or a group of shareholders own a specified percentage of shares, with 10 percent being the most common. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

∎	Vote for proposals that provide shareholders with the ability to call special meetings taking into account: a) shareholders’ current right to call special meetings; b) minimum ownership threshold necessary to call special meetings (10% preferred); c) the inclusion of exclusionary or prohibitive language; d) investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.
∎	Vote against proposals to restrict or prohibit shareholders’ ability to call special meetings.

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Shareholder Ability to Act by Written Consent

Consent solicitations allow shareholders to vote on and respond to shareholder and management proposals by mail without having to act at a physical meeting. A consent card is sent by mail for shareholder approval and only requires a signature for action. Some corporate bylaws require supermajority votes for consents while at others, standard annual meeting rules apply. Shareholders may lose the ability to remove directors, initiate a shareholder resolution, or respond to a beneficial offer without having to wait for the next scheduled meeting if they are unable to act at a special meeting of their own calling.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to restrict or prohibit shareholders’ ability to take action by written consent.
∎	Vote for proposals to allow or facilitate shareholder action by written consent, taking into consideration: a) shareholders’ current right to act by written consent; b) consent threshold; c) the inclusion of exclusionary or prohibitive language; d) Investor ownership structure; and e) shareholder support of and management’s response to previous shareholder proposals.
∎	Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions; a) an unfettered[9] right for shareholders to call special meetings at a 10 percent threshold; b) a majority vote standard in uncontested director elections; c) no non-shareholder-approved pill, and; d) an annually elected board.

Advance Notice Requirements for Shareholder Proposals/Nominations

In 2008, the Delaware courts handed down two decisions, which, read together, indicate a judicial move toward a narrower interpretation of companies’ advance notice bylaws. These recent court decisions have encouraged companies to take a closer look at their bylaw provisions to ensure that broad language does not provide loopholes for activist investors. Specifically, companies are including language designed to provide more detailed advance notice provisions and to ensure full disclosure of economic and voting interests in a shareholder’s notice of proposals, including derivatives and hedged positions.

Social Advisory Services Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must be no earlier than 120 days prior to the anniversary of the previous year’s meeting and have a submittal window of no shorter than 30 days from the beginning of the notice period (also known as a 90-120 day window).The submittal window is the period under which shareholders must file their proposals/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

9 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Fair Price Provisions

Fair price provisions were originally designed to specifically defend against the most coercive of takeover devises, the two-tiered, front-end loaded tender offer. In such a hostile takeover, the bidder offers cash for enough shares to gain control of the target. At the same time the acquirer states that once control has been obtained, the target’s remaining shares will be purchased with cash, cash and securities or only securities. Since the payment offered for the remaining stock is, by design less valuable than the original offer for the controlling shares, shareholders are forced to sell out early to maximize their value. Standard fair price provisions require that, absent board or shareholder approval of the acquisition, the bidder must pay the remaining shareholders the same price for their shares that brought control.

Social Advisory Services Recommendation:

∎	Vote case-by-case on proposals to adopt fair price provisions evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
∎	Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of shares, the practice discriminates against most shareholders. This transferred cash, absent the greenmail payment, could be put to much better use for reinvestment in the company, payment of dividends, or to fund a public share repurchase program.

Social Advisory Services Recommendation:

∎	Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
∎	Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Confidential Voting

Confidential voting, or voting by secret ballot, is one of the key structural issues in the proxy system. It ensures that all votes are based on the merits of proposals and cast in the best interests of fiduciary clients and pension plan beneficiaries. In a confidential voting system, only vote tabulators and inspectors of election may examine individual proxies and ballots; management and shareholders are given only vote totals. In an open voting system, management can determine who has voted against its nominees or proposals and then re-solicit those votes before the final vote count. As a result, shareholders can be pressured to vote with management at companies with which they maintain, or would like to establish, a business relationship. Confidential voting also protects employee shareholders from retaliation. Shares held by employee stock ownership plans, for example, are important votes that are typically voted by employees.

Social Advisory Services Recommendation: Vote for management proposals to adopt confidential voting.

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Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Social Advisory Services Recommendation:

∎	Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
∎	Vote against proposals to amend the charter to include control share acquisition provisions.
∎	Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Social Advisory Services Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Social Advisory Services Recommendation: Vote for proposals to opt out of state disgorgement provisions.

State Takeover Statutes

Social Advisory Services Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Vote for opting into stakeholder protection statutes if they provide comprehensive protections for employees and community stakeholders. Social Advisory Services would be less supportive of takeover statutes that only serve to protect incumbent management from accountability to shareholders and which negatively influence shareholder value.

Freeze-Out Provisions

Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Social Advisory Services Recommendation: Vote for proposals to opt out of state freeze-out provisions.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a company’s state of incorporation giving consideration to both financial and corporate governance concerns including the following:

∎	Reasons for reincorporation;
∎	Comparison of company’s governance practices and provisions prior to and following the reincorporation;
∎	Comparison of corporation laws of original state and destination state.

Reincorporations into “tax havens” will be given special consideration.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory

Services will generally apply U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on country of incorporation.

Amend Bylaws without Shareholder Consent

Social Advisory Services Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Shareholder Litigation Rights

Federal Forum Selection Provisions

Federal forum selection provisions require that U.S. federal courts be the sole forum for shareholders to litigate claims arising under federal securities law.

Social Advisory Services Recommendation: Generally vote for federal forum selection provisions in the charter or bylaws that specify “the district courts of the United States” as the exclusive forum for federal securities law matters, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

Vote against provisions that restrict the forum to a particular federal district court; unilateral adoption (without a shareholder vote) of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Exclusive Forum Provisions for State Law Matters

Exclusive forum provisions in the charter or bylaws restrict shareholders’ ability to bring derivative lawsuits against the company, for claims arising out of state corporate law, to the courts of a particular state (generally the state of incorporation).

Social Advisory Services Recommendation: Generally vote for charter or bylaw provisions that specify courts located within the state of Delaware as the exclusive forum for corporate law matters for Delaware corporations, in the absence of serious concerns about corporate governance or board responsiveness to shareholders.

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For states other than Delaware, vote case-by-case on exclusive forum provisions, taking into consideration:

∎	The company’s stated rationale for adopting such a provision;
∎	Disclosure of past harm from duplicative shareholder lawsuits in more than one forum;
∎	The breadth of application of the charter or bylaw provision, including the types of lawsuits to which it would apply and the definition of key terms; and
∎	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the charter or bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against provisions that specify a state other than the state of incorporation as the exclusive forum for corporate law matters, or that specify a particular local court within the state; unilateral adoption of such a provision will generally be considered a one-time failure under the Unilateral Bylaw/Charter Amendments policy.

Fee Shifting

Fee-shifting provisions in the charter or bylaws require that a shareholder who sues a company unsuccessfully pay all litigation expenses of the defendant corporation and its directors and officers.

Social Advisory Services Recommendation: Generally vote against provisions that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., including cases where the plaintiffs are partially successful).

Unilateral adoption of a fee-shifting provision will generally be considered an ongoing failure under the Unilateral Bylaw/Charter Amendments policy.

Takeover Defenses and Shareholder Rights-Related Shareholder Proposals

Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) a shareholder approved poison pill in place; or(2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

∎	Shareholders have approved the adoption of the plan; or
∎	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Reduce Supermajority Vote Requirements

Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

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Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.
∎	Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

Remove Antitakeover Provisions

There are numerous antitakeover mechanisms available to corporations that can make takeovers prohibitively expensive for a bidder or at least guarantee that all shareholders are treated equally. The debate over antitakeover devices centers on whether these devices enhance or detract from shareholder value. One theory argues that a company’s board, when armed with these takeover protections, may use them as negotiating tools to obtain a higher premium for shareholders. The opposing view maintains that managements afforded such protection are more likely to become entrenched than to actively pursue the best interests of shareholders. Such takeover defenses also serve as obstacles to the normal functioning of the marketplace which, when operating efficiently, should replace incapable and poorly performing managements.

Social Advisory Services Recommendation: Vote for shareholder proposals that seek to remove antitakeover provisions.

Reimburse Proxy Solicitation Expenses

Social Advisory Services Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

∎	The election of fewer than 50 percent of the directors to be elected is contested in the election;
∎	One or more of the dissident’s candidates is elected;
∎	Shareholders are not permitted to cumulate their votes for directors;
∎	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Virtual Shareholder Meetings

Social Advisory Services Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only[10] meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.

Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:

∎	Scope and rationale of the proposal; and
∎	Concerns identified with the company’s prior meeting practices.

10 Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.

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4.	Miscellaneous Governance Provisions

Bundled Proposals

Social Advisory Services Recommendation: Review on a case-by-case basis bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Adjourn Meeting

Companies may ask shareholders to adjourn a meeting in order to solicit more votes. Generally, shareholders already have enough information to make their vote decisions. Once their votes have been cast, there is no justification for spending more money to continue pressing shareholders for more votes.

Social Advisory Services Recommendation:

∎	Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
∎	Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Changing Corporate Name

Proposals to change a company’s name are generally routine matters. Generally, the name change reflects a change in corporate direction or the result of a merger agreement.

Social Advisory Services Recommendation: Vote for changing the corporate name unless there is compelling evidence that the change would adversely affect shareholder value.

Amend Quorum Requirements

Social Advisory Services Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Social Advisory Services Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Other Business

Other business proposals are routine items to allow shareholders to raise other issues and discuss them at the meeting. Only issues that may be legally discussed at meetings may be raised under this authority. However, shareholders cannot know the content of these issues so they are generally not supported.

Social Advisory Services Recommendation: Generally vote against other business proposals.

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5.	Capital Structure

The equity in a corporate enterprise (that is, the residual value of the company’s assets after the payment of all debts) belongs to the shareholders. Equity securities may be employed, or manipulated, in a manner that will ultimately enhance or detract from shareholder value. As such, certain actions undertaken by management in relation to a company’s capital structure can be of considerable significance to shareholders. Changes in capitalization usually require shareholder approval or ratification.

Common Stock Authorization

State statutes and stock exchanges require shareholder approval for increases in the number of common shares. Corporations increase their supply of common stock for a variety of ordinary business purposes: raising new capital, funding stock compensation programs, business acquisitions, and implementation of stock splits or payment of stock dividends.

Social Advisory Services Recommendation: Proposals to increase authorized common stock are evaluated on a case-by-case basis, taking into account the size of the increase, the company’s rationale for additional shares, the company’s use of authorized shares during the last three years, and the risk to shareholders if the request is not approved. A company’s need for additional shares is gauged by measuring shares outstanding and reserved as a percentage of the total number of shares currently authorized for issuance.

If, within the past three years, the board adopted a poison pill without shareholder approval, repriced or exchanged underwater stock options without shareholder approval, or placed a substantial amount of stock with insiders at prices substantially below market value without shareholder approval, Social Advisory Services will generally vote against the requested increase in authorized capital on the basis of imprudent past use of shares.

∎	Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
∎	Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.
∎	Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.
∎	Review on a case-by-case basis all other proposals to increase the number of shares of common stock authorized for issue, considering company-specific factors that include:
∎	Past Board Performance;

∎	The company’s use of authorized shares during the last three years.

∎	The Current Request;

∎	Disclosure in the proxy statement of the specific purposes of the proposed increase;

∎	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

∎	The dilutive impact of the request as determined relative to an allowable increase calculated by Social Advisory Services (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Social Advisory Services will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A. Most companies: 100 percent of existing authorized shares.

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B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.

Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.

D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that Social Advisory Services is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Issue Stock for Use with Rights Plan

Social Advisory Services Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Stock Distributions: Splits and Dividends

Social Advisory Services Recommendation: Generally vote for management proposals to increase the common share authorization for stock split or stock dividend, provided that the effective increase in authorized shares is equal to or is less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Reverse Stock Splits

Reverse splits exchange multiple shares for a lesser amount to increase share price. Increasing share price is sometimes necessary to restore a company’s share price to a level that will allow it to be traded on the national stock exchanges. In addition, some brokerage houses have a policy of not monitoring or investing in very low priced shares. Reverse stock splits help maintain stock liquidity.

Social Advisory Services Recommendation: Vote for management proposals to implement a reverse stock split if:

∎	The number of authorized shares will be proportionately reduced; or
∎	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Social Advisory Services’ Common Stock Authorization policy.

Vote case-by-case on proposals that do not meet either of the above conditions, taking into consideration the following factors:

∎	Stock exchange notification to the company of a potential delisting;
∎	Disclosure of substantial doubt about the company’s ability to continue as a going concern without additional financing;
∎	The company’s rationale; or
∎	Other factors as applicable.

Preferred Stock Authorization

Preferred stock is an equity security which has certain features similar to debt instruments, such as fixed dividend payments, seniority of claims to common stock, and in most cases no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion—with voting rights, conversion, distribution and other rights to be determined by the board at time of issue. Blank check preferred stock can be used for sound corporate purposes but could be used as a device to thwart hostile takeovers without shareholder approval.

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Social Advisory Services Recommendation:

∎	Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
∎	Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.
∎	Vote on a case-by-case basis all other proposals to increase the number of shares of preferred stock authorized for issuance, considering company-specific factors that include:
∎	Past Board Performance;
∎	The company’s use of authorized preferred shares during the last three years.
∎	The Current Request;
∎	Disclosure in the proxy statement of specific reasons for the proposed increase;
∎	Disclosure in the proxy statement of specific and severe risks to shareholders for not approving the request;
∎	In instances where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable cap generated by Social Advisory Services’ quantitative model (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns;
∎	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Blank Check Preferred Stock

Social Advisory Services Recommendation:

∎	Vote against proposals that would authorize the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).
∎	Vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.
∎	Vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).
∎	Vote for requests to require shareholder approval for blank check authorizations.

Adjustments to Par Value of Common Stock

Stock that has a fixed per share value that is on its certificate is called par value stock. The purpose of par value stock is to establish the maximum responsibility of a stockholder in the event that a corporation becomes insolvent. Proposals to reduce par value come from certain state level requirements for regulated industries such as banks, and other legal requirements relating to the payment of dividends.

Social Advisory Services Recommendation:

∎	Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.
∎	Vote for management proposals to eliminate par value.

Unequal Voting Rights/Dual Class Structure

Incumbent managers use unequal voting rights with the voting rights of their common shares superior to other shareholders in order to concentrate their power and insulate themselves from the wishes of the majority of

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shareholders. Dual class exchange offers involve a transfer of voting rights from one group of shareholders to another group of shareholders typically through the payment of a preferential dividend. A dual class recapitalization also establishes two classes of common stock with unequal voting rights, but initially involves an equal distribution of preferential and inferior voting shares to current shareholders.

Social Advisory Services Recommendation: Generally vote against proposals to create a new class of common stock unless:

∎	The company discloses a compelling rationale for the dual-class capital structure, including: a) the company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or b) the new class of shares will be transitory;
∎	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term;
∎	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preemptive Rights

Preemptive rights permit shareholders to share proportionately in any new issues of stock of the same class. These rights guarantee existing shareholders the first opportunity to purchase shares of new issues of stock in the same class as their own and in the same proportion. The absence of these rights could cause stockholders’ interest in a company to be reduced by the sale of additional shares without their knowledge and at prices unfavorable to them. Preemptive rights, however, can make it difficult for corporations to issue large blocks of stock for general corporate purposes. Both corporations and shareholders benefit when corporations are able to arrange issues without preemptive rights that do not result in a substantial transfer of control.

Social Advisory Services Recommendation: Review on a case-by-case basis proposals to create or abolish preemptive rights. In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base and the liquidity of the stock.

Debt Restructurings

Proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan will be analyzed considering the following issues:

∎	Dilution: How much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?
∎	Change in Control: Will the transaction result in a change in control/management at the company? Are board and committee seats guaranteed? Do standstill provisions and voting agreements exist? Is veto power over certain corporate actions in place?
∎	Financial Issues: company’s financial situation, degree of need for capital, use of proceeds, and effect of the financing on the company’s cost of capital;
∎	Terms of the offer: discount/premium in purchase price to investor including any fairness opinion, termination penalties and exit strategy;
∎	Conflict of interest: arm’s length transactions and managerial incentives;
∎	Management’s efforts to pursue other alternatives.

Social Advisory Services Recommendation:

∎	Review on a case-by-case basis proposals regarding debt restructurings.
∎	Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Share Repurchase Programs

Social Advisory Services Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

∎	Greenmail,
∎	The use of buybacks to inappropriately manipulate incentive compensation metrics,
∎	Threats to the company’s long-term viability, or
∎	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Conversion of Securities

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding conversion of securities, taking into account the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Recapitalization

Social Advisory Services Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account:

∎	Whether the capital structure is simplified;
∎	Liquidity is enhanced;
∎	Fairness of conversion terms;
∎	Impact on voting power and dividends;
∎	Reasons for the reclassification;
∎	Conflicts of interest;
∎	Other alternatives considered.

Tracking Stock

Social Advisory Services Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

∎	Adverse governance changes;
∎	Excessive increases in authorized capital stock;
∎	Unfair method of distribution;
∎	Diminution of voting rights;
∎	Adverse conversion features;
∎	Negative impact on stock option plans;
∎	Alternatives such as spin-offs.

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6.	Executive and Director Compensation

The global financial crisis resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by managements. The financial crisis raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk-taking that could threaten a corporation‘s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and b) exemplify the costly liabilities of failing to do so.

Evolving disclosure requirements have opened a wider window into compensation practices and processes, giving shareholders more opportunity and responsibility to ensure that pay is designed to create and sustain value. Companies in the U.S. are now required to evaluate and discuss potential risks arising from misguided or misaligned compensation programs. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “say on pay”), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. The advent of “say on pay” votes for shareholders in the U.S. has provided a new communication mechanism and impetus for constructive engagement between shareholders and managers/directors on pay issues.

The socially responsible investing community contends that corporations should be held accountable for their actions and decisions, including those around executive compensation. Social Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and create appropriate incentives, and that pay for performance should be a central tenet in executive compensation philosophy. Most investors expect corporations to adhere to certain best practice pay considerations in designing and administering executive and director compensation programs, including:

∎	Appropriate pay-for-performance alignment with emphasis on long-term shareholder value: executive pay practices must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. Evaluating appropriate alignment of pay incentives with shareholder value creation includes taking into consideration, among other factors, the link between pay and performance, the mix between fixed and variable pay, equity-based plan costs, and performance goals - including goals tied to social and environmental considerations.
∎	Avoiding arrangements that risk “pay for failure”: this includes assessing the appropriateness of long or indefinite contracts, excessive severance packages, guaranteed compensation, and practices or policies that fail to adequately mitigate against or address environmental, social and governance failures.
∎	Independent and effective compensation committees: oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed) should be promoted.
∎	Clear and comprehensive compensation disclosures: shareholders expect companies to provide informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly.
∎	Avoiding inappropriate pay to non-executive directors: compensation to outside directors should not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, this may incorporate a variety of generally accepted best practices.

A non-exhaustive list of best pay practices includes:

∎	Employment contracts: Companies should enter into employment contracts under limited circumstances for a short time period (e.g., new executive hires for a three-year contract) for limited executives. The contracts should not have automatic renewal feature and should have a specified termination date.

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∎	Severance agreements: Severance provisions should not be so appealing that it becomes an incentive for the executive to be terminated. Severance provisions should exclude excise tax gross-up. The severance formula should be reasonable and not overly generous to the executive (e.g., severance multiples of 1X, 2X, or 3X and use pro-rated target/average historical bonus and not maximum bonus). Failure to renew employment contract, termination under questionable events, or poor performance should not be considered as appropriate reasons for severance payments.
∎	Change-in-control payments: Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario. Similarly, change in control provisions in equity plans should be double-triggered. A change in control event should not result in an acceleration of vesting of all unvested stock options or removal of vesting/performance requirements on restricted stock/performance shares, unless there is a loss of employment or substantial change in job duties.
∎	Supplemental executive retirement plans (SERPs): SERPS should not include sweeteners that can increase the SERP value significantly or even exponentially, such as additional years of service credited for pension calculation, inclusion of variable pay (e.g. bonuses and equity awards) into the formula. Pension formula should not include extraordinary annual bonuses paid close to retirement years, and should be based on the average, not the maximum level of compensation earned.
∎	Deferred compensation: Above-market returns or guaranteed minimum returns should not be applied on deferred compensation.
∎	Disclosure practices: The Compensation Discussion & Analysis should be written in plain English, with as little “legalese” as possible and formatted using section headers, bulleted lists, tables, and charts where possible to ease reader comprehension. Ultimately, the document should provide detail and rationale regarding compensation, strategy, pay mix, goals/metrics, challenges, competition and pay for performance linkage, etc. in a narrative fashion.
∎	Responsible use of company stock: Companies should adopt policies that prohibit executives from speculating in company’s stock or using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements. Such behavior undermines the ultimate alignment with long-term shareholders’ interests. In addition, the policy should prohibit or discourage the use of company stock as collateral for margin loans, to avoid any potential sudden stock sales (required upon margin calls), that could have a negative impact on the company’s stock price.
∎	Long-term focus: Executive compensation programs should be designed to support companies’ long-term strategic goals. A short-term focus on performance does not necessarily create sustainable shareholder value, since long-term goals may be sacrificed to achieve short-term expectations. Compensation programs embedding a long-term focus with respect to company goals better align with the long-term interests of shareholders. Granting stock options and restricted stock to executives that vest in five years do not necessarily provide a long-term focus, as executives can sell the company shares once they vest. However, requiring senior executives to hold company stock until they retire can encourage a long-term focus on company performance.

Criteria for Evaluating Executive Pay

Pay-for-Performance Evaluation

Social Advisory Services conducts a five-part pay analysis to evaluate the degree of alignment between the CEO’s pay with the company’s performance over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial, non-financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term. With respect to companies in the Russell 3000 or Russel 3000E Indices11, this analysis considers the following:

11 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.

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Pay-for-Performance Elements:

∎	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period,[12] and the rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period
∎	Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.[13]
∎	Equity Pay Mix: The ratio of the CEO’s performance- vs. time-based equity awards.

Pay Equity (Quantum) Elements:

∎	Multiple of Median: The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
∎	Internal Pay Disparity: The multiple of the CEO’s total pay relative to other named executive officers (NEOs) – i.e., an excessive differential between CEO total pay and that of the next highest-paid NEO as well as CEO total pay relative to the average NEO pay.

If the above pay-for-performance analysis demonstrates unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, the following qualitative factors will be evaluated to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

∎	The ratio of performance-based compensation to overall compensation, including whether any relevant social or environmental factors are a component of performance-contingent pay elements;
∎	The presence of significant environmental, social or governance (ESG) controversies that have the potential to pose material risks to the company and its shareholders;
∎	Any downward discretion applied to executive compensation on the basis of a failure to achieve performance goals, including ESG performance objectives;
∎	The completeness of disclosure and rigor of performance goals;
∎	The company’s peer group benchmarking practices;
∎	Actual results of financial/non-financial and operational metrics, such as growth in revenue, profit, cash flow, workplace safety, environmental performance, etc., both absolute and relative to peers;
∎	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
∎	Realizable pay compared to grant pay; and
∎	Any other factors deemed relevant.

12 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

13 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.

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Problematic Pay Practices

The focus is on executive compensation practices that contravene best practice compensation considerations, including:

∎	Problematic practices related to non-performance-based compensation elements;
∎	Incentives that may motivate excessive risk-taking; and
∎	Options backdating.

Non-Performance based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated on a case-by-case basis considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. While not exhaustive, the following list represents certain adverse practices that are contrary to a performance-based pay philosophy and executive pay best practices, and may lead to negative vote recommendations:

∎	Egregious employment contracts:
∎	Contracts containing multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation.
∎	New CEO with overly generous new-hire package:
∎	Excessive “make whole” provisions without sufficient rationale;
∎	Any of the problematic pay practices listed under this policy.
∎	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure:
∎	Includes performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance.
∎	Egregious pension/SERP (supplemental executive retirement plan) payouts:
∎	Inclusion of additional years of service not worked that result in significant benefits provided in new arrangements;
∎	Inclusion of performance-based equity or other long-term awards in the pension calculation.
∎	Excessive Perquisites:
∎	Perquisites for former and/or retired executives, such as lifetime benefits, car allowances, personal use of corporate aircraft, or other inappropriate arrangements;
∎	Extraordinary relocation benefits (including home buyouts);
∎	Excessive amounts of perquisites compensation.
∎	Excessive severance and/or change in control provisions:
∎	Change in control cash payments exceeding 3 times base salary plus target/average/last paid bonus;
∎	New or extended arrangements that provide for change-in-control payments without involuntary job loss or substantial diminution of job duties (single-triggered or modified single-triggered, where an executive may voluntarily leave for any reason and still receive the change-in-control severance package);
∎	New or extended employment or severance agreements that provide for excise tax gross-ups. Modified gross-ups would be treated in the same manner as full gross-ups;
∎	Excessive payments upon an executive’s termination in connection with performance failure;
∎	Liberal change-in-control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring.
∎	Tax Reimbursements/Gross-ups: Excessive reimbursement of income taxes on executive perquisites or other payments (e.g., related to personal use of corporate aircraft, executive life insurance, bonus, restricted stock vesting, secular trusts, etc.; see also excise tax gross-ups above).
∎	Dividends or dividend equivalents paid on unvested performance shares or units.
∎	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps, or other similar arrangements.
∎	Internal pay disparity: Excessive differential between CEO total pay and that of next highest-paid named executive officer (NEO).

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∎	Repricing or replacing of underwater stock options/stock appreciation rights (SARs) without prior shareholder approval (including cash buyouts, option exchanges, and certain voluntary surrender of underwater options where shares surrendered may subsequently be re-granted).
∎	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.
∎	Other pay practices that may be deemed problematic in a given circumstance but are not covered in the above categories.

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

∎	Multi-year guaranteed bonuses;
∎	A single or common performance metric used for short- and long-term plans;
∎	Lucrative severance packages;
∎	High pay opportunities relative to industry peers;
∎	Disproportionate supplemental pensions;
∎	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined on a case-by-case basis to allow for distinctions to be made between

“sloppy” plan administration versus deliberate action or fraud, as well as those instances in which companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

∎	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
∎	Duration of options backdating;
∎	Size of restatement due to options backdating;
∎	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants;
∎	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

∎	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
∎	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
∎	The company’s response, including:
∎	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support (including the timing and frequency of engagements and whether independent directors participated);

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∎	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;

∎	Disclosure of specific and meaningful actions taken to address shareholders’ concerns;

∎	Other recent compensation actions taken by the company;

∎	Whether the issues raised are recurring or isolated;

∎	The company’s ownership structure; and

∎	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals

The Dodd-Frank Act mandates advisory votes on executive compensation (Say on Pay or “SOP”) for a proxy or consent or authorization for an annual or other meeting of the shareholders that includes required SEC compensation disclosures. This non-binding shareholder vote on compensation must be included in a proxy or consent or authorization at least once every three years.

In general, the SOP ballot item is the primary focus of voting on executive pay practices – dissatisfaction with compensation practices can be expressed by voting against the SOP proposal rather than voting against or withhold from the compensation committee. However, if there is no SOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior SOP proposal, then Social Advisory Services will recommend a vote against or withhold votes from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then a vote against an equity-based plan proposal presented for shareholder approval may be appropriate. In evaluating SOP proposals, Social Advisory Services will also assess to what degree social and environmental considerations are incorporated into compensation programs and executive pay decision-making – to the extent that proxy statement Compensation Discussion and Analysis (CD&A) disclosures permit.

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

∎	Vote against management Say on Pay proposals if:

∎	There is a misalignment between CEO pay and company performance (pay-for-performance);

∎	The company maintains problematic pay practices;

∎	The board exhibits a significant level of poor communication and responsiveness to shareholders.
∎	Vote against or withhold from the members of the compensation committee and potentially the full board if:

∎	There is no SOP on the ballot, and an against vote on an SOP is warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

∎	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;

∎	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

∎	The situation is egregious.
∎	Vote against an equity plan on the ballot if:

∎	A pay for performance misalignment exists, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:

∎	Magnitude of pay misalignment;

∎	Contribution of non-performance-based equity grants to overall pay; and

∎	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

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Frequency of Advisory Vote on Executive Compensation – Management Say on Pay

The Dodd-Frank Act, in addition to requiring advisory votes on compensation (SOP), requires that each proxy for the first annual or other meeting of the shareholders (that includes required SEC compensation disclosures) occurring after Jan. 21, 2011, include an advisory voting item to determine whether, going forward, the “say on pay” vote by shareholders to approve compensation should occur every one, two, or three years.

Social Advisory Services will recommend a vote for annual advisory votes on compensation. The SOP is at its essence a communication vehicle, and communication is most useful when it is received in a consistent and timely manner. Social Advisory Services supports an annual SOP vote for many of the same reasons it supports annual director elections rather than a classified board structure: because this provides the highest level of accountability and direct communication by enabling the MSOP vote to correspond to the majority of the information presented in the accompanying proxy statement for the applicable shareholders’ meeting. Having SOP votes every two or three years, covering all actions occurring between the votes, would make it difficult to create the meaningful and coherent communication that the votes are intended to provide. Under triennial elections, for example, a company would not know whether the shareholder vote references the compensation year being discussed or a previous year, making it more difficult to understand the implications of the vote.

Social Advisory Services Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Advisory Vote on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

This is a proxy item regarding specific advisory votes on “golden parachute” arrangements for Named Executive Officers (NEOs) that is required under The Dodd-Frank Wall Street Reform and Consumer Protection Act. Social Advisory Services places particular focus on severance packages that provide inappropriate windfalls and cover certain tax liabilities of executives.

Social Advisory Services Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an against recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

∎	Single- or modified-single-trigger cash severance;
∎	Single-trigger acceleration of unvested equity awards;
∎	Excessive cash severance (>3x base salary and bonus);
∎	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
∎	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
∎	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
∎	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (“management “say on pay”), Social Advisory Services will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based Incentive Plans

As executive pay levels continue to soar, non-salary compensation remains one of the most sensitive and visible corporate governance issues. The financial crisis raised questions about the role of pay incentives in influencing executive behavior, including their appetite for risk-taking. Although shareholders may have little say about how much the CEO is paid in salary and bonus, they do have a major voice in approving stock incentive plans.

Stock-based plans can transfer significant amounts of wealth from shareholders to executives and directors and are among the most economically significant issues that shareholders are entitled to vote on. Rightly, the cost of these plans must be in line with the anticipated benefits to shareholders. Clearly, reasonable limits must be set on dilution as well as administrative authority. In addition, shareholders must consider the necessity of the various pay programs and examine the appropriateness of award types. Consequently, the pros and cons of these proposals necessitate a case-by-case evaluation.

Factors that increase the cost (or have the potential to increase the cost) of plans to shareholders include: excessive dilution, options awarded at below-market discounts, permissive policies on pyramiding, restricted stock giveaways that reward tenure rather than results, sales of shares on concessionary terms, blank-check authority for administering committees, option repricing or option replacements, accelerated vesting of awards in the event of defined changes in corporate control, stand-alone stock appreciation rights, loans or other forms of assistance, or evidence of improvident award policies.

Positive plan features that can offset costly features include: plans with modest dilution potential (i.e. appreciably below double-digit levels), bars to pyramiding and related safeguards for investor interests. Also favorable are performance programs with a duration of two or more years, bonus schemes that pay off in non-dilutive, fully deductible cash, 401K and other thrift or profit sharing plans, and tax-favored employee stock purchase plans. In general, we believe that stock plans should afford incentives, not sure-fire, risk-free rewards.

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans14 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

∎	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

∎	SVT based only on new shares requested plus shares remaining for future grants.
∎	Plan Features:

∎	Automatic single-triggered award vesting upon a change in control (CIC);

∎	Discretionary vesting authority;

∎	Liberal share recycling on various award types;

∎	Lack of minimum vesting period for grants made under the plan;

∎	Dividends payable prior to award vesting.

14 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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∎	Grant Practices:
∎	The company’s three-year burn rate relative to its industry/market cap peers;
∎	Vesting requirements in most recent CEO equity grants (3-year look-back);
∎	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
∎	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
∎	Whether the company maintains a claw-back policy;
∎	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following apply:

∎	Awards may vest in connection with a liberal change-of-control definition;
∎	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies — or by not prohibiting it when the company has a history of repricing – for non-listed companies);
∎	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect;
∎	The plan contains an evergreen (automatic share replenishment) feature; or
∎	Any other plan features are determined to have a significant negative impact on shareholder interests.

Each of these factors is described below.

Plan Cost

Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met.

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.15

15 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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Repricing Provisions

Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

∎	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
∎	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.
∎	The cancellation of underwater options in exchange for stock awards; or
∎	Cash buyouts of underwater options.

While the above cover most types of repricing, Social Advisory Services may view other provisions as akin to repricing depending on the facts and circumstances.

Also, vote against or withhold from members of the compensation committee who approved repricing (as defined above or otherwise determined by Social Advisory Services), without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Pay-for-Performance Misalignment – Application to Equity Plans

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

Social Advisory Services may recommend a vote against the equity plan if the plan is determined to be a vehicle for pay-for-performance misalignment. Considerations in voting against the equity plan may include, but are not limited to:

∎	Severity of the pay-for-performance misalignment;
∎	Whether problematic equity grant practices are driving the misalignment; and/or
∎	Whether equity plan awards have been heavily concentrated to the CEO and/or the other NEOs.

Grant Practices

Three-Year Burn Rate

Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (µ) plus one standard deviation (s) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark. See the U.S. Equity Compensation Plans FAQ for the benchmarks.

Liberal Definition of Change-in-Control

Generally vote against equity plans if the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur. Examples of such a definition could include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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Other Compensation Plans

Amending Cash and Equity Plans (including Approval for Tax Deductibility
(162(m))

Cash bonus plans can be an important part of an executive’s overall pay package, along with stock-based plans tied to long-term total shareholder returns. Over the long term, stock prices are an excellent indicator of management performance. However, other factors, such as economic conditions and investor reaction to the stock market in general and certain industries in particular, can greatly impact the company’s stock price. As a result, a cash bonus plan can effectively reward individual performance and the achievement of business unit objectives that are independent of short-term market share price fluctuations.

Social Advisory Services Recommendation: Vote case-by-case on amendments to cash and equity incentive plans.

Generally vote for proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Addresses administrative features only; or
∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee consists entirely of independent directors, per Social Advisory Services’ Categorization of Directors. Note that if the company is presenting the plan to shareholders for the first time after the company’s initial public offering (IPO), or if the proposal is bundled with other material plan amendments, then the recommendation will be case-by-case (see below).

Vote against such proposals to amend executive cash, stock, or cash and stock incentive plans if the proposal:

∎	Seeks approval for Section 162(m) purposes only, and the plan administering committee does not consist entirely of independent directors, per Social Advisory Services’ Categorization of Directors.

Vote case-by-case on all other proposals to amend cash incentive plans. This includes plans presented to shareholders for the first time after the company’s IPO and/or proposals that bundle material amendment(s) other than those for Section 162(m) purposes

Vote case-by-case on all other proposals to amend equity incentive plans, considering the following:

∎	If the proposal requests additional shares and/or the amendments may potentially increase the transfer of shareholder value to employees, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of the amendments.
∎	If the plan is being presented to shareholders for the first time (including after the company’s IPO), whether or not additional shares are being requested, the recommendation will be based on the Equity Plan Scorecard evaluation as well as an analysis of the overall impact of any amendments.
∎	If there is no request for additional shares and the amendments are not deemed to potentially increase the transfer of shareholder value to employees, then the recommendation will be based entirely on an analysis of the overall impact of the amendments, and the EPSC evaluation will be shown for informational purposes.

In the first two case-by-case evaluation scenarios, the EPSC evaluation/score is the more heavily weighted consideration.

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Employee Stock Purchase Plans (ESPPs)

Employee stock purchase plans enable employees to become shareholders, which gives them a stake in the company’s growth. However, purchase plans are beneficial only when they are well balanced and in the best interests of all shareholders. From a shareholder’s perspective, plans with offering periods of 27 months or less are preferable. Plans with longer offering periods remove too much of the market risk and could give participants excessive discounts on their stock purchases that are not offered to other shareholders.

Qualified Plans

Qualified employee stock purchase plans qualify for favorable tax treatment under Section 423 of the Internal Revenue Code. Such plans must be broad-based, permitting all full-time employees to participate. Some companies also permit part-time staff to participate. Qualified ESPPs must be expensed under SFAS 123 unless the plan meets the following conditions; a) purchase discount is 5 percent or below; b) all employees can participate in the program; and 3) no look-back feature in the program. Therefore, some companies offer nonqualified ESPPs.

Social Advisory Services Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

∎	Purchase price is at least 85 percent of fair market value;
∎	Offering period is 27 months or less; and
∎	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

∎	Purchase price is less than 85 percent of fair market value; or
∎	Offering period is greater than 27 months; or

∎	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Non-Qualified Plans

For nonqualified ESPPs, companies provide a match to employees’ contributions instead of a discount in stock price. Also, limits are placed on employees’ contributions. Some companies provide a maximum dollar value for the year and others specify the limits in terms of a percent of base salary, excluding bonus or commissions. For plans that do not qualify under Section 423 of the Internal Revenue Code, a plan participant will not recognize income by participating in the plan, but will recognize ordinary compensation income for federal income tax purposes at the time of the purchase.

Social Advisory Services Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

∎	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
∎	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
∎	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
∎	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

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Employee Stock Ownership Plans (ESOPs)

An Employee Stock Ownership Plan (ESOP) is an employee benefit plan that makes the employees of a company also owners of stock in that company. The plans are designed to defer a portion of current employee income for retirement purposes.

The primary difference between ESOPs and other employee benefit plans is that ESOPs invest primarily in the securities of the employee’s company. In addition, an ESOP must be created for the benefit of non-management level employees and administered by a trust that cannot discriminate in favor of highly paid personnel.

Academic research of the performance of ESOPs in closely held companies found that ESOPs appear to increase overall sales, employment, and sales per employee over what would have been expected absent an ESOP. Studies have also found that companies with an ESOP are also more likely to still be in business several years later, and are more likely to have other retirement oriented benefit plans than comparable non-ESOP companies.

Social Advisory Services Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Option Exchange Programs/Repricing Options

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

∎	Historic trading patterns – the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
∎	Rationale for the re-pricing – was the stock price decline beyond management’s control?
∎	Is this a value-for-value exchange?
∎	Are surrendered stock options added back to the plan reserve?
∎	Option vesting – does the new option vest immediately or is there a black-out period?
∎	Term of the option – the term should remain the same as that of the replaced option;
∎	Exercise price – should be set at fair market or a premium to market;
∎	Participants – executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential vote against the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

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Stock Plans in Lieu of Cash

Social Advisory Services Recommendation:

∎	Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.
∎	Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.
∎	Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, Social Advisory Services will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

Social Advisory Services Recommendation:

One-time Transfers: Vote against or withhold from compensation committee members if they fail to submit onetime transfers to shareholders for approval.

Vote case-by-case on one-time transfers. Vote for if:

∎	Executive officers and non-employee directors are excluded from participating;
∎	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
∎	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

∎	Eligibility;
∎	Vesting;
∎	Bid-price;
∎	Term of options;
∎	Cost of the program and impact of the TSOs on company’s total option expense; and
∎	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

401(k) Employee Benefit Plans

The 401(k) plan is one of the most popular employee benefit plans among U.S. companies. A 401(k) plan is any qualified plan under Section 401(k) of the Internal Revenue Code that contains a cash or deferred arrangement. In its simplest form, an employee can elect to have a portion of his salary invested in a 401(k) plan before any income taxes are assessed. The money can only be withdrawn before retirement under penalty. However, because the money contributed to the plan is withdrawn before taxes (reducing the employee’s income tax), a properly planned 401(k) plan will enable an employee to make larger contributions to a 401(k) plan than to a savings plan, and still take the same amount home.

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Social Advisory Services Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

Severance Agreements for Executives/Golden Parachutes

Social Advisory Services Recommendation: Vote on a case-by-case basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

∎	The triggering mechanism should be beyond the control of management;
∎	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;
∎	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Director Compensation

The board’s legal charge of fulfilling its fiduciary obligations of loyalty and care is put to the ultimate test through the task of the board setting its own compensation. Directors themselves oversee the process for evaluating board performance and establishing pay packages for board members.

Shareholders provide limited oversight of directors by electing individuals who are primarily selected by the board, or a board nominating committee, and by voting on stock-based plans for directors designed by the board compensation committee. Additionally, shareholders may submit and vote on their own resolutions seeking to limit or restructure director pay. While the cost of compensating non-employee directors is small in absolute terms, compared to the cost of compensating executives, it is still a critical aspect of a company’s overall corporate governance structure.

Overall, director pay levels are rising in part because of the new forms of pay in use at many companies, as well as because of the increased responsibilities arising from the 2002 Sarbanes-Oxley Act requirements. In addition to an annual retainer fee, many companies also pay fees for attending board and committee meetings, fees for chairing a committee, or a retainer fee for chairing a committee.

Director compensation packages should be designed to provide value to directors for their contribution. Given that many directors are high-level executives whose personal income levels are generally high, cash compensation may hold little appeal. Stock-based incentives on the other hand reinforce the directors’ role of protecting and enhancing shareholder value. The stock-based component of director compensation should be large enough to ensure that when faced with a situation in which the interests of shareholders and management differ, the board will have a financial incentive to think as a shareholder. Additionally, many companies have instituted equity ownership programs for directors. Social Advisory Services recommends that directors receive stock grants equal to three times of their annual retainer, as it is a reasonable starting point for companies of all sizes and industries. A vesting schedule for director grants helps directors to meet the stock ownership guidelines and maintains their long-term interests in the firm.

Director compensation packages should also be designed to attract and retain competent directors who are willing to risk becoming a defendant in a lawsuit and suffer potentially adverse publicity if the company runs into financial difficulties or is mismanaged.

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Shareholder Ratification of Director Pay Programs

Social Advisory Services Recommendation: Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

∎	If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and
∎	An assessment of the following qualitative factors:
∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirements;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites; and
∎	The quality of disclosure surrounding director compensation.

Equity Plans for Non-Employee Directors

Stock-based plans may take on a variety of forms including: grants of stock or options, including: discretionary grants, formula based grants, and one-time awards; stock-based awards in lieu of all or some portion of the cash retainer and/or other fees; and deferred stock plans allowing payment of retainer and/or meeting fees to be taken in stock, the payment of which is postponed to some future time, typically retirement or termination of directorship.

Social Advisory Services Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on:

∎	The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;
∎	The company’s three year burn rate relative to its industry/market cap peers; and
∎	The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans that set aside a relatively small number of shares will exceed the plan cost or burn rate benchmark when combined with employee or executive stock compensation plans. In such cases, vote for the plan if all of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

∎	The relative magnitude of director compensation as compared to companies of a similar profile;
∎	The presence of problematic pay practices relating to director compensation;
∎	Director stock ownership guidelines and holding requirement;
∎	Equity award vesting schedules;
∎	The mix of cash and equity-based compensation;
∎	Meaningful limits on director compensation;
∎	The availability of retirement benefits or perquisites;
∎	The quality of disclosure surrounding director compensation.

Outside Director Stock Awards/Options in Lieu of Cash

These proposals seek to pay outside directors a portion of their compensation in stock rather than cash. By doing this, a director’s interest may be more closely aligned with those of shareholders.

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Social Advisory Services Recommendation: Vote for proposals that seek to pay outside directors a portion of their compensation in stock rather than cash.

Director Retirement Plans

Social Advisory Services Recommendation:

∎	Vote against retirement plans for non-employee directors.
∎	Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Increase Disclosure of Executive Compensation

The SEC requires that companies disclose, in their proxy statements, the salaries of the top five corporate executives (who make at least $100,000 a year). Companies also disclose their compensation practices and details of their stock-based compensation plans. While this level of disclosure is helpful, it does not always provide a comprehensive picture of the company’s compensation practices. For shareholders to make informed decisions on compensation levels, they need to have clear, concise information at their disposal. Increased disclosure will help ensure that management: (1) has legitimate reasons for setting specific pay levels; and (2) is held accountable for its actions.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking increased disclosure on executive compensation issues including the preparation of a formal report on executive compensation practices and policies.

Limit Executive Compensation

Proposals that seek to limit executive or director compensation usually focus on the absolute dollar figure of the compensation or focus on the ratio of compensation between the executives and the average worker of a specific company. Proponents argue that the exponential growth of executive salaries is not in the best interests of shareholders, especially when that pay is exorbitant when compared to the compensation of other workers.

Social Advisory Services Recommendation:

∎	Vote for proposals to prepare reports seeking to compare the wages of a company’s lowest paid worker to the highest paid workers.
∎	Vote case-by-case on proposals that seek to establish a fixed ratio between the company’s lowest paid workers and the highest paid workers.

Stock Ownership Requirements

Corporate directors should own some amount of stock of the companies on which they serve as board members. Stock ownership is a simple method to align the interests of directors with company shareholders. Nevertheless, many highly qualified individuals such as academics and clergy who can offer valuable perspectives in boardrooms may be unable to purchase individual shares of stock. In such a circumstance, the preferred solution is to look at the board nominees individually and take stock ownership into consideration when voting on the merits of each candidate.

Social Advisory Services Recommendation: Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

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Prohibit/Require Shareholder Approval for Option Repricing

Repricing involves the reduction of the original exercise price of a stock option after the fall in share price. Social Advisory Services does not support repricing since it undermines the incentive purpose of the plan. The use of options as an incentive means that employees must bear the same risks as shareholders in holding these options. Shareholder resolutions calling on companies to abandon the practice of repricing or to submit repricings to a shareholder vote will be supported.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking to limit repricing.
∎	Vote for shareholder proposals asking the company to have option repricings submitted for shareholder ratification.

Severance Agreements/Golden Parachutes

Golden parachutes are designed to protect the employees of a corporation in the event of a change in control. With Golden Parachutes senior level management employees receive a payout during a change in control at usually two to three times base salary.

Social Advisory Services Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Cash Balance Plans

A cash balance plan is a defined benefit plan that treats an earned retirement benefit as if it was a credit from a defined contribution plan, but which provides a stated benefit at the end of its term. Because employer contributions to these plans are credited evenly over the life of a plan, and not based on a seniority formula they may reduce payouts to long-term employees who are currently vested in plans.

Cash-balance pension conversions have undergone congressional and federal agency scrutiny following high-profile EEOC complaints on age discrimination and employee anger at companies like IBM. While significant change is unlikely in the short-tm, business interests were concerned enough that the National Association of Manufacturers and other business lobbies formed a Capitol Hill coalition to preserve the essential features of the plans and to overturn an IRS ruling. Driving the push behind conversions from traditional pension plans to cash-balance plans are the substantial savings that companies generate in the process. Critics point out that these savings are gained at the expense of the most senior employees. Resolutions call on corporate boards to establish a committee of outside directors to prepare a report to shareholders on the potential impact of pension-related proposals now being considered by national policymakers in reaction to the controversy spawned by the plans.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals calling for non-discrimination in retirement benefits.
∎	Vote for shareholder proposals asking a company to give employees the option of electing to participate in either a cash balance plan or in a defined benefit plan.

Performance-Based Equity Awards

Social Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Social Advisory Services supports equity awards that provide challenging performance objectives and serve to motivate executives to superior performance and as performance-contingent stock options as a significant component of compensation.

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Social Advisory Services Recommendation: Vote case-by-case on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

∎	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a meaningful premium to be considered performance-based awards.

∎	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Social Advisory Services Recommendation: Generally vote for shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. The proposal has the following principles:

∎	Sets compensation targets for the Plan’s annual and long-term incentive pay components at or below the peer group median;
∎	Delivers a majority of the Plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
∎	Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
∎	Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;
∎	Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

∎	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
∎	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
∎	Can shareholders assess the correlation between pay and performance based on the current disclosure?
∎	What type of industry and stage of business cycle does the company belong to?

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Link Compensation to Non-Financial Factors

Proponents of these proposals feel that social and environmental criteria should be factored into the formulas used in determining executive compensation packages. The shareholder sponsors of the resolutions look to companies to review current compensation practices and to include social or environmental performance criteria such as accounting for “poor corporate citizenship” and meeting environmental or workplace safety objectives and metrics when evaluating executive compensation. Some of the non-financial criteria that proponents of these resolutions seek to be incorporated in compensation program design include workplace safety, environmental stewardship, or diversity and customer/employee satisfaction – as part of a written policy used to align compensation with performance on non-financial factors alongside financial criteria.

Proponents believe that factors such as poor environmental performance, workplace lawsuits, etc. could have a significant adverse impact on a company’s financial performance if not proactively and adequately addressed, and that these factors should be considered along with traditional financial considerations when determining executive pay. The significant stock price declines and massive losses in shareholder value stemming from the BP Deepwater Horizon oil rig disaster and the tragic explosion at Massey Energy’s Upper Big Branch mine that killed 29 employees is a sobering reminder of the need to have the right management incentives in place to ensure that social and environmental risks are actively managed and mitigated against. Given the proliferation of derivative lawsuits targeted at firms such as Halliburton, Transocean and Cameron International that were suppliers to or partners with BP in a capacity that ignored safety considerations or that contributed to the economic and ecological disaster, investors are increasingly mindful of the far-reaching implications that exposure to social or environmental risks could have on shareholder value at portfolio companies.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals calling for linkage of executive pay to non-financial factors including performance against social and environmental goals, customer/employee satisfaction, corporate downsizing, community involvement, human rights, or predatory lending.
∎	Vote for shareholder proposals seeking reports on linking executive pay to non-financial factors.

Advisory Vote on Executive Compensation (Say-on-Pay) Shareholder Proposals

Social Advisory Services Recommendation: Generally, vote for shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Vote on a case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. The following factors will be taken into regarding this policy:

∎	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares;
∎	Current employment agreements, including potential problematic pay practices such as gross-ups embedded in those agreements.

Tax Gross-up Proposals

Social Advisory Services Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

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Compensation Consultants - Disclosure of Board or Company’s Utilization

Social Advisory Services Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Golden Coffins/Executive Death Benefits

Social Advisory Services Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Social Advisory Services Recommendation: Vote on a case-by-case on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Troubled Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. The following will be taken into consideration:

∎	If the company has adopted a formal recoupment bonus policy;
∎	If the company has chronic restatement history or material financial problems;
∎	If the company’s policy substantially addresses the concerns raised by the proponent.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Social Advisory Services Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking

Social Advisory Services Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

∎	The company’s past practices regarding equity and cash compensation;
∎	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
∎	Whether the company has a rigorous claw-back policy in place.

Hold Equity Past Retirement or for a Significant Period of Time

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

∎	The percentage/ratio of net shares required to be retained;
∎	The time period required to retain the shares;
∎	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
∎	Whether the company has any other policies aimed at mitigating risk taking by executives;

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∎	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
∎	Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Social Advisory Services Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pre-Arranged Trading Plans (10b5-1 Plans)

Social Advisory Services Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

∎	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
∎	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
∎	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
∎	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
∎	An executive may not trade in company stock outside the 10b5-1 Plan;
∎	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

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7.	Mergers and Corporate Restructurings

A merger occurs when one corporation is absorbed into another and ceases to exist. The surviving company gains all the rights, privileges, powers, duties, obligations and liabilities of the merged corporation. The shareholders of the absorbed company receive stock or securities of the surviving company or other consideration as provided by the plan of merger. Mergers, consolidations, share exchanges, and sale of assets are friendly in nature, which is to say that both sides have agreed to the combination or acquisition of assets.

Shareholder approval for an acquiring company is generally not required under state law or stock exchange regulations unless the acquisition is in the form of a stock transaction which would result in the issue of 20 percent or more of the acquirer’s outstanding shares or voting power, or unless the two entities involved require that shareholders approve the deal. Under most state laws, however, a target company must submit merger agreements to a shareholder vote. Shareholder approval is required in the formation of a consolidated corporation.

Mergers and Acquisitions

M&A analyses are inherently a balance of competing factors. Bright line rules are difficult if not impossible to apply to a world where every deal is different. Ultimately, the question for shareholders (both of the acquirer and the target) is the following: Is the valuation fair? Shareholders of the acquirer may be concerned that the deal values the target too highly. Shareholders of the target may be concerned that the deal undervalues their interests.

Vote recommendation will be based on primarily an analysis of shareholder value, which itself can be affected by ancillary factors such as the negotiation process. The importance of other factors, including corporate governance and social and environmental considerations however, should not fail to be recognized.

Social Advisory Services Recommendation: Votes on mergers and acquisitions are considered on a case-by-case basis. A review and evaluation of the merits and drawbacks of the proposed transaction is conducted, balancing various and sometimes countervailing factors including:

∎	Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale;
∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal;
∎	Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;
∎	Negotiations and process: Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable?
∎	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders?
∎	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction?
∎	Stakeholder impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

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Corporate Reorganization/Restructuring Plans (Bankruptcy)

The recent financial crisis has placed Chapter 11 bankruptcy reorganizations as a potential alternative for distressed companies. While the number of bankruptcies has risen over the past year as evidenced by many firms, including General Motors and Lehman Brothers, the prevalence of these reorganizations can vary year over year due to, among other things, market conditions and a company’s ability to sustain its operations. Additionally, the amount of time that lapses between a particular company’s entrance into Chapter 11 and its submission of a plan of reorganization varies significantly depending on the complexity, timing, and jurisdiction of the particular case. These plans are often put to a vote of shareholders (in addition to other interested parties), as required by the Bankruptcy Code.

Social Advisory Services Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

∎	Estimated value and financial prospects of the reorganized company;
∎	Percentage ownership of current shareholders in the reorganized company;
∎	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an official equity committee);
∎	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
∎	Existence of a superior alternative to the plan of reorganization;
∎	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Social Advisory Services Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

∎	Valuation: Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.
∎	Deal timing: A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
∎	Negotiations and process: What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
∎	Conflicts of interest: How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80 percent rule (the charter requires that the fair market value of the target is at least equal to 80 percent of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
∎	Voting agreements: Are the sponsors entering into enter into any voting agreements/tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
∎	Governance: What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?
∎	Stakeholder Impact: Impact on community stakeholders and workforce including impact on stakeholders, such as job loss, community lending, equal opportunity, impact on environment etc.

Special Purpose Acquisition Corporations (SPACs) - Proposals for Extensions

Social Advisory Services Recommendation: Vote case-by-case on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

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∎	Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC’s acquistion process.
∎	Pending transaction(s) or progression of the acquisition process: Sometimes an intial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.
∎	Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redeemption at the extension proposal meeting.
∎	Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Social Advisory Services Recommendation: Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, valuation of spinoff, fairness opinion, benefits to the parent company, conflicts of interest, managerial incentives, corporate governance changes, changes in the capital structure.

Asset Purchases

Social Advisory Services Recommendation: Votes on asset purchase proposals should be made on a case-by-case after considering the purchase price, fairness opinion, financial and strategic benefits, how the deal was negotiated, conflicts of interest, other alternatives for the business, non-completion risk.

Asset Sales

Social Advisory Services Recommendation: Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, potential elimination of diseconomies, anticipated financial and operating benefits, anticipated use of funds, fairness opinion, how the deal was negotiated, and conflicts of interest.

Liquidations

Social Advisory Services Recommendation: Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation. Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Joint Ventures

Social Advisory Services Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account percentage of assets/business contributed, percentage ownership, financial and strategic benefits, governance structure, conflicts of interest, other alternatives and non-completion risk.

Appraisal Rights

Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

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Social Advisory Services Recommendation: Vote for proposals to restore, or provide shareholders with, rights of appraisal.

Going Private/Dark Transactions (Leveraged buyouts and Minority Squeeze-outs)

Social Advisory Services Recommendation: Vote case-by-case on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote case-by-case on “going dark” transactions, determining whether the transaction enhances shareholder value by taking into consideration:

∎	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
∎	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
∎	Are all shareholders able to participate in the transaction?
∎	Will there be a liquid market for remaining shareholders following the transaction?
∎	Does the company have strong corporate governance?
∎	Will insiders reap the gains of control following the proposed transaction?
∎	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Private Placements/Warrants/Convertible Debentures

Social Advisory Services Recommendation: Vote case-by-case on proposals regarding private placements taking into consideration:
∎	Dilution to existing shareholders’ position.
∎	The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion.
∎	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; conversion features; termination penalties; exit strategy.
∎	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial issues.
∎	When evaluating the magnitude of a private placement discount or premium, Social Advisory Services will consider whether it is affected by liquidity, due diligence, control and monitoring issues, capital scarcity, information asymmetry and anticipation of future performance.
∎	Financial issues include but are not limited to examining the following: a) company’s financial situation; b) degree of need for capital; c) use of proceeds; d) effect of the financing on the company’s cost of capital; e) current and proposed cash burn rate; and f) going concern viability and the state of the capital and credit markets.
∎	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives. A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
∎	Control issues including: a) Change in management; b) change in control; c) guaranteed board and committee seats; d) standstill provisions; e) voting agreements; f) veto power over certain corporate actions.
∎	Minority versus majority ownership and corresponding minority discount or majority control premium
∎	Conflicts of interest
∎	Conflicts of interest should be viewed from the perspective of the company and the investor.
∎	Were the terms of the transaction negotiated at arm’s-length? Are managerial incentives aligned with shareholder interests?
∎	Market reaction
∎	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

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Vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Social Advisory Services Recommendation:

∎	Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration: a) the reasons for the change; b) any financial or tax benefits; c) regulatory benefits; d) increases in capital structure; and e) changes to the articles of incorporation or bylaws of the company.
∎	Vote against the formation of a holding company, absent compelling financial reasons to support the transaction, if the transaction would include either: a) increases in common or preferred stock in excess of the allowable maximum; or b) adverse changes in shareholder rights.

Value Maximization Shareholder Proposals

Social Advisory Services Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

∎	Prolonged poor performance with no turnaround in sight;
∎	Signs of entrenched board and management;
∎	Strategic plan in place for improving value;
∎	Likelihood of receiving reasonable value in a sale or dissolution;
∎	Whether company is actively exploring its strategic options, including retaining a financial advisor.

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8.	Social And Environmental Proposals

Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:

∎	The number and variety of shareholder resolutions on social and environmental issues has increased;
∎	Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
∎	The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation;
∎	Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.

Social Advisory Services Recommendation: Generally vote for social and environmental shareholder proposals that promote good corporate citizens while enhancing long-term shareholder and stakeholder value. Vote for disclosure reports that seek additional information particularly when it appears companies have not adequately addressed shareholders’ social, workforce, and environmental concerns. In determining vote recommendations on shareholder social, workforce, and environmental proposals, Social Advisory Services will analyze the following factors:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
∎	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;
∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎	If the proposal requests increased disclosure or greater transparency, whether sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion;
∎	Whether implementation of the proposal would achieve the objectives sought in the proposal.

In general, Social Advisory Services supports proposals that request the company to furnish information helpful to shareholders in evaluating the company’s operations. In order to be able to intelligently monitor their investments shareholders often need information best provided by the company in which they have invested. Requests to report such information will merit support. Requests to establish special committees of the board to address broad corporate policy and provide forums for ongoing dialogue on issues including, but not limited to shareholder relations, the environment, human rights, occupational health and safety, and executive compensation, will generally be supported, particularly when they appear to offer a potentially effective method for enhancing shareholder value. We will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that improve the company’s public image, and reduce exposure to liabilities.

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Diversity and Equality

Significant progress has been made in recent years in the advancement of women and racial minorities in the workplace and the establishment of greater protections against discriminatory practices in the workplace. In the U.S, there are many civil rights laws that are enforced by the Equal Employment Opportunity Commission. The Civil Rights Act of 1964 prohibits discrimination based on race, color, religion, sex and nationality. However, discrimination on the basis of race, gender, religion, nationality, and sexual preference continues. The SEC’s revised disclosure rules now require information on how boards factor diversity into the director nomination process, as well as disclosure on how the board assesses the effectiveness of its diversity policy. Shareholder proposals on diversity may target a company’s board nomination procedures or seek greater disclosure on a company’s programs and procedures on increasing the diversity of its workforce, and make reference to one or more of the following points:

∎	Violations of workplace anti-discrimination laws lead to expensive litigation and damaged corporate reputations that are not in the best interests of shareholders;
∎	Employers already prepare employee diversity reports for the EEOC, so preparing a similar report to shareholders can be done at minimal cost;
∎	The presence of women, ethnic minorities and union members in workforce and customer pools gives companies with diversified boards a practical advantage over their competitors as a result of their unique perspectives;
∎	Efforts to include women, minorities and union representatives on corporate boards can be made at reasonable costs;
∎	Reports can be prepared “at reasonable expense” describing efforts to encourage diversified representation on their boards;
∎	Board diversification increases the pool of the company’s potential investors because more and more investors are favoring companies with diverse boards;
∎	A commitment to diversity in the workforce can lead to superior financial returns.

Add Women and Minorities to the Board

Board diversification proposals ask companies to put systems in place to increase the representation of women, racial minorities, union members or other underrepresented minority groups on boards of directors. In prior years, board diversification proposals requested that companies nominate board members from certain constituencies, appoint special committees to recommend underrepresented classes of board members, establish board positions reserved for representatives of certain groups, or simply “make greater efforts” to nominate women and ethnic minorities to their boards.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to take steps to nominate more women and racial minorities to the board.
∎	Vote for shareholder proposals asking for reports on board diversity.
∎	Vote for shareholder proposals asking companies to adopt nomination charters or amend existing charters to include reasonable language addressing diversity.

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Report on the Distribution of Stock Options by Gender and Race

Companies have received requests from shareholders to prepare reports documenting the distribution of the stock options and restricted stock awards by race and gender of the recipient. Proponents of these proposals argue that, in the future, there will be a shift toward basing racial and gender discrimination suits on the distribution of corporate wealth through stock options. The appearance of these proposals is also in response to the nationwide wage gap and under representation of minorities and women at the highest levels of compensation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to report on the distribution of stock options by race and gender of the recipient.

Prepare Report/Promote EEOC-Related Activities

Filers of proposals on this issue generally ask a company to make available, at reasonable cost and omitting proprietary information, data the company includes in its annual report to the Equal Employment Opportunity Commission (EEOC) outlining the make-up of its workforce by race, gender and position. Shareholders also ask companies to report on any efforts they are making to advance the representation of women and ethnic minorities in jobs in which they have been historically underrepresented, such as sales and management. The costs of violating federal laws that prohibit discrimination by corporations are high and can affect corporate earnings. The Equal Opportunities Employment Commission does not release the companies’ filings to the public, unless it is involved in litigation, and this information is difficult to obtain from other sources. Companies need to be sensitive to minority employment issues as the new evolving work force becomes increasingly diverse. This information can be provided with little cost to the company and does not create an unreasonable burden on management.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its diversity and/or affirmative action programs.
∎	Vote for shareholder proposals calling for legal and regulatory compliance and public reporting related to non-discrimination, affirmative action, workplace health and safety, and labor policies and practices that effect long-term corporate performance.
∎	Vote for shareholder proposals requesting nondiscrimination in salary, wages and all benefits.
∎	Vote for shareholder proposals calling for action on equal employment opportunity and antidiscrimination.

Report on Progress Towards Glass Ceiling Commission Recommendations

In November 1995, the Glass Ceiling Commission (Commission), a bipartisan panel of leaders from business and government, issued a report describing “an unseen yet unbreachable barrier that keeps women and minorities from rising to the upper rungs of the corporate ladder.” The Commission recommended that companies take practical steps to rectify this disparity, such as including diversity goals in business plans, committing to affirmative action for qualified employees and initiating family-friendly labor policies. Shareholders have submitted proposals asking companies to report on progress made toward the Commission’s recommendations.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that ask the company to report on its progress against the Glass Ceiling Commission’s recommendations.
∎	Vote for shareholder proposals seeking to eliminate the “glass ceiling” for women and minority employees.

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Prohibit Discrimination on the Basis of Sexual Orientation or Gender Identity

Federal law does not ban workplace discrimination against gay and lesbian employees, and only some states have enacted workplace protections for these employees. Although an increasing number of US companies have explicitly banned discrimination on the basis of sexual orientation or gender identity in their equal employment opportunity (EEO) statements, many still do not. Shareholder proponents and other activist groups concerned with gay and lesbian rights, such as the Human Rights Campaign (HRC) and the Pride Foundation, have targeted U.S. companies that do not specifically restrict discrimination on the basis of sexual orientation in their EEO statements. Shareholder proposals on this topic ask companies to change the language of their EEO statements in order to put in place anti-discrimination protection for their gay and lesbian employees. In addition, proposals may seek disclosure on a company’s general initiatives to create a workplace free of discrimination on the basis of sexual orientation, including reference to such items as support of gay and lesbian employee groups, diversity training that addresses sexual orientation, and non-medical benefits to domestic partners of gay and lesbian employees.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to include language in EEO statements specifically barring discrimination on the basis of sexual orientation or gender identity.
∎	Vote for shareholder proposals seeking reports on a company’s initiatives to create a workplace free of discrimination on the basis of sexual orientation or gender identity.
∎	Vote against shareholder proposals that seek to eliminate protection already afforded to gay and lesbian employees.

Report on/Eliminate Use of Racial Stereotypes in Advertising

Many companies continue to use racial stereotypes or images perceived as racially insensitive in their advertising campaigns. Filers of shareholder proposals on this topic often request companies to give more careful consideration to the symbols and images that are used to promote the company.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking more careful consideration of using racial stereotypes in advertising campaigns, including preparation of a report on this issue.

Gender, Race, or Ethnicity Pay Gap

Over the past several years, shareholders have filed resolutions requesting that companies report whether a gender, race, or ethnicity pay gap exists, and if so, what measures are being taken to eliminate the gap. While primarily filed at technology firms, in 2017, the resolutions were also filed at firms in the financial services, insurance, healthcare, and telecommunication sectors. Proponents are expected to continue this campaign by engaging companies and filing shareholder proposals on this issue.

Social Advisory Services Recommendation: Vote for requests for reports on a company’s pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethinicity pay gap.

Labor and Human Rights

Investors, international human rights groups, and labor advocacy groups have long been making attempts to safeguard worker rights in the international marketplace. In instances where companies themselves operate factories in developing countries for example, these advocates have asked that the companies adopt global corporate standards that guarantee sustainable wages and safe working conditions for their workers abroad. Companies that contract out portions of their manufacturing operations to foreign companies have been asked to ensure that the products they receive from those contractors have not been made using forced labor, child labor,

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or sweatshop labor. These companies are asked to adopt formal vendor standards that, among other things, include some sort of monitoring mechanism. Globalization, relocation of production overseas, and widespread use of subcontractors and vendors, often make it difficult to obtain a complete picture of a company’s labor practices in global markets. Recent deadly accidents at factories, notably in Bangladesh and in Pakistan, have continued to intensify these concerns. Many investors believe that companies would benefit from adopting a human rights policy based on the Universal Declaration of Human Rights and the International Labour Organization’s Core Labor Standards. Efforts that seek greater disclosure on a company’s global labor practices, including its supply chain, and that seek to establish minimum standards for a company’s operations will be supported. In addition, requests for independent monitoring of overseas operations will be supported.

Social Advisory Services generally supports proposals that call for the adoption and/or enforcement of principles or codes relating to countries in which there are systematic violations of human rights; such as the use of slave, child, or prison labor; a government that is illegitimate; or there is a call by human rights advocates, pro-democracy organizations, or legitimately-elected representatives for economic sanctions. The use of child, sweatshop, or forced labor is unethical and can damage corporate reputations. Poor labor practices can lead to litigation against the company, which can be costly and time consuming.

Codes of Conduct and Vendor Standards

In recent years, an increasing number of shareholder proposals have been submitted that pertain to the adoption of codes of conduct or provision, greater disclosure on a company’s international workplace standards, or that request human rights risk assessment. Companies have been asked to adopt a number of different types of codes, including a workplace code of conduct, standards for international business operations, human rights standards, International Labour Organization (ILO) standards and the SA 8000 principles. The ILO is an independent agency of the United Nations which consists of 187 member nations represented by workers, employers, and governments. The ILO’s general mandate is to promote a decent workplace for all individuals. The ILO sets international labor standards in the form of its conventions and then monitors compliance with the standards. The seven conventions of the ILO fall under four broad categories: Right to organize and bargain collectively, Nondiscrimination in employment, Abolition of forced labor, and End of child labor. Each of the 187 member-nations of the ILO is bound to respect and promote these rights to the best of their abilities. SA 8000 is a set of labor standards, based on the principles of the ILO conventions and other human rights conventions, and covers eight workplace conditions, including: child labor, forced labor, health and safety, freedom of association and the right to collective bargaining, discrimination, disciplinary practices, working hours and compensation. The Global Sullivan Principles are a set of guidelines that support economic, social and political justice by companies where they do business; to support human rights and to encourage equal opportunity at all levels of employment.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to implement human rights standards and workplace codes of conduct.
∎	Vote for shareholder proposals calling for the implementation and reporting on ILO codes of conduct, SA 8000 Standards, or the Global Sullivan Principles.
∎	Vote for shareholder proposals that call for the adoption of principles or codes of conduct relating to company investments in countries with patterns of human rights abuses (e.g. Northern Ireland, Burma, former Soviet Union, and China).
∎	Vote for shareholder proposals that call for independent monitoring programs in conjunction with local and respected religious and human rights groups to monitor supplier and licensee compliance with codes.
∎	Vote for shareholder proposals that seek publication of a “Code of Conduct” by the company’s foreign suppliers and licensees, requiring that they satisfy all applicable standards and laws protecting employees’ wages, benefits, working conditions, freedom of association, and other rights.
∎	Vote for proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process.

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∎	Vote for shareholder proposals seeking reports on, or the adoption of, vendor standards including: reporting on incentives to encourage suppliers to raise standards rather than terminate contracts and providing public disclosure of contract supplier reviews on a regular basis.
∎	Vote for shareholder proposals to adopt labor standards for foreign and domestic suppliers to ensure that the company will not do business with foreign suppliers that manufacture products for sale in the U.S. using forced labor, child labor, or that fail to comply with applicable laws protecting employee’s wages and working conditions.

Adopt/Report on MacBride Principles

These resolutions have called for the adoption of the MacBride Principles for operations located in Northern Ireland. They request companies operating abroad to support the equal employment opportunity policies that apply in facilities they operate domestically. The principles were established to address the sectarian hiring problems between Protestants and Catholics in Northern Ireland. It is well documented that Northern Ireland’s Catholic community faced much higher unemployment figures than the Protestant community. In response to this problem, the U.K. government instituted the New Fair Employment Act of 1989 (and subsequent amendments) to address the sectarian hiring problems.

Many companies believe that the Act adequately addresses the problems and that further action, including adoption of the MacBride Principles, only duplicates the efforts already underway. In evaluating a proposal to adopt the MacBride Principles, shareholders must decide whether the principles will cause companies to divest, and therefore worsen the unemployment problem, or whether the principles will promote equal hiring practices. Proponents believe that the Fair Employment Act does not sufficiently address the sectarian hiring problems. They argue that the MacBride Principles serve to stabilize the situation and promote further investment.

Social Advisory Services Recommendation: Vote for shareholder proposals to report on or implement the MacBride Principles.

Community Impact Assessment/Indigenous Peoples’ Rights

In recent years, a number of U.S. public companies have found their operations or expansion plans in conflict with local indigenous groups. In order to improve their standing with indigenous groups and decrease any negative publicity companies may face, some concerned shareholders have sought reports requesting that companies review their obligations, actions and presence on these groups. Some have also requested these companies adopt policies based on the Draft UN Declaration on the Rights of Indigenous Peoples and the Organization of American States’ (OAS) American Declaration on rights of Indigenous Peoples. Some companies such as Starbucks have reached agreements with local governments to ensure better business practices for products produced by indigenous groups. Shareholders, concerned with the negative impact that the company’s operations may have on the indigenous people’s land and community, have sought reports detailing the impact of the company’s actions and presence on these groups.

Social Advisory Services Recommendation: Vote for shareholder proposals asking to prepare reports on a company’s environmental and health impact on communities.

Report on Risks of Outsourcing

Consumer interest in keeping costs low through comparison shopping, coupled with breakthroughs in productivity have prompted companies to look for methods of increasing profit margins while keeping prices competitive. Through a practice known as off-shoring, the outsourcing or moving of manufacturing and service operations to foreign markets with lower labor costs, companies have found one method where the perceived savings potential is quite substantial. Shareholder opponents of outsourcing argue that there may be long-term consequences to

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offshore outsourcing that outweigh short-term benefits such as backlash from a public already sensitive to off-shoring, security risks from information technology development overseas, and diminished employee morale. Shareholder proposals addressing outsourcing ask that companies prepare a report to shareholders evaluating the risk to the company’s brand name and reputation in the U.S. from outsourcing and off-shoring of manufacturing and service work to other countries.

Social Advisory Services Recommendation: Vote for shareholders proposals asking companies to report on the risks associated with outsourcing or off-shoring.

Report on the Impact of Health Pandemics on Company Operations

Sub-Saharan Africa is the most affected region in the world with regard to the HIV/AIDS pandemic. With limited access to antiretroviral treatment for HIV/AIDS, the increasing death toll is expected to have profound social, political and economic impact on that region and the companies or industries with operations in Sub-Saharan Africa. In the past, shareholder proposals asked companies to develop policies to provide affordable HIV/AIDS, malaria, and tuberculosis drugs in third-world countries. However, in recent years, shareholders have changed their tactic, asking instead for reports on the impact of these pandemics on company operations, including both pharmaceutical and non-pharmaceutical companies operating in high-risk areas. This change is consistent with the general shift in shareholder proposals towards risk assessment and mitigation.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for companies to report on the impact of pandemics, such as HIV/AIDS, malaria, and tuberculosis, on their business strategies.

Mandatory Arbitration

Social Advisory Services Recommendation: Generally vote for requests for a report on a company’s use of mandatory arbitration on employment-related claims.

Sexual Harassment

Social Advisory Services Recommendation: Generally vote for requests for a report on company actions taken to strengthen policies and oversight to prevent workplace sexual harassment, or a report on risks posed by a company’s failure to prevent workplace sexual harassment.

Operations in High Risk Markets

In recent years, shareholder advocates and human rights organizations have highlighted concerns associated with companies operating in regions that are politically unstable, including state sponsors of terror. The U.S. government has active trade sanction regimes in place against a number of countries, including Cuba, Iran, North Korea, Sudan, and Syria, among others. These sanctions are enforced by the Office of Foreign Assets Control, which is part of the U.S. Department of the Treasury. However, these countries do not comprise an exhaustive list of countries considered to be high-risk markets.

Shareholder proponents have filed resolutions addressing a variety of concerns around how investments and operations in high-risk regions may support, or be perceived to support, potentially oppressive governments. Proponents contend that operations in these countries may lead to potential reputational, regulatory, and/or supply chain risks as a result of operational disruptions. Concerned shareholders have requested investment withdrawals or cessation of operations in high-risk markets as well as reports on operations in high-risk markets. Such reports may seek additional disclosure from companies on criteria employed for investing in, continuing to operate in, and withdrawing from specific countries.

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Depending on the country’s human rights record, investors have also asked companies to refrain from commencing new projects in the country of concern until improvements are made. In addition, investors have sought greater disclosure on the nature of a company’s involvement in the country and on the impact of their involvement or operations.

Social Advisory Services Recommendation: Vote for requests for a review of and a report outlining the company’s potential financial and reputation risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or otherwise, taking into account:

∎	The nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption;
∎	Current disclosure of applicable risk assessment(s) and risk management procedures;
∎	Compliance with U.S. sanctions and laws;
∎	Consideration of other international policies, standards, and laws;
∎	Whether the company has been recently involved in significant controversies or violations in “high-risk” markets.

Reports on Operations in Burma/Myanmar

Since the early 1960s, Burma (also known as Myanmar) has been ruled by a military dictatorship that has been condemned for human rights abuses, including slave labor, torture, rape and murder. Many companies have pulled out of Burma over the past decade given the controversy surrounding involvement in the country. Oil companies continue be the largest investors in Burma and therefore are the usual targets of shareholder proposals on this topic. However, proposals have also been filed at other companies, including financial companies, for their involvement in the country.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to adopt labor standards in connection with involvement in Burma.
∎	Vote for shareholder proposals seeking reports on Burmese operations and reports on costs of continued involvement in the country.
∎	Vote shareholder proposals to pull out of Burma on a case-by-case basis.

Reports on Operations in China

Documented human rights abuses in China continue to raise concerns among investors, specifically with respect to alleged use of prison and child labor in manufacturing. Reports have identified U.S. companies with direct or indirect ties to companies controlled by the Chinese military, the People’s Liberation Army (PLA), and hence links to prison labor. The U.S. Business Principles for Human Rights of Workers in China may help a company with operations in China avoid being blacklisted by U.S. states and municipalities, many of whom have limited their contracts with companies that fail to adopt similar principles in other countries recognized for committing gross human rights violations.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting more disclosure on a company’s involvement in China
∎	Vote case-by-case on shareholder proposals that ask a company to terminate a project or investment in China.

Product Sales to Repressive Regimes

Certain Internet technology companies have been accused of assisting repressive governments in violating human rights through the knowing misuse of their hardware and software. Human rights groups have accused companies such as Yahoo!, Cisco, Google, and Microsoft of allowing the Chinese government to censor and track down dissenting voices on the internet.

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Social Advisory Services Recommendation:

∎	Vote case-by-case on shareholder proposals requesting that companies cease product sales to repressive regimes that can be used to violate human rights.
∎	Vote for proposals to report on company efforts to reduce the likelihood of product abuses in this manner.

Internet Privacy/Censorship and Data Security

Information technology sector companies have been at the center of shareholder advocacy campaigns regarding concerns over Internet service companies and technology providers’ alleged cooperation with potentially repressive regimes, notably the Chinese government. Shareholder proposals, submitted at Yahoo!, Google, Microsoft, and Cisco, among others, asked companies to take steps to stop abetting repression and censorship of the Internet and/or review their human rights policies taking this issue into consideration. Resolution sponsors generally argue that the Chinese government is using IT company technologies to track, monitor, identify, and, ultimately, suppress political dissent. In the view of proponents, this process of surveillance and associated suppression violates internationally accepted norms outlined in the U.N. Universal Declaration of Human Rights.

While early shareholder resolutions on Internet issues focused on censorship by repressive regimes and net neutrality, proponents have recently raised concerns regarding privacy and data security in the wake of increased breaches that result in the misuse of personal information. On Oct. 13, 2011, the Securities and Exchange Commission (SEC) issued a guidance document about the disclosure obligations relating to cybersecurity risks and cyber incidents. In the document, the SEC references the negative consequences that are associated with cyber-attacks, such as: remediation costs, including those required to repair relationships with customers and clients; increased cyber-security protection costs; lost revenues from unauthorized use of the information or missed opportunities to attract clients; litigation; and reputational damage. The document says that while the federal securities laws do not explicitly require disclosure of cybersecurity risks and incidents, some disclosure requirements may impose an obligation on the company to disclose such information and provides scenarios where disclosure may be required. A 2013 study by the Ponemon Institute found that the median annualized cost of cyber-attacks for the 60 organizations studied was $11.6 million. The study also found that the number of successful cyber-attacks among the 60 companies increased by 18 percent between 2012 and 2013, from 102 successful attacks on average per week to 122.

More recently, data security has been the focus of media outlets and a public concern. During the 2013 holiday shopping season, Target, Neiman Marcus, and other retailers were the targets of hackers looking to steal credit card numbers. It is estimated that as many as 40 million customer credit and debit card accounts were stolen at Target alone. These incidents preceded what many people consider the largest data security breach in the United States. In June 2013, major media outlets began releasing information about leaked classified documents disclosed by Edward Snowden, an NSA contractor. The documents revealed a government-run Internet and telephone surveillance program aimed at collecting metadata. As part of this operation, the government is said to have obtained from major U.S. telecommunications companies the call records of their customers.

Social Advisory Services Recommendation: Vote for resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

∎	The level of disclosure of policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
∎	Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;

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∎	The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
∎	The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and
∎	The level of controversy or litigation related to the company’s international human rights policies and procedures.

Disclosure on Plant Closings

Shareholders have asked that companies contemplating plant closures consider the impact of such closings on employees and the community, especially when such plan closures involve a community’s largest employers. Social Advisory Services usually recommends voting for greater disclosure of plant closing criteria. In cases where it can be shown that companies have been proactive and responsible in adopting these criteria, Social Advisory Services recommends against the proposal.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking greater disclosure on plant closing criteria if the company has not provided such information.

Environment

Proposals addressing environmental and energy concerns are plentiful, and generally seek greater disclosure on a particular issue or seek to improve a company’s environmental practices in order to protect the world’s natural resources. In addition, some proponents cite the negative financial implications for companies with poor environmental practices, including liabilities associated with site clean-ups and lawsuits, as well as arguments that energy efficient products and clean environmental practices are sustainable business practices that will contribute to long-term shareholder value. Shareholders proponents point out that the majority of independent atmospheric scientists agree that global warming poses a serious problem to the health and welfare of our planet, citing the findings of the Intergovernmental Panel on Climate Change. Shareholder activists argue that companies can report on their greenhouse gas emissions within a few months at reasonable cost. The general trend indicates a movement towards encouraging companies to have proactive environmental policies, focusing on maximizing the efficient use of non-renewable resources and minimizing threats of harm to human health or the environment.

Environmental/Sustainability Reports

Shareholders may request general environmental disclosures or reports on a specific location/operation, often requesting that the company detail the environmental risks and potential liabilities of a specific project. Increasingly, companies have begun reporting on environmental and sustainability issues using the Global Reporting Initiative (GRI) standards. The GRI was established in 1997 with the mission of developing globally applicable guidelines for reporting on economic, environmental, and social performance. The GRI was developed by Ceres, (formerly known as the Coalition for Environmentally Responsible Economies,CERES) in partnership with the United Nations Environment Programme (UNEP).

Ceres was formed in the wake of the March 1989 Exxon Valdez oil spill, when a consortium of investors, environmental groups, and religious organizations drafted what were originally named the Valdez Principles, and later to be renamed the CERES Principles. Corporate signatories to the CERES Principles pledge to publicly report on environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction in a standardized form.

The Equator Principles are the financial industry’s benchmark for determining, assessing and managing social and environmental risk in project financing. The Principles were first launched in June 2003 and were ultimately adopted by over forty financial institutions during a three year implementation period. The principles were

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subsequently revised in July 2006 to take into account the new performance standards approved by the World Bank Group’s International Finance Corporation (IFC). The third iteration of the Principles was launched in June 2013 and it amplified the banks’ commitments to social responsibility, including human rights, climate change, and transparency. Financial institutions adopt these principles to ensure that the projects they venture in are developed in a socially responsible manner and reflect sound environmental management practices.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
∎	Vote for shareholder proposals asking companies to report in accordance with the Global Reporting Initiative (GRI).
∎	Vote for shareholder proposals seeking the preparation of sustainability reports.
∎	Vote for shareholder proposals to study or implement the CERES principles.
∎	Vote for shareholder proposals to study or implement the Equator Principles.

Climate Change/Greenhouse Gas Emissions

Climate change has emerged as the most significant environmental threat to the planet to date. Scientists generally agree that gases released by chemical reactions including the burning of fossil fuels contribute to a “greenhouse effect” that traps the planet’s heat. Environmentalists claim that the Greenhouse Gases(GHG) produced by the industrial age have caused recent weather crises such as heat waves, rainstorms, melting glaciers, rising sea levels and receding coastlines. Climate change skeptics have described the rise and fall of global temperatures as naturally occurring phenomena and depicted human impact on climate change as minimal. Shareholder proposals requesting companies to issue a report to shareholders, “at reasonable cost and omitting proprietary information,” on greenhouse gas emissions ask that the report include descriptions of corporate efforts to reduce emissions, companies’ financial exposure and potential liability from operations that contribute to global warming, their direct or indirect efforts to promote the view that global warming is not a threat, and their goals in reducing these emissions from their operations. Shareholder proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking information on the financial, physical, or regulatory risks it faces related to climate change- on its operations and investments, or on how the company identifies, measures, and manage such risks.
∎	Vote for shareholder proposals calling for the reduction of GHG or adoption of GHG goals in products and operations.
∎	Vote for shareholder proposals seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change.
∎	Vote for shareholder proposals requesting reports on greenhouse gas emissions from companies’ operations and/or products.

Invest in Clean/Renewable Energy

Filers of proposals on renewable energy ask companies to increase their investment in renewable energy sources and to work to develop products that rely more on renewable energy sources. Increased use of renewable energy will reduce the negative environmental impact of energy companies. In addition, as supplies of oil and coal exist in the earth in limited quantities, renewable energy sources represent a competitive, and some would argue essential, long-term business strategy.

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Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s activities related to the development of renewable energy sources.
∎	Vote for shareholder proposals seeking increased investment in renewable energy sources unless the terms of the resolution are overly restrictive.

Energy Efficiency

Reducing the negative impact to the environment can be done through the use of more energy efficient practices and products. Shareholders propose that corporations should have energy efficient manufacturing processes and should market more energy efficient products. This can be done by utilizing renewable energy sources that are cost-competitive and by implementing energy efficient operations.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on company energy efficiency policies and/or goals.

Operations in Environmentally Sensitive Areas

Canadian Oil Sands

Proposals asking for a report on oil sands operations in the Athabasca region of Alberta, Canada have appeared at a number of oil and gas companies. Alberta’s oil sands contain a reserve largely thought to be one of the world’s largest potential energy sources. Rising oil sands production in Alberta has been paralleled with concerns from a variety of stakeholders—including environmental groups, local residents, and shareholders—regarding the environmental impacts of the complicated extraction and upgrading processes required to convert oil sands into a synthetic crude oil. The high viscosity of bitumen makes its extraction a challenging and resource-intensive process; the most common extraction technique involves pumping steam into the oil sands to lower the viscosity of bitumen in order to pump it to the surface.

One of the most prominent issues concerning oil sands is the large volume of greenhouse gases (GHG) associated with production. Oil sands are by far one of the most energy-intensive forms of oil production, releasing three times more GHG emissions from production than conventional oil.

Shareholders have kept up pressure on the issue of potential long-term risks to companies posed by the environmental, social, and economic challenges associated with Canadian oil sands operations. Resolutions on the topic have focused on requesting greater transparency on the ramifications of oil sands development projects.

Arctic National Wildlife Refuge

The Arctic National Wildlife Refuge (ANWR) is a federally protected wilderness along Alaska’s North Slope. In the past, legislation proposed in both the House and Senate that, if passed, would allow a portion of this area to be leased to private companies for development and production of oil, has been witnessed. Oil companies have expressed an interest in bidding for these leases given the opportunity. In response, shareholder activists have filed resolutions asking these companies to cancel any plans to drill in the ANWR and cease their lobbying efforts to open the area for drilling. Proponents of shareholder proposals on this issue argue that the Coastal Plain section of the ANWR is the most environmentally sensitive area of the refuge, that the majority of Alaska’s North Slope that is not federally designated wilderness already provides the oil industry with sufficient resources for oil production, and that advocates of drilling in ANWR overstate the benefit to be derived from opening the wilderness to oil production. Those in favor of opening the area up to drilling note that only a small portion of ANWR would be considered for exploration, and if drilling were to take place, it would be on less than one percent of the entire area, that modern technology reduces the environmental impact of oil drilling on both the land and surrounding wildlife, and that oil production in ANWR would have considerable benefit to company shareholders, Alaskans, and the United States as a whole.

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Social Advisory Services Recommendation:

∎	Vote for requests for reports on potential environmental damage as a result of company operations in protected regions.
∎	Vote for shareholder proposals asking companies to prepare reports or adopt policies on operations that include mining, drilling or logging in environmentally sensitive areas.
∎	Vote for shareholder proposals seeking to curb or reduce the sale of products manufactured from materials extracted from environmentally sensitive areas such as old growth forests.

Hydraulic Fracturing

Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals are blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies. Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.

Social Advisory Services Recommendation: Vote for requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.

Phase Out Chlorine-Based Chemicals

The Environmental Protection Agency (EPA) identified chlorine bleaching of pulp and paper as a major source of dioxin, a known human carcinogen linked to have negative effects to humans and animals. A number of shareholder proposals have been filed in recent years asking companies to report on the possible phase-out of chlorine bleaching in the production of paper because of the practice’s negative environmental impact.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on the phase-out of chlorine bleaching in paper production.
∎	Vote on a case-by-case basis on shareholder proposals asking companies to cease or phase-out the use of chlorine bleaching.

Land Procurement and Development

Certain real estate developers including big-box large retailers have received criticism over their processes for acquiring and developing land. Given a 2005 Supreme Court decision allowing for the usage of eminent domain laws in the U.S. to take land from property-owners for tax generating purposes, as well as certain controversies outside of the U.S. with land procurement, some shareholders would like assurances that companies are acting ethically and with local stakeholders in mind.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting that companies report on or adopt policies for land procurement and utilize the policies in their decision-making.

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Report on the Sustainability of Concentrated Area Feeding Operations (CAFO)

The potential environmental impact on water, aquatic ecosystems, and local areas from odor and chemical discharges from CAFOs has led to lawsuits and EPA regulations. Certain shareholders have asked companies to provide additional details on their CAFOs in addition to those with which the companies contract to raise their livestock.

Social Advisory Services Recommendation: Vote for requests that companies report on the sustainability and the environmental impacts of both company-owned and contract livestock operations.

Adopt a Comprehensive Recycling Policy

A number of companies have received proposals to step-up their recycling efforts, with the goal of reducing the company’s negative impact on the environment and reducing costs over the long-term.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting the preparation of a report on the company’s recycling efforts.
∎	Vote for shareholder proposals that ask companies to increase their recycling efforts or to adopt a formal recycling policy.

Nuclear Energy

Nuclear power continues to be a controversial method of producing electricity. Opponents of nuclear energy are primarily concerned with serious accidents and the related negative human health consequences, and with the difficulties involved in nuclear waste storage.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s nuclear energy procedures.
∎	Vote case-by-case on proposals that ask the company to cease the production of nuclear power.

Water Use

Shareholders may ask for a company to prepare a report evaluating the business risks linked to water use and impacts on the company’s supply chain, including subsidiaries and bottling partners. Such proposals also ask companies to disclose current policies and procedures for mitigating the impact of operations on local communities in areas of water scarcity.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking the preparation of a report on a company’s risks linked to water use.
∎	Vote for resolutions requesting companies to promote the “human right to water” as articulated by the United Nations.
∎	Vote for shareholder proposals requesting that companies report on or adopt policies for water use that incorporate social and environmental factors.

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Kyoto Protocol Compliance

With the Kyoto Protocol operational as of February 2005, ratifying countries have agreed to reduce their emissions of carbon dioxide and five other greenhouse gases. While some signatories have yet to release specific details of corporate regulations, the impact on multinationals operating in Kyoto-compliant countries is anticipated to be significant.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and report on how companies will meet GHG reduction targets of the Kyoto-compliant countries in which they operate.

Health and Safety

Toxic Materials

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to report on policies and activities to ensure product safety.
∎	Vote for shareholder proposals asking companies to disclose annual expenditures relating to the promotion and/or environmental cleanup of toxins.
∎	Vote for shareholder proposals asking companies to report on the feasibility of removing, or substituting with safer alternatives, all “harmful” ingredients used in company products.

Product Safety

Social Advisory Services Recommendation:

∎	Generally vote for proposals requesting the company to report on or adopt consumer product safety policies and initiatives.
∎	Generally vote for proposals requesting the study, adoption and/or implementation of consumer product safety programs in the company’s supply chain.

Workplace/Facility Safety

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals requesting workplace safety reports, including reports on accident risk reduction efforts.
∎	Vote shareholder proposals requesting companies report on or implement procedures associated with their operations and/or facilities on a case-by-case basis.

Report on Handgun Safety Initiatives

Shareholders may ask for a company to report on policies and procedures that are aimed at curtailing the incidence of gun violence. Such a report may include: implementation of the company’s contract instruction to distributors not to sell the company’s weapons at gun shows or through pawn shops; recalls or retro-fits of products with safety-related defects causing death or serious injury to consumers, as well as development of systems to identify and remedy these defects; names and descriptions of products that are developed or are being developed for a combination of higher caliber/maximum capacity and greater conceal-ability; and the company’s involvement in promotion campaigns that could be construed as aimed at children. The Sandy Hook Principles were established to commemorate the victims of gun violence and to encourage positive corporate behavior in response to the proliferation of gun violence in America.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking the company to report on its efforts to promote handgun safety.

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∎	Vote for shareholder proposals asking the company to stop the sale of handguns and accessories.

Phase-out or Label Products Containing Genetically Engineered Ingredients

Shareholders have asked companies engaged in the development of genetically modified agricultural products to adopt a policy of not marketing or distributing such products until “long term safety testing” demonstrates that they are not harmful to humans, animals or the environment. Until further long term testing demonstrates that these products are not harmful, companies in the restaurant and prepared foods industries have been asked to remove genetically altered ingredients from products they manufacture or sell, and label such products in the interim. Shareholders have also asked supermarket companies to do the same for their own private label brands.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to label products that contain genetically engineered products or products from cloned animals.
∎	Vote for shareholder proposals that ask the company to phase out the use of genetically engineered ingredients in their products.
∎	Vote for shareholder proposals that ask the company to report on the use of genetically engineered organisms in their products.
∎	Vote for shareholder proposals asking for reports on the financial, legal, and operational risks posed by the use of genetically engineered organisms.

Tobacco-related Proposals

Under the pressure of ongoing litigation and negative media attention, tobacco companies and even non-tobacco companies with ties to the industry have received an assortment of shareholder proposals seeking increased responsibility and social consciousness from tobacco companies and as well as firms affiliated with the tobacco industry.

While the specific resolutions for shareholder proponents vary from year to year, activist shareholders consistently make the tobacco industry a prominent target. Examples of shareholder proposals focused on tobacco include: warnings on the risks of tobacco smoke and smoking-related diseases, attempting to link executive compensation with reductions in teen smoking rates, the placement of company tobacco products in retail outlets, a review of advertising campaigns and their impact on children and minority groups, prohibiting non-tobacco companies from entering into contracts with tobacco companies, and requesting restaurant operators maintain smoke-free restaurants.

In June 2009, the Family Smoking Prevention and Tobacco Control Act was signed into law, giving the FDA authority to regulate the tobacco industry for the first time, including the power to block or approve new products as well as the nicotine and other content in existing tobacco products. This legislation empowers the imposition of a ban on tobacco advertising within 1,000 feet of schools and playgrounds, require FDA-approved graphic warning labels that occupy 50 percent of the space on each package of cigarettes.

In September 2009, the FDA issued a ban on the sale of flavored cigarettes, exercising its regulatory power in a major way over tobacco for the first time under the new law. The ban affected tobacco products with chocolate, vanilla, clove, and other similar flavors.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals seeking to limit the sale of tobacco products to children.

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∎	Vote for shareholder proposals asking producers of tobacco product components (such as filters, adhesives, flavorings, and paper products) to halt sales to tobacco companies.
∎	Vote for shareholder proposals that ask restaurants to adopt smoke-free policies and that ask tobacco companies to support smoke-free legislation.
∎	Vote for shareholder proposals seeking a report on a tobacco company’s advertising approach.
∎	Vote for shareholder proposals at insurance companies to cease investment in tobacco companies.
∎	Vote for proposals at producers of cigarette components calling for a report outlining the risks and potential liabilities of the production of these components.
∎	Vote for proposals calling for tobacco companies to cease the production of tobacco products.
∎	Vote for shareholder proposals asking companies to stop all advertising, marketing and sale of cigarettes using the terms “light,” “ultra-light,” “mild,” and other similar words and/or colors.
∎	Vote for shareholder proposals asking companies to increase health warnings on cigarette smoking. (i.e.: information for pregnant women, “Canadian Style” warnings, filter safety).

Adopt Policy/Report on Drug Pricing

Pharmaceutical drug pricing, both within the United States and internationally, has raised many questions of the companies that are responsible for creating and marketing these treatments. Shareholder proponents, activists and even some legislators have called upon drug companies to restrain pricing of prescription drugs.

The high cost of prescription drugs is a vital issue for senior citizens across the country. Seniors have the greatest need for prescription drugs, accounting for a significant portion of all prescription drug sales, but they often live on fixed incomes and are underinsured.

Proponents note that efforts to reign-in pharmaceutical costs will not negatively impact research and development (R&D) costs and that retail drug prices are consistently higher in the U.S. than in other industrialized nations. Pharmaceutical companies often respond that adopting a formal drug pricing policy could put the company at a competitive disadvantage.

Against the backdrop of the AIDS crisis in Africa, many shareholders have called on companies to address the issue of affordable drugs for the treatment of AIDS, as well as tuberculosis and malaria throughout the developing world. When analyzing such resolutions, consideration should be made of the strategic implications of pricing policies in the market.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to prepare a report on drug pricing.

∎	Vote for shareholder proposals to adopt a formal policy on drug pricing.

∎	Vote for shareholder proposals that call on companies to develop a policy to provide affordable HIV, AIDS, tuberculosis, and malaria drugs in third-world nations.

∎	Vote for proposals asking for reports on the economic effects and legal risks of limiting pharmaceutical products to Canada or certain wholesalers.

∎	Vote case-by-case proposals requesting that companies adopt policies not to constrain prescription drug reimportation by limiting supplies to foreign markets.

Government and Military

Weapons-related proposals may target handguns, landmines, defense contracting, or sale of weapons to foreign governments.

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Prepare Report to Renounce Future Landmine Production

Although very few companies currently produce landmines, some companies continue to have links to landmine production or produce components that are used to make landmines. Shareholders have asked companies to renounce the future development of landmines or their components, or to prepare a report on the feasibility of such a renouncement.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking a report on the renouncement of future landmine production.

Prepare Report on Foreign Military Sales

Shareholders have filed proxy resolutions asking companies to account for their policies surrounding the sale of military equipment to foreign governments. The proposals can take various forms. One resolution simply calls on companies to report on their foreign military sales, provide information on military product exports, disclose the company’s basis for determining whether those sales should be made, and any procedures used to market or negotiate those sales. Another resolution calls for companies to report on “offsets” e.g. guarantee of new jobs in the purchasing country and technology transfers. Offsets involve a commitment by military contractors and the U.S. government to direct benefits back to a foreign government as a condition of a military sale.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals to report on foreign military sales or offset agreements.

∎	Vote case-by-case on proposals that call for outright restrictions on foreign military sales.

Depleted Uranium/Nuclear Weapons

Depleted uranium is the less radioactive uranium that is left behind after enriched uranium is produced for nuclear reactor fuel and fissile material for nuclear weapons. The main difference is that depleted uranium contains at least three times less U-235 than natural uranium. However, it is still weakly radioactive. Shareholders want reports on companies’ policies, procedures and involvement in the said substance and nuclear weapons.

Social Advisory Services Recommendation: Vote for shareholder proposals requesting a report on involvement, policies, and procedures related to depleted uranium and nuclear weapons.

Adopt Ethical Criteria for Weapons Contracts

Shareholders have requested that companies review their code of conduct and statements of ethical criteria for military production-related contract bids, awards, and execution to incorporate environmental factors and sustainability issues related to the contract bidding process. Sustainability is a business model that requires companies to balance the needs and interests of various stakeholders while concurrently sustaining their businesses, communities, and the environment for future generations.

Social Advisory Services Recommendation: Vote for shareholder proposals asking companies to review and amend, if necessary, the company’s code of conduct and statements of ethical criteria for military production-related contract bids, awards and execution.

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Animal Welfare

Animal Rights/Testing

Shareholders and animal rights groups, including People for the Ethical Treatment of Animals (PETA), may file resolutions calling for the end to painful and unnecessary animal testing on laboratory animals by companies developing products for the cosmetics and medical supply industry. Since advanced testing methods now produce many reliable results without the use of live animals, Social Advisory Services generally supports proposals on this issue. In cases where it can be determined that alternative testing methods are unreliable or are required by law, Social Advisory Services recommends voting against such proposals. Other resolutions call for the adoption of animal welfare standards that would ensure humane treatment of animals on vendors’ farms and slaughter houses. Social Advisory Services will generally vote in favor of such resolutions.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals that seek to limit unnecessary animal testing where alternative testing methods are feasible or not barred by law.

∎	Vote for shareholder proposals that ask companies to adopt or/and report on company animal welfare standards or animal-related risks.

∎	Vote for shareholder proposals asking companies to report on the operational costs and liabilities associated with selling animals.

∎	Vote for shareholder proposals to eliminate cruel product testing methods.

∎	Vote for shareholder proposals that seek to monitor, limit, report, or eliminate the outsourcing of animal testing to overseas laboratories.

∎	Vote for shareholder proposals to adopt or adhere to a public animal welfare policy at both company and contracted laboratory levels.

∎	Vote for shareholder proposals to evaluate, adopt, or require suppliers to adopt Controlled Atmosphere Killing (CAK) slaughter methods.

Political and Charitable Giving

Lobbying Efforts

Shareholders have asked companies to report on their lobbying efforts on proposed legislation or to refute established scientific research regarding climate change, the health effects of smoking, fuel efficiency standards etc. Proponents have pointed to potential legislation on climate change, the lethargic pace of improvements in fuel efficiency standards in the U.S. automotive industry, and the highly litigious nature surrounding the tobacco industry as rationales for greater transparency on corporate lobbying practices that would shed light on whether companies are acting in the best long-term interests of their shareholders. Proponents of lobbying resolutions typically request enhanced disclosure of lobbying policies and expenditures, including a report on the policies and procedures related to lobbying, amounts used for various types of lobbying, and any membership or payments to a tax-exempt organization that writes and endorses model legislation

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking companies to review and report on their lobbying activities, including efforts to challenge scientific research and influence governmental legislation.

∎	Vote for proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

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Political Contributions/Non-Partisanship

As evidenced by the U.S. Supreme Court’s January 2010 decision in Citizens United vs. Federal Election Commission that lifted restrictions on corporate spending in federal elections, changes in legislation that governs corporate political giving have, rather than limiting such contributions, increased the potential for corporate contributions to the political process and the complexity of tracking such contributions.

Proponents of political spending resolutions generally call for enhanced disclosure of political contributions, including a report on the policies and procedures for corporate political campaign contributions and trade association expenditures, the respective amounts of such donations using company funds, or an assessment of the impacts of such contributions on the firm’s image, sales and profitability. Shareholder advocates of these proposals are concerned with the lack of transparency on political giving and the increasing involvement and influence of corporations in the political process.

Social Advisory Services Recommendation:

∎	Vote for proposals calling for a company to disclose political and trade association contributions, unless the terms of the proposal are unduly restrictive.

∎	Vote for proposals calling for a company to maintain a policy of political non-partisanship.

∎	Vote against proposals asking a company to refrain from making any political contributions.

Charitable Contributions

Shareholder proponents of charitable-contributions related resolutions may seek greater disclosure on a company’s charitable donations including dollar amounts, sponsorships, and policies on corporate philanthropy. Social Advisory Services is generally supportive of increased transparency around corporate charitable giving. However, some resolutions extend beyond mere disclosure requests and attempt to influence or restrict companies’ contributions to specific types of beneficiaries in a manner that furthers particular objectives supported by the proposal sponsors. Social Advisory Services believes that management is better positioned to decide what criteria are appropriate for making corporate charitable contributions. Also, some of the proposals may require companies to poll their shareholders as part of the grant-making process. Since majority of companies generally have thousands of shareholders, contacting, confirming, and processing each individual opinion and/or consent would be a burdensome and expensive exercise.

Social Advisory Services Recommendation:

∎	Generally vote for shareholder resolutions seeking enhanced transparency on corporate philanthropy.

∎	Vote against shareholder proposals imposing charitable giving criteria or requiring shareholder ratification of grants.

∎	Vote against shareholder proposals requesting that companies prohibit charitable contributions.

Disclosure on Prior Government Service

Shareholders have asked companies to disclose the identity of any senior executive and/or other high-level employee, consultant, lobbyist, attorney, or investment banker who has served in government. Although the movement of individuals between government and the private sector may benefit both, the potential also exists for conflicts of interest, especially in industries that have extensive dealings with government agencies.

Social Advisory Services Recommendation: Vote for shareholder proposals calling for the disclosure of prior government service of the company’s key executives.

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Consumer Lending and Economic Development

Adopt Policy/Report on Predatory Lending Practices

Predatory lending involves charging excessive fees to subprime borrowers without adequate disclosure. More specifically, predatory lending includes misleading subprime borrowers about the terms of a loan, charging excessive fees that are folded into the body of a refinancing loan, including life insurance policies or other unnecessary additions to a mortgage, or lending to homeowners with insufficient income to cover loan payments.

Social Advisory Services Recommendation: Vote for shareholder proposals seeking the development of a policy or preparation of a report to guard against predatory lending practices.

Disclosure on Credit in Developing Countries (LDCs) or Forgive LDC Debt

Shareholders have asked banks and other financial services firms to develop and disclose lending policies for less developed countries. Proponents are concerned that, without such policies, lending to developing countries may contribute to the outflow of capital, the inefficient use of capital, and corruption, all of which increase the risk of loan loss. In the interest of promoting improved LDC lending practices and responsible loan disclosure, Social Advisory Services generally supports voting for such proposals. In cases where it can be determined that companies have been proactive and responsible in developing policies, Social Advisory Services may recommend a vote against the proposal’s adoption. Social Advisory Services usually opposes proposals that call for outright loan forgiveness; such action represents an unacceptable loss to lending institutions and their shareholders. Social Advisory Services may support such proposals at banks that have failed to make reasonable provisions for non-performing loans as a means to encourage a change in policy.

Social Advisory Services Recommendation:

∎	Vote for shareholder proposals asking for disclosure on lending practices in developing countries, unless the company has demonstrated a clear proactive record on the issue.

∎	Vote against shareholder proposals asking banks to forgive loans outright.

∎	Vote case-by-case on shareholder proposals asking for loan forgiveness at banks that have failed to make reasonable provisions for non-performing loans.

∎	Vote for proposals to restructure and extend the terms of non-performing loans.

Community Investing

Shareholders may ask for a company to prepare a report addressing the company’s community investing efforts.

Such proposals also ask companies to review their policies regarding their investments in different communities.

Social Advisory Services Recommendation: Vote for proposals that seek a policy review or report addressing the company’s community investing efforts.

Miscellaneous

Adult Entertainment

Traditionally, there have not been many proposals filed in the area of adult entertainment. However, with the consolidation of the communications industry, a number of large companies have ended up with ownership of cable companies. These cable companies may offer their customers access to pay-per-view programming or channels intended for adult audiences. Proponents of shareholder proposals on this issue ask cable companies and companies with interests in cable companies to assess the costs and benefits of continuing to distribute sexually-explicit content, including the potential negative impact on the company’s image.

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Social Advisory Services Recommendation: Vote for shareholder proposals that seek a review of the company’s involvement with pornography.

Abortion/Right to Life Issues

Shareholder proposals pertaining to abortion and right to life issues are rare. However, in the past shareholders have asked companies to stop manufacturing abortifacient drugs; to separate abortifacient drug operations from other operations; or to discontinue acute-care or physician management practices that involve support for abortion services. As long as abortion is legal, Social Advisory Services’ position is that issues related to abortion should be a personal decision, not a corporate one. Therefore Social Advisory Services recommends abstaining on anti-abortion and right-to-life proposals.

Social Advisory Services Recommendation: Abstain on shareholder proposals that address right to life issues.

Anti-Social Proposals

A number of ‘anti-social’ shareholder proposals have been filed at companies requesting increased disclosure. While these proposals’ requests are very similar to those submitted by shareholder advocates within traditional socially responsible investor circles, the underlying motives for filing the proposals appear to be very different. In addition to charitable contribution proposals, anti-social proposals addressing climate change, sustainability, and conflicts of interest may be seen at shareholder meetings. Despite implicitly different motivations in some of these proposals, the underlying requests for increased disclosure, in some cases, may be worth shareholder support.

Social Advisory Services Recommendation:

∎	Vote against shareholder proposals that do not seek to ultimately advance the goals of the social investment community.

∎	Vote case-by-case on anti-social shareholder proposals seeking a review or report on the company’s charitable contributions.

Violence and Adult Themes in Video Games

Perceptions of increased sex and violence in video games have led certain shareholders to question the availability of adult-themed content to children and teens. The Entertainment Software Ratings Board, which provides ratings for video games, has classified approximately 34 percent of the total games it reviews as either Teen, Mature, or Adults Only.

Social Advisory Services Recommendation: Vote for shareholder proposals asking for reports on company policies related to the sale of mature-rated video games to children and teens.

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9.  Mutual Fund Proxies

Election of Trustees and Directors

Social Advisory Services Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Closed End Funds- Unilateral Opt-In to Control Share Acquisition Statutes

Social Advisory Services Recommendation: For closed-end management investment companies (CEFs), vote against or withhold from nominating/governance committee members (or other directors on a case-by-case basis) at CEFs that have not provided a compelling rationale for opting-in to a Control Share Acquisition statute, nor submitted a by-law amendment to a shareholder vote.

Investment Advisory Agreement

An investment advisory agreement is an agreement between a mutual fund and its financial advisor under which the financial advisor provides investment advice to the fund in return for a fee based on the fund’s net asset size.

Social Advisory Services Recommendation: Votes on investment advisory agreements should be evaluated on a case-by-case basis, considering the following factors:

∎	Proposed and current fee schedules;

∎	Fund category/investment objective;

∎	Performance benchmarks;

∎	Share price performance as compared with peers;

∎	Resulting fees relative to peers;

∎	Assignments (where the advisor undergoes a change of control).

Changing a Fundamental Restriction to a Non-fundamental Restriction

Fundamental investment restrictions are limitations within a fund’s articles of incorporation that limit the investment practices of the particular fund.

Social Advisory Services Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

∎	The fund’s target investments;

∎	The reasons given by the fund for the change; and

∎	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Non-fundamental

Social Advisory Services Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

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Distribution Agreements

Distribution agreements are agreements between a fund and its distributor which provide that the distributor is paid a fee to promote the sale of the fund’s shares.

Social Advisory Services Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

∎	Fees charged to comparably sized funds with similar objectives;

∎	The proposed distributor’s reputation and past performance;

∎	The competitiveness of the fund in the industry; and

∎	The terms of the agreement.

Approving New Classes or Series of Shares

Social Advisory Services Recommendation: Vote for the establishment of new classes or series of shares.

Convert Closed-end Fund to Open-end Fund

Although approval of these proposals would eliminate the discount at which the fund’s shares trade. The costs associated with converting the fund, in addition to the potential risks to long-term shareholder value, outweigh the potential benefits of the conversion.

Social Advisory Services Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

∎	Past performance as a closed-end fund;

∎	Market in which the fund invests;

∎	Measures taken by the board to address the discount; and

∎	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Social Advisory Services Recommendation: Vote case-by-case on proxy contests, considering the following factors:

∎	Past performance relative to its peers;

∎	Market in which fund invests;

∎	Measures taken by the board to address the issues;

∎	Past shareholder activism, board activity, and votes on related proposals;

∎	Strategy of the incumbents versus the dissidents;

∎	Independence of directors;

∎	Experience and skills of director candidates;

∎	Governance profile of the company;

∎	Evidence of management entrenchment.

Preferred Stock Proposals

Social Advisory Services Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

∎	Stated specific financing purpose;

∎	Possible dilution for common shares;

∎	Whether the shares can be used for antitakeover purposes.

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Mergers

Social Advisory Services Recommendation: Vote case-by-case on merger proposals, considering the following factors:

∎	Resulting fee structure;

∎	Performance of both funds;

∎	Continuity of management personnel; and

∎	Changes in corporate governance and their impact on shareholder rights.

Business Development Companies – Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Social Advisory Services Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

∎	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

∎	A majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interests of the company and its shareholders prior to selling shares below NAV; and

∎	The company has demonstrated responsible past use of share issuances by either:

∎	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

∎	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Change in Fund’s Subclassification

Social Advisory Services Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors: a) potential competitiveness; b) current and potential returns; c) risk of concentration; d) consolidation in target industry.

Changing the Domicile of a Fund

Social Advisory Services Recommendation: Vote case-by-case on re-incorporations, considering the following factors: a) regulations of both states; b) required fundamental policies of both states; c) the increased flexibility available.

Disposition of Assets/Termination/Liquidation

Social Advisory Services Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors: a) strategies employed to salvage the company; b) the fund’s past performance; c) the terms of the liquidation.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Social Advisory Services Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Name Change Proposals

Social Advisory Services Recommendation: Vote case-by-case on name change proposals, considering the following factors: a) political/economic changes in the target market; b) consolidation in the target market; and c) current asset composition.

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1940 Act Policies

Social Advisory Services Recommendation:

∎	Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors: a) potential competitiveness; b) regulatory developments; c) current and potential returns; and d) current and potential risk.

∎	Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

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INTERNATIONAL

SRI PROXY VOTING GUIDELINES

2021 Policy Recommendations

Published December 27, 2020

ISSGOVERNANCE.COM
© 2020 | Institutional Shareholder Services and/or its affiliates

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T A B L E  O F  C O N T E N T S

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INTRODUCTION

ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.

These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.

Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.

On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.

The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.

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1.	Operational Items

Financial Results/Director and Auditor Reports

Social Advisory Services Recommendation: Vote for approval of financial statements and director and auditor reports, unless:

∎	There are concerns about the accounts presented or audit procedures used; or
∎	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Approval of Non-Financial Information Statement/Report

Social Advisory Services Recommendation: Generally vote for the approval of mandatory non-financial information statement/report, unless the independent assurance services provider has raised material concerns about the information presented.

Appointment of Auditors and Auditor Fees

Social Advisory Services Recommendation: Generally vote for the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

∎	The name of the proposed auditors has not been published;
∎	There are serious concerns about the effectiveness of the auditors;
∎	The lead audit partner(s) has been linked with a significant auditing controversy;
∎	There is a reason to believe that the auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
∎	The lead audit partner(s) has previously served the company in an executive capacity or can otherwise be considered affiliated with the company;
∎	The auditors are being changed without explanation;
∎	Fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law.

In circumstances where fees for non-audit services include fees related to significant one-time capital structure events, such as initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit fees.

For concerns relating to the audit procedures, independence of auditors, and/or name of auditors, Social Advisory Services will focus on the auditor election and/or the audit committee members. For concerns relating to fees paid to the auditors, Social Advisory Services will focus on remuneration of auditors if this is a separate voting item, otherwise Social Advisory Services would focus on the auditor election.

Appointment of Internal Statutory Auditors

Social Advisory Services Recommendation: Vote for the appointment or reelection of statutory auditors, unless:

∎	There are serious concerns about the statutory reports presented or the audit procedures used;
∎	Questions exist concerning any of the statutory auditors being appointed; or
∎	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Social Advisory Services Recommendation: Vote for approval of the allocation of income, unless:

∎	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

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∎	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Social Advisory Services Recommendation: Vote case-by-case on stock (scrip) dividend proposals, considering factors such as:

∎	Whether the proposal allows for a cash option; and
∎	If the proposal is in line with market standards.

Amendments to Articles of Association (Bylaws)

Social Advisory Services Recommendation: Vote amendments to the articles of association on a case-by-case basis.

Virtual Meetings (UK/Ireland and Europe)

Social Advisory Services Recommendation: Generally vote for proposals allowing for the convening of hybrid[1] shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs.

Generally vote against proposals allowing for the convening of virtual-only1 shareholder meetings.

Change in Company Fiscal Term

Social Advisory Services Recommendation: Vote for resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Social Advisory Services Recommendation: Vote against resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Social	Advisory Services Recommendation: Vote proposals to amend quorum requirements for shareholder meetings on a case-by-case basis.

Transact Other Business

Social Advisory Services Recommendation: Vote against other business when it appears as a voting item.

1The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.

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2.	Board of Directors

Director Elections

Social Advisory Services Recommendation: Vote for management nominees in the election of directors, unless:

∎	Adequate disclosure has not been provided in a timely manner;
∎	There are clear concerns over questionable finances or restatements;
∎	There have been questionable transactions with conflicts of interest;
∎	There are any records of abuses against minority shareholder interests;
∎	The board fails to meet minimum corporate governance standards, including board independence standards;
∎	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities; or
∎	Absences at board and key committee meetings have not been explained (in countries where this information is disclosed).

Vote for employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote against employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Diversity

Social Advisory Services will evaluate gender diversity on boards in international markets when reviewing director elections, to the extent that disclosures and market practices permit.

Social Advisory Services Recommendation: Generally vote against or withhold from incumbent members of the nominating committee if the board lacks at least one woman.

∎	For Japan, if the company has an audit-committee-board structure or a traditional two-tier board structure as opposed to three committees, vote against incumbent representative directors if the board lacks at least one woman.
∎	For Canada, UK, and Australia, vote against or withhold from incumbent members of the nominating committee if:
∎	the board lacks at least one woman and one racially diverse director; and
∎	the board is not at least 30 percent diverse.
∎	If the company does not have a formal nominating committee, vote against or withhold from all incumbent members of the board.
∎	Vote against or withhold from other directors on a case-by-case-basis.

Material ESG Failures

Social Advisory Services Recommendation: Vote against or withhold from directors individually, on a committee, or potentially the entire board due to:

∎	Material failures of governance, stewardship, risk oversight[2], including demonstrably poor risk oversight of environmental and social issues, including climate change, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks;
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks;

2 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant environmental incidents including spills and pollution; large scale or repeat workplace fatalities or injuries; significant adverse legal judgments or settlements; or hedging of company stock.

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∎	Failure to replace management as appropriate; or
∎	Egregious actions related to the director(s)’ service on the boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

For director elections, Social Advisory Services will also take into consideration market-specific provisions which are listed below:

Canadian Guidelines

Board Structure and Independence (TSX)

Social Advisory Services Recommendation: Vote withhold for any Executive Director or Non-Independent, Non-Executive Director where:

∎	The board is less than majority independent; or
∎	The board lacks a separate compensation or nominating committee.

Non-Independent Directors on Key Committees (TSX)

Social Advisory Services Recommendation: Vote withhold for members of the audit, compensation, or nominating committee who:

∎	Are Executive Directors;
∎	Are Controlling Shareholders; or
∎	Is a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated.

Non-Independent Directors on Key Committees (TSX-V)

Social Advisory Services Recommendation: Vote withhold for Executive Directors, Controlling Shareholders or a Non-employee officer of the company or its affiliates if he/she is among the five most highly compensated who:

∎	Are members of the audit committee;
∎	Are members of the compensation committee or the nominating committee and the committee is not majority independent; or
∎	Are board members and the entire board fulfills the role of a compensation committee or a nominating committee and the board is not majority independent.

Overboarding-TSX

Social Advisory Services Recommendation: Generally vote withhold for individual director nominees who:

∎	Are non-CEO directors and serve on more than five public company boards; or
∎	Are CEOs of public companies who serve on the boards of more than two public companies besides their own – withhold only at their outside boards[3].

Transitioning directors: It is preferable for a director to step down from a board at the annual meeting to ensure orderly transitions, which may result in a director being temporarily overboarded (e.g. joining a new board in March but stepping off another board in June). Social Advisory Services will generally not count a board for policy application purposes when it is publicly-disclosed that the director will be stepping off that board at its next annual meeting. This disclosure must be included within the company’s proxy circular to be taken into consideration.

3 Although a CEO’s subsidiary boards will be counted as separate boards, Social Advisory Services will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationship.

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Conversely, Social Advisory Services will include the new boards that the director is joining even if the shareholder meeting with his or her election has not yet taken place.

Externally-Managed Issuers (EMIs) –TSX and TSXV

Social Advisory Services Recommendation: Vote case-by-case on say-on-pay resolutions where provided, or on individual directors, committee members, or the entire board as appropriate, when an issuer is externally-managed and has provided minimal or no disclosure about their management services agreements and how senior management is compensated. Factors taken into consideration may include but are not limited to:

∎	The size and scope of the management services agreement;
∎	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
∎	Overall performance;
∎	Related party transactions;
∎	Board and committee independence;
∎	Conflicts of interest and process for managing conflicts effectively;
∎	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
∎	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
∎	Historical compensation concerns;
∎	Executives’ responsibilities; and
∎	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Unilateral Adoption of an Advance Notice Provision

Social Advisory Services Recommendation: Generally withhold from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

European Guidelines

In European markets, Social Advisory Services looks at different factors to make determinations regarding director elections. The following factors are taken into account:

Director Terms

Social Advisory Services Recommendation: Generally vote against the election or re-election of any director when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Under best practice recommendations, companies should shorten the terms for directors when the terms exceed the limits suggested by best practices. The policy will be applied to all companies, for bundled as well as unbundled items.

Beyond that, as directors should be accountable to shareholders on a more regular basis, Social Advisory Services may consider moving to maximum board terms of less than four years in the future.

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Social Advisory Services Recommendation: Vote against article amendment proposals to extend board terms.

In cases where a company’s articles provide for a shorter limit and where the company wishes to extend director terms from three or fewer years to four years, for example, Social Advisory Services will recommend a vote against, based on the general principle that director accountability is maximized by elections with a short period of renewal.

Bundling of Proposals to Elect Directors

Bundling together proposals that could be presented as separate voting items is not considered good market practice, because bundled resolutions leave shareholders with an all-or-nothing choice, skewing power disproportionately towards the board and away from shareholders. As director elections are one of the most important voting decisions that shareholders make, directors should be elected individually.

Social Advisory Services Recommendation: For the markets of Bulgaria, Croatia, Czech Republic, Estonia, France, Germany, Hungary, Latvia, Lithuania, Poland, Romania, Slovakia, and Slovenia vote against the election or reelection of any directors if the company proposes a single slate of directors.

Bundled director elections in Poland may be supported for companies that go beyond market practice by disclosing the names of nominees on a timely basis

Board Independence

Widely-held companies

A. Non-controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if:

∎	Fewer than 50 percent of the board members elected by shareholders, excluding, where relevant, employee shareholder representatives, would be independent, or
∎	Fewer than one-third of all board members would be independent.

Greece and Portugal are excluded from Provision (1.) in the above-mentioned voting policy.

B. Controlled companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

Board Leadership

Given the importance of board leadership, Social Advisory Services may consider that the chair of the board should be an independent non-executive director according to the Social Advisory Services’ Classification of Directors.

Non-widely held companies

Social Advisory Services Recommendation: Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if less than one-third of the board members are independent.

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Definition of terms

‘Widely-held companies’ are determined based on their membership in a major index and/or the number of Social Advisory Services clients holding the securities. For Sweden, Norway, Denmark, and Finland, this is based on membership on a local blue-chip market index and/or MSCI EAFE companies. For Portugal, it is based on membership in the PSI-20 and/or MSCI EAFE index.

A company is considered to be controlled for the purposes of the above-mentioned voting policies if a shareholder, or multiple shareholders acting in concert, control a majority of the company’s equity capital (i.e. 50 percent + one share). If a company is majority-controlled by virtue of a shareholder structure in which shareholders’ voting rights do not accrue in accordance with their equity capital commitment (e.g. unequal or multi-class share structures), the company will not be classified as controlled unless the majority shareholder/majority shareholding group also holds a majority of the company’s equity capital.

Disclosure of Nominee Names

Social Advisory Services Recommendation: Vote against the election or reelection of any and all director nominees when the names of the nominees are not available at the time the proxy analysis is being written.

This policy will be applied to all companies in these markets, for bundled and unbundled items.

Combined Chair/CEO

Social Advisory Services Recommendation: Generally, vote against the (re)election of combined chair/CEOs at widely held European companies.

When the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), the vote recommendation would be made on a case-by-case basis.

In the above-mentioned situation, Social Advisory Services will consider the rationale provided by the company and whether it has set up adequate control mechanisms on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees).

Election of Former CEO as Chair of the Board

Social Advisory Services Recommendation: Generally vote against the election or reelection of a former CEO as chair to the supervisory board or board of directors in Germany, Austria, and the Netherlands. In markets such as Germany, where the general meeting only elects the nominees and, subsequently, the new board’s chair, Social Advisory Services will generally recommend a vote against the election or election of a former CEO, unless the company has publicly confirmed prior to the general meeting that he will not proceed to become chair of the board.

Considerations should be given to any of the following exceptional circumstances on a case-by-case basis if:

∎	There are compelling reasons that justify the election or reelection of a former CEO as chair;
∎	The former CEO is proposed to become the board’s chair only on an interim or temporary basis;
∎	The former CEO is proposed to be elected as the board’s chair for the first time after a reasonable cooling-off period; or
∎	The board chair will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

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Overboarded Directors

Social Advisory Services Recommendation: In Austria, Belgium, Denmark, Finland, France, Germany, Italy, Luxembourg, the Netherlands, Norway, Poland, Spain, Sweden, and Switzerland, Social Advisory Services will generally recommend a vote against a candidate when he/she holds an excessive number of board appointments, as defined by the following guidelines:

∎	Any person who holds more than five mandates at listed companies will be classified as overboarded. For the purposes of calculating this limit, a non-executive directorship counts as one mandate, a non-executive chair position counts as two mandates, and a position as executive director (or a comparable role) is counted as three mandates.
∎	Also, any person who holds the position of executive director (or a comparable role) at one company and a non-executive chair at a different company will be classified as overboarded.

An adverse vote recommendation will not be applied to a director within a company where he/she serves as CEO; instead, any adverse vote recommendations will be applied to his/her additional seats on other company boards. For chairs, negative recommendations would first be applied towards non-executive positions held, but the chair position itself would be targeted where they are being elected as chair for the first time or, when in aggregate their chair positions are three or more in number, or if the chair holds an outside executive position.

One Board Seat per Director

Social Advisory Services Recommendation: In cases where a director holds more than one board seat on a single board and the corresponding votes, manifested as one seat as a physical person plus an additional seat(s) as a representative of a legal entity, vote against the election/reelection of such legal entities and in favor of the physical person.

However, an exception is made if the representative of the legal entity holds the position of CEO. In such circumstances, Social Advisory Services will typically recommend a vote in favor of the legal entity and against the election/reelection of the physical person.

While such occurrences are rare, there have been cases where a board member may have multiple board seats and corresponding votes. Holding several board seats concurrently within one board increases this person’s direct influence on board decisions and creates an inequality among board members.

This situation has manifested in Belgium, Luxembourg, and France. This is not a good corporate governance practice, as it places disproportionate influence and control in one person.

Composition of Committees

Social Advisory Services Recommendation:

For widely-held companies, generally vote against the (re)election of any non-independent members of the audit committee if:

∎	Fewer than 50 percent of the audit committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or
∎	Fewer than one-third of all audit committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

Generally vote against the election or reelection of the non-independent member of the audit committee designated as chair of that committee.

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For widely-held companies, generally vote against the (re)election of any non-independent members of the remuneration committee if:

∎	Fewer than 50 percent of the remuneration committee members, who are elected by shareholders in such capacity or another – excluding, where relevant, employee shareholder representatives – would be independent; or
∎	Fewer than one-third of all remuneration committee members would be independent.

For companies whose boards are legally required to have 50 percent of directors not elected by shareholders, the second criterion is not applicable.

For all companies:

Generally vote against the (re)election of executives who serve on the company’s audit or remuneration committee.

∎	Social Advisory Services may recommend against if the disclosure is too poor to determine whether an executive serves or will serve on a committee.
∎	If a company does not have an audit or a remuneration committee, Social Advisory Services may consider that the entire board fulfills the role of a committee. In such case, Social Advisory Services may recommend against the executives, including the CEO, up for election to the board.

Voto di Lista (Italy)

In Italy, director elections generally take place through the voto di lista mechanism (similar to slate elections). Since the Italian implementation of the European Shareholder Rights Directive (effective since Nov. 1, 2010), issuers must publish the various lists 21 days in advance of the meeting.

Since shareholders only have the option to support one such list, where lists are published in sufficient time, Social Advisory Services will recommend a vote on a case-by-case basis, determining which list of nominees it considers is best suited to add value for shareholders.

Those companies that are excluded from the provisions of the European Shareholder Rights Directive publish lists of nominees 10 days before the meeting. In the case where nominees are not published in sufficient time, Social Advisory Services will recommend a vote against the director elections before the lists of director nominees are disclosed. Once the various lists of nominees are disclosed, Social Advisory Services will issue an alert to its clients and, if appropriate, change its vote recommendation to support one particular list.

Composition of the Nominating Committee

Vote for proposals in Finland, Iceland, Norway, and Sweden to elect or appoint a nominating committee consisting mainly of non-board members.

Vote for shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

Vote against proposals where the names of the candidates (in the case of an election) or the principles for the establishment of the committee have not been disclosed in a timely manner.

Vote against proposals in Sweden to elect or appoint such a committee if the company is on the MSCI-EAFE or local main index and the following conditions exist:

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∎	A member of the executive management would be a member of the committee;
∎	More than one board member who is dependent on a major shareholder would be on the committee; or
∎	The chair of the board would also be the chair of the committee.

In cases where the principles for the establishment of the nominating committee, rather than the election of the committee itself, are being voted on, vote against the adoption of the principles if any of the above conditions are met for the current committee, and there is no publicly available information indicating that this would no longer be the case for the new nominating committee.

Election of Censors (France)

Social Advisory Services will generally recommend a vote against proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, Social Advisory Services will recommend a vote on a case-by-case basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern).

In consideration of the principle that censors should be appointed on a short-term basis, vote against any proposal to renew the term of a censor or to extend the statutory term of censors.

International Markets

Overboarding – Brazil and Americas Regional

Social Advisory Services Recommendation: Generally, vote against management nominees who:

∎	Sit on more than five public company boards; or
∎	Are CEOs of public companies who sit on the boards of more than two public companies besides their own — recommend against only at their outside boards3Error! Bookmark not defined..

Generally, vote against the bundled election of directors if one or more nominees, if elected, would be overboarded.

Cumulative Voting – Middle East and Africa (MEA)

Under a cumulative voting system, each share represents a number of votes equal to the size of the board that will be elected. These votes may be apportioned equally among the candidates or, if a shareholder wishes to exclude some nominees, among the desired candidates.

For MEA markets, when directors are elected through a cumulative voting system, or when the number of nominees exceeds the number of board vacancies, vote case-by-case on directors, taking into consideration additional factors to identify the nominees best suited to add value for shareholders.

Social Advisory Services Recommendation: Generally vote to abstain from all candidates if the disclosure provided by the company is not sufficient to allow the assessment of independence and the support of all proposed candidates on equal terms.

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If the disclosure is sufficient to allow an assessment of the independence of proposed candidates, generally vote in favor of the following types of candidates:

∎	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates:
∎	Candidates whose professional background may have the following benefits:
∎	Increasing the diversity of incumbent directors ‘ professional profiles and skills (thanks to their financial expertise, international experience, executive positions/directorships at other listed companies, or other relevant factors.
∎	Bringing to the current board of directors relevant experience in areas linked to the company’s business, evidenced by current or past board memberships or management functions at other companies.

∎	Incumbent board members and candidates explicitly supported by the company’s management.

Please see the International Classification of Directors on the following page.

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Classification of Directors – International Policy

Executive Director

∎	Employee or executive of the company or a wholly-owned subsidiary of the company;
∎	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

∎	Any director who is attested by the board to be a non-independent NED;
∎	Any director specifically designated as a representative of a shareholder of the company;
∎	Any director who is also an employee or executive of a significant shareholder of the company;
∎	Any director who is also an employee or executive of a subsidiary, associate, joint venture, or company that is affiliated with a significant[1] shareholder of the company;
∎	Any director who is nominated by a dissenting significant shareholder unless there is a clear lack of material[2] connection with the dissident, either currently or historically;
∎	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
∎	Government representative;
∎	Currently provides or has provided (or a relative[3] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in the last fiscal year in excess of USD 10,000 per year;
∎	Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[5]);
∎	Any director who has a conflicting relationship with the company, including but not limited to cross-directorships with executive directors or the chair of the company;
∎	Relative [3] of a current or former executive of the company or its affiliates;
∎	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);
∎	Founder/co-founder/member of founding family but not currently an employee or executive;
∎	Former executive or employee (five-year cooling off period);
∎	Years of service[6] is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered.
∎	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance. [7]

Independent NED

∎	No material[2] connection, either direct or indirect, to the company (other than a board seat) or to a significant shareholder.

Employee Representative

∎	Represents employees or employee shareholders of the company (classified as “employee representative” and considered a non-independent NED).

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Footnotes

[1] At least 10 percent of the company’s stock, unless market best practice dictates a lower ownership and/or disclosure threshold.

[2] For purposes of Social Advisory Services’ director independence classification, “material” will be defined as a standard of relationship financial, personal, or otherwise that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

[3] “Relative” follows the definition of “immediate family members” which covers spouses, parents, children, stepparents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[4] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.

[5] A business relationship may be material if the transaction value (of all outstanding transactions) entered into between the company and the company or organization with which the director is associated is equivalent to either 1 percent of the company’s turnover or 1 percent of the turnover of the company or organization with which the director is associated. OR, a business relationship may be material if the transaction value (of all outstanding financing operations) entered into between the company and the company or organization with which the director is associated is more than 10 percent of the company’s shareholder equity or the transaction value, (of all outstanding financing operations), compared to the company’s total assets, is more than 5 percent.

[6] For example, in continental Europe and Latin America, directors with a tenure exceeding 12 years will be considered non-independent. In Hong Kong, Singapore and Taiwan, directors with a tenure exceeding nine years will be considered non-independent, unless the company provides sufficient and clear justification that the director is independent despite his long tenure. For purposes of independence classification of directors incorporated in the Middle East and Africa region, this criterion will be taken into account in accordance with market best practice and disclosure standards and availability.

[7] For MEA markets, directors’ past services as statutory auditor/partner of the statutory audit firm will be taken into account, with cooling-off periods in accordance with local market best practice.

Contested Director Elections

Social Advisory Services Recommendation: For contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, Social Advisory Services will make its recommendation on a case-by-case basis, determining which directors are considered best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:

∎	Company performance relative to its peers;
∎	Strategy of the incumbents versus the dissidents;
∎	Independence of directors/nominees;
∎	Experience and skills of board candidates;
∎	Governance profile of the company;
∎	Evidence of management entrenchment;
∎	Responsiveness to shareholders;
∎	Whether a takeover offer has been rebuffed; and
∎	Whether minority or majority representation is being sought.

When analyzing a contested election of directors, Social Advisory Services will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value).

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Discharge of Board and Management

Social Advisory Services Recommendation: Generally vote for discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties such as:

∎	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;
∎	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions;
∎	Other material failures of governance, or fiduciary responsibilities at the company, including failure to adequately manage or mitigate environmental, social and governance (ESG) risks; or
∎	A lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate environmental, social and governance (ESG) risks.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Social Advisory Services Recommendation: Vote against proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Social Advisory Services Recommendation:

∎	Vote proposals seeking indemnification and liability protection for directors and officers on a case-by-case basis.
∎	Vote against proposals to indemnify auditors.

Board Structure

Social Advisory Services Recommendation:

∎	Vote for proposals to fix board size.
∎	Vote against the introduction of classified boards and mandatory retirement ages for directors.
∎	Vote against proposals to alter board structure or size in the context of a fight for control of the company or the board.

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3.	Capital Structure

Share Issuance Requests

General Issuances

Social Advisory Services Recommendation: Evaluate share issuance requests on a case-by-case basis taking into consideration market-specific guidelines as applicable.

For European markets, vote for issuance authorities with pre-emptive rights to a maximum of 50 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

Vote for issuance authorities without pre-emptive rights to a maximum of 10 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines (e.g. issuance periods limited to 18 months for the Netherlands).

For UK and Irish companies, generally vote for a resolution to authorize the issuance of equity, unless:

∎	The general issuance authority exceeds one-third (33 percent) of the issued share capital. Assuming it is no more than one-third, a further one-third of the issued share capital may also be applied to a fully pre-emptive rights issue taking the acceptable aggregate authority to two-thirds (66 percent);
∎	The routine authority to disapply preemption rights exceeds 10 percent of the issued share capital, provided that any amount above 5 percent is to be used for the purposes of an acquisition or a specified capital investment.

For French companies:

∎	Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital.
∎	Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital. When companies are listed on a regulated market, the maximum discount on share issuance price proposed in the resolution must, in addition, comply with the legal discount for a vote for to be warranted.

For Hong Kong companies, generally vote for the general issuance mandate for companies that:

∎	Limit the issuance request to 10 percent or less of the relevant class of issued share capital;
∎	Limit the discount to 10 percent of the market price of shares; and
∎	Have no history of renewing the General Issuance Mandate several times within a period of one year which may result in the share issuance limit exceeding 10 percent of the relevant class of issued share capital within the 12-month period.

Generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 10 percent of the company’s issued share capital and 50 percent with preemptive rights for all Singapore companies, with the exception of Catalist-listed companies and Real Estate Investment Trusts.

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For Singapore companies listed on the Catalist market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company’s issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

∎	For companies listed on the Main Market and ACE Market of the Bursa Malaysia Securities Bhd (Exchange), vote for issuance requests without preemptive rights to a maximum of 10 percent of currently issued capital. For real estate investment trusts (REITs), vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

For Latin American companies, generally vote for issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote for issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital. Specific Issuances requested will be evaluated on a case-by-case basis.

For shelf registration programs at Latin American companies (Argentina, Colombia, Chile, Mexico and Peru), vote on a case-by-case basis on all requests, with or without preemptive rights. Approval of a multi-year authority for the issuance of securities under Shelf Registration Programs will be considered on a case-by-case basis, taking into consideration, but not limited to, the following:

∎	Whether the company has provided adequate and timely disclosure including detailed information regarding the rationale for the proposed program;
∎	Whether the proposed amount to be approved under such authority, the use of the resources, the length of the authorization, the nature of the securities to be issued under such authority, including any potential risk of dilution to shareholders is disclosed; and
∎	Whether there are concerns regarding questionable finances, the use of the proceeds, or other governance concerns

Increases in Authorized Capital

Social Advisory Services Recommendation: Vote for non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote for specific proposals to increase authorized capital to any amount, unless:

∎	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet Social Advisory Services guidelines for the purpose being proposed; or
∎	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote against proposals to adopt unlimited capital authorizations.

Reduction of Capital

Social Advisory Services Recommendation:

∎	Vote for proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
∎	Vote proposals to reduce capital in connection with corporate restructuring on a case-by-case basis.

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Capital Structures

Social Advisory Services Recommendation:

∎	Vote for resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
∎	Vote against requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Social Advisory Services Recommendation:

∎	Vote for the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
∎	Vote for the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.
∎	Vote against the creation of a new class of preference shares that would carry superior voting rights to the common shares.
∎	Vote against the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
∎	Vote proposals to increase blank check preferred authorizations on a case-by-case basis.

Debt Issuance Requests

Social Advisory Services Recommendation:

∎	Vote non-convertible debt issuance requests on a case-by-case basis, with or without pre-emptive rights.
∎	Vote for the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets Social Advisory Services’ guidelines on equity issuance requests.
∎	Vote for proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Social Advisory Services Recommendation: Vote proposals to approve the pledging of assets for debt on a case-by-case basis.

Increase in Borrowing Powers

Social Advisory Services Recommendation: Vote proposals to approve increases in a company’s borrowing powers on a case-by-case basis.

Share Repurchase Plans

Social Advisory Services Recommendation: Generally vote for market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

∎	A repurchase limit of up to 10 percent of outstanding issued share capital;
∎	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
∎	Duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation, or code of governance best practice.

Authorities to repurchase shares in excess of the 10 percent repurchase limit will be assessed on a case-by-case basis. Social Advisory Services may support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholders’ interests. In such cases, the authority must comply with the following criteria:

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∎	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
∎	Duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, Social Advisory Services will evaluate the proposal based on the company’s historical practice. However, Social Advisory Services expects companies to disclose such limits and, in the future, may recommend a vote against companies that fail to do so. In such cases, the authority must comply with the following criteria:

∎	A holding limit of up to 10 percent of a company’s issued share capital in treasury (“on the shelf”); and
∎	Duration of no more than 18 months.

In addition, Social Advisory Services will recommend against any proposal where:

∎	The repurchase can be used for takeover defenses;
∎	There is clear evidence of abuse;
∎	There is no safeguard against selective buybacks;
∎	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

Market-Specific Exceptions

For Singapore, generally vote for resolutions authorizing the company to repurchase its own shares, unless the premium over the average trading price of the shares as implied by the maximum price paid exceeds 5 percent for on-market repurchases and 20 percent for off-market repurchases.

Reissuance of Shares Repurchased

Social Advisory Services Recommendation: Vote for requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Social Advisory Services Recommendation: Vote for requests to capitalize reserves for bonus issues of shares or to increase par value.

Private Placement

Social Advisory Services Recommendation: For Canadian companies, vote case-by-case on private placement issuances taking into account:

∎	Whether other resolutions are bundled with the issuance;
∎	Whether the rationale for the private placement issuance is disclosed;
∎	Dilution to existing shareholders’ position:
∎	issuance that represents no more than 30 percent of the company’s outstanding shares on a non-diluted basis is considered generally acceptable;
∎	Discount/premium in issuance price to the unaffected share price before the announcement of the private placement;
∎	Market reaction: The market’s response to the proposed private placement since announcement; and
∎	Other applicable factors, including conflict of interest, change in control/management, evaluation of other alternatives.

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Generally vote for the private placement issuance if it is expected that the company will file for bankruptcy if the transaction is not approved or the company’s auditor/management has indicated that the company has going concern issues.

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4.	Compensation

Preamble

The assessment of compensation follows the Social Advisory Services Global Principles on Executive and Director Compensation which are detailed below. These principles take into account global corporate governance best practice.

The Global Principles on Compensation underlie market-specific policies in all markets:

∎	Provide shareholders with clear, comprehensive compensation disclosures;
∎	Maintain appropriate pay structure with emphasis on long-term shareholder value;
∎	Avoid arrangements that risk “pay for failure;”
∎	Maintain an independent and effective compensation committee;
∎	Avoid inappropriate pay to non-executive directors.

European Guidelines

In line with European Commission Recommendation 2004/913/EC, Social Advisory Services believes that seeking annual shareholder approval for a company’s compensation policy is a positive corporate governance provision.

In applying the Five Global Principles, Social Advisory Services has formulated European Compensation Guidelines which take into account local codes of governance, market best practice, and the Recommendations published by the European Commission. Social Advisory Services analyzes compensation-related proposals based on the role of the beneficiaries and has therefore divided its executive and director compensation policy into two domains:

∎	Executive compensation-related proposals; and
∎	Non-executive director compensation-related proposals.

Executive Compensation-Related Proposals

Social Advisory Services will evaluate management proposals seeking ratification of a company’s executive compensation-related items on a case-by-case basis, and, where relevant, will take into account the European Pay for Performance (EP4P) model4 outcomes within a qualitative review of a company’s remuneration practices.

4 Definition of Pay-for-Performance Evaluation:

Social Advisory Services annually conducts a pay-for-performance analysis to measure the alignment between pay and performance over a sustained period. With respect to companies in the European Main Indices, this analysis considers the following:

◾	Peer Group Alignment:
✓	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
✓	The multiple of the CEO’s total pay relative to the peer group median.
◾

Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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Social Advisory Services Recommendation: Social Advisory Services will generally recommend a vote against a company’s compensation-related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

∎	Provide shareholders with clear and comprehensive compensation disclosures:
∎	Information on compensation-related proposals shall be made available to shareholders in a timely manner;
∎	The level of disclosure of the proposed compensation policy and remuneration report shall be sufficient for shareholders to make an informed decision and shall be in line with what local market best practice standards dictate;
∎	Remuneration report disclosure is expected to include amongst others: amounts paid to executives, alignment between company performance and payout to executives, disclosure of variable incentive targets and according levels of achievement and performance awards made, after the relevant performance period (ex-post), and disclosure and explanation of use of any discretionary authority or derogation clause by the board or remuneration committee to adjust pay outcomes.
∎	Companies shall adequately disclose all elements of the compensation, including:
∎	Any short- or long-term compensation component must include a maximum award limit.
∎	Long-term incentive plans must provide sufficient disclosure of (i) the exercise price/strike price (options); (ii) discount on grant; (iii) grant date/period; (iv) exercise/vesting period; and, if applicable, (v) performance criteria.
∎	Discretionary payments, if applicable.
∎	Maintain appropriate pay structure with emphasis on long-term shareholder value:
∎	The structure of the company’s short-term incentive plan shall be appropriate.
∎	The compensation policy must notably avoid guaranteed or discretionary compensation.
∎	The structure of the company’s long-term incentives shall be appropriate, including, but not limited to, dilution, vesting period, and, if applicable, performance conditions.
∎	Equity-based plans or awards that are linked to long-term company performance will be evaluated using Social Advisory Services’ general policy for equity-based plans; and
∎	For awards granted to executives, Social Advisory Services will generally require a clear link between shareholder value and awards, and stringent performance-based elements.
∎	The balance between short- and long-term variable compensation shall be appropriate
∎	The company’s executive compensation policy must notably avoid disproportionate focus on short-term variable element(s)
∎	Avoid arrangements that risk “pay for failure”:
∎	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices (principle being supported by Pay for Performance Evaluation).
∎	There shall be a clear link between the company’s performance and variable awards.
∎	There shall not be significant discrepancies between the company’s performance and real executive payouts.
∎	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
∎	Significant pay increases shall be explained by a detailed and compelling disclosure.
∎	Termination payments[5] must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
∎	Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

5 Termination payments’ means any payment linked to early termination of contracts for executive or managing directors, including payments related to the duration of a notice period or a non-competition clause included in the contract.

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∎	Maintain an independent and effective compensation committee:
∎	No executives may serve on the compensation committee.
∎	In certain markets the compensation committee shall be composed of a majority of independent members, as per Social Advisory Services policies on director election and board or committee composition.
∎	Compensation committees should use the discretion afforded them by shareholders to ensure that rewards properly reflect business performance[6].

In addition to the above, Social Advisory Services will generally recommend a vote against a compensation-related proposal if such proposal is in breach of any other supplemental market-specific voting policies.

Non-Executive Director Compensation

∎	Avoid inappropriate pay to non-executive directors.

Social Advisory Services Recommendation: Generally vote for proposals to award cash fees to non-executive directors.

Vote against where:

∎	Documents (including general meeting documents, annual report) provided prior to the general meeting do not mention fees paid to non-executive directors.
∎	Proposed amounts are excessive relative to other companies in the country or industry.
∎	The company intends to increase the fees excessively in comparison with market/sector practices, without stating compelling reasons that justify the increase.
∎	Proposals provide for the granting of stock options, performance-based equity compensation (including stock appreciation rights and performance-vesting restricted stock), and performance-based cash to non-executive directors.
∎	Proposals introduce retirement benefits for non-executive directors.

Vote on a case-by-case basis where:

∎	Proposals include both cash and share-based components to non-executive directors.
∎	Proposals bundle compensation for both non-executive and executive directors into a single resolution.

Equity-Based Compensation Guidelines

Social Advisory Services Recommendation: Generally vote for equity based compensation proposals for employees if the plan(s) are in line with long-term shareholder interests and align the award with shareholder value. This assessment includes, but is not limited to, the following factors:

6 In cases where a remuneration committee uses its discretion to determine payments, it should provide a clear explanation of its reasons, which are expected to be clearly justified by the financial results and the underlying performance of the company. The remuneration committee should disclose how it has taken into account any relevant environmental, social, and governance (ESG) matters when determining remuneration outcomes. Such factors may include (but are not limited to): workplace fatalities and injuries, significant environmental incidents, large or serial fines or sanctions from regulatory bodies and/or significant adverse legal judgments or settlements.

It is relatively rare that a remuneration committee chooses to amend the targets used for either the annual bonus or the LTIP following the start of the performance period, but where this has occurred, it is good practice for the company to demonstrate how the revised targets are in practice no less challenging than the targets which were originally set.

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The volume of awards transferred to participants must not be excessive: the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following Social Advisory Services guidelines:

∎	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable under Social Advisory Services criteria (challenging criteria). In addition, for companies in Hong Kong and Singapore, Social Advisory Services will support a plan’s dilution limit that exceeds these thresholds if the annual grant limit under the plan is 0.5 percent or less for a mature company (1 percent or less for a mature company with clearly disclosed performance criteria) and 1 percent or less for a growth company;
∎	The plan(s) must be sufficiently long-term in nature/structure: the minimum vesting period must be no less than three years from date of grant;
∎	The awards must be granted at market price. Discounts, if any, must be mitigated by performance criteria or other features that justify such discount.
∎	If applicable, performance standards must be fully disclosed, quantified, and long-term, with relative performance measures preferred.

Market-specific provisions for France:

∎	The potential volume from equity-based compensation plans must not exceed 10 percent of fully diluted issued share capital.
∎	In addition, for companies that refer to the AFEP-MEDEF Code, all awards (including stock options and warrants) to executives shall be conditional upon challenging performance criteria or premium pricing. For companies referring to the Middlenext Code (or not referring to any code) at least part of the awards to executives shall be conditional upon performance criteria or premium pricing. In both cases, free shares shall remain subject to performance criteria for all beneficiaries.

Finally, for large- and mid-cap companies, the company’s average three-year unadjusted burn rate (or, if lower, on the maximum volume per year implied by the proposal made at the general meeting) must not exceed the mean plus one standard deviation of its sector but no more than one percentage point from the prior year sector cap.

Employee Share Purchase Plans

Social Advisory Services Recommendation: Generally vote for employee stock purchase plans if the number of shares allocated to the plan is 10 percent or less of the company’s issued share capital.

Compensation-Related Voting Sanctions

Should a company be deemed:

∎	To have egregious remuneration practices;
∎	To have failed to follow market practice by not submitting expected resolutions on executive compensation; or
∎	To have failed to respond to significant shareholder dissent on remuneration-related proposals;

An adverse vote recommendation could be applied to any of the following on a case-by case basis:

∎	The reelection of the chair of the remuneration committee or, where relevant, any other members of the remuneration committee;
∎	The reelection of the board chair;

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∎	The discharge of directors; or
∎	The annual report and accounts.

This recommendation could be made in addition to other adverse recommendations under existing remuneration proposals (if any).

Stock	Option Plans – Adjustment for Dividend (Nordic Region)

Social Advisory Services Recommendation: Vote against stock option plans in Denmark, Finland, Norway, and Sweden if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive reward.

This includes one or a combination of the following:

∎	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above 0 percent when determining the number of options awarded under the plan;
∎	Having significantly higher expected dividends than actual historical dividends;
∎	Favorably adjusting the terms of existing options plans without valid reason; and/or
∎	Any other provisions or performance measures that result in undue award.

This policy applies to both new plans and amendments to introduce the provisions into already existing stock option plans. Social Advisory Services will make an exception if a company proposes to reduce the strike price by the amount of future special (extraordinary) dividends only.

Generally vote against if the potential increase of share capital amounts to more than 5 percent for mature companies or 10 percent for growth companies or if options may be exercised below the market price of the share at the date of grant, or that employee options do not lapse if employment is terminated.

Share Matching Plans (Sweden and Norway)
Social Advisory Services Recommendation:

Social Advisory Services considers the following factors when evaluating share matching plans:

∎	For every share matching plan, Social Advisory Services requires a holding period.
∎	For plans without performance criteria, the shares must be purchased at market price.
∎	For broad-based share matching plans directed at all employees, Social Advisory Services accepts an arrangement up to a 1:1 ratio, i.e. no more than one free share is awarded for every share purchased at market value.

In addition, for plans directed at executives, we require that sufficiently challenging performance criteria be attached to the plan. Higher discounts demand proportionally higher performance criteria.

The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock purchase/stock matching plans, must comply with Social Advisory Services’ guidelines.

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Canadian Guidelines

Social Advisory Services Recommendation: Evaluate executive pay and practices, as well as certain aspects of outside director compensation on a case-by-case basis.

Vote against management say on pay (MSOP) proposals, withhold from compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO), and/or against an equity-based incentive plan proposal if:

∎	There is a misalignment between CEO pay and company performance (pay for performance)
∎	The company maintains problematic pay practices; or
∎	The board exhibits poor communication and responsiveness to shareholders.

Pay for Performance:

∎	Rationale for determining compensation (e.g., why certain elements and pay targets are used, how they are used in relation to the company’s business strategy, and specific incentive plan goals, especially retrospective goals) and linkage of compensation to long-term performance;
∎	Evaluation of peer group benchmarking used to set target pay or award opportunities;
∎	Analysis of company performance and executive pay trends over time, taking into account our Pay-for- Performance policy;
∎	Mix of fixed versus variable and performance versus non-performance-based pay.

Pay Practices:

∎	Assessment of compensation components included in the Problematic Pay Practices policy such as: perks, severance packages, employee loans, supplemental executive pension plans, internal pay disparity and equity plan practices (including option backdating, repricing, option exchanges, or cancellations/surrenders and re-grants, etc.);
∎	Existence of measures that discourage excessive risk taking which include but are not limited to: clawbacks, holdbacks, stock ownership requirements, deferred compensation practices etc.

Board Communications and Responsiveness:

∎	Clarity of disclosure (e.g. whether the company’s Form 51-102F6 disclosure provides timely, accurate, clear information about compensation practices in both tabular format and narrative discussion);
∎	Assessment of board’s responsiveness to investor concerns on compensation issues (e.g., whether the company engaged with shareholders and / or responded to majority-supported shareholder proposals relating to executive pay).

Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposals

Social Advisory Services Recommendation: Vote case-by-case on management proposals for an advisory shareholder vote on executive compensation. Vote against these resolutions in cases where boards have failed to demonstrate good stewardship of investors’ interests regarding executive compensation practices.

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices -- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote against or withhold from compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote against an equity-based plan proposal presented for shareholder approval.

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Equity Compensation Plans

Social Advisory Services Recommendation: Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan[7] are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

∎	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
∎	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
∎	SVT based only on new shares requested plus shares remaining for future grants.

∎	Plan Features:
∎	Absence of problematic change-in-control (CIC) provisions, including:
∎	Single-trigger acceleration of award vesting in connection with a CIC; and
∎	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
∎	No financial assistance to plan participants for the exercise or settlement of awards;
∎	Public disclosure of the full text of the plan document; and
∎	Reasonable share dilution from equity plans relative to market best practices.

∎	Grant Practices:
∎	Reasonable three-year average burn rate relative to market best practices;
∎	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
∎	The issuance of performance-based equity to the CEO;
∎	A clawback provision applicable to equity awards; and
∎	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:

∎	Discretionary or insufficiently limited non-employee director participation;
∎	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
∎	A history of repricing stock options without shareholder approval (three-year look-back);
∎	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
∎	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Director Compensation - TSX

Social Advisory Services Recommendation: On a case-by-case basis, generally withhold from members of the committee responsible for director compensation (or, where no such committee has been identified, the board chair or full board) where director compensation practices which pose a risk of compromising a non-employee director’s independence or which otherwise appear problematic from the perspective of shareholders have been identified, including:

7 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.

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∎	Excessive (relative to standard market practice) inducement grants issued upon the appointment or election of a new director to the board (consideration will be given to the form in which the compensation has been issued and the board’s rationale for the inducement grant);
∎	Performance-based equity grants to non-employee directors which could pose a risk of aligning directors’ interests away from those of shareholders and toward those of management; and
∎	Other significant problematic practices relating to director compensation.

Other Compensation Plans

Employee Stock Purchase Plans (ESPPs, ESOPs)

Social Advisory Services Recommendation: Generally vote for broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

∎	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or as a percentage of base salary excluding bonus, commissions and special compensation);
∎	Employer contribution of up to 25 percent of employee contribution and no purchase price discount or employer contribution of more than 25 percent of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;
∎	Purchase price is at least 80 percent of fair market value with no employer contribution;
∎	Potential dilution together with all other equity-based plans is 10 percent of outstanding common shares or less; and
∎	The Plan Amendment Provision requires shareholder approval for amendments to:
∎	The number of shares reserved for the plan;
∎	The allowable purchase price discount;
∎	The employer matching contribution amount.

Treasury funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive based compensation if the employer match is greater than 25 percent of the employee contribution. In this case, the plan will be run through the Social Advisory Services compensation model to assess the Shareholder Value Transfer (SVT) cost of the plan together with the company’s other equity-based compensation plans.

Eligibility and administration are also key factors in determining the acceptability of an ESPP/ESOP plan.

Social Advisory Services will also take into account other compensation and benefit programs, in particular pensions.

Deferred Share Unit Plans

Social Advisory Services Recommendation: Generally vote for Deferred Compensation Plans if:

∎	Potential dilution, together with all other equity-based compensation, is ten percent of the outstanding common shares or less.

Other elements of director compensation to evaluate in conjunction with deferred share units include:

∎	Director stock ownership guidelines of a minimum of three times annual cash retainer;
∎	Vesting schedule or mandatory deferral period which requires that shares in payment of deferred units may not be paid out until the end of three years;
∎	The mix of remuneration between cash and equity; and
∎	Other forms of equity-based compensation, i.e. stock options, restricted stock.

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International Guidelines

Social Advisory Services Recommendation: Evaluate executive and director compensation proposals on a case-by-case basis taking into consideration the Global Principles as applicable.

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5.	Other Items

Reorganizations/Restructurings

Social Advisory Services Recommendation: Vote reorganizations and restructurings on a case-by-case basis.

Mergers and Acquisitions

Social Advisory Services Recommendation: Vote case-by-case on mergers and acquisitions taking into account the following:

For every M&A analysis, Social Advisory Services reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

∎	Valuation: Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, Social Advisory Services places emphasis on the offer premium, market reaction, and strategic rationale;
∎	Market reaction: How has the market responded to the proposed deal? A negative market reaction will cause Social Advisory Services to scrutinize a deal more closely;
∎	Strategic rationale: Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions;
∎	Conflicts of interest: Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? Social Advisory Services will consider whether any special interests may have influenced these directors and officers to support or recommend the merger;
∎	Governance: Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
∎	Stakeholder impact: Impact on community stakeholders including impact on workforce, environment, etc.

Vote against if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Social Advisory Services Recommendation: Vote proposals to waive mandatory takeover bid requirements on a case-by-case basis.

Reincorporation Proposals

Social Advisory Services Recommendation: Vote reincorporation proposals on a case-by-case basis.

Expansion of Business Activities

Social Advisory Services Recommendation: Vote for resolutions to expand business activities unless the new business takes the company into risky areas.

Exclusive Forum Proposals (TSX-Listed Companies and Venture Companies)

Social Advisory Services Recommendation: Vote case-by-case on proposals to adopt an exclusive forum by-law or to amend by-laws to add an exclusive forum provision, taking the following into consideration:

∎	Jurisdiction of incorporation;
∎	Board rationale for adopting exclusive forum;

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∎	Legal actions subject to the exclusive forum provision;
∎	Evidence of past harm as a result of shareholder legal action against the company originating outside of the jurisdiction of incorporation;
∎	Company corporate governance provisions and shareholder rights;
∎	Any other problematic provisions that raise concerns regarding shareholder rights.

Related-Party Transactions

Social Advisory Services Recommendation: Vote related-party transactions on a case-by-case basis considering factors including, but not limited to, the following:

∎	The parties on either side of the transaction;
∎	The nature of the asset to be transferred/service to be provided;
∎	The pricing of the transaction (and any associated professional valuation);
∎	The views of independent directors (where provided);
∎	The views of an independent financial adviser (where appointed);
∎	Whether any entities party to the transaction (including advisers) is conflicted; and
∎	The stated rationale for the transaction, including discussions of timing.

If there is a transaction that is deemed problematic and that was not put to a shareholder vote, Social Advisory Services may recommend against the election of the director(s) involved in the related-party transaction or against the full board.

In the case of Nigerian companies, vote for proposals relating to renewal of the general mandate for the company to enter into recurrent transactions with related parties necessary for its day-to-day operations in the absence of any concerns with the related party transactions concluded pursuant to this general mandate.

Antitakeover Mechanisms

Social Advisory Services Recommendation: Vote against all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Following the Florange act of 2016, for French companies listed on a regulated market, generally vote against any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders’ prior explicit approval.

Social and Environmental Proposals

Social Advisory Services Recommendation: Generally vote in favor of social and environmental proposals that seek to promote good corporate citizenship while enhancing long-term shareholder and stakeholder value. In determining votes on shareholder social and environmental proposals, the following factors are considered:

∎	Whether the proposal itself is well framed and reasonable;
∎	Whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
∎	Whether the company’s analysis and voting recommendation to shareholders is persuasive;
∎	The degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;
∎	Whether the subject of the proposal is best left to the discretion of the board;
∎	Whether the issues presented in the proposal are best dealt with through legislation, government regulation, or company-specific action;
∎	The company’s approach compared with its peers or any industry standard practices for addressing the issue(s) raised by the proposal;
∎	Whether the company has already responded in an appropriate or sufficient manner to the issue(s) raised in the proposal;

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∎	Whether there are significant controversies, fines, penalties, or litigation associated with the company’s environmental or social practices;
∎	If the proposal requests increased disclosure or greater transparency, whether or not sufficient information is publicly available to shareholders and whether it would be unduly burdensome for the company to compile and avail the requested information to shareholders in a more comprehensive or amalgamated fashion; and
∎	Whether implementation of the proposal would achieve the objectives sought in the proposal.

Generally vote for social and environmental shareholder proposals that seek greater disclosure on topics such as human/labor rights, workplace safety, environmental practices and climate change risk, sustainable business practices etc.

Vote all other social and environmental proposals on a case-by-case basis, taking into account the considerations outlined above.

6.	Foreign Private Issuers

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S. Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as FPIs, will be subject to the following policy:

Vote against or withhold from non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, compensation, and a nomination committee, each of which is entirely composed of independent directors. Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. All other voting items will be evaluated using the relevant regional or market proxy voting guidelines.

While a firm’s country of incorporation will remain the primary basis for evaluating companies, Social Advisory Services will generally apply its U.S. policies to the extent possible with respect to issuers that file DEF 14As, 10-K annual reports, and 10-Q quarterly reports, and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC). U.S. policies will also apply to companies listed on U.S. exchanges as Foreign Private Issuers (FPIs) and that may be exempt from the disclosure and corporate governance requirements that apply to most companies traded on U.S. exchanges, including a number of SEC rules and stock market listing requirements. Corporations that have reincorporated outside the U.S. have found themselves subject to a combination of governance regulations and best practice standards that may not be entirely compatible with an evaluation framework based solely on the country of incorporation.

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PART C

OTHER INFORMATION

Item 28.		Exhibits

(a)	(1)	Certificate of Trust dated May 13, 2010[1]

	(2)	Amendment to the Certificate of Trust dated April 12, 2011[1]

	(3)	Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]

	(4)	Amendment No. 1 to the Amended and Restated Agreement and Declaration of Trust dated December 12, 2013[7]

	(5)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of March 21, 2019[17]

	(6)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of February 4, 2021[20]

	(7)	Amended and Restated Schedule A to the Amended and Restated Agreement and Declaration of Trust as of June 18, 2021[21]

(b)	(1)	Amended and Restated By-Laws of the Trust[3]

	(2)	Amendment to the Amended and Restated By-Laws of the Trust dated September 24, 2015[10]

(c)		Articles IV, V, VI, VII and IX of the Amended and Restated Agreement and Declaration of Trust dated June 28, 2011[3]

(d)	(1)	Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[3]

	(2)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[18]

	(3)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[22]

	(4)	Amended and Restated Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. dated March 1, 2019[16]

	(5)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets Ex-US Quality Low Volatility Index Fund and FlexShares® Emerging Markets Quality Low Volatility Index Fund)[18]

	(6)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc., dated March 1, 2020[19]

	(7)	Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets Ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund)[22]

	(8)	Amendment to Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[12]

	(9)	Amendment No. 2 to Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.[14]

(e)	(1)	Distribution Agreement between the Trust and Foreside Fund Services, LLC[14]

	(2)	First Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC (amending Exhibit A)[16]

	(3)	Second Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC (amending Exhibit A)[18]

	(4)	Third Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC dated September 6, 2019[19]

	(5)	Fourth Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC[22]

	(6)	Form of Authorized Participant Agreement[3]

(f)		Not applicable

(g)	(1)	Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]

	(2)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[7]

	(3)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(4)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated September 1, 2020[20]

	(5)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[22]

(h)	(1)	Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A.[3]

	(2)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated July 22, 2014[7]

	(3)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(4)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated September 9, 2019[19]

	(5)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated September 1, 2020[20]

	(6)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[22]

	(7)	Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A.[4]

	(8)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. dated July 22, 2014[7]

	(9)	Amendment to the Fund Servicing Agreement between the Trust and the J.P. Morgan Chase Bank, N.A. dated August 20, 2018[16]

	(10)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated April 17, 2019[18]

	(11)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[18]

	(12)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated April 29, 2020[20]

	(13)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. dated September 1, 2020[20]

	(14)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A)[22]

	(15)	Form of Sublicense Agreement between the Trust and Northern Trust Investments, Inc.[3]

	(16)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Quality Dividend Funds)[5]

	(17)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Global Quality Real Estate Index Fund)[6]

	(18)	License Agreement dated October 29, 2014 between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund)[8]

	(19)	License Agreement dated September 3, 2015 between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Large Cap Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[9]

	(20)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® Real Assets Allocation Index Fund)[11]

	(21)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® High Yield Value-Scored Bond Index Fund)[15]

	(22)	License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® US Quality Low Volatility Index Fund, FlexShares® Developed Markets Ex-US Quality Low Volatility Index Fund and FlexShares® Emerging Markets Quality Low Volatility Index Fund)[18]

	(23)	License Agreement dated January 24, 2020 between the Trust and Northern Trust Investments, Inc. (FlexShares® Credit-Scored US Corporate Bond Index Fund and FlexShares® Credit-Scored US Long Corporate Bond Index Fund)[19]

	(24)	Form of License Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets Ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate Core Index Fund)[21]

(i)	(a)	Consent of Counsel[22]

	(b)	Opinion and Consent of Counsel[22]

(j)		Not applicable

(k)		Not applicable

(l)		Initial Capital Agreement[3]

(m)		Distribution and Service Plan, adopted July 14, 2011[3]

(n)		Not applicable

(o)		Not applicable

(p)	(1)	Amended Code of Ethics of the Trust[20]

	(2)	Amended and Restated Code of Ethics of Northern Trust Investments, Inc.[21]

(Other)		Power of Attorney[21]

101.INSXBRL	Instance—the instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document

101.SCHXBRL	Taxonomy Extension Schema Document

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101.DEFXBRL	Taxonomy Extension Definition Linkbase Document

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101.PREXBRL	Taxonomy Extension Presentation Linkbase Document

1.	Incorporated herein by reference to the Initial Registration Statement filed on May 5, 2011.
2.	Incorporated herein by reference to Pre-Effective Amendment No. 1 filed on August 8, 2011.
3.	Incorporated herein by reference to Pre-Effective Amendment No. 2 filed on September 1, 2011.
4.	Incorporated herein by reference to Post-Effective Amendment No. 2 filed on October 18, 2011.
5.	Incorporated herein by reference to Post-Effective Amendment No. 32 filed on February 28, 2013.
6.	Incorporated herein by reference to Post-Effective Amendment No. 42 filed on February 28, 2014.
7.	Incorporated herein by reference to Post-Effective Amendment No. 47 filed on August 13, 2014.
8.	Incorporated herein by reference to Post-Effective Amendment No. 50 filed on November 3, 2014.
9.	Incorporated herein by reference to Post-Effective Amendment No. 58 filed on September 3, 2015.
10.	Incorporated herein by reference to Post-Effective Amendment No. 60 filed on November 3, 2015.
11.	Incorporated herein by reference to Post-Effective Amendment No. 61 filed on November 6, 2015.
12.	Incorporated herein by reference to Post-Effective Amendment No. 70 filed on November 10, 2016.
13.	Incorporated herein by reference to Post-Effective Amendment No. 72 filed on February 24, 2017.
14.	Incorporated herein by reference to Post-Effective Amendment No. 74 filed on February 26, 2018.

15.	Incorporated herein by reference to Post-Effective Amendment No. 78 filed on June 21, 2018.
16.	Incorporated herein by reference to Post-Effective Amendment No. 80 filed on February 26, 2019.
17.	Incorporated herein by reference to Post-Effective Amendment No. 82 filed on April 11, 2019.
18.	Incorporated herein by reference to Post-Effective Amendment No. 83 filed on June 24, 2019.
19.	Incorporated herein by reference to Post-Effective Amendment No. 86 filed on February 26, 2020.
20.	Incorporated herein by reference to Post-Effective Amendment No. 88 filed on February 24, 2021.
21.	Incorporated herein by reference to Post-Effective Amendment No. 89 filed on June 24, 2021.
22.	Filed herewith.

Item 29.       Persons Controlled by or Under Common Control with Registrant

None.

Item 30.       Indemnification

Section 3 of Article IV of the Registrant’s Amended and Restated Agreement and Declaration of Trust provides for indemnification of the Registrant’s officers and Trustees under certain circumstances.

Section 8 of the Investment Advisory and Ancillary Services Agreement between the Registrant and Northern Trust Investments, Inc. (the “Investment Adviser” or “NTI”) provides for indemnification of the Adviser or, in lieu thereof, contribution by Registrant, in connection with certain claims and liabilities to which the Adviser may be subject.

Paragraph 6 of the Distribution Agreement between the Registrant and Foreside Fund Services, LLC (“Foreside”) provides that the Registrant will indemnify Foreside against certain liabilities relating to untrue statements or omissions of material fact except those resulting from the reliance on information furnished to the Registrant by Foreside, or those resulting from the willful misfeasance, bad faith, gross negligence or reckless disregard of Foreside. Paragraph 6 of the Distribution Agreement also provides that Foreside will indemnify the Trustees and officers of the Registrant against certain liabilities relating to allegations of wrongful acts of Foreside, Foreside’s breach of any obligation, representation or warranty under the Distribution Agreement, Foreside’s failure to comply in any material respect with applicable securities laws, and allegations of untrue statements or omissions of material fact resulting from the reliance on information furnished to the Registrant by Foreside.

A mutual fund trustee and officer liability policy purchased by the Registrant insures the Registrant and its Trustees and officers, subject to the policy’s coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31.       Business and Other Connections of the Investment Adviser

Northern Trust Investments, Inc. (“NTI”) is an indirect subsidiary of Northern Trust Corporation. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, Illinois 60603.

Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. The table below was provided to the Registrant by the Investment Adviser for inclusion in this Registration Statement.

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Abunassar, John Director and Executive Vice President	The Northern Trust Company	Executive Vice President

McInerney, Joseph W. Senior Vice President and Chief Risk Officer

Carberry, Craig R. Senior Vice President, Chief Legal Officer, Senior Trust Officer and Secretary	The Northern Trust Company	Deputy General Counsel and Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

	50 South Capital Advisors, LLC FlexShares Trust® Northern Funds Northern Institutional Funds Alpha-Core Strategies Fund Belvedere Advisers LLC Northern Trust Securities, Inc.	Chief Legal Officer and Secretary Chief Legal Officer Chief Legal Officer Chief Legal Officer Secretary Chief Legal Officer and Secretary Secretary

Kumar, Archana Director, Executive Vice President and Chief Operating Officer

Chappell, Darlene Vice President and Anti-Money Laundering Compliance Officer	50 South Capital Advisors, LLC Northern Institutional Funds Northern Funds FlexShares Trust®	AML Compliance Officer AML Compliance Officer AML Compliance Officer AML Compliance Officer
	Belvedere Advisors LLC	AML Compliance Officer

Del Real, Jose J. Senior Vice President, Senior Legal Counsel, and Assistant Secretary	Northern Institutional Funds Northern Funds The Northern Trust Company	Secretary Secretary Assistant General Counsel and Senior Vice President

	FlexShares Trust®	Secretary

Ewing, Peter K. Director and Senior Vice President	The Northern Trust Company Northern Institutional Funds Northern Funds FlexShares Trust®	Senior Vice President President and Principal Executive Officer President and Principal Executive Officer President and Principal Executive Officer

Hawkins, Sheri B. Director and Executive Vice President

Teufel, Maya G. Senior Vice President and Chief Compliance Officer	FlexShares Trust®	Chief Compliance Officer

Thomas, Shundrawn A. Director, President, Chief Executive Officer, and Chairman	The Northern Trust Company	Executive Vice President

Wickert, Ryan M. Senior Vice President, Chief Financial Officer, Cashier and Treasurer	Belvedere Advisors LLC	Chief Financial Officer and Senior Vice President

Name and Position with Investment Adviser (NTI)	Name of Other Company	Position with Other Company

Wojnar, Darek Director and Executive Vice President	Northern Institutional Funds Northern Funds FlexShares Trust® The Northern Trust Company	Trustee Trustee Trustee Executive Vice President

Item 32.       Principal Underwriters

(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund
2.	Absolute Shares Trust
3.	AdvisorShares Trust
4.	AFA Multi-Manager Credit Fund
5.	AGF Investments Trust (f/k/a FQF Trust)
6.	AIM ETF Products Trust
7.	Alexis Practical Tactical ETF, Series of Listed Funds Trust
8.	AlphaCentric Prime Meridian Income Fund
9.	American Century ETF Trust
10.	American Customer Satisfaction ETF, Series of ETF Series Solutions
11.	Amplify ETF Trust
12.	ARK ETF Trust
13.	ASYMmetric ETFs Trust
14.	Bluestone Community Development Fund (f/k/a The 504 Fund)
15.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust
16.	Bridgeway Funds, Inc.
17.	Brinker Capital Destinations Trust
18.	Brookfield Real Assets Income Fund Inc.
19.	Cabot Equity Growth ETF, Series of Listed Funds Trust
20.	Calamos Convertible and High Income Fund
21.	Calamos Convertible Opportunities and Income Fund
22.	Calamos Dynamic Convertible and Income Fund
23.	Calamos Global Dynamic Income Fund
24.	Calamos Global Total Return Fund
25.	Calamos Strategic Total Return Fund
26.	Carlyle Tactical Private Credit Fund
27.	Center Coast Brookfield MLP & Energy Infrastructure Fund
28.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
29.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
30.	Cliffwater Corporate Lending Fund
31.	Cliffwater Enhanced Lending Fund
32.	Cohen & Steers Infrastructure Fund, Inc.
33.	CornerCap Group of Funds
34.	Davis Fundamental ETF Trust
35.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
36.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions
37.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions
38.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions
39.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
40.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions
41.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions
42.	Defiance Quantum ETF, Series of ETF Series Solutions
43.	Direxion Shares ETF Trust
44.	DoubleLine Opportunistic Credit Fund
45.	Eaton Vance NextShares Trust
46.	Eaton Vance NextShares Trust II

47.	EIP Investment Trust
48.	Ellington Income Opportunities Fund
49.	EntrepreneurShares Series Trust
50.	Esoterica Thematic ETF Trust
51.	ETF Opportunities Trust
52.	Evanston Alternative Opportunities Fund
53.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)
54.	Fat Tail Risk ETF, Series of Collaborative Investment Series Trust
55.	Fiera Capital Series Trust
56.	FlexShares Trust
57.	FOMO ETF, Series of Collaborative Investment Series Trust
58.	Forum Funds
59.	Forum Funds II
60.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series
61.	Guinness Atkinson Funds
62.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
63.	Infinity Core Alternative Fund
64.	Innovator ETFs Trust
65.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)
66.	Ironwood Institutional Multi-Strategy Fund LLC
67.	Ironwood Multi-Strategy Fund LLC
68.	John Hancock Exchange-Traded Fund Trust
69.	Mairs & Power Funds Trust
70.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
71.	Manor Investment Funds
72.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
73.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust
74.	Morningstar Funds Trust
75.	OSI ETF Trust
76.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust
77.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
78.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
79.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
80.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
81.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
82.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
83.	Pacific Global ETF Trust
84.	Palmer Square Opportunistic Income Fund
85.	Partners Group Private Income Opportunities, LLC
86.	PENN Capital Funds Trust
87.	Performance Trust Mutual Funds, Series of Trust for Professional Managers
88.	Plan Investment Fund, Inc.
89.	PMC Funds, Series of Trust for Professional Managers
90.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions
91.	Putnam ETF Trust
92.	Quaker Investment Trust
93.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
94.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
95.	Renaissance Capital Greenwich Funds
96.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
97.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions
98.	RMB Investors Trust (f/k/a Burnham Investors Trust)
99.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
100.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
101.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust
102.	Roundhill MVP ETF, Series of Listed Funds Trust
103.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
104.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust

105.	Salient MF Trust
106.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
107.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
108.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
109.	SHP ETF Trust
110.	Six Circles Trust
111.	Sound Shore Fund, Inc.
112.	Spear Alpha ETF, Series of Listed Funds Trust
113.	Strategy Shares
114.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
115.	Syntax ETF Trust
116.	The Active Dividend Stock ETF, Series of Collaborative Investment Series Trust
117.	The Chartwell Funds
118.	The Community Development Fund
119.	The De-SPAC ETF, Series of Collaborative Investment Series Trust
120.	The Private Shares Fund (f/k/a SharesPost 100 Fund)
121.	The Relative Value Fund
122.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust
123.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
124.	Third Avenue Trust
125.	Third Avenue Variable Series Trust
126.	Tidal ETF Trust
127.	TIFF Investment Program
128.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
129.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
130.	Timothy Plan International ETF, Series of The Timothy Plan
131.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
132.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
133.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
134.	Transamerica ETF Trust
135.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust
136.	Trend Aggregation Conservative ETF, Series of Collaborative Investment Series Trust
137.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust
138.	Trend Aggregation US ETF, Series of Collaborative Investment Series Trust
139.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust
140.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
141.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
142.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
143.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
144.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
145.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
146.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
147.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
148.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
149.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
150.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust
151.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
152.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
153.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
154.	U.S. Global Investors Funds
155.	Variant Alternative Income Fund
156.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
157.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
158.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
159.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
160.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
161.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
162.	VictoryShares Protect America ETF, Series of Victory Portfolios II
163.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II

164.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
165.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
166.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
167.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
168.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
169.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
170.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
171.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
172.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
173.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
174.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
175.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II
176.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II
177.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II
178.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)
179.	WisdomTree Trust
180.	WST Investment Trust
181.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200, Milwaukee, WI 53202	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)    Not applicable.

Item 33.       Location of Accounts and Records

The Amended and Restated Agreement and Declaration of Trust, By-Laws and minute books of the Registrant are in the physical possession of JPMorgan Chase Bank, N.A., 70 Fargo Street, Boston, Massachusetts 02110. Records for Foreside Fund Services, LLC, the distributor, are located at Three Canal Plaza, Portland, Maine 04101. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940, as amended, and the Rules promulgated thereunder are in the physical possession of The Northern Trust Company and NTI, 50 S. LaSalle Street, Chicago, Illinois

60603.

Item 34.       Management Services

Not Applicable.

Item 35.       Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment No. 90 to its Registration Statement pursuant to Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 90 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago and State of Illinois on the 3rd day of September, 2021.

FLEXSHARES® TRUST

By: /s/ Peter K. Ewing
Peter K. Ewing President

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 90 to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Sarah N. Garvey* Sarah N. Garvey	Trustee	September 3, 2021

/s/ Philip G. Hubbard* Philip G. Hubbard	Trustee	September 3, 2021

/s/ Eric T. McKissack* Eric T. McKissack	Trustee	September 3, 2021

/s/ Darek Wojnar* Darek Wojnar	Trustee	September 3, 2021

/s/ Peter K. Ewing Peter K. Ewing	President (Principal Executive Officer)	September 3, 2021

/s/ Randal E. Rein Randal E. Rein	Treasurer (Principal Financial Officer and Principal Accounting Officer)	September 3, 2021

*By: /s/ Peter K. Ewing
Peter K. Ewing
(Attorney-in-Fact)

*Pursuant to a power of attorney.

Exhibit Index

(d)(3)	Amended and Restated Appendix A to the Investment Advisory and Ancillary Services Agreement between the Trust and Northern Trust Investments, Inc.

(d)(7)

Expense Reimbursement Agreement between the Trust and Northern Trust Investments, Inc. (FlexShares® ESG & Climate US Large Cap Core Index Fund, FlexShares® ESG & Climate Developed Markets Ex-US Core Index Fund, FlexShares® ESG & Climate Emerging Markets Core Index Fund, FlexShares® ESG & Climate High Yield Corporate Core Index Fund and FlexShares® ESG & Climate Investment Grade Corporate

Core Index Fund).

(e)(5)	Fourth Amendment to Distribution Agreement between the Trust and Foreside Fund Services, LLC.

(g)(5)	Amendment to the Global Custody Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A).

(h)(6)	Amendment to the Agency Services Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A).

(h)(14)	Amendment to the Fund Servicing Agreement between the Trust and J.P. Morgan Chase Bank, N.A. (amending Appendix A).

(i)	(a) Consent of Counsel.

(b) Opinion and Consent of Counsel.